UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05518

                             The RBB Fund, Inc.

(Exact name of registrant as specified in charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

                             Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                             Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ABBEY CAPITAL FUTURES STRATEGY FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned -1.68% net of fees for the 12-month period ended August 31, 2016. The period commenced with relatively strong trends in energy and industrial metals prior to corrections in these sectors at the start of 2016. Trends were exhibited in global bond markets through most of the period, although choppy trading conditions in currency and equity markets proved difficult for the Fund’s allocation to trendfollowing strategies. The Fund allocates to its underlying trading advisors through its investment in Abbey Capital Offshore Fund Limited (the “ACOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACOF.

	2016 YTD	SEPT. 1, 2015 TO AUG. 31, 2016	SEPT. 1, 2014 TO AUG. 31, 2015	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	(2.32)%	(1.68)%	18.46%	9.05%
Class A Shares* (pro forma July 1, 2014 to Aug. 29, 2014)	(2.49)%	(1.94)%	18.17%	8.78%
Class A Shares* (max load) (pro forma July 1, 2014 to Aug. 29, 2014)	(8.12)%	(7.56)%	11.40%	5.85%
Class C Shares** (pro forma July 1, 2014 to Oct. 6, 2015)	(2.98)%	(2.64)%	17.28%	7.98%
BofA Merrill Lynch 3-Month T-Bill Index	0.19%	0.23%	0.03%	0.12%
S&P 500 Total Return Index	7.82%	12.55%	0.48%	7.09%
Barclay CTA Index	0.65%	0.47%	4.01%	2.46%

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (U.S. toll-free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the performance of the above referenced indices is shown for illustrative purposes only.

*Performance figures for Class A include the performance of Class I from July 1 to August 29, 2014, adjusted for the fees and expenses of Class A. Returns for Class A with load reflect a deduction for the maximum front-end sales charge of 5.75%.

**Class C performance prior to October 6, 2015 is the performance of Class I, adjusted for the Class C expense ratio.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses in order to the limit total fund annual operating expenses (excluding certain items) to 1.99% for Class I, 2.24% for Class A and 2.99% for Class C. The expense limitation is in effect until December 31, 2016. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. Without the limitation arrangement, the expense ratios are 2.46% for Class I, 2.71% for Class A and 3.46% for Class C, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation. Please see pages 26-28 for current figures.

Market Commentary

Concerns over the global economy, energy market volatility and divergence in monetary policy between the US Federal Reserve (the “Fed”) and other major central banks were some of the key market drivers over the year. Investor risk appetite improved early in the period as the People’s Bank of China (“PBOC”) responded to the economic downturn by cutting interest rates. In the eurozone, persistently weak inflation prompted speculation of increased stimulus from the European Central Bank (“ECB”); ultimately, the ECB increased its asset-purchase program in December, but the measures fell short of expectations and triggered a reversal in the EUR and eurozone bonds. In contrast, the Fed raised interest rates in December, ending speculation that had dominated markets for much of 2015. The removal of uncertainty was taken positively by equity markets, which had a strong finish to 2015, despite the fact that oil markets remained pressured by persistent supply glut concerns.

1

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONTINUED)

(UNAUDITED)

In early 2016, weak Chinese economic data sparked a sell-off in global equities, with significant declines in crude oil accelerating the downtrend. Banking stocks were particularly pressured amid fears over nonperforming energy loans, while decisions by central banks to adopt negative rates raised additional fears over the profitability of the banking sector. The risk-averse environment drove strong demand for perceived safe-haven assets such as core government debt and gold. Global equities recovered somewhat from mid-February after fresh stimulus measures from the ECB and the PBOC, although the weak inflation outlook continued to support demand for sovereign bonds. EUR/USD also appreciated strongly, despite the ECB’s reduction in their key policy rate, while the JPY benefited from the sell-off in risk assets.

Risk appetite recovered further during April and May 2016, as a rebound in oil prices and improved US data supported global equities. The Fed continued to delay a second rate hike, but an improvement in US labour market conditions prompted Fed policymakers to acknowledge that further improvements in economic data would probably warrant a summer rate hike. Sentiment changed sharply in June following a particularly weak US nonfarm payrolls report, while the UK’s decision to leave the EU provoked declines in UK and eurozone equities. Heightened levels of risk aversion overcame markets following the UK referendum, with the GBP sustaining a heavy depreciation, although US equities remained firm as investors speculated that the impact of Brexit would mostly be felt in Europe.

Central bank policy returned to the fore near the end of the period, as increased US rate hike prospects contrasted with expectations of easing from other major central banks. The Bank of England’s decision to cut interest rates and increase its asset-purchasing programme fuelled a rally in UK and eurozone equities. Furthermore, speculation of oil-producer cooperation saw crude oil prices rally in August, supporting risk assets. US equities touched all time highs before correcting slightly as hawkish commentary from various Fed officials lifted expectations of a 2016 US rate hike. Consequentially, a sell-off in treasuries spilled over into European bond markets, while precious metals sustained losses as the higher US yields discouraged investors from purchasing non-interest bearing assets.

Performance Attribution

Negative performance for ACOF was driven by losses in major currencies. Within this sector, long USD positions against the EUR and CHF, as well as mixed AUD/USD exposure were the primary detractors. Losses in equities were driven by short Nikkei 225, long CAC 40 and long Nasdaq 100 positioning. In base metals, losses stemmed from trading in lead and aluminum, while losses in soft commodities stemmed from long cocoa and short coffee exposure. Performance in interest rates was also negative, with a short Eurodollar 3-month position generating losses. Positive performance was seen from bond trading, with long positions in German contracts driving gains. In energy, mostly short positions in natural gas and crude oil proved profitable, while precious metal gains stemmed from mixed gold exposure over the period.

At the trading style level, Global Macro and Value managers performed negatively, while Diversified Trendfollowing (“Trendfollowing”) managers were positive. The largest losses for Global Macro managers were incurred in major currencies and interest rates, due to long USD positions against the EUR and short positions in US interest rate futures. Trendfollowing managers were similarly hampered by short EUR/USD and long USD/CHF positions. Negative performance for Value managers stemmed from spread trading in bonds, as gains from mostly long German 10-year bond positions were outweighed by losses from short positions in Australian and Japanese debt. Further losses came from mixed positions in UK and US 10-year contracts. In contrast, Trendfollowing managers were positive in bonds, benefiting from long positions in German, US and Japanese debt, while further positive performance was seen in energy, as Trendfollowing managers captured gains from the downtrend in energy prices at the start of the period.

2

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

(UNAUDITED)

Portfolio Allocations

MANAGER	PROGRAM	TRADING STYLE*	ALLOCATION DATE

Cantab Capital Partners, LLP	CCP Core Macro Fund	Diversified Trendfollowing	July 02, 2014

Altis Partners (Jersey) Limited	Altis Emerald	Diversified Trendfollowing	July 10, 2014

P/E Global, LLC	P/E Emerald	Global Macro	July 14, 2014

Harmonic Capital Partners LLP	Harmonic Emerald	Value	July 17, 2014

Revolution Capital Management, LLC	Revolution Emerald	Diversified Trendfollowing	July 02, 2014

Eclipse Capital Management, Inc.	Eclipse Emerald	Diversified Trendfollowing	July 14, 2014

Graham Capital Management L.P.	Tactical Trend	Diversified Trendfollowing	July 02, 2014

Trigon Investment Advisors, LLC	Trigon Emerald	Global Macro	July 02, 2014

Conquest Capital, LLC	Conquest Emerald	Global Macro	October 27, 2015

* Trading advisors appointed to ACOF have been classified in accordance with the Trading Style that best describes each of their primary trading strategies as determined by the Adviser.

AUD	Australian Dollar
CAD	Canadian Dollar
JPY	Japanese Yen
EUR	Euro
GBP	British Pound Sterling
CHF	Swiss Franc
TRY	Turkish Lira
ZAR	South African Rand
BRL	Brazilian Real
USD	US Dollar

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ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA

(UNAUDITED)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Total Return Index and Barclay CTA Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to the difference in class specific fees.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2016
	One Year	Since Inception†
Abbey Capital Futures Strategy Fund, Class A Shares (without sales charge) (Pro forma July 1, 2014 to Aug. 29, 2014)	-1.94%	8.78%	*
Abbey Capital Futures Strategy Fund, Class A Shares (with sales charge) (Pro forma July 1, 2014 to Aug. 29, 2014)	-7.56%	5.85%	*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%	0.12%	**
S&P 500 Total Return Index	12.55%	7.09%	**
Barclay CTA Index	0.47%	2.46%	**

Abbey Capital Futures Strategy Fund, Class C Shares (Pro forma July 1, 2014 to Oct. 6, 2015)	-2.64%	7.98%	***
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%	0.12%	**
S&P 500 Total Return Index	12.55%	7.09%	**
Barclay CTA Index	0.47%	2.46%	**

†	Inception dates of Class A Shares and Class C Shares of the Fund were August 29, 2014 and October 6, 2015, respectively.

*	Class A Share performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**

Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only the Fund is not benchmarked against any of the indices referenced.

***	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500 Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the above is shown for illustrative purposes only.

4

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONTINUED)

(UNAUDITED)

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of their investment. The Fund invests in long and short positions in futures, forwards, spot contracts, swaps, and options, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% and 2.99% of the Fund’s average daily net assets attributable to Class A Shares and Class C Shares, respectively. Without the limitation arrangement, the expense ratios are 2.71% for Class A Shares and 3.46% for Class C Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see pages 26 and 28 for current figures.

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Portfolio composition is subject to change.

5

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONTINUED)

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Total Return Index and Barclay CTA Index

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2016

	ONE YEAR	SINCE INCEPTION†
Abbey Capital Futures Strategy Fund, Class I Shares	-1.68%	9.05%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%	0.12%	*
S&P 500 Total Return Index	12.55%	7.09%	*
Barclay CTA Index	0.47%	2.46%	*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Benchmark performance is from the inception date of Class I Shares only and is not the inception date of the benchmark itself.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500 Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences these indices may not be directly comparable and the above is shown for illustrative purposes only.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of their investment. The Fund invests in long and short positions in futures, forwards, spot contracts, swaps, and options, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the expense ratio is 2.46% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see page 27 for current figures.

6

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONCLUDED)

(UNAUDITED)

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Portfolio composition is subject to change.

7

ABBEY CAPITAL FUTURES STRATEGY FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	CLASS A SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2016	AUGUST 31, 2016	DURING PERIOD
Actual*	$1,000.00	$ 935.60	$11.04
Hypothetical (5% return before expenses)	1,000.00	1,013.72	11.49

	CLASS I SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2016	AUGUST 31, 2016	DURING PERIOD
Actual**	$1,000.00	$937.30	$9.84
Hypothetical (5% return before expenses)	1,000.00	1,014.98	10.23

	CLASS C SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2016	AUGUST 31, 2016	DURING PERIOD
Actual***	$1,000.00	$931.60	$14.66
Hypothetical (5% return before expenses)	1,000.00	1,009.95	15.26

8

ABBEY CAPITAL FUTURES STRATEGY FUND

FUND EXPENSE EXAMPLES (CONCLUDED)

(UNAUDITED)

*

Expenses equal to an annualized expense ratio for the period March 1, 2016 to August 31, 2016 of 2.26% for the Class A Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366 days to reflect the one-half year period. The annualized amount of interest expense was 0.02% for the period March 1, 2016 to August 31, 2016. Without this expense, the annualized expense ratio would have been 2.24%. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class A Shares of the Fund of (6.44%).

**

Expenses equal to an annualized expense ratio for the period March 1, 2016 to August 31, 2016 of 2.01% for the Class I Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366 days to reflect the one-half year period. The annualized amount of interest expense was 0.02% for the period March 1, 2016 to August 31, 2016. Without this expense, the annualized expense ratio would have been 1.99%. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class I Shares of the Fund of (6.27%).

***

Expenses equal to an annualized expense ratio for the period March 1, 2016 to August 31, 2016 of 3.01% for the Class C Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366 days to reflect the one-half year period. The annualized amount of interest expense was 0.02% for the period March 1, 2016 to August 31, 2016. Without this expense, the annualized expense ratio would have been 2.99%. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class C Shares of the Fund of (6.84%).

9

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2016

(UNAUDITED)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2016.

	% OF NET
SECURITY TYPE	ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	84.8%	$648,676,904
PURCHASED OPTIONS	0.3	2,398,431
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures, forward foreign currency contracts and written options)	14.9	114,271,096

NET ASSETS	100.0%	$765,346,431

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the financial statements.

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ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2016

		MATURITY	PAR
	COUPON*	DATE	(000’S)	VALUE
SHORT-TERM INVESTMENTS — 84.8%
U.S. TREASURY OBLIGATIONS—84.8%
U.S. Treasury Bills	0.420%	09/01/16	$35,866	$35,866,000
U.S. Treasury Bills	0.382%	09/22/16	63,136	63,128,487
U.S. Treasury Bills	0.335%	10/13/16	33,115	33,105,827
U.S. Treasury Bills	0.410%	11/17/16	49,300	49,272,293
U.S. Treasury Bills	0.340%	12/01/16	52,269	52,225,669
U.S. Treasury Bills	0.278%	12/22/16	92,286	92,192,607
U.S. Treasury Bills	0.376%	01/05/17	55,218	55,150,524
U.S. Treasury Bills	0.401%	01/12/17	10,851	10,836,688
U.S. Treasury Bills	0.347%	01/19/17	26,302	26,264,046
U.S. Treasury Bills	0.373%	01/26/17	2,218	2,214,305
U.S. Treasury Bills	0.399%	02/02/17	72,875	72,740,108
U.S. Treasury Bills	0.408%	02/09/17	122,858	122,617,567
U.S. Treasury Bills	0.416%	02/16/17	33,131	33,062,783

				648,676,904

TOTAL SHORT-TERM INVESTMENTS (Cost $ 648,686,988)				648,676,904

TOTAL PURCHASED OPTIONS — 0.3%** (Cost $ 2,788,103)				2,398,431

TOTAL INVESTMENTS — 85.1% (Cost $ 651,475,091)				651,075,335

OTHER ASSETS IN EXCESS OF LIABILITIES — 14.9%				114,271,096

NET ASSETS — 100.0%				$765,346,431

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 20 for detail information regarding the Purchased Options.

The accompanying notes are an integral part of the financial statements.

11

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Futures contracts outstanding as of August 31, 2016 were as follows:

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
10-Year Mini Japanese Government Bond Futures	09/09/16	14	$2,057,121	$(8,099)
2-Year Euro Swapnote Futures	09/19/16	38	4,767,122	151
3-Month Euro Euribor	12/19/16	6	1,678,862	(251)
3-Month Euro Euribor	03/13/17	485	135,727,775	(26,506)
3-Month Euro Euribor	06/19/17	18	5,036,907	(70)
3-Month Euro Euribor	09/18/17	67	18,747,434	1,729
3-Month Euro Euribor	12/18/17	457	127,848,675	43,781
3-Month Euro Euribor	03/19/18	82	22,944,506	3,374
3-Month Euro Euribor	06/18/18	88	24,630,717	(4,950)
3-Month Euro Euribor	09/17/18	3	839,794	(321)
3-Month Euro Euribor	12/17/18	3	839,250	139
3-Month Euro Euribor	03/18/19	2	559,704	(167)
3-Month Euro Euribor	06/17/19	1	279,782	(56)
5-Year Euro Swapnote Futures	09/19/16	86	12,500,078	44,506
90-Day Bank Bill	12/08/16	143	107,012,526	23,926
90-Day Bank Bill	03/09/17	165	123,484,744	37,055
90-Day Bank Bill	06/08/17	174	130,225,514	43,436
90-DAY Eurodollar Futures	12/19/16	2,353	584,274,775	(1,613,150)
90-DAY Eurodollar Futures	06/18/18	5	1,237,487	(2,175)
90-DAY Eurodollar Futures	09/17/18	12	2,967,712	(3,862)
90-DAY Eurodollar Futures	12/17/18	10	2,470,750	(1,875)
90-DAY Eurodollar Futures	03/18/19	13	3,213,075	(4,350)
90-DAY Eurodollar Futures	06/17/19	16	3,953,238	(5,239)
90-DAY Eurodollar Futures	09/16/19	23	5,679,475	(6,238)
90-DAY Eurodollar Futures	12/16/19	14	3,453,100	(1,225)
90-DAY Eurodollar Futures	03/16/20	14	3,452,262	(1,262)
90-DAY Sterling Futures	09/21/16	3	490,788	(205)
90-DAY Sterling Futures	12/21/16	113	18,481,412	11,129
90-DAY Sterling Futures	03/15/17	1,714	279,774,336	779,418
90-DAY Sterling Futures	06/21/17	162	26,500,597	18,811
90-DAY Sterling Futures	09/20/17	118	19,306,544	11,999
90-DAY Sterling Futures	12/20/17	663	108,266,336	277,681
90-DAY Sterling Futures	03/21/18	124	20,260,873	39,969
90-DAY Sterling Futures	06/20/18	126	20,585,039	41,167
90-DAY Sterling Futures	09/19/18	7	1,145,375	410
90-DAY Sterling Futures	12/19/18	5	817,860	394
90-DAY Sterling Futures	03/20/19	3	490,542	312
90-DAY Sterling Futures	06/19/19	1	163,470	115
Amsterdam Index Futures	09/16/16	61	6,111,099	71,233
AUD/CAD Futures	09/19/16	16	2,406,405	(2,867)
AUD/USD Currency Futures	09/19/16	281	21,082,909	20,191
Australian 10-Year Bond Futures	09/15/16	490	50,083,096	697,760
Australian 3-Year Bond Futures	09/15/16	173	14,723,347	37,828
Brent Crude Futures	10/14/16	188	9,281,030	(465,710)
Brent Crude Futures	11/15/16	6	295,730	(12,110)
Brent Crude Futures	11/30/16	6	303,110	(17,030)
Brent Crude Futures	12/29/16	6	302,940	(14,400)
Brent Crude Futures	01/31/17	6	302,750	(11,690)
Brent Crude Futures	02/28/17	4	205,640	(10,120)
CAC40 10 Euro Futures	09/16/16	453	22,563,865	(138,723)
CAD Currency Futures	09/20/16	178	13,808,439	(237,719)
Canadian 10-Year Bond Futures	12/19/16	421	47,062,811	54,903
Cocoa Futures	03/16/17	5	150,620	(6,870)
Cocoa Futures	05/15/17	6	180,530	(8,330)
Cocoa Futures (Intercontinental Exchange)	09/15/16	22	696,676	(15,180)
Cocoa Futures (Intercontinental Exchange)	12/13/16	136	4,239,150	(117,343)
Cocoa Futures (Intercontinental Exchange)	03/16/17	54	1,676,887	(75,033)

The accompanying notes are an integral part of the financial statements.

12

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Coffee ‘C’ Futures	12/19/16	91	$4,896,262	$121,819
Coffee ‘C’ Futures	03/21/17	6	340,631	(2,681)
Coffee ‘C’ Futures	05/18/17	5	284,288	900
Coffee Robusta Futures	11/30/16	32	572,690	12,270
Coffee Robusta Futures	01/31/17	61	1,104,450	22,220
Coffee Robusta Futures	03/31/17	4	74,320	160
Cotton No.2 Futures	10/07/16	3	110,185	(12,205)
Cotton No.2 Futures	12/07/16	44	1,485,585	(42,825)
Cotton No.2 Futures	03/09/17	7	264,355	(33,320)
DAX Index Futures	09/16/16	96	28,053,555	351,576
DJIA Mini E-CBOT	09/16/16	219	19,707,195	435,330
Dollar Index	09/19/16	40	3,873,565	(33,085)
E-Mini Crude Oil	10/19/16	1	23,762	(1,109)
E-Mini Crude Oil	11/18/16	2	48,462	(2,552)
E-Mini Natural Gas	10/26/16	3	22,388	135
EUR/CHF Futures	09/19/16	24	3,338,652	7,085
EUR/GBP Futures	09/19/16	19	2,662,132	(9,816)
Euro BUXL 30-Year Bond Futures	09/08/16	18	3,917,390	(42,722)
Euro E-Mini Futures	09/19/16	6	424,781	(6,038)
Euro STOXX 50	09/16/16	158	5,298,695	41,405
Euro-Bobl Futures	09/08/16	735	109,092,482	431,947
Euro-Bobl Futures	12/08/16	685	100,583,826	(38,204)
Euro-BTP Futures	09/08/16	36	5,785,086	57,635
Euro-Bund Futures	09/08/16	664	123,509,928	461,428
Euro-Bund Futures	12/08/16	202	37,186,927	(83,369)
Euro-Oat Futures	09/08/16	14	2,523,770	(5,020)
Euro-Schatz Futures	09/08/16	285	35,615,756	(7,446)
FTSE 100 Index Futures	09/16/16	727	63,776,023	1,007,006
FTSE 250 Index Futures	09/16/16	44	1,995,207	50,149
Gasoline RBOB Futures	10/31/16	4	233,617	(11,420)
Gasoline RBOB Futures	11/30/16	7	405,804	(19,723)
Gasoline RBOB Futures	12/30/16	8	464,730	(22,117)
Gold 100 Oz Futures	10/27/16	6	806,150	(21,410)
Gold 100 Oz Futures	12/28/16	242	32,538,540	(802,660)
Gold 100 Oz Futures	02/24/17	9	1,221,010	(37,870)
Hang Seng Index Futures	09/29/16	252	37,105,001	136,834
H-Shares Index Futures	09/29/16	77	4,722,206	17,370
IBEX 35 Index Futures	09/16/16	26	2,486,397	43,825
JPN 10-Year Bond (Osaka Securities Exchange)	09/12/16	51	74,908,423	(275,359)
JPY Currency Futures	09/19/16	521	64,163,707	(1,161,782)
JPY E-Mini Futures	09/19/16	41	2,521,750	(42,788)
London Mercantile Exchange Aluminum Forward	09/21/16	13	174,346	345,898
London Mercantile Exchange Aluminum Forward	10/19/16	51	2,173,121	(125,790)
London Mercantile Exchange Aluminum Forward	11/16/16	39	1,654,568	(84,086)
London Mercantile Exchange Aluminum Forward	12/21/16	515	21,354,580	(538,924)
London Mercantile Exchange Copper Forward	09/21/16	275	33,196,750	(1,521,906)
London Mercantile Exchange Lead Forward	09/21/16	6	338,496	(53,496)
London Mercantile Exchange Lead Forward	10/19/16	16	744,345	16,455
London Mercantile Exchange Lead Forward	11/16/16	7	328,275	4,925
London Mercantile Exchange Nickel Forward	09/21/16	3	207,549	(32,562)
London Mercantile Exchange Nickel Forward	10/19/16	7	469,482	(60,507)
London Mercantile Exchange Nickel Forward	11/16/16	4	278,184	(44,052)
London Mercantile Exchange Tin Forward Spot	09/21/16	4	337,925	39,935
London Mercantile Exchange Tin Forward Spot	10/19/16	3	268,550	14,740
London Mercantile Exchange Tin Forward Spot	11/16/16	5	461,950	10,050
London Mercantile Exchange Zinc Forward ($)	09/21/16	20	462,836	691,039
London Mercantile Exchange Zinc Forward ($)	10/19/16	38	2,114,389	80,348
London Mercantile Exchange Zinc Forward ($)	11/16/16	24	1,370,525	17,125
London Mercantile Exchange Zinc Forward ($)	12/21/16	69	3,978,500	14,444

The accompanying notes are an integral part of the financial statements.

13

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Low Sulphur Gasoil G Futures	09/12/16	4	$174,000	$(8,200)
Low Sulphur Gasoil G Futures	11/10/16	11	485,875	(20,850)
Low Sulphur Gasoil G Futures	12/12/16	12	533,100	(22,200)
Mini HSI Index Futures	09/29/16	65	1,914,322	6,884
MSCI Singapore Exchange ETS	09/29/16	43	1,003,677	(24,030)
MSCI Taiwan Index	09/29/16	100	3,380,560	(27,560)
Nasdaq 100 E-Mini	09/16/16	902	85,576,185	542,265
Natural Gas Futures	09/28/16	365	10,371,200	166,350
Natural Gas Futures	10/27/16	5	148,550	1,600
Natural Gas Futures	11/28/16	1	31,910	120
Natural Gas Futures	03/29/17	2	61,040	(560)
Natural Gas Futures	04/26/17	17	514,400	(5,760)
Natural Gas Futures	05/26/17	8	240,900	540
New York Harbor Ultra-Low Sulfur Diesel Futures	09/30/16	206	13,019,047	(683,890)
New York Harbor Ultra-Low Sulfur Diesel Futures	10/31/16	6	384,636	(20,521)
New York Harbor Ultra-Low Sulfur Diesel Futures	11/30/16	7	453,180	(23,499)
New York Harbor Ultra-Low Sulfur Diesel Futures	12/30/16	6	390,923	(18,089)
Nikkei 225 (Chicago Mercantile Exchange)	09/08/16	7	586,525	5,850
Nikkei 225 (Singapore Exchange)	09/08/16	3	242,449	2,344
Nikkei 225 Mini	09/08/16	59	954,685	8,452
NZD Futures	09/19/16	76	5,445,840	64,160
OMX Stockholm 30 Index Futures	09/16/16	23	378,068	2,841
Palladium Futures	12/28/16	9	618,560	(15,605)
Platinum Futures	10/27/16	8	448,330	(26,930)
Rapeseed Euro	10/31/16	53	1,113,608	(11,782)
Rapeseed Euro	01/31/17	87	1,822,881	(17,861)
Rapeseed Euro	04/28/17	38	794,060	(10,429)
Russell 2000 Mini	09/16/16	119	14,275,600	466,120
S&P 500 E-Mini Futures	09/16/16	406	43,536,325	504,525
S&P Mid 400 E-mini	09/16/16	44	6,661,470	219,250
S&P/TSX 60 IX Futures	09/15/16	95	12,147,940	168,592
SGX Nifty 50	09/29/16	192	3,351,276	45,012
Silver Futures	12/28/16	46	4,352,180	(49,570)
Silver Futures	03/29/17	3	294,850	(12,640)
Soybean Futures	11/14/16	61	3,164,625	(288,475)
Soybean Meal Futures	12/14/16	49	1,815,430	(312,600)
Soybean Oil Futures	10/14/16	46	929,706	(29,946)
Soybean Oil Futures	12/14/16	2	133,584	(94,140)
Soybean Oil Futures	01/13/17	40	809,304	(15,384)
Sugar No. 11 (World)	09/30/16	197	4,251,038	175,000
Sugar No. 11 (World)	02/28/17	59	1,331,859	26,746
Sugar No. 11 (World)	04/28/17	66	1,458,128	23,229
Swiss Federal Bond Futures	09/08/16	7	1,204,016	4,748
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	12/20/16	480	63,042,266	(199,766)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	12/30/16	17	3,713,500	(2,187)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	12/30/16	455	55,288,094	(119,344)
U.S. Treasury Long Bond (Chicago Board of Trade)	12/20/16	132	22,550,969	(61,469)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	12/20/16	10	1,866,484	8,204
USD/SEK Futures	09/19/16	3	293,544	6,337
White Sugar (Intercontinental Exchange)	09/15/16	16	418,355	4,925
White Sugar (Intercontinental Exchange)	11/15/16	39	1,003,135	44,600
White Sugar (Intercontinental Exchange)	02/13/17	51	1,389,755	(8,930)
WTI Crude Futures	09/20/16	100	4,794,520	(324,520)
WTI Crude Futures	10/20/16	1	48,170	(2,860)
WTI Crude Futures	11/21/16	1	48,820	(2,910)

The accompanying notes are an integral part of the financial statements.

14

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
WTI Crude Futures	12/20/16	2	$98,230	$(5,210)
WTI Crude Futures	01/20/17	2	99,880	(5,760)
WTI Crude Futures	02/21/17	6	303,780	(18,540)
WTI Crude Futures	03/21/17	6	304,690	(16,930)
WTI Crude Futures	04/20/17	6	303,920	(14,180)

			$3,256,080,599	$(1,318,933)

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
3-Month Euroyen Futures	09/16/16	1	$(241,483)	$(12)
3-Month Euroyen Futures	12/19/16	85	(20,540,895)	4,603
3-Month Euroyen Futures	03/13/17	27	(6,524,127)	(1,776)
3-Month Euroyen Futures	06/19/17	25	(6,041,548)	(2,163)
90-DAY Eurodollar Futures	09/19/16	127	(31,476,162)	7,150
90-DAY Eurodollar Futures	03/13/17	94	(23,274,250)	6,900
90-DAY Eurodollar Futures	06/19/17	90	(22,272,512)	5,388
90-DAY Eurodollar Futures	09/18/17	64	(15,832,400)	4,400
90-DAY Eurodollar Futures	12/18/17	2,679	(664,113,165)	1,864,365
90-DAY Eurodollar Futures	03/19/18	7	(1,729,538)	(425)
90-DAY Eurodollar Futures	06/18/18	5	(1,235,275)	(37)
AUD/JPY Futures	09/19/16	21	(3,128,169)	(23,100)
AUD/NZD Futures	09/19/16	36	(5,478,207)	66,334
Bank Acceptance Futures	09/19/16	17	(3,212,368)	886
Bank Acceptance Futures	12/19/16	132	(24,927,453)	(4,985)
Bank Acceptance Futures	03/13/17	195	(36,825,730)	(6,281)
Bank Acceptance Futures	06/19/17	164	(30,970,690)	(5,976)
CAD/JPY Futures	09/19/16	19	(2,895,627)	1,140
Canola Futures (Winnipeg Commodity Exchange)	11/14/16	106	(761,473)	20,750
Canola Futures (Winnipeg Commodity Exchange)	01/13/17	94	(665,416)	(340)
Canola Futures (Winnipeg Commodity Exchange)	03/14/17	69	(500,238)	5,547
Cattle Feeder Futures	10/27/16	10	(684,838)	(6,912)
Cattle Feeder Futures	11/17/16	11	(738,712)	(6,125)
CBOE VIX Futures	09/21/16	1	(14,950)	375
CBOE VIX Futures	10/19/16	5	(83,650)	25
CHF Currency Futures	09/19/16	28	(3,268,361)	(294,639)
CHF/JPY Futures	09/19/16	14	(3,532,426)	(27,280)
Cocoa Futures	12/14/16	26	(762,090)	8,610
Copper Futures	12/28/16	149	(7,826,138)	87,450
Copper Futures	03/29/17	25	(1,312,188)	8,125
Copper Futures	05/26/17	9	(473,138)	2,100
Corn Futures	12/14/16	1,049	(17,235,262)	687,288
Corn Futures	03/14/17	47	(852,562)	86,463
Corn Futures	05/12/17	47	(879,125)	95,400
Corn Futures	07/14/17	30	(534,100)	22,225
E-Mini Natural Gas	09/27/16	1	(6,625)	(592)
E-Mini Natural Gas	11/25/16	9	(69,162)	(2,905)
EUR Foreign Exchange Currency Futures	09/19/16	275	(38,571,596)	186,753
EUR/AUD Futures	09/19/16	20	(2,805,891)	12,185
EUR/CAD Futures	09/19/16	17	(2,348,673)	(24,735)
EUR/CHF 3-Month Futures (Intercontinental Exchange)	09/19/16	40	(10,260,256)	15,734
EUR/CHF 3-Month Futures (Intercontinental Exchange)	12/19/16	72	(18,458,746)	13,116
EUR/CHF 3-Month Futures (Intercontinental Exchange)	03/13/17	98	(25,125,210)	16,166
EUR/CHF 3-Month Futures (Intercontinental Exchange)	06/19/17	93	(23,843,068)	15,098

The accompanying notes are an integral part of the financial statements.

15

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

				UNREALZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
EUR/JPY Futures	09/19/16	21	$(2,874,704)	$(53,859)
Fed Fund 30-Day Futures	10/31/16	301	(124,874,823)	31,357
Fed Fund 30-Day Futures	01/31/17	168	(69,637,925)	27,856
FTSE/JSE TOP 40	09/15/16	7	(217,041)	(3,306)
FTSE/MIB Index Futures	09/16/16	16	(1,476,213)	(35,265)
Gasoline RBOB Futures	09/30/16	44	(2,374,289)	(89,834)
GBP Currency Futures	09/19/16	83	(6,771,498)	(39,690)
GBP/AUD Futures	09/19/16	8	(1,317,010)	3,034
GBP/CAD Futures	09/19/16	10	(1,618,776)	(22,791)
GBP/CHF Futures	09/19/16	11	(1,774,287)	(28,850)
GBP/JPY Futures	09/19/16	9	(1,432,924)	(42,792)
GBP/NZD Futures	09/19/16	10	(1,652,613)	9,991
Kansas City Hard Red Winter Wheat Futures	12/14/16	228	(5,184,325)	652,825
Kansas City Hard Red Winter Wheat Futures	03/14/17	45	(1,049,762)	118,263
Kansas City Hard Red Winter Wheat Futures	05/12/17	17	(384,362)	23,325
Lean Hogs Futures	10/14/16	51	(1,228,710)	(53,430)
Lean Hogs Futures	12/14/16	31	(695,810)	(17,500)
Lean Hogs Futures	02/14/17	27	(642,270)	(20,040)
Live Cattle Futures	10/31/16	77	(3,350,360)	67,850
Live Cattle Futures	12/30/16	33	(1,447,640)	17,090
Live Cattle Futures	02/28/17	37	(1,626,220)	19,680
London Mercantile Exchange Copper Forward	09/21/16	275	(32,283,700)	608,856
London Mercantile Exchange Copper Forward	10/19/16	32	(3,700,207)	11,407
London Mercantile Exchange Copper Forward	11/16/16	9	(1,055,681)	17,250
London Mercantile Exchange Copper Forward	12/21/16	48	(5,374,476)	(169,224)
Long Gilt Futures	12/28/16	187	(32,272,425)	(25,856)
Low Sulphur Gasoil G Futures	10/12/16	27	(1,040,050)	(93,275)
Mill Wheat Euro	12/12/16	115	(1,053,862)	24,442
Mill Wheat Euro	03/10/17	87	(811,419)	10,806
MXN Futures	09/19/16	54	(1,439,075)	8,885
Natural Gas Futures	12/28/16	6	(193,070)	(6,490)
Natural Gas Futures	01/27/17	3	(95,920)	(3,830)
Natural Gas Futures	02/24/17	4	(126,020)	(5,180)
Nikkei 225 (Osaka Securities Exchange)	09/08/16	123	(19,502,856)	(576,108)
NZD/JPY Futures	09/19/16	8	(1,124,351)	(34,611)
Red Wheat Futures (Minneapolis Grain Exchange)	12/14/16	24	(609,000)	31,200
Red Wheat Futures (Minneapolis Grain Exchange)	03/14/17	45	(1,194,250)	90,062
Red Wheat Futures (Minneapolis Grain Exchange)	05/12/17	17	(441,850)	16,638
Soybean Futures	01/13/17	5	(244,425)	7,925
Soybean Futures	03/14/17	5	(243,462)	6,400
Soybean Futures	05/12/17	2	(95,988)	862
Soybean Meal Futures	10/14/16	18	(596,460)	41,340
Soybean Meal Futures	01/13/17	16	(507,830)	19,030
SPI 200 Futures	09/15/16	8	(783,155)	(30,024)
Topix Index Futures	09/08/16	4	(388,102)	(126,275)
Wheat (Chicago Board of Trade)	12/14/16	452	(10,044,562)	1,270,112
Wheat (Chicago Board of Trade)	03/14/17	45	(1,059,138)	136,075
Wheat (Chicago Board of Trade)	05/12/17	28	(638,150)	44,200

			$(1,410,884,539)	$4,674,824

Total Futures Contracts			$1,845,196,060	$3,355,891

Forward foreign currency contracts outstanding as of August 31, 2016 were as follows:

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

AUD	2,455,725	USD	1,844,488	09/01/16	BOA	$1,117

The accompanying notes are an integral part of the financial statements.

16

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

AUD	667,283	USD	501,396	09/02/16	BOA	$ 101
AUD	14,565,000	USD	11,090,088	09/09/16	BOA	(145,709)
AUD	30,600,000	USD	23,334,826	09/12/16	BOA	(343,265)
AUD	20,928,680	USD	15,664,417	09/21/16	BOA	56,868
AUD	39,441,000	USD	29,716,009	09/23/16	BOA	(90,098)
AUD	1,155,000	USD	883,851	09/29/16	BOA	(16,413)
BRL	9,595,634	USD	2,822,146	09/21/16	BOA	132,624
CAD	840,471	USD	640,164	09/01/16	BOA	732
CAD	2,374,506	USD	1,825,000	09/09/16	BOA	(14,267)
CAD	55,074,125	USD	41,950,000	09/12/16	BOA	48,677
CAD	19,549,006	USD	15,131,466	09/21/16	BOA	(222,980)
CAD	17,856,000	USD	13,826,986	09/23/16	BOA	(209,477)
CAD	1,397,000	USD	1,081,280	09/29/16	BOA	(15,853)
CHF	1,288,549	USD	1,320,000	09/09/16	BOA	(9,314)
CHF	13,475,000	USD	13,928,543	09/23/16	BOA	(209,805)
CLP	235,559,343	USD	351,789	09/21/16	BOA	(6,287)
CZK	58,407,704	USD	2,427,877	09/21/16	BOA	(15,587)
DKK	1,150,415	USD	175,000	09/09/16	BOA	(2,517)
EUR	5,750,000	JPY	657,701,950	09/09/16	BOA	56,995
EUR	1,012,000	JPY	115,660,670	09/29/16	BOA	10,910
EUR	1,786,146	USD	1,990,660	09/01/16	BOA	1,695
EUR	390,397	USD	435,195	09/02/16	BOA	273
EUR	25,200,000	USD	28,377,737	09/09/16	BOA	(259,559)
EUR	6,250,000	USD	7,069,932	09/12/16	BOA	(95,235)
EUR	14,343,865	USD	16,130,679	09/21/16	BOA	(117,134)
EUR	25,978,000	USD	29,207,322	09/23/16	BOA	(202,774)
EUR	2,132,000	USD	2,405,574	09/29/16	BOA	(24,544)
GBP	3,925,000	JPY	524,267,990	09/09/16	BOA	86,250
GBP	338,437	USD	443,061	09/01/16	BOA	1,356
GBP	252,289	USD	331,061	09/02/16	BOA	231
GBP	11,310,000	USD	14,876,824	09/09/16	BOA	(22,457)
GBP	11,450,000	USD	15,008,151	09/12/16	BOA	31,255
GBP	7,451,346	USD	10,308,283	09/21/16	BOA	(518,774)
GBP	16,497,000	USD	23,614,460	09/23/16	BOA	(1,939,734)
HUF	1,235,813,818	USD	4,461,851	09/21/16	BOA	(9,847)
INR	508,648,513	USD	7,512,992	09/21/16	BOA	56,636
JPY	1,428,767,700	EUR	12,500,000	09/09/16	BOA	(133,756)
JPY	415,730,175	GBP	3,125,000	09/09/16	BOA	(84,920)
JPY	134,280,582	USD	1,304,835	09/01/16	BOA	(6,999)
JPY	88,871,571	USD	859,335	09/02/16	BOA	(382)
JPY	985,467,525	USD	9,725,000	09/09/16	BOA	(197,205)
JPY	1,736,790,737	USD	16,743,779	09/21/16	BOA	57,544
JPY	4,727,782,000	USD	45,290,405	09/23/16	BOA	449,411
KRW	4,798,966,160	USD	4,224,567	09/21/16	BOA	79,069
MXN	65,881,335	USD	3,550,487	09/21/16	BOA	(53,799)
MXN	25,950,000	USD	1,404,266	09/23/16	BOA	(27,221)
MYR	1,617,350	USD	402,272	09/21/16	BOA	(3,900)
NOK	3,919,557	USD	469,464	09/01/16	BOA	915
NOK	48,433,185	USD	5,700,000	09/12/16	BOA	112,515

The accompanying notes are an integral part of the financial statements.

17

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

NOK	70,828,197	USD	8,543,433	09/21/16	BOA	$ (43,106)
NZD	1,675,000	USD	1,216,971	09/09/16	BOA	(1,955)
NZD	45,500,000	USD	32,756,099	09/12/16	BOA	244,580
NZD	27,892,317	USD	19,479,001	09/21/16	BOA	743,220
NZD	15,462,000	USD	10,965,639	09/23/16	BOA	243,513
NZD	871,000	USD	636,975	09/29/16	BOA	(5,708)
PLN	27,332,558	USD	7,055,376	09/21/16	BOA	(64,888)
SEK	9,363,877	USD	1,095,408	09/01/16	BOA	(1,580)
SEK	2,537,415	USD	300,000	09/09/16	BOA	(3,489)
SEK	90,679,378	USD	10,750,000	09/12/16	BOA	(151,991)
SEK	95,023,303	USD	11,370,933	09/21/16	BOA	(260,115)
SGD	3,852,433	USD	2,853,343	09/21/16	BOA	(25,911)
TRY	17,327,510	USD	5,789,053	09/21/16	BOA	44,623
TWD	12,615,972	USD	392,237	09/21/16	BOA	5,548
USD	1,853,456	AUD	2,455,725	09/01/16	BOA	7,851
USD	501,083	AUD	667,283	09/02/16	BOA	(415)
USD	14,592,717	AUD	19,340,000	09/09/16	BOA	60,326
USD	3,284,378	AUD	4,300,000	09/12/16	BOA	53,537
USD	9,828,066	AUD	13,139,920	09/21/16	BOA	(42,429)
USD	19,315,812	AUD	25,883,000	09/23/16	BOA	(126,075)
USD	1,651,527	AUD	2,178,000	09/29/16	BOA	15,787
USD	2,376,457	BRL	8,087,894	09/21/16	BOA	(114,036)
USD	640,705	CAD	840,471	09/01/16	BOA	(191)
USD	2,125,000	CAD	2,762,401	09/09/16	BOA	18,469
USD	16,227,877	CAD	21,141,655	09/21/16	BOA	104,803
USD	7,976,409	CAD	10,262,000	09/23/16	BOA	150,306
USD	2,454,896	CAD	3,198,000	09/29/16	BOA	15,929
USD	3,295,000	CHF	3,198,831	09/09/16	BOA	41,215
USD	28,586,736	CHF	27,639,000	09/23/16	BOA	447,798
USD	3,541,896	CHF	3,427,000	09/29/16	BOA	51,573
USD	64,691	CLP	45,220,584	09/21/16	BOA	(1,636)
USD	3,271,996	CZK	79,725,951	09/21/16	BOA	(20,758)
USD	75,000	DKK	498,998	09/09/16	BOA	185
USD	1,994,101	EUR	1,786,146	09/01/16	BOA	1,746
USD	434,945	EUR	390,397	09/02/16	BOA	(523)
USD	37,070,690	EUR	32,940,000	09/09/16	BOA	316,214
USD	59,888,679	EUR	53,900,000	09/12/16	BOA	(261,106)
USD	19,159,681	EUR	17,183,924	09/21/16	BOA	(24,516)
USD	36,287,321	EUR	32,523,000	09/23/16	BOA	(24,747)
USD	5,896,405	EUR	5,256,000	09/29/16	BOA	26,474
USD	442,306	GBP	338,437	09/01/16	BOA	(2,111)
USD	330,541	GBP	252,289	09/02/16	BOA	(752)
USD	21,263,988	GBP	16,170,000	09/09/16	BOA	26,577
USD	261,062	GBP	200,000	09/12/16	BOA	(1,635)
USD	12,816,476	GBP	9,427,139	09/21/16	BOA	431,188
USD	42,450,704	GBP	30,594,000	09/23/16	BOA	2,254,513
USD	3,535,059	HUF	998,238,933	09/21/16	BOA	(61,084)
USD	9,643,479	INR	655,810,486	09/21/16	BOA	(116,190)
USD	1,311,844	JPY	134,280,582	09/01/16	BOA	14,008

The accompanying notes are an integral part of the financial statements.

18

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

USD	860,603	JPY	88,871,570	09/02/16	BOA	$ 1,650
USD	8,000,000	JPY	812,075,105	09/09/16	BOA	148,615
USD	47,950,000	JPY	4,877,879,469	09/12/16	BOA	782,525
USD	11,739,300	JPY	1,205,993,781	09/21/16	BOA	72,787
USD	26,789,246	JPY	2,763,192,000	09/23/16	BOA	56,226
USD	3,491,071	JPY	352,145,000	09/29/16	BOA	83,213
USD	2,436,128	KRW	2,790,443,563	09/21/16	BOA	(66,297)
USD	4,681,175	MXN	88,068,514	09/21/16	BOA	6,890
USD	8,509,316	MXN	157,618,000	09/23/16	BOA	145,266
USD	306,661	MYR	1,247,935	09/21/16	BOA	(720)
USD	471,926	NOK	3,919,557	09/01/16	BOA	1,546
USD	18,600,000	NOK	154,059,776	09/12/16	BOA	111,133
USD	7,769,372	NOK	65,511,256	09/21/16	BOA	(92,851)
USD	507,402	NZD	700,000	09/09/16	BOA	(366)
USD	6,998,152	NZD	9,864,670	09/21/16	BOA	(153,837)
USD	1,435,269	NZD	2,000,000	09/23/16	BOA	(14,628)
USD	6,172,251	PLN	24,252,652	09/21/16	BOA	(30,529)
USD	1,100,977	SEK	9,363,877	09/01/16	BOA	7,150
USD	775,000	SEK	6,487,944	09/09/16	BOA	16,848
USD	39,700,000	SEK	339,927,042	09/12/16	BOA	(28,436)
USD	23,027,241	SEK	193,399,905	09/21/16	BOA	413,514
USD	9,035,000	SGD	12,274,843	09/13/16	BOA	25,877
USD	1,763,455	SGD	2,395,402	09/21/16	BOA	5,387
USD	2,565,339	SGD	3,484,000	09/29/16	BOA	8,367
USD	5,685,669	TRY	17,162,160	09/21/16	BOA	(92,339)
USD	209,939	TWD	6,729,145	09/21/16	BOA	(2,233)
USD	4,457,458	ZAR	67,214,614	09/21/16	BOA	(96,803)
ZAR	71,647,364	USD	4,903,245	09/21/16	BOA	(48,634)
Total Forward Foreign Currency Contracts						$ 1,407,719

The accompanying notes are an integral part of the financial statements.

19

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

	NUMBER
	OF
	CONTRACTS	VALUE
PURCHASED OPTIONS — 0.3%
CALL OPTIONS PURCHASED—0.0%
USD CNH Currency Futures Expires 01/13/17 Strike Price 6.77	30,239,000	$375,009

TOTAL CALL OPTIONS PURCHASED (Cost $ 569,642)		375,009

PUT OPTIONS PURCHASED—0.3%
CAD MXN Currency Futures Expires 09/07/16 Strike Price 14.20	37,447,000	68,340
Gold 100-oz Futures Expires 09/27/16 Strike Price 300	154	257,180
Gold 100-oz Futures Expires 09/27/16 Strike Price 275	77	59,290
IMM Eurodollar Futures Expires 06/19/17 Strike Price 98.75	4,565	855,938
IMM Eurodollar Futures Expires 10/14/16 Strike Price 99	1,506	112,950
JPY Foreign Exchange Currency Futures Expires 09/09/16 Strike Price 98	301	575,662
U.S. 10-Year Treasury Bond Futures Expires 09/23/16 Strike Price 130	301	94,062

TOTAL PUT OPTIONS PURCHASED (Cost $ 2,218,461)		2,023,422

TOTAL PURCHASED OPTIONS — 0.3% (Cost $ 2,788,103)		$2,398,431

	NUMBER
	OF
	CONTRACTS	VALUE
WRITTEN OPTIONS — 0.0%
CALL OPTIONS WRITTEN—0.0%
USD CNH Currency Futures Expires 01/13/17 Strike Price 7.10	30,239,000	$(96,417)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $ 208,649)		(96,417)

PUT OPTIONS WRITTEN—0.0%
CAD MXN Currency Futures Expires 09/07/16 Strike Price 14.20	19,576,000	(35,726)
JPY Foreign Exchange Currency Futures Expires 09/09/16 Strike Price 95	151	(32,088)
JPY Foreign Exchange Currency Futures Expires 09/09/16 Strike Price 96	150	(76,875)
U.S. 10-Year Treasury Bond Futures Expires 09/23/16 Strike Price 128	301	(14,109)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $ 295,485)		(158,798)

TOTAL WRITTEN OPTIONS — 0.0% (Premiums Received $ 504,134)		$(255,215)

The accompanying notes are an integral part of the financial statements.

20

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2016

AUD	Australian Dollar
BOA	Bank of America
BRL	Brazilian Real
CAD	Canadian Dollar
CBOT	Chicago Board of Trade
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CZK	Czech Koruna
DAX	Deutscher Aktienindex
DJIA	Dow Jones Industrial Average
DKK	Danish Krone
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
HUF	Hungarian Forint
IBEX	Index of the Bolsa de Madrid
IMM	International Monetary Market

INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RBOB	Reformulated Blendstock for Oxygenate Blending
SEK	Swedish Krona
SGD	Singapore Dollar
SGX	Singapore Exchange
TRY	Turkish Lira
TSX	Toronto Stock Exchange
TWD	Taiwan Dollar
USD	United States Dollar
WTI	West Texas Intermediate
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

21

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

ASSETS
Investments, at value (cost $651,475,091)	$651,075,335
Cash	40,820,724
Deposits with broker for forward foreign currency contracts and futures contracts	64,564,103
Foreign currency deposits with broker for forward foreign currency contracts and futures contracts	6,018,501
Receivables for:
Capital shares sold	3,002,570
Variation margin	3,355,891
Prepaid expenses and other assets	113,076
Unrealized appreciation on forward foreign currency contracts	8,392,151

Total assets	777,342,351

LIABILITIES
Options written, at value (premiums received $504,134)	255,215
Payables for:
Capital shares redeemed	3,342,522
Advisory fees	1,210,724
Administration and accounting services fees	65,391
Unrealized depreciation on forward foreign currency contracts	6,984,432
Other accrued expenses and liabilities	137,636

Total liabilities	11,995,920

Net assets	$765,346,431

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$64,892
Paid-in capital	771,246,483
Accumulated net investment loss	(10,607,646)
Accumulated net realized loss from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(1,299)
Net unrealized appreciation on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	4,644,001

Net assets	$765,346,431

CLASS A SHARES
Net assets	$17,125,125

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,455,427

Net asset value and redemption price per share	$11.77

Maximum offering price per share (100/94.25 of $11.77)	$12.49

CLASS I SHARES
Net assets	$739,841,753

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	62,721,499

Net asset value, offering and redemption price per share	$11.80

CLASS C SHARES
Net assets	$8,379,553

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	715,420

Net asset value, offering and redemption price per share	$11.71

The accompanying notes are an integral part of the financial statements.

22

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

AUGUST 31, 2016

INVESTMENT INCOME
Interest	$1,271,346

Total investment income	1,271,346

EXPENSES
Advisory fees (Note 2)	9,810,104
Administration and accounting services fees (Note 2)	394,600
Interest expense	120,593
Registration and filing fees	129,905
Transfer agent fees (Note 2)	108,725
Legal fees	64,674
Audit and tax service fees	62,830
Custodian fees (Note 2)	50,256
Printing and shareholder reporting fees	41,927
Distribution fees (Class A Shares) (Note 2)	41,281
Distribution fees (Class C Shares) (Note 2)	38,531
Directors’ and officers’ fees	37,420
Insurance fees	7,717
Other expenses	451

Total expenses before waivers and reimbursements	10,909,014
Less: waivers and reimbursements (Note 2)	(801,204)

Net expenses after waivers and reimbursements	10,107,810

Net investment loss	(8,836,464)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(13,254,190)
Futures contracts	(10,528,500)
Foreign currency transactions	(77,061)
Forward foreign currency contracts	(2,260,611)
Written options	4,878,351
Net change in unrealized appreciation/(depreciation) on:
Investments	705,101
Futures contracts	4,131,764
Foreign currency translation	34,693
Forward foreign currency contracts	1,208,976
Written options	45,777

Net realized and unrealized loss on investments	(15,115,700)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,952,164)

The accompanying notes are an integral part of the financial statements.

23

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2016	AUGUST 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(8,836,464)	$(2,036,556)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(21,242,011)	5,019,708
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation, forward foreign currency contracts and written options	6,126,311	(2,287,685)

Net increase/(decrease) in net assets resulting from operations	(23,952,164)	695,467

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A Shares	(7,540)	(20,951)
Class I Shares	(651,985)	(748,827)
Class C Shares	(994)	—

Total from net investment income	(660,519)	(769,778)

Net realized gains
Class A Shares	—	(1,218)
Class I Shares	—	(41,776)
Class C Shares	—	—

Total from net realized gains	—	(42,994)

Net decrease in net assets from dividends and distributions to shareholders	(660,519)	(812,772)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	22,317,981	11,657,560
Proceeds from reinvestment of distributions	6,739	15,771
Shares redeemed	(15,568,395)	(1,511,325)

Total Class A Shares	6,756,325	10,162,006

Class I Shares
Proceeds from shares sold	695,901,231	217,209,911
Proceeds from reinvestment of distributions	584,466	416,475
Shares redeemed	(153,432,995)	(20,564,998)

Total Class I Shares	543,052,702	197,061,388

Class C Shares
Proceeds from shares sold	8,790,255	—
Proceeds from reinvestment of distributions	994	—
Shares redeemed	(95,781)	—

Total Class C Shares	8,695,468	—

Net increase in net assets from capital share transactions	558,504,495	207,223,394

Total increase in net assets	533,891,812	207,106,089

NET ASSETS:
Beginning of year	231,454,619	24,348,530

End of year	$765,346,431	$231,454,619

Accumulated net investment loss, end of year	$(10,607,646)	$(2,842,736)

The accompanying notes are an integral part of the financial statements.

24

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Shares sold	1,830,248	942,331
Shares reinvested	557	1,381
Shares redeemed	(1,292,588)	(123,027)

Total Class A Shares	538,217	820,685

Class I Shares
Shares sold	57,077,758	17,778,992
Shares reinvested	48,303	36,469
Shares redeemed	(12,727,922)	(1,745,441)

Total Class I Shares	44,398,139	16,070,020

Class C Shares
Shares sold	723,323	—
Shares reinvested	82	—
Shares redeemed	(7,985)	—

Total Class C Shares	715,420	—

Net increase in shares	45,651,776	16,890,705

The accompanying notes are an integral part of the financial statements.

25

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the consolidated financial statements.

	CLASS A SHARES
	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.01	$10.36

Net investment loss(2)	(0.24)	(0.27)
Net realized and unrealized gain from investments	0.01	2.14

Net increase/(decrease) in net assets resulting from operations	(0.23)	1.87

Dividends and distributions to shareholders from:
Net investment income	(0.01)	(0.21)
Net realized gains	—	(0.01)

Total dividends and distributions to shareholders	(0.01)	(0.22)

Net asset value, end of year	$11.77	$12.01

Total investment return(3)	(1.94)%	18.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$17,125	$11,013
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	2.26%	2.28%
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	2.24%	2.24%
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	2.42%	2.71%
Ratio of net investment loss to average net assets	(2.01)%	(2.23)%
Portfolio turnover rate	0.00%	0.00%

(1)	Inception date of Class A Shares of the Fund was August 29, 2014.
(2)	Calculated based on average shares outstanding for the year.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

The accompanying notes are an integral part of the financial statements.

26

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	CLASS I SHARES
	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE PERIOD ENDED AUGUST 31, 2014(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.03	$10.36	$10.00

Net investment loss(2)	(0.21)	(0.24)		(0.03)
Net realized and unrealized gain from investments	0.01	2.14	0.39

Net increase/(decrease) in net assets resulting from operations	(0.20)	1.90	0.36

Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.22)	—
Net realized gains	—	(0.01)	—

Total dividends and distributions to shareholders	(0.03)	(0.23)	—

Net asset value, end of period	$11.80	$12.03	$10.36

Total investment return(3)	(1.68)%	18.46%	3.60	%(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$739,842	$220,441	$24,349
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	2.01%	2.03%	2.01	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	1.99%	1.99%	1.99	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	2.17%	2.46%	4.71	%(5)
Ratio of net investment loss to average net assets	(1.76)%	(1.98)%	(1.99	)%(5)
Portfolio turnover rate	0.00%	0.00%	0.00	%(4)

(1)	Inception date of Class I Shares of the Fund was July 1, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

27

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (CONCLUDED)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	CLASS C SHARES
	FOR THE PERIOD ENDED AUGUST 31, 2016(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.99
Net investment loss(2)		(0.30)
Net realized and unrealized gain from investments	0.03
Net decrease in net assets resulting from operations		(0.27)
Dividends and distributions to shareholders from:
Net investment income		(0.01)
Net realized gains	—
Total dividends and distributions to shareholders		(0.01)
Net asset value, end of period	$11.71

Total investment return(3)	(2.22	)%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$8,380
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	3.01	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	2.99	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	3.17	%(5)
Ratio of net investment loss to average net assets	(2.76	)%(5)
Portfolio turnover rate	0.00	%(6)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio Turnover Rate is calculated for the Fund, as a whole, for the entire year.

The accompanying notes are an integral part of the financial statements.

28

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class C Shares commenced investment operations on October 6, 2015.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

CONSOLIDATION OF SUBSIDIARY — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The consolidated financial statements of the Fund include the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2016, the net assets of the Subsidiary were $163,668,744, which represented 21.38% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

29

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS

Short-Term Investments	$648,676,904	$648,676,904	$—	$—
Commodity Contracts
Futures Contracts	6,158,057	6,158,057	—	—
Purchased Options	316,470	316,470	—	—
Equity Contracts
Futures Contracts	4,127,263	4,127,263	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	8,392,151	—	8,392,151	—
Futures Contracts	386,095	386,095	—	—
Purchased Options	1,019,011	1,019,011	—	—
Interest Rate Contracts
Futures Contracts	5,146,974	5,146,974	—	—
Purchased Options	1,062,950	1,062,950	—	—

Total Assets	$675,285,875	$666,893,724	$8,392,151	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS

Commodity Contracts
Futures Contracts	$(6,852,367)	$(6,852,367)	$—	$—
Equity Contracts
Futures Contracts	(961,291)	(961,291)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(6,984,432)	—	(6,984,432)	—
Futures Contracts	(2,086,442)	(2,086,442)	—	—
Written Options	(241,106)	(241,106)	—	—
Interest Rate Contracts
Futures Contracts	(2,562,398)	(2,562,398)	—	—
Written Options	(14,109)	(14,109)	—	—

Total Liabilities	$(19,702,145)	$(12,717,713)	$(6,984,432)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

30

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, the Fund had no transfers between Levels 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the year ended August 31, 2016, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of and gains and losses on the Fund’s derivative instruments as of and for the year ended August 31, 2016.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2016 grouped by contract type and risk exposure category.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Asset Derivatives

Purchased Options	Investments, at value	$—	$1,062,950	$1,019,011	$316,470	$2,398,431

Forward Contracts	Unrealized appreciation on forward foreign currency contracts	—	—	8,392,151	—	8,392,151

Futures Contracts	Receivable: Variation Margin	4,127,263	5,146,974	386,095	6,158,057	15,818,389

Total Value - Assets		$4,127,263	$6,209,924	$9,797,257	$6,474,527	$26,608,971

31

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Liability Derivatives

Written Options	Options written, at value	$—	$(14,109)	$(241,106)	$—	$(255,215)

Forward Contracts	Unrealized depreciation on forward foreign currency contracts	—	—	(6,984,432)	—	(6,984,432)

Futures Contracts	Receivable: Variation Margin	(961,291)	(2,562,398)	(2,086,442)	(6,852,367)	(12,462,498)

Total Value - Liabilities		$(961,291)	$(2,576,507)	$(9,311,980)	$(6,852,367)	$(19,702,145)

The following table lists the amounts of realized gains or (losses) included in net decrease in net assets resulting from operations for the year ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT		INTEREST	FOREIGN
	OF OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Realized Gain (Loss)

Purchased Options	Net realized gain (loss) from Investments	$(544,874)	$(3,627,795)	$(5,686,880)	$(3,393,637)	$(13,253,186)

Futures Contracts	Net realized gain (loss) from Futures Contracts	(8,983,092)	10,309,917	(8,048,017)	(3,807,308)	(10,528,500)

Forward Contracts	Net realized gain (loss) from Forward Foreign Currency Contracts	—	—	(2,260,611)	—	(2,260,611)

Written Options	Net realized gain (loss) from Written Options	271,159	1,208,320	2,374,238	1,024,634	4,878,351

Total Realized Gain (Loss)		$(9,256,807)	$7,890,442	$(13,621,270)	$(6,176,311)	$(21,163,946)

32

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the year ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT		INTEREST	FOREIGN
	OF OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)

Purchased Options	Net change in unrealized appreciation (depreciation) from Investments	$—	$(160,100)	$631,081	$242,624	$713,605

Futures Contracts	Net change in unrealized appreciation (depreciation) from Futures Contracts	4,384,130	3,501,241	(2,051,179)	(1,702,428)	4,131,764

Forward Contracts	Net change in unrealized appreciation (depreciation) from Forward Foreign Currency Contracts	—	—	1,208,976	—	1,208,976

Written Options	Net change in unrealized appreciation (depreciation) from Written Options	—	(10,894)	89,297	(32,626)	45,777

Total change in unrealized appreciation (depreciation)		$4,384,130	$3,330,247	$(121,825)	$(1,492,430)	$6,100,122

For the year ended August 31, 2016, the Fund’s average volume of derivatives was as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)	LONG FUTURES NOTIONAL COST	SHORT FUTURES NOTIONAL COST	FORWARD FOREIGN CURRENCY CONTRACTS — PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS — RECEIVABLE (VALUE AT TRADE DATE)
$2,711,654	$(994,834)	$1,899,450,971	$(1,169,378,572)	$(739,818,798)	$740,320,758

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

33

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount(2)

	Assets				Liabilities

Forward Foreign Currency Contracts	$8,392,151	($6,984,432)	$—	$1,407,719	$6,984,432	($6,984,432)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Net amount represents the net amount payable from the counterparty in the event of default.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

34

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the consolidated Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

35

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

OPTIONS — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

OPTIONS WRITTEN — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of August 31, 2016, all of the Fund’s written options are exchange-traded options.

36

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The Fund had transactions in options written during the fiscal year ended August 31, 2016 as follows:.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at August 31, 2015	95,153,327	$1,131,083
Options written	272,622,944	7,542,426
Options closed	(27,866,976)	(5,587,014)
Options expired	(290,093,693)	(2,582,361)

Options outstanding at August 31, 2016	49,815,602	$504,134

FUTURES CONTRACTS — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Foreign Currency Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

37

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

2. INVESTMENT ADVISER AND OTHER SERVICES

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund. The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. The Fund compensates the Adviser for its services at the annual rate of 1.97% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.24%, 1.99% and 2.99% of the Fund’s average daily net assets attributable to Class A Shares, Class I Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.24%, 1.99% or 2.99%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 2.24%, 1.99% or 2.99%, as applicable, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. For the year ended August 31, 2016, investment advisory fees accrued and waived were $9,810,104 and $801,204, respectively. At August 31 2016, the amount of potential recovery by the Adviser was as follows:

EXPIRATION
AUGUST 31, 2017	AUGUST 31, 2018	AUGUST 31, 2019	TOTAL
$94,261	$434,343	$801,204	$1,329,808

Altis Partners (Jersey) Limited, Cantab Capital Partners LLP, Eclipse Capital Management, Inc., Graham Capital Management, LP, Harmonic Capital Partners LLP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC and Conquest Capital, LLC each serves as a Trading Adviser to the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the consolidated Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board of Directors has adopted a Plan of Distribution for the Class A Shares and the Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an

38

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board of Directors and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. DIRECTOR’S AND OFFICER’S COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2016 was $24,740. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $18,472 in officer fees.

4. INVESTMENT IN SECURITIES

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	PURCHASES	SALES
Investments in Non-U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	—	—

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
$785,890,005	$48,300,000	$(67,200,812)	$(18,900,812)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

39

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONCLUDED)

The following permanent differences as of August 31, 2016, primarily attributable to disallowed income from the Subsidiary, were reclassified to the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL
$1,732,073	$21,240,712	$(22,972,785)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION	QUALIFIED LATE-YEAR LOSSES	OTHER TEMPORARY DIFFERENCES
$—	$—	$1,140,764	$(7,105,707)	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Ordinary Income	Long-Term Gains	Total
2016	$660,519	$—	$660,519
2015	$812,772	$—	$812,772

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the fiscal year ended August 31, 2016, the Fund deferred to September 1, 2016, the following losses:

	Post-October	Post-October
Late-Year	Short-Term	Long-Term
Ordinary	Capital	Capital
Loss Deferral	Loss Deferral	Loss Deferral
$7,104,408	$1,299	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective November 19, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accounting agent, transfer agent and dividend paying agent (“Transfer Agent”) to the Fund. U.S. Bank, N.A., will replace the Bank of New York Mellon as the custodian to the Fund.

40

ABBEY CAPITAL FUTURES STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Directors of The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2016

41

ABBEY CAPITAL FUTURES STRATEGY FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. During the fiscal year ended August 31, 2016, the Fund paid $660,519 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

42

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

APPROVAL OF ADVISORY AGREEMENTS AND TRADING ADVISORY AGREEMENTS

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the renewal of the investment advisory agreement between Abbey Capital and Abbey Capital Offshore Limited (“ACOL”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), (3) the renewal of the trading advisory agreements among Abbey Capital and ACOL and each of the Trading Advisers (the “Trading Advisory Agreements”) and (4) the approval of a new Trading Advisory Agreement with Altis Partners (Jersey) Limited (“Altis”), at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one year term and approved the new Trading Advisory Agreement with Altis for an initial period ending August 16, 2017. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Advisory Agreement between ACOL and Abbey Capital, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund and the approval of the new Trading Advisory Agreement with Altis, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and ACOL, as applicable.

43

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark for the year-to-date and one-year periods but had outperformed since inception for the periods ended March 31, 2016. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors also considered the Fund’s quintile ranking within its Lipper performance universe for the period ended December 31, 2015.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.99% of the Fund’s average daily net assets for the Class I Shares, 2.24% of the Fund’s average daily net assets for Class A Shares and 2.99% of the Fund’s average daily net assets for Class C Shares. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital.

In considering the Trading Advisory Agreement between Abbey Capital, ACOL and Altis with respect to the Fund, the Board considered the fact that the restructuring within Altis is not expected to affect the manner in which the Fund or ACOL are managed and the fact that the fee structure under the new Trading Advisory Agreement would be identical to the fee structure in its existing Trading Advisory Agreement with Altis. It was noted that the new Trading Advisory Agreement would not go into effect until the restructuring was completed.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2017 and the new Trading Advisory Agreement with Altis should be approved for an initial period ending August 16, 2017.

44

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	24	Independent Trustee of EIP Investment Trust (registered investment company)
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	24	Reich and Tang Group (asset management).

45

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

46

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company)	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company); Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company)	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

47

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

48

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information ● give us your contact information ● make a wire transfer ● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.

49

Investment Adviser

Abbey Capital Limited

1-2 Cavendish Row

Dublin 1, Ireland

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

ABB-AR16

ALTAIR SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2016

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ALTAIR SMALLER COMPANIES FUND

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Dear Shareholder:

The Altair Smaller Companies Fund (the “Fund”) generated a return of 5.76% in the fiscal year ended August 31, 2016. The Fund underperformed its benchmark, the Russell 2000 Index, which had a return of 8.59% over the same period. This was the Fund’s first full fiscal year of operation. Dating to its inception on October 21, 2014, the Fund returned 6.28% through the end of the fiscal period versus 7.50% for the Russell 2000 Index.

A primary contributor to underperformance was the Fund’s large exposure to microcap stocks, given that the Russell Microcap Index was up only 3.79% during the fiscal year. Three of the Fund’s six underlying managers are dedicated to microcaps. The Fund’s strongest period of performance during the fiscal year, from May 2016 through August 2016, coincided with the market’s resurgence. The Russell Microcap Index rose 8.83% during that four-month period and the Fund returned 10.56%, exceeding the Russell 2000’s return of 10.20%.

The year also was particularly volatile for smaller capitalization stocks. Small caps fell more sharply during the market-wide selloff in January and early February, ultimately underperforming large caps for the fiscal year, on concerns they would be hurt disproportionately by higher interest rates, lower energy prices and a global slowdown. Sector-wise, the Fund’s underweight to utilities and REITs was a drag on performance while its underweight to financial services was beneficial. Additionally, an overweight to biotech stocks hurt performance, especially in early 2016.

While the Fund has generated positive returns since inception, it had a net realized loss as of August 31, 2016. The majority of the realized losses came from the dedicated tax loss harvesting manager, which was able to harvest losses while maintaining a less than 1% tracking error versus its benchmark.

We continue to believe our active managers will generate alpha over a long period of time even as the ebb and flow of investment styles sometimes produces years of underperformance. The Fund continues to have six underlying sub-advisers with three dedicated microcap managers (Driehaus, Granite and Pacific Ridge) and three dedicated small cap managers (Aperio, Pier and River Road). The Fund is currently underweight the microcap managers and overweight the small cap managers.

The Fund continues to believe the microcap space remains highly inefficient with little analyst coverage and institutional ownership. We believe active managers have the opportunity to outperform in the long run.

Sincerely,

Altair Advisers LLC

1

ALTAIR SMALLER COMPANIES FUND

Annual Report

Performance Data

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Altair Smaller Companies Fund

vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2016
	One Year	Since Inception*
Altair Smaller Companies Fund	5.76%	6.28%
Russell 2000® Index**	8.59%	7.50%

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2015, are 1.15% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stock, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small and micro-cap stocks, IPOs, special situations and illiquid securities all of which may be more volatile and less liquid.

2

ALTAIR SMALLER COMPANIES FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,195.30	$6.29
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.79

*

Expenses equal to the Fund’s annualized six-month expense ratio of 1.14% for the Fund, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund of 19.53%.

3

ALTAIR SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

Security Type/Sector	% of Net
Classification	Assets	Value

COMMON STOCKS:
Software	7.0%	$15,730,974
Commercial Services	6.6	14,774,964
Banks	6.4	14,485,475
Retail	5.4	12,068,010
Healthcare-Products	5.3	11,928,196
Computers	5.2	11,603,962
Semiconductors	5.0	11,230,956
Internet	3.8	8,569,630
Telecommunications	3.4	7,735,445
Diversified Financial Services	2.8	6,347,964
Biotechnology	2.4	5,522,772
Electronics	2.3	5,151,512
Insurance	2.2	5,003,468
Pharmaceuticals	2.2	4,909,878
Transportation	2.1	4,762,726
Oil & Gas	2.0	4,499,582
Healthcare-Services	1.8	4,113,233
REITS	1.6	3,718,931
Machinery-Diversified	1.5	3,492,004
Miscellaneous Manufacturing	1.5	3,309,532
Engineering & Construction	1.5	3,303,917
Chemicals	1.4	3,180,267
Aerospace/Defense	1.4	3,130,837
Building Materials	1.4	3,052,183
Food	1.3	3,007,534
Auto Parts & Equipment	1.3	2,964,534
Home Builders	1.3	2,909,577
Lodging	1.1	2,407,794
Beverages	1.0	2,325,127
Electrical Components & Equipment	1.0	2,253,902
Mining	1.0	2,242,137
Metal Fabricate/Hardware	1.0	2,169,375
Oil & Gas Services	0.9	1,984,261

Security Type/Sector	% of Net
Classification	Assets	Value

Textiles	0.8%	$1,742,426
Savings & Loans	0.8	1,719,685
Investment Companies	0.7	1,593,355
Entertainment	0.7	1,539,437
Apparel	0.6	1,408,630
Distribution/Wholesale	0.6	1,327,441
Home Furnishings	0.5	1,233,717
Gas	0.5	1,137,306
Environmental Control	0.5	1,077,454
Information Technology	0.4	1,004,780
Leisure Time	0.4	988,032
Household Products / Wares	0.4	984,475
Media	0.4	904,670
Energy-Alternate Sources	0.4	832,033
Housewares	0.4	800,068
Packaging & Containers	0.3	705,220
Airlines	0.3	683,999
Machinery-Construction & Mining	0.3	648,689
Hand / Machine Tools	0.3	583,086
Office Furnishings	0.2	417,201
Real Estate	0.2	377,860
Electric	0.2	370,036
Agriculture	0.1	213,048
Forest Products & Paper	0.1	206,007
Water	0.1	169,608
Holding Companies-Diversified	0.1	137,006
Trucking & Leasing	0.0	109,194
Advertising	0.0	80,243
Storage / Warehousing	0.0	79,534
Cosmetics/Personal Care	0.0	78,215
Iron / Steel	0.0	63,082
Other Assets in Excess of Liabilities	3.6	7,994,549

NET ASSETS	100.0%	$225,100,745

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2016

	Number
	of Shares	Value

COMMON STOCKS - 96.4%

Advertising — 0.0%
Xcel Brands, Inc.*	16,178	$80,243

Aerospace/Defense — 1.4%
Aerojet Rocketdyne Holdings, Inc.*	20,903	375,627
Aerovironment, Inc.*	7,638	188,964
Cubic Corp.	18,562	869,073
Curtiss-Wright Corp.	2,004	180,160
HEICO Corp.	5,657	384,450
Kaman Corp.	2,787	125,108
KLX, Inc.*	18,904	705,875
Moog, Inc., Class A*	1,762	103,940
National Presto Industries, Inc.	728	63,525
Orbital ATK, Inc.	1,778	134,115

		3,130,837

Agriculture — 0.1%
Andersons, Inc., (The)	3,403	125,741
Universal Corp.	1,451	87,307

		213,048

Airlines — 0.3%
Allegiant Travel Co.	226	31,242
Controladora Vuela Cia de Aviacion SAB de CV, ADR (Mexico)*	5,936	105,601
Hawaiian Holdings, Inc.*	2,251	105,752
SkyWest, Inc.	15,636	441,404

		683,999

Apparel — 0.6%
Iconix Brand Group, Inc.*	10,404	87,394
Oxford Industries, Inc.	1,304	81,383
Perry Ellis International, Inc.*	3,017	56,237
Rocky Brands, Inc.	34,000	359,380
Sequential Brands Group, Inc.*	13,130	95,718
Skechers U.S.A., Inc., Class A*	6,336	154,028
Steven Madden Ltd.*	3,222	113,060
Superior Uniform Group, Inc.	17,022	289,034
Unifi, Inc.*	1,604	41,752
Wolverine World Wide, Inc.	5,464	130,644

		1,408,630

Auto Parts & Equipment — 1.3%
American Axle & Manufacturing Holdings, Inc.*	6,688	114,632
Douglas Dynamics, Inc.	7,340	235,467
Motorcar Parts of America, Inc.*	44,175	1,255,895
Spartan Motors, Inc.	87,974	867,424
Superior Industries International, Inc.	2,532	73,707

	Number
	of Shares	Value

Auto Parts & Equipment — (Continued)
Unique Fabricating, Inc.	33,154	$417,409

		2,964,534

Banks — 6.4%
1st Source Corp.	9,059	320,602
American River Bankshares*	51,230	523,571
Atlantic Capital Bancshares, Inc.*	29,792	459,095
Bancorp, Inc., (The)*	29,860	184,833
Bank of Commerce Holdings	75,720	507,324
Bank of the Ozarks, Inc.	10,752	421,263
Banner Corp.	1,722	76,250
Boston Private Financial Holdings, Inc.	14,098	181,582
Cardinal Financial Corp.	4,668	125,336
CB Financial Services, Inc.	7,990	179,775
Central Pacific Financial Corp.	2,762	70,680
City Holding Co.	4,208	212,883
CoBiz Financial, Inc.	19,947	261,904
Community Bank System, Inc.	1,997	94,758
CU Bancorp*	12,021	290,908
CVB Financial Corp.	8,715	155,040
Farmers National Banc Corp.	48,310	481,651
FCB Financial Holdings, Inc., Class A*	10,568	404,754
First BanCorp (Puerto Rico)*	46,257	226,659
First Bancshares, Inc., (The)	13,010	225,073
First Citizens BancShares, Inc., Class A	899	256,134
First Commonwealth Financial Corp.	11,374	116,129
First Financial Bancorp	7,350	160,230
First Financial Bankshares, Inc.	6,581	240,996
Glacier Bancorp, Inc.	3,879	116,137
Home BancShares, Inc.	11,434	267,556
Hope Bancorp, Inc.	14,673	252,377
Horizon Bancorp	19,230	538,632
Independent Bank Corp. Rockland MA	1,226	64,953
Live Oak Bancshares, Inc.	13,086	185,298
MB Financial, Inc.	6,569	257,373
MidSouth Bancorp, Inc.	46,750	473,577
Northrim BanCorp, Inc.	12,280	315,596
OFG Bancorp (Puerto Rico)	9,765	106,536
Orrstown Financial Services, Inc.	23,590	481,000
Pacific Continental Corp.	34,950	576,675
Pacific Mercantile Bancorp*	80,200	615,936
Park Sterling Corp.	92,020	780,330
People’s Utah Bancorp	29,050	571,704

The accompanying notes are an integral part of the financial statements.

5

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Banks — (Continued)
Premier Financial Bancorp, Inc.	36,100	$603,592
PrivateBancorp, Inc.	2,852	131,049
Southside Bancshares, Inc.	4,403	144,627
Texas Capital Bancshares, Inc.*	1,396	73,318
Tompkins Financial Corp.	1,660	122,724
TrustCo Bank Corp. NY	17,124	122,265
UMB Financial Corp.	3,746	227,757
United Bankshares, Inc.	5,281	208,071
United Community Banks, Inc.	3,164	66,381
Webster Financial Corp.	11,123	429,681
Westamerica Bancorporation	2,698	137,166
Western Alliance Bancorp*	11,453	437,734

		14,485,475

Beverages — 1.0%
DavidsTea, Inc. (Canada)*	24,763	336,034
Farmer Brothers Co.*	21,549	689,999
MGP Ingredients, Inc.	10,718	428,077
Primo Water Corp.*	58,663	679,318
Reed’s, Inc.*	53,398	191,699

		2,325,127

Biotechnology — 2.4%
Alder Biopharmaceuticals, Inc.*	7,087	233,658
AMAG Pharmaceuticals, Inc.*	3,174	75,636
ANI Pharmaceuticals, Inc.*	2,019	120,615
Aptevo Therapeutics, Inc.*	1	1
Blueprint Medicines Corp.*	22,815	636,082
Cambrex Corp.*	1,323	56,664
ChromaDex Corp.*	48,795	160,536
Exact Sciences Corp.*	14,640	270,401
Exelixis, Inc.*	30,137	336,028
Five Prime Therapeutics, Inc.*	6,150	270,477
KemPharm, Inc.*	8,122	35,087
Ligand Pharmaceuticals, Inc.*	1,187	122,629
Loxo Oncology, Inc.*	14,497	399,247
Medicines Co., (The)*	4,827	189,074
Momenta Pharmaceuticals, Inc.*	8,455	101,629
NeoGenomics, Inc.*	174,477	1,402,795
Otonomy, Inc.*	21,545	354,415
Paratek Pharmaceuticals, Inc.*	13,638	183,704
Pfenex, Inc.*	21,603	156,190
Sangamo BioSciences, Inc.*	22,496	96,508
Second Sight Medical Products, Inc.*	24,558	82,269
Spectrum Pharmaceuticals, Inc.*	33,748	179,202
Sunesis Pharmaceuticals, Inc.*	73,727	59,925

		5,522,772

Building Materials — 1.4%
AAON, Inc.	2,382	67,411
Apogee Enterprises, Inc.	9,809	474,756

	Number
	of Shares	Value

Building Materials — (Continued)
Aspen Aerogels, Inc.*	65,124	$319,759
Boise Cascade Co.*	3,324	87,222
Drew Industries, Inc.	1,629	165,914
Gibraltar Industries, Inc.*	11,494	438,611
Griffon Corp.	4,619	79,077
Headwaters, Inc.*	4,288	77,741
Patrick Industries, Inc.*	6,872	440,014
PGT, Inc.*	30,528	363,588
Quanex Building Products Corp.	3,053	59,014
Simpson Manufacturing Co., Inc.	2,069	90,788
Universal Forest Products, Inc.	2,701	294,814
US Concrete, Inc.*	1,763	93,474

		3,052,183

Chemicals — 1.4%
A Schulman, Inc.	2,144	54,672
Balchem Corp.	1,142	79,974
Calgon Carbon Corp.	2,387	34,611
Chemours Co., (The)	15,445	203,720
Codexis, Inc.*	36,078	150,445
Hawkins, Inc.	7,480	326,726
HB Fuller Co.	4,743	225,198
Ingevity Corp.*	1,909	84,721
Innophos Holdings, Inc.	2,279	96,219
Innospec, Inc.	1,121	66,453
KMG Chemicals, Inc.	6,130	172,008
Koppers Holdings, Inc.*	2,012	65,672
Kraton Performance Polymers, Inc.*	2,728	98,372
Landec Corp.*	96,287	1,247,880
Rayonier Advanced Materials, Inc.	6,815	83,824
Stepan Co.	2,701	189,772

		3,180,267

Commercial Services — 6.6%
ABM Industries, Inc.	3,179	122,169
American Public Education, Inc.*	243	5,023
AMN Healthcare Services, Inc.*	11,951	432,985
ARC Document Solutions, Inc.*	129,270	436,933
AstroNova, Inc.	18,890	277,872
Barrett Business Services, Inc.	22,782	1,063,008
BG Staffing, Inc.	31,194	544,647
Booz Allen Hamilton Holding Corp.	12,596	382,415
Bright Horizons Family Solutions, Inc.*	3,191	217,499
Brink’s Co., (The)	4,054	147,971
Capella Education Co.	1,954	115,130
Cardtronics PLC, Class A (United Kingdom)*	1,985	89,146

The accompanying notes are an integral part of the financial statements.

6

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Commercial Services — (Continued)
Care.com, Inc.*	39,250	$410,947
CorVel Corp.*	1,091	41,938
CRA International, Inc.*	25,680	696,442
Green Dot Corp., Class A*	4,948	114,794
Hackett Group, Inc., (The)	18,788	307,184
Healthcare Services Group, Inc.	3,392	136,935
HealthEquity, Inc.*	1,801	58,641
HMS Holdings Corp.*	26,741	583,221
Insperity, Inc.	5,945	389,695
Kelly Services, Inc., Class A	25,612	489,701
Korn Ferry International	3,845	91,665
Landauer, Inc.	1,214	57,689
LendingTree, Inc.*	2,431	235,807
MarketAxess Holdings, Inc.	5,071	854,666
Matthews International Corp., Class A	1,608	98,908
Medifast, Inc.	17,440	641,269
Monro Muffler Brake, Inc.	1,399	78,918
Navigant Consulting, Inc.*	3,071	60,314
Nord Anglia Education, Inc. (Cayman Islands)*	17,629	373,382
Nutrisystem, Inc.	18,835	542,825
On Assignment, Inc.*	3,035	114,450
PAREXEL International Corp.*	2,105	143,203
PFSweb, Inc.*	72,363	698,303
Rent-A-Center, Inc., Class A	4,810	58,778
ServiceSource International, Inc.*	136,098	688,656
SP Plus Corp.*	36,864	921,600
Square, Inc.,Class A*	35,901	437,633
Strayer Education, Inc.*	1,470	71,560
Team, Inc.*	2,595	82,443
TriNet Group, Inc.*	27,729	582,309
TrueBlue, Inc.*	2,484	54,275
Viad Corp.	22,987	822,015

		14,774,964

Computers — 5.2%
Brocade Communications Systems, Inc.	4,279	38,423
CACI International, Inc., Class A*	1,145	113,767
Computer Services, Inc.	16,569	617,527
Datalink Corp.*	93,230	908,060
Digimarc Corp.*	12,434	449,116
Electronics For Imaging, Inc.*	1,897	89,311
Engility Holdings, Inc.*	2,262	67,860
ExlService Holdings, Inc.*	1,497	76,616
Globant S.A. (Luxembourg)*	17,188	671,191
Icad, Inc.*	71,137	418,997

	Number
	of Shares	Value

Computers — (Continued)
Insight Enterprises, Inc.*	2,176	$66,586
KEYW Holding Corp., (The)*	29,858	297,684
Leidos Holdings, Inc.	10,721	434,308
LivePerson, Inc.*	9,192	71,606
Luxoft Holding, Inc. (British Virgin Islands)*	6,114	313,709
Manhattan Associates, Inc.*	10,750	650,590
MAXIMUS, Inc.	1,853	108,993
Maxwell Technologies, Inc.*	29,956	151,877
Mercury Systems, Inc.*	42,231	957,799
Mitek Systems, Inc.*	109,668	852,120
MTS Systems Corp.	1,993	99,152
Quantum Corp.*	518,070	332,186
Radisys Corp.*	201,540	989,561
Super Micro Computer, Inc.*	3,359	72,655
Sykes Enterprises, Inc.*	1,995	58,314
TeleTech Holdings, Inc.	3,501	99,253
USA Technologies, Inc.*	68,654	341,897
VeriFone Systems, Inc.*	52,570	1,044,040
Vocera Communications, Inc.*	74,280	1,210,764

		11,603,962

Cosmetics/Personal Care — 0.0%
Inter Parfums, Inc.	2,289	78,215

Distribution/Wholesale — 0.6%
Beacon Roofing Supply, Inc.*	9,000	413,820
Pool Corp.	2,106	212,432
ScanSource, Inc.*	1,959	67,017
SiteOne Landscape Supply, Inc.*	16,584	634,172

		1,327,441

Diversified Financial Services — 2.8%
Blackhawk Network Holdings, Inc.*	37,088	1,270,264
Ellie Mae, Inc.*	4,140	405,182
Encore Capital Group, Inc.*	3,605	77,724
Enova International, Inc.*	41,598	398,925
Evercore Partners, Inc., Class A	1,107	56,723
Financial Engines, Inc.	3,587	114,676
FNFV Group*	139,655	1,800,153
Greenhill & Co., Inc.	6,119	140,370
Hennessy Advisors, Inc.	14,720	500,480
Interactive Brokers Group, Inc., Class A	3,063	109,900
Investment Tech. Group, Inc.	2,378	36,574
PRA Group, Inc.*	3,304	105,662
Silvercrest Asset Management Group, Inc., Class A	20,822	257,985
WageWorks, Inc.*	11,370	702,552
Westwood Holdings Group, Inc.	5,337	267,117

The accompanying notes are an integral part of the financial statements.

7

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Diversified Financial Services — (Continued)
World Acceptance Corp.*	2,155	$103,677

		6,347,964

Electric — 0.2%
ALLETE, Inc.	4,232	250,958
Avista Corp.	1,395	56,665
El Paso Electric Co.	1,366	62,413

		370,036

Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	2,466	108,381
Encore Wire Corp.	1,956	75,736
EnerSys	3,171	223,175
General Cable Corp.	5,438	87,715
Graham Corp.	14,664	280,229
Insteel Industries, Inc.	13,010	433,233
Littelfuse, Inc.	1,079	136,817
Powell Industries, Inc.	7,206	286,438
Research Frontiers, Inc.*	53,359	164,346
SPX Corp.*	4,521	85,628
Universal Display Corp.*	6,463	372,204

		2,253,902

Electronics — 2.3%
Brady Corp., Class A	2,928	98,059
Coherent, Inc.*	1,014	106,652
ESCO Technologies, Inc.	1,920	86,630
FARO Technologies, Inc.*	2,255	73,513
FLIR Systems, Inc.	12,807	394,840
II-VI, Inc.*	3,812	80,776
IMAX Corp. (Canada)*	13,100	399,419
Itron, Inc.*	4,655	221,718
Ituran Location and Control Ltd. (Israel)	22,201	550,585
Methode Electronics, Inc.	2,476	90,745
Napco Security Technologies, Inc.*	51,481	368,089
Orbotech Ltd. (Israel)*	14,782	422,470
OSI Systems, Inc.*	6,966	467,140
Plexus Corp.*	2,641	121,882
Rofin-Sinar Technologies, Inc.*	1,704	54,545
Rogers Corp.*	1,868	104,440
Sanmina Corp.*	6,648	174,709
TASER International, Inc.*	18,217	493,316
TTM Technologies, Inc.*	8,548	91,720
ZAGG, Inc.*	103,200	750,264

		5,151,512

Energy-Alternate Sources — 0.4%
Green Plains, Inc.	3,277	79,566
REX American Resources Corp.*	6,135	493,499

	Number
	of Shares	Value

Energy-Alternate Sources — (Continued)
TPI Composites, Inc.*	13,020	$258,968

		832,033

Engineering & Construction — 1.5%
Aegion Corp.*	5,582	103,379
Argan, Inc.	3,370	161,120
Comfort Systems USA, Inc.	4,006	113,730
Dycom Industries, Inc.*	2,682	217,564
EMCOR Group, Inc.	4,741	271,470
Exponent, Inc.	1,390	70,098
Granite Construction, Inc.	8,041	385,968
MasTec, Inc.*	13,928	410,180
MYR Group, Inc.*	4,168	120,872
NV5 Global, Inc.*	28,010	856,266
Sterling Construction Co., Inc.*	77,660	500,907
TopBuild Corp.*	2,707	92,363

		3,303,917

Entertainment — 0.7%
International Speedway Corp., Class A	25,578	851,492
Marriott Vacations Worldwide Corp.	5,336	411,406
Pinnacle Entertainment, Inc.*	3,069	36,951
Scientific Games Corp., Class A*	6,167	50,878
SeaWorld Entertainment, Inc.	14,505	188,710

		1,539,437

Environmental Control — 0.5%
Casella Waste Systems, Inc., Class A*	15,620	141,986
Energy Recovery, Inc.*	9,267	111,945
Hudson Technologies, Inc.*	35,785	231,529
Tetra Tech, Inc.	3,198	112,889
US Ecology, Inc.	10,680	479,105

		1,077,454

Food — 1.3%
B&G Foods, Inc.	4,803	228,046
Blue Buffalo Pet Products, Inc.*	15,844	408,458
Calavo Growers, Inc.	4,968	292,864
Cal-Maine Foods, Inc.	1,402	64,408
Darling Ingredients, Inc.*	8,943	125,917
Ingles Markets, Inc., Class A	28,740	1,087,234
J&J Snack Foods Corp.	681	83,082
Lifeway Foods, Inc.*	31,140	386,136
Sanderson Farms, Inc.	1,371	131,931
Snyder’s-Lance, Inc.	3,587	126,773
SpartanNash Co.	2,270	72,685

		3,007,534

Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	1,300	80,691

The accompanying notes are an integral part of the financial statements.

8

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Forest Products & Paper — (Continued)
Neenah Paper, Inc.	743	$59,759
PH Glatfelter Co.	2,957	65,557

		206,007

Gas — 0.5%
New Jersey Resources Corp.	2,340	78,718
Northwest Natural Gas Co.	2,390	142,755
Piedmont Natural Gas Co., Inc.	5,397	324,360
South Jersey Industries, Inc.	4,502	133,619
Southwest Gas Corp.	1,612	112,550
Spire, Inc.	5,337	345,304

		1,137,306

Hand / Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,615	61,774
Hardinge, Inc.	49,320	521,312

		583,086

Healthcare-Products — 5.3%
Abaxis, Inc.	1,761	88,297
ABIOMED, Inc.*	1,897	223,732
Alpha Pro Tech Ltd.*	118,190	355,752
Analogic Corp.	998	88,822
Biolase, Inc.*	17,757	30,542
BioTelemetry, Inc.*	16,810	310,481
Cantel Medical Corp.	1,814	137,157
Cerus Corp.*	161,473	1,022,124
CONMED Corp.	1,533	62,546
CRH Medical Corp. (Canada)*	178,050	623,175
CryoLife, Inc.	21,972	350,453
Cynosure, Inc., Class A*	10,448	544,236
Digirad Corp.	51,023	258,176
Endologix, Inc.*	32,946	400,623
Haemonetics Corp.*	3,260	121,142
ICU Medical, Inc.*	578	72,117
Inogen, Inc.*	7,750	449,655
Integra LifeSciences Holdings Corp.*	1,544	133,432
Invacare Corp.	4,731	56,157
LeMaitre Vascular, Inc.	23,489	431,728
Luminex Corp.*	2,141	45,111
Masimo Corp.*	3,409	201,608
Mazor Robotics Ltd., SP ADR (Israel)*	2,869	64,208
Meridian Bioscience, Inc.	4,900	95,305
Merit Medical Systems, Inc.*	22,333	541,352
NanoString Technologies, Inc.*	36,457	589,145
Nevro Corp.*	5,188	489,903
NuVasive, Inc.*	9,611	629,232
NxStage Medical, Inc.*	16,086	367,726
Orthofix International N.V. (Curacao)*	7,285	328,626

	Number
	of Shares	Value

Healthcare-Products — (Continued)
Penumbra, Inc.*	5,506	$388,503
Repligen Corp.*	2,667	82,650
Spectranetics Corp., (The)*	20,312	499,878
Tactile Systems Technology, Inc.*	12,870	187,258
Trinity Biotech, PLC, SP ADR (Ireland)*	29,640	397,769
Vascular Solutions, Inc.*	9,703	467,394
West Pharmaceutical Services, Inc.	7,912	647,439
Zeltiq Aesthetics, Inc.*	3,797	144,742

		11,928,196

Healthcare-Services — 1.8%
Air Methods Corp.*	20,983	738,182
Almost Family, Inc.*	11,070	407,708
Amedisys, Inc.*	2,217	106,704
Amsurg Corp.*	2,682	174,115
Chemed Corp.	621	83,792
Ensign Group, Inc., (The)	1,356	25,479
Kindred Healthcare, Inc.	6,514	71,915
LHC Group, Inc.*	12,145	431,876
Magellan Health, Inc.*	1,789	102,188
Natera, Inc.*	44,752	445,282
Providence Service Corp., (The)*	927	43,689
Psychemedics Corp.	22,388	453,805
Surgery Partners, Inc.*	21,861	421,043
Surgical Care Affiliates, Inc.*	8,036	331,485
US Physical Therapy, Inc.	4,377	275,970

		4,113,233

Holding Companies-Diversified — 0.1%
KLR Energy Acquisition Corp.*	13,432	137,006

Home Builders — 1.3%
Cavco Industries, Inc.*	6,379	667,052
Installed Building Products, Inc.*	15,923	531,510
LGI Homes, Inc.*	17,287	664,167
Meritage Homes Corp.*	1,542	55,358
PICO Holdings, Inc.*	50,178	552,962
UCP, Inc., Class A*	37,040	312,618
Winnebago Industries, Inc.	5,231	125,910

		2,909,577

Home Furnishings — 0.5%
American Woodmark Corp.*	1,043	90,741
DTS, Inc.	1,939	64,879
Ethan Allen Interiors, Inc.	1,908	63,842
Hooker Furniture Corp.	10,752	250,092
iRobot Corp.*	968	38,584
La-Z-Boy, Inc.	2,225	59,341
Select Comfort Corp.*	2,991	78,514

The accompanying notes are an integral part of the financial statements.

9

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Home Furnishings — (Continued)
Universal Electronics, Inc.*	7,939	$587,724

		1,233,717

Household Products / Wares — 0.4%
Acme United Corp.	15,224	312,396
SodaStream International Ltd. (Israel)*	19,539	554,321
WD-40 Co.	995	117,758

		984,475

Housewares — 0.4%
Lifetime Brands, Inc.	40,260	540,289
Toro Co., (The)	2,674	259,779

		800,068

Information Technology — 0.4%
Inphi Corp.*	23,329	1,004,780

Insurance — 2.2%
Allied World Assurance Co. Holdings AG (Switzerland)	21,360	866,362
American Equity Investment Life Holding Co.	7,985	140,696
American National Insurance Co.	5,150	601,623
Atlas Financial Holdings, Inc. (Cayman Islands)*	8,714	152,756
Conifer Holdings, Inc.*	61,960	469,657
eHealth, Inc.*	18,644	209,559
Employers Holdings, Inc.	3,729	113,623
HCI Group, Inc.	862	27,403
Horace Mann Educators Corp.	2,570	93,933
Infinity Property & Casualty Corp.	1,346	113,414
Maiden Holdings Ltd. (Bermuda)	4,555	62,905
ProAssurance Corp.	2,565	141,126
RLI Corp.	1,478	104,908
Safety Insurance Group, Inc.	1,702	113,098
Selective Insurance Group, Inc.	3,866	154,253
White Mountains Insurance Group Ltd. (Bermuda)	1,988	1,638,152

		5,003,468

Internet — 3.8%
8x8, Inc.*	64,448	855,225
Autobytel, Inc.*	14,162	232,257
Blucora, Inc.*	3,569	36,939
Blue Nile, Inc.	2,978	102,622
Boingo Wireless, Inc.*	45,803	389,325
ePlus, Inc.*	9,058	819,840
Etsy, Inc.*	30,005	403,867
GrubHub, Inc.*	11,285	457,832
HealthStream, Inc.*	2,625	69,799

	Number
	of Shares	Value

Internet — (Continued)
magicJack VocalTec Ltd. (Israel)*	89,650	$555,830
Match Group, Inc.*	39,774	643,941
NIC, Inc.	3,334	76,615
Q2 Holdings, Inc.*	5,974	169,184
Quotient Tech., Inc.*	34,924	452,615
Reis, Inc.	17,428	339,846
Rightside Group Ltd.*	30,453	287,172
RingCentral, Inc., Class A*	17,992	394,924
Shopify, Inc., Class A (Canada)*	10,747	444,496
Shutterfly, Inc.*	7,611	382,224
Stamps.com, Inc.*	1,004	97,107
VASCO Data Security International, Inc.*	3,914	71,352
WebMD Health Corp.*	6,132	316,227
Wix.com Ltd. (Israel)*	12,626	528,019
Zendesk, Inc.*	14,485	442,372

		8,569,630

Investment Companies — 0.7%
Acacia Research Corp.	119,060	711,979
Capital Southwest Corp.	30,431	454,031
PennantPark Floating Rate Capital Ltd.	32,797	427,345

		1,593,355

Iron / Steel — 0.0%
AK Steel Holding Corp.*	14,144	63,082

Leisure Time — 0.4%
Arctic Cat, Inc.	22,536	319,335
Callaway Golf Co.	4,678	53,423
MCBC Holdings, Inc.	11,750	140,295
Planet Fitness, Inc., Class A*	21,939	474,979

		988,032

Lodging — 1.1%
Belmond Ltd., Class A (Bermuda)*	10,812	120,770
Boyd Gaming Corp.*	4,776	93,132
Interval Leisure Group, Inc.	8,186	142,436
La Quinta Holdings, Inc.*	63,600	734,580
Marcus Corp., (The)	19,503	460,271
Monarch Casino & Resort, Inc.*	18,659	443,898
Red Rock Resorts, Inc., Class A	18,310	412,707

		2,407,794

Machinery-Construction & Mining — 0.3%
Astec Industries, Inc.	11,034	648,689

Machinery-Diversified — 1.5%
Albany International Corp., Class A	1,126	47,664

The accompanying notes are an integral part of the financial statements.

10

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Machinery-Diversified — (Continued)
Applied Industrial Technologies, Inc.	1,045	$49,658
Briggs & Stratton Corp.	4,802	91,286
Chart Industries, Inc.*	6,971	209,967
Cognex Corp.	3,904	194,263
Columbus McKinnon Corp.	21,850	383,686
Hurco Cos, Inc.	15,770	425,948
Manitex International, Inc.*	69,230	440,303
NN, Inc.	33,040	586,460
SPX FLOW, Inc.*	10,543	310,070
Tennant Co.	1,504	97,354
Twin Disc, Inc.	50,450	655,345

		3,492,004

Media — 0.4%
EW Scripps Co., (The), Class A*	3,131	53,196
Gannett Co., Inc.	3,832	45,716
Scholastic Corp.	1,251	50,365
Tribune Media Co., Class A	19,837	755,393

		904,670

Metal Fabricate/Hardware — 1.0%
CIRCOR International, Inc.	889	52,504
Dynamic Materials Corp.	88,150	969,650
Mueller Industries, Inc.	4,223	145,947
Mueller Water Products, Inc., Class A	33,759	408,146
Northwest Pipe Co.*	43,620	512,535
TimkenSteel Corp.	8,182	80,593

		2,169,375

Mining — 1.0%
A-Mark Precious Metals, Inc.	22,692	382,360
Century Aluminum Co.*	22,999	144,434
Fairmount Santrol Holdings, Inc.*	32,040	238,057
Kaiser Aluminum Corp.	1,268	108,072
Materion Corp.	1,920	56,333
Stillwater Mining Co.*	8,970	113,471
United States Lime & Minerals, Inc.	5,566	356,948
US Silica Holdings, Inc.	21,464	842,462

		2,242,137

Miscellaneous Manufacturing — 1.5%
Actuant Corp., Class A	4,632	110,381
EnPro Industries, Inc.	2,498	134,642
Fabrinet (Cayman Islands)*	28,929	1,123,024
Harsco Corp.	14,378	143,061
Hillenbrand, Inc.	2,960	95,164
John Bean Technologies Corp.	8,610	591,335
Lydall, Inc.*	21,079	1,012,635

	Number
	of Shares	Value

Miscellaneous Manufacturing — (Continued)
Sturm Ruger & Co., Inc.	1,620	$99,290

		3,309,532

Office Furnishings — 0.2%
Interface, Inc.	5,654	99,963
Kimball International, Inc., Class B	25,481	317,238

		417,201

Oil & Gas — 2.0%
Atwood Oceanics, Inc.	28,400	224,360
Callon Petroleum Co.*	36,083	525,008
Carrizo Oil & Gas, Inc.*	3,151	120,652
Evolution Petroleum Corp.	78,461	444,874
Gran Tierra Energy, Inc.*	86,490	239,577
Murphy USA, Inc.*	9,999	731,127
Parsley Energy, Inc., Class A*	12,785	432,772
PBF Energy, Inc., Class A	17,570	384,783
PDC Energy, Inc.*	8,030	533,192
Ring Energy, Inc.*	25,570	253,654
RSP Permian, Inc.*	11,491	448,724
Synergy Resources Corp.*	13,188	86,381
Unit Corp.*	4,358	74,478

		4,499,582

Oil & Gas Services — 0.9%
CARBO Ceramics, Inc.	3,314	41,524
Dawson Geophysical Co.*	46,575	335,806
Flotek Industries, Inc.*	5,288	81,964
Helix Energy Solutions Group, Inc.*	17,356	130,170
Natural Gas Services Group, Inc.*	31,151	736,410
PHI, Inc.*	6,007	111,910
Profire Energy, Inc.*	226,750	265,297
Tesco Corp. (Canada)	29,175	198,682
TETRA Technologies, Inc.*	13,636	82,498

		1,984,261

Packaging & Containers — 0.3%
AEP Industries, Inc.	5,630	622,678
KapStone Paper and Packaging Corp.	4,714	82,542

		705,220

Pharmaceuticals — 2.2%
Akorn, Inc.*	19,559	526,528
Anika Therapeutics, Inc.*	1,077	50,877
Array BioPharma, Inc.*	53,114	182,181
Cynapsus Therapeutics, Inc. (Canada)*	6,698	122,975
Depomed, Inc.*	2,829	57,400
Diplomat Pharmacy, Inc.*	1,589	49,720

The accompanying notes are an integral part of the financial statements.

11

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Pharmaceuticals — (Continued)
Eagle Pharmaceuticals, Inc.*	6,809	$406,838
Enanta Pharmaceuticals, Inc.*	2,651	58,295
Flexion Therapeutics, Inc.*	26,425	440,769
Foamix Pharmaceuticals Ltd. (Israel)*	39,897	331,145
Global Blood Therapeutics, Inc.*	8,149	138,452
Heska Corp.*	4,274	233,232
Imprimis Pharmaceuticals, Inc.*	28,859	120,342
Intra-Cellular Therapies, Inc.*	5,032	202,991
Lannett Co., Inc.*	2,047	69,311
MyoKardia, Inc.*	11,620	254,246
Nektar Therapeutics*	7,708	137,588
Neogen Corp.*	1,733	102,351
Patheon N.V. (Netherlands)*	16,108	450,863
Phibro Animal Health Corp., Class A	2,922	70,917
PRA Health Sciences, Inc.*	8,357	422,446
Prestige Brands Holdings, Inc.*	4,121	198,344
Revance Therapeutics, Inc.*	14,143	198,709
Xencor, Inc.*	3,945	83,358

		4,909,878

Real Estate — 0.2%
Farmland Partners, Inc.	27,757	323,369
HFF, Inc., Class A	2,032	54,478
RMR Group, Inc., (The), Class A	—^	13

		377,860

REITS — 1.6%
Acadia Realty Trust	3,764	139,042
Agree Realty Corp.	1,641	78,752
American Assets Trust, Inc.	1,089	48,243
CareTrust REIT, Inc.	3,664	54,447
Cedar Realty Trust, Inc.	15,667	118,599
CoreSite Realty Corp.	1,355	105,717
Cousins Properties, Inc.	17,427	192,046
EastGroup Properties, Inc.	2,590	190,054
GEO Group, Inc., (The)	24,762	496,230
Getty Realty Corp.	5,174	121,734
Government Properties Income Trust	6,612	154,060
Healthcare Realty Trust, Inc.	7,137	250,223
Kite Realty Group Trust	4,619	133,397
Lexington Realty Trust	12,112	130,688
Life Storage, Inc.	1,313	118,170
LTC Properties, Inc.	3,774	195,946
Medical Properties Trust, Inc.	7,925	121,015
Parkway Properties, Inc. Md	5,402	97,236
Post Properties, Inc.	2,005	132,891
PS Business Parks, Inc.	1,242	137,589

	Number
	of Shares	Value

REITS — (Continued)
Retail Opportunity Investments Corp.	3,666	$81,788
Sabra Health Care REIT, Inc.	8,635	220,020
Summit Hotel Properties, Inc.	6,963	99,571
Universal Health Realty Income Trust	3,063	188,650
Urstadt Biddle Properties, Inc., Class A	4,968	112,823

		3,718,931

Retail — 5.4%
American Eagle Outfitters, Inc.	21,583	400,149
Asbury Automotive Group, Inc.*	1,513	81,278
Barnes & Noble Education, Inc.*	3,876	43,372
Barnes & Noble, Inc.	8,365	95,863
Big 5 Sporting Goods Corp.	62,080	776,621
Biglari Holdings, Inc.*	1,976	870,606
Bloomin’ Brands, Inc.	37,350	729,819
BMC Stock Holdings, Inc.*	35,184	701,569
Boot Barn Holdings, Inc.*	13,913	172,243
Build-A-Bear Workshop, Inc., Class A*	44,710	518,636
Carrols Restaurant Group, Inc.*	19,706	265,243
Casey’s General Stores, Inc.	4,983	654,318
Children’s Place, Inc., (The)	1,027	83,598
Chuy’s Holdings, Inc.*	8,957	271,218
Cracker Barrel Old Country Store, Inc.	790	120,167
Del Taco Restaurants, Inc.*	42,712	479,656
Duluth Holdings, Inc., Class B*	7,676	232,660
EZCORP, Inc., Class A*	6,969	72,129
Fiesta Restaurant Group, Inc.*	2,672	67,495
Finish Line, Inc., (The), Class A	5,591	134,575
First Cash Financial Services, Inc.	2,930	151,540
Five Below, Inc.*	3,696	164,694
Francesca’s Holdings Corp.*	4,785	65,315
Fred’s, Inc., Class A	3,725	42,130
Genesco, Inc.*	1,453	105,546
Gordmans Stores, Inc.*	146,790	174,680
Habit Restaurants, Inc., (The), Class A*	15,314	234,610
Hibbett Sports, Inc.*	2,854	109,508
J Alexander’s Holdings, Inc.*	43,316	431,861
Kona Grill, Inc.*	33,852	449,893
Lithia Motors, Inc., Class A	1,169	96,758
Lumber Liquidators Holdings, Inc.*	5,091	80,234
MarineMax, Inc.*	16,693	331,022

The accompanying notes are an integral part of the financial statements.

12

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Retail — (Continued)
Ollie’s Bargain Outlet Holdings, Inc.*	8,158	$207,376
Outerwall, Inc.	1,472	76,485
Papa John’s International, Inc.	1,043	78,048
PC Connection, Inc.	23,470	611,863
PCM, Inc.*	45,830	851,063
Popeyes Louisiana Kitchen, Inc.* .	1,059	57,747
Regis Corp.*	5,388	67,727
Ruth’s Hospitality Group, Inc.	4,378	65,495
Sonic Corp.	2,263	64,925
Stage Stores, Inc.	49,700	267,386
Texas Roadhouse, Inc.	2,804	124,133
Vitamin Shoppe, Inc.*	2,514	69,688
Wingstop, Inc.	8,124	246,076
Zumiez, Inc.*	4,251	70,992

		12,068,010

Savings & Loans — 0.8%
Astoria Financial Corp.	5,686	86,996
BofI Holding, Inc.*	3,461	74,411
Brookline Bancorp, Inc.	9,875	117,907
Dime Community Bancshares, Inc.	8,292	146,437
FS Bancorp, Inc.	8,510	238,365
Meta Financial Group, Inc.	10,270	632,118
Pacific Premier Bancorp, Inc.*	11,145	300,804
Sterling Bancorp	6,871	122,647

		1,719,685

Semiconductors — 5.0%
Advanced Micro Devices, Inc.*	69,006	510,644
Amtech Systems, Inc.*	61,790	329,959
AXT, Inc.*	125,830	537,294
Cabot Microelectronics Corp.	1,581	78,607
Cavium, Inc.*	9,011	501,717
CEVA, Inc.*	29,717	935,491
Cirrus Logic, Inc.*	3,525	178,894
Cohu, Inc.	53,570	582,306
Exar Corp.*	4,206	38,275
GigPeak, Inc.*	302,880	569,414
Himax Technologies, Inc., ADR (Cayman Islands)	43,748	464,604
Impinj, Inc.*	20,786	474,337
Kulicke & Soffa Industries, Inc.*	6,419	78,504
Magnachip Semiconductor Corp.*	116,527	1,003,297
Microsemi Corp.*	4,990	199,400
MKS Instruments, Inc.	9,788	477,067
Monolithic Power Systems, Inc.	8,050	617,596
Nanometrics, Inc.*	9,978	202,953
Power Integrations, Inc.	3,164	184,778

	Number
	of Shares	Value

Semiconductors — (Continued)
Rambus, Inc.*	3,550	$49,061
Rovi Corp.*	7,248	148,367
Rudolph Technologies, Inc.*	36,840	646,174
Semtech Corp.*	5,218	138,799
Silicon Motion Technology Corp., Class A, ADR (Cayman Islands)	19,039	961,089
Tessera Technologies, Inc.	1,105	37,062
Ultra Clean Holdings, Inc.*	106,140	771,638
Ultratech, Inc.*	2,172	54,322
Xcerra Corp.*	78,380	459,307

		11,230,956

Software — 7.0%
Amber Road, Inc.*	70,756	742,230
American Software, Inc., Class A	29,780	310,010
Apigee Corp.*	34,156	522,928
Aspen Technology, Inc.*	9,732	442,417
Blackbaud, Inc.	2,160	145,519
Bottomline Technologies de, Inc.*	2,442	56,386
BroadSoft, Inc.*	9,316	425,834
Callidus Software, Inc.*	16,887	326,257
CommVault Systems, Inc.*	8,151	420,103
Computer Programs & Systems, Inc.	1,980	51,124
Cornerstone OnDemand, Inc.*	5,591	245,557
CSG Systems International, Inc.	18,260	798,327
Ebix, Inc.	2,006	114,342
Evolent Health, Inc., Class A*	25,515	634,558
Five9, Inc.*	47,495	711,950
HubSpot, Inc.*	7,427	413,981
InnerWorkings, Inc.*	73,290	650,082
Instructure, Inc.*	31,022	742,356
Interactive Intelligence Group, Inc.*	1,446	86,543
j2 Global, Inc.	1,848	125,978
ManTech International Corp., Class A	2,301	92,132
Medidata Solutions, Inc.*	10,490	567,509
MicroStrategy, Inc., Class A*	3,956	659,821
Omnicell, Inc.*	12,658	475,688
Paycom Software, Inc.*	7,845	402,762
Press Ganey Holdings, Inc.*	10,603	427,195
Progress Software Corp.*	5,306	153,927
Proofpoint, Inc.*	11,542	888,157
PROS Holdings, Inc.*	16,676	328,184
QAD, Inc., Class A	13,177	305,311
Rackspace Hosting, Inc.*	38,220	1,202,019
SharpSpring, Inc.*	41,925	202,498

The accompanying notes are an integral part of the financial statements.

13

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)

August 31, 2016

	Number
	of Shares	Value

Software — (Continued)
Simulations Plus, Inc.	55,587	$479,160
Synchronoss Technologies, Inc.*	2,561	106,922
SYNNEX Corp.	1,652	175,393
Take-Two Interactive Software, Inc.*	13,770	598,582
Talend S.A., ADR (France)*	9,059	231,910
Twilio, Inc.,Class A*	3,941	211,316
Xactly Corp.*	18,378	256,006

		15,730,974

Storage / Warehousing — 0.0%
Mobile Mini, Inc.	2,660	79,534

Telecommunications — 3.4%
Acacia Communications, Inc.*	15,732	1,756,478
ADTRAN, Inc.	5,633	103,535
Anixter International, Inc.*	1,549	99,043
ATN International, Inc.	3,031	198,046
Calix, Inc.*	38,465	286,180
Cincinnati Bell, Inc.*	13,236	55,326
Comtech Telecommunications Corp.	5,876	75,742
General Communication, Inc., Class A*	1,159	16,110
Gigamon, Inc.*	21,205	937,261
GTT Communications, Inc.*	27,008	573,380
Iridium Communications, Inc.*	9,628	80,201
LogMeIn, Inc.	1,382	115,397
NeoPhotonics Corp.*	17,924	267,605
NETGEAR, Inc.*	2,616	149,112
NeuStar, Inc., Class A*	29,863	758,819
Oclaro, Inc.*	89,705	706,875
ORBCOMM, Inc.*	75,383	750,061
Telephone & Data Systems, Inc.	17,783	495,612
ViaSat, Inc.*	1,689	126,743
Viavi Solutions, Inc.*	23,640	183,919

		7,735,445

Textiles — 0.8%
G&K Services, Inc., Class A	693	67,450
UniFirst Corp.	13,046	1,674,976

		1,742,426

Transportation — 2.1%
Air Transport Services Group, Inc.*	105,985	1,534,663

	Number
	of Shares	Value

Transportation — (Continued)
ArcBest Corp.	3,310	$60,606
CAI International, Inc.*	61,910	493,423
Covenant Transportation Group, Inc., Class A*	8,280	159,638
Echo Global Logistics, Inc.*	8,773	226,343
Forward Air Corp.	19,002	875,612
Heartland Express, Inc.	8,734	166,208
Hub Group, Inc., Class A*	1,570	63,977
Knight Transportation, Inc.	3,275	92,027
Marten Transport Ltd.	2,931	63,222
Matson, Inc.	2,056	79,341
Old Dominion Freight Line, Inc.*	6,158	438,019
PAM Transportation Services, Inc.*	19,580	387,684
Saia, Inc.*	4,008	121,963

		4,762,726

Trucking & Leasing — 0.0%
Greenbrier Cos, Inc., (The)	3,222	109,194

Water — 0.1%
American States Water Co.	2,811	109,573
California Water Service Group	1,969	60,035

		169,608

TOTAL COMMON STOCKS (Cost $183,595,154)		217,106,196

TOTAL INVESTMENTS - 96.4% (Cost $183,595,154)		217,106,196

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.6%		7,994,549

NET ASSETS - 100.0%		$225,100,745

* Non-income producing security.
^ Amount is less than 0.5 Shares
ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

14

ALTAIR SMALLER COMPANIES FUND

Statement of Assets and Liabilities

August 31, 2016

ASSETS
Investments, at value (Cost $183,595,154)	$217,106,196
Cash	8,521,661
Receivables for:
Investments sold	1,756,823
Dividends	97,810
Capital shares sold	11,469
Prepaid expenses	7,619

Total assets	227,501,578

LIABILITIES
Payables for:
Investments purchased	1,996,791
Investment sub-advisory fees	166,503
Capital shares redeemed	77,020
Administration and accounting services fees	42,975
Transfer agent fees	16,156
Custodian fees	2,383
Other accrued expenses and liabilities	99,005

Total liabilities	2,400,833

Net Assets	$225,100,745

NET ASSETS CONSISTS OF
Par value	$20,105
Paid-in capital	203,738,049
Accumulated net investment loss	(361,526)
Accumulated net realized loss from investments	(11,806,925)
Net unrealized appreciation on investments	33,511,042

Net Assets	$225,100,745

CAPITAL SHARES:
Net Assets	$225,100,745

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	20,104,840

Net asset value, offering and redemption price per share	$11.20

The accompanying notes are an integral part of the financial statements.

15

ALTAIR SMALLER COMPANIES FUND

Statement of Operations

For The Year Ended August 31, 2016

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $ 4,355)	$1,819,557

Total investment income	1,819,557

EXPENSES
Sub-Advisory fees (Note 2)	1,730,452
Administration and accounting services fees (Note 2)	203,838
Custodian fees (Note 2)	139,336
Transfer agent fees (Note 2)	71,328
Printing and shareholder reporting fees	51,525
Registration and filing fees	37,130
Legal fees	33,087
Audit fees	22,554
Directors’ and officers’ fees	30,491
Other expenses	33,093

Total expenses	2,352,834

Net investment loss	(533,277)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(9,320,847)
Foreign currency transactions	41
Net change in unrealized appreciation/(depreciation) on:
Investments	22,883,190
Foreign currency translation	(42)

Net realized and unrealized gain on investments	13,562,342

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,029,065

The accompanying notes are an integral part of the financial statements.

16

ALTAIR SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	August 31, 2016	August 31, 2015(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(533,277)	$(673,104)
Net realized loss from investments	(9,320,806)	(2,483,676)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	22,883,148	10,627,894

Net increase in net assets resulting from operations	13,029,065	7,471,114

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains:	(2,013)	—

Net decrease in net assets from dividends and distributions to shareholders	(2,013)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,542,077	213,199,410
Reinvestment of distributions	1,857	—
Shares redeemed	(17,404,584)	(7,736,181)

Net increase/(decrease) in net assets from capital share transactions	(860,650)	205,463,229

Total increase in net assets	12,166,402	212,934,343

NET ASSETS
Beginning of period	212,934,343	—

End of period	$225,100,745	$212,934,343

Accumulated net investment loss, end of period	$(361,526)	$(606,391)

SHARE TRANSACTIONS:
Shares sold	1,675,389	20,816,801
Shares reinvested	180	—
Shares redeemed	(1,680,779)	(706,751)

Net increase/(decrease) in shares	(5,210)	20,110,050

(1)	The Fund commenced operations on October 21, 2014.

The accompanying notes are an integral part of the financial statements.

17

ALTAIR SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative period. This information has been derived from information provided in the financial statements.

	For the Year	For the Period
	Ended	October 21, 2014(1)
	August 31, 2016	to August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.59	$10.00

Net investment loss(2)	(0.03)	(0.04)
Net realized and unrealized gain from investments	0.64	0.63

Net increase in net assets resulting from operations	0.61	0.59

Dividends and distributions to shareholders from:
Net realized gains	— (3)	—

Total dividends and distributions to shareholders	—	—

Net asset value, end of period	$11.20	$10.59

Total investment return(4)	5.76%	5.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,101	$212,934
Ratio of expenses to average net assets	1.15%	1.15	%(6)
Ratio of net investment loss to average net assets	(0.26)%	(0.41	)%(6)
Portfolio turnover rate	101%	95	%(5)

(1)	Commencement of operations.
(2)	Calculated based on average shares outstanding for the period.
(3)	Amount represent less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

18

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Altair Smaller Companies Fund (the “Fund”), which commenced operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation– The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2016

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value	Quoted	Observable	Unobservable
	at August 31, 2016	Price	Inputs	Inputs
Investments in Securities*	$217,106,196	$217,106,196	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund

20

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2016

family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains (including net short-term capital gains), if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Altair Advisers LLC (“Altair” or the “Adviser”) serves as the Fund’s investment adviser. Aperio Group, LLC, Driehaus Capital Management LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital LLC and River Road Asset Management, LLC each serves as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Company’s Board of Directors (the “Board”). The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser. However, in no event will the total sub-advisory fees exceed the annual rate of 1.00% of the Fund’s average daily net assets. For the year ended August 31, 2016, collectively, the Sub-Advisers earned fees of $1,730,452 or an annualized rate of 0.84%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

21

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2016

The Adviser had previously contractually agreed to reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeded 1.35% of the average daily net assets of the Fund. In determining the Adviser’s obligation to reimburse expenses, the following expenses were not taken into account: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes. This contractual limitation was in effect until October 20, 2015 and is no longer in effect. For the year ended August 31, 2016, the Adviser earned no fees and did not waive or reimburse any fees.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the year ended August 31, 2016 was $15,794. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $14,684 in officer fees.

4. Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$201,720,957	$204,310,496

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

22

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2016

Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$184,799,178

Gross unrealized appreciation	$41,545,888
Gross unrealized depreciation	(9,238,870)

Net unrealized appreciation	$32,307,018

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to disallowed expenses and current year write-off of net operating loss, were reclassified among the following accounts:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Gain/(Loss)	Capital
$778,142	$(435)	$(777,707)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Net Unrealized	Qualified Late-Year
Ordinary Income	Long-Term Gains	Carryforwards	Appreciation	Losses
$—	$—	$(2,109,700)	$32,307,018	$(8,854,727)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

There was a $2,013 long-term capital gains distributions paid during the year ended August 31, 2016.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the fiscal year ended August 31, 2016, the Fund deferred to September 1, 2016, the following losses:

Late-Year	Short-Term	Long-Term
Ordinary	Capital	Capital
Loss Deferral	Loss Deferral	Loss Deferral
$329,924	$8,524,803	$—

23

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Concluded)

August 31, 2016

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Fund had capital loss carryforwards of $2,109,700.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund.

24

ALTAIR SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Altair Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Altair Smaller Companies Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the for the period October 21, 2014 (commencement of operations) through August 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 26, 2016

25

ALTAIR SMALLER COMPANIES FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. During the fiscal year ended August 31, 2016, the Fund did not pay ordinary income dividends nor long-term capital gain dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ALTAIR SMALLER COMPANIES FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, Driehaus Capital Management LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (the “Sub-Advisory Agreements”), at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund and the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund.

27

ALTAIR SMALLER COMPANIES FUND

Other Information (Concluded)

(Unaudited)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the one-year period ended March 31, 2016. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Group for the one-year period ended December 31, 2015.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of Fund trading, up to 0.01%. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements. The Directors also considered that the total fees of the Fund were in the 5th quintile of its Lipper peer group.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services provided by Altair and Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2017.

28

ALTAIR SMALLER COMPANIES FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/ brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

29

ALTAIR SMALLER COMPANIES FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 85	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

INTERESTED DIRECTOR [2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

30

ALTAIR SMALLER COMPANIES FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

31

ALTAIR SMALLER COMPANIES FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE ALTAIR SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information may include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Altair Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Altair Smaller Companies Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

32

ALTAIR SMALLER COMPANIES FUND

Privacy Notice

(Unaudited)

What we do
How does the Altair Smaller	To protect your personal information from unauthorized access and use, we
Companies Fund protect my	use security measures that comply with federal law. These measures
personal information?	include computer safeguards and secured files and buildings.
How does the Altair Smaller	We collect your personal information, for example, when you
Companies Fund collect my	• open an account
personal information?	• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Altair Advisers LLC, the investment adviser to the Altair Smaller Companies Fund.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Altair Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•  Altair Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

33

Investment Adviser

Altair Advisers LLC

303 West Madison Street, Suite 600

Chicago, IL 60606

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

ALT-AR16

BOGLE INVESTMENT MANAGEMENT

SMALL CAP

GROWTH FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Fellow Shareholder:

For the fiscal year ended August 31, 2016, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) Investor Class of shares returned +4.29% and the Institutional Class of shares returned +4.37%, both net of fees, underperforming the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned +8.59%. The Fund’s periodic returns and returns since inception are shown in the charts on pages five and six (returns are calculated as the growth of the dollar value of a minimum investment made at the inception of the Fund, compared to the same investment in the Benchmark). The following sections of this letter will provide background on the market environment, performance attribution, Fund characteristics as of its fiscal year end, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. small cap equity markets, as measured by the Benchmark, delivered positive performance for the fiscal year, despite a -20% drawdown from December 2015 through mid-February 2016. Markets were fairly volatile to begin the fiscal year, with the Benchmark down almost -5% in September 2015 before a strong rebound from October through November. From December 2015 through mid-February 2016, the Benchmark lost more than -20% of its value with a weakening economic outlook in the United States dominating the headlines. Sentiment changed in mid-February as worries of slowing growth abated with the release of surprisingly healthy employment indicators. The Benchmark then began a fairly steady climb that continued for the rest of the fiscal year, recovering earlier losses and ending the fiscal year up more than +8%. The market rally was encouraged by dovish commentary from the U.S. Federal Reserve hinting that interest rates might remain lower for longer. Although markets initially dropped steeply on the surprising news of the U.K. referendum results in favor of “Brexit,” the Benchmark rallied strongly to erase losses in the ensuing days and continued to rise quite steadily through the end of the fiscal year.

Amid greater market volatility that characterized the first half of the fiscal year, investors tended to favor more stable large cap stocks over more volatile small cap stocks. Preferences changed as the market started to rally in February with small cap stocks topping large for most of the rest of the fiscal year. Overall, large cap stocks still outperformed small cap stocks for the fiscal year with the Russell 1000® Index of large cap stocks, outperforming the Russell 2000® Index of small cap stocks (up +11.69% versus +8.59%). For the fiscal year, investors showed a preference for value over growth as the Russell 2000® Value Index outperformed the Russell 2000® Growth Index by over ten percentage points (up +13.80% versus +3.55%). Despite episodic market volatility, for the fiscal year overall the volatilities of the Fund and the Benchmark were below their longer-term measures. This low volatility environment, indicative of investor complacency, was reflected by the VIX® Index of implied, expected market volatility, which spent much of 2016 near historic lows.

Performance Attribution. We delivered disappointing results in our management of the Fund during fiscal year 2016. The Fund’s Investor Class of shares underperformed the Benchmark by -4.30%, net of all fees, and the Institutional Class of shares underperformed by -4.22%, net of all fees. Because the Fund holds very little cash and does not tend to have large active sector bets, the majority of our performance relative to Benchmark is typically attributed to “stock selection.” Last year was unusual in that one of our factor exposures, our exposure to companies with expected earnings growth rates that are higher than the Benchmark, played a larger role, if only slightly, than stock selection. In rough terms they each contributed approximately -2% to our underperformance.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

1

The Fund’s relative performance in comparison to the Benchmark was fairly volatile over the fiscal year. From the start of the fiscal year through January 2016, the Fund underperformed the Benchmark by approximately -4%. Over the next three months, the Fund performed strongly, but struggled again over the final four months of the fiscal year to finish more than -4% behind the Benchmark. Specific stocks with large negative contributions were NewLink Genetics Corp., NLNK, Community Health Systems Inc., CYH and Skechers USA, Inc., SKX. Stocks with positive contributions include Coeur Mining, Inc., CDE, EZCORP, Inc., EZPW, and Cash America International, Inc., CSH.

In addition to stock selection and common factor exposures, we also evaluate the effectiveness of individual components, or models, that form our investment process. The investment process combines insights derived from a rigorous and systematic analysis of fundamental financial data with distinctly different signals that measure non-fundamental, often shorter-term data. As we’ve described previously, this combination of signals can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics whose appeal hasn’t yet been fully appreciated by the market, and secondarily, by opportunistically trading into or out of these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than on broader macroeconomic themes that tend to result in investors moving into or out of groups or portfolios of stocks in unison. During these environments, our non-fundamental signals are designed to try to add value by finding both a greater number of opportunities from, and greater likelihood of investment success with, short-term price movements caused by structurally-driven trading. Consistent with model tendencies, different models contributed at different time periods during the fiscal year. The fundamental models were effective at adding value as the markets calmed after the spikes of volatility and prices began to better reflect individual stocks’ longer-term characteristics. Within the fundamental model, the Fund’s exposure to stocks that exhibited better potential for earnings growth relative to peers detracted the most as investors favored more value oriented stocks over the period. Our non-fundamental models contributed positively when market volatility spiked up and the models found trading opportunities to be rewarded for providing liquidity to aggressive traders, but the contributions from these opportunities, in aggregate, were insufficient to overcome the negative contributions from other parts of the model.

This is our second consecutive year of underperforming the Benchmark, and the cumulative amount by which we’ve underperformed is the second worst we’ve experienced (the worst being summer 2007 through fall 2008). As we’ve said in the past, during these difficult periods the best thing we can do is usually nothing. (Or as we like to say — “Don’t just do something, stand there!”) While the temptation to make changes to the investment process is greatest during periods of poor performance, our experience has confirmed that it’s better to wait for a rebound. Often times, poor performance is caused and, moreover, worsened, by the selling pressure of other investors who give up on their convictions because they lack the emotional fortitude to stick it out. Joining them only lessens the opportunity to earn back our performance. As such, we tend to make the most significant model changes when performance has been strong, not weak. While our investment process is designed with an objective of providing consistent excess returns compared to our Benchmark, we have enough experience and perspective to know that we are going to experience bouts of underperformance. In the past, market conditions unfavorable to our investment approach have always proven to be temporary, providing good opportunities to earn compelling returns when conditions become more favorable. This is not to suggest we are sitting on our hands when times are tough. To the contrary, our research program continues to uncover and evaluate new ideas, some of which will ultimately make their way into our models (most do not) after a long and rigorous testing and evaluation period.

2

Fund Characteristics. As of the end of the 2016 fiscal year, the Fund held 207 stocks, with the largest position representing 1.70% of net assets. As shown in the table to the right, the Fund looks similar to its investable universe across a variety of fundamental characteristics. As of August 31, 2016, the Fund’s median market capitalization was smaller than its investable universe. The Fund’s median price-to-sales ratio was also below its investable universe, reflecting the influence of our relative valuation model.

The Fund’s annualized active volatility (the variability of the difference between Fund and Benchmark performance, also called “tracking error”) was 7.3% in the fiscal year ended August 31, 2016, slightly above the Fund’s since inception measure of 6.8%. The Fund’s beta with the Benchmark, at approximately 1.15, was also slightly higher than its long-term average.

Self-Assessment. Each year we try to take a hard, objective look at how well we have performed for you, both in investment results and the quality of service the Fund’s operations team provides. We deserve a poor mark for our fiscal 2016 investment performance, as we underperformed the Benchmark for a second consecutive year. While we have provided an

FUNDAMENTAL CHARACTERISTICS AUGUST 31, 2016
Median	BOGLX*	Investable Universe
Market Cap ($mil.)	$1,447	$3,639
Price/Historical Earnings	21.0x	22.2x
Price/Forward Earnings	17.6x	19.4x
Price/Sales	1.8x	2.1x
* The Fund’s Investor Shares. Median characteristics refer to the Fund’s holdings, not the Fund itself.

RISK STATISTICS* FISCAL YEAR PERIOD
Measurement	BOGLX	Russell 2000® Index
Standard Deviation	23.1%	19.2%
Active Volatility	7.3%
Beta with Russell 2000® Index	1.15
* Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

attribution for poor performance, we make no excuses. As a firm we exist to do one thing — to beat the market. If we didn’t have a strong conviction that we could beat the market, we’d return your investment capital (and our own — we have almost all of our own investment capital in our own funds) and pack up and go home. We have an experienced team of professionals who’ve worked together for many years, we focus on one core investment approach, and we strictly control the amount of capital we’ll accept to limit the erosion of our investment insights that inevitably comes from an asset base that’s too large. We believe we have all the most important elements required to deliver attractive long-term returns. We hope that our perspective and confidence in our ability to add value for you, our fellow shareholders, is helpful in instilling in you that same level of confidence.

Long-term performance remains strong — as of the end of this fiscal year, the Fund has beaten the Benchmark by approximately 2.9%, per year, since the inception of the Fund almost 17 years ago (the Fund has returned +10.8% per year compared with the Benchmark’s return of +7.9% per year). These results translate to a cumulative net return of +465% for the Fund’s Investor Class of shares, compared with the +263% cumulative return of the Benchmark.

While investment results are the focus of your investor experience with us, our shareholder and investor services are important as well. We continue to work with BNY Mellon Investment Servicing (US) Inc., giving them feedback that we have received from you as well as feedback from us directly based on our own experiences as fellow shareholders. We continue to encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2016, net assets in the Fund were $129 million. Our investment team remains unchanged; the same five analysts we have always had continue to work together coming up with new ideas for improving our investment process. We appreciate you staying the course with your investments during this recent period of difficult performance. We remain confident that our investment models will again rebound, hopefully soon and strongly, and that you will be rewarded for your patience and long-term perspective.

3

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. Net asset values are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.

Management Office: 781-283-5000

Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses (excluding certain items) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratios for the Institutional Class and Investor Class, prior to fee waivers, as stated in the current prospectus dated December 31, 2015, are 1.35% and 1.45%, respectively.

The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index as ranked by total market capitalization. A direct investment in the index is not possible. The Russell® Indexes are a trademark of the Frank Russell Company (“FRC”). FRC is the owner of the copyrights relating to the Russell Indexes and is the source of the Performance Values for the Russell Indexes.

Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for long periods of time.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2015, is 1.35% for the Institutional Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $1,000,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Adviser waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2016.

5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2015, is 1.45% for the Investor Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $10,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Adviser waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2016.

6

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2016	ENDING ACCOUNT VALUE AUGUST 31, 2016	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,188.40	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

	INVESTOR CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2016	ENDING ACCOUNT VALUE AUGUST 31, 2016	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,188.00	$7.42
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.85

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total investment return for each class of 18.84% for the Institutional Class and 18.80% for the Investor Class.

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BOGLE INVESTMENT MANAGEMENT

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PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2016

(UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

SECURITY TYPE & SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

COMMON STOCKS:
Finance	23.4%	$30,291,738
Electronic Technology	11.1	14,345,507
Health Technology	10.4	13,432,049
Technology Services	8.1	10,516,365
Producer Manufacturing	7.2	9,355,022
Process Industries	6.7	8,627,860
Consumer Durables	5.7	7,350,058
Consumer Services	4.5	5,771,676
Retail Trade	4.0	5,180,381
Health Services	4.0	5,159,894
Commercial Services	3.1	4,061,699
Non-Energy Minerals	2.6	3,313,969
Energy Minerals	1.8	2,346,730
Distribution Services	1.7	2,189,588
Consumer Non-Durables	1.3	1,744,633
Transportation	1.1	1,436,964
Communications	0.7	941,107
Utilities	0.3	384,270
Industrial Services	0.1	107,132
SHORT-TERM INVESTMENT	2.1	2,683,516
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	170,963

NET ASSETS	100.0%	$129,411,121

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS

AUGUST 31, 2016

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.8%
COMMERCIAL SERVICES—3.1%
Bankrate, Inc. *	22,850	$179,144
Civeo Corp. *	87,157	100,231
Ennis, Inc.	13,891	230,313
Etsy, Inc. *	25,546	343,849
Groupon, Inc. *	178,825	953,137
KAR Auction Services, Inc.	23,349	987,196
Quad/Graphics, Inc.	3,457	93,650
Realogy Holdings Corp.	38,266	1,027,059
RetailMeNot, Inc. *	13,008	147,120

		4,061,699

COMMUNICATIONS—0.7%
ShoreTel, Inc. *	117,345	941,107

CONSUMER DURABLES—5.7%
CLARCOR, Inc.	11,014	721,087
Fitbit, Inc., Class A *	66,036	1,022,237
HRG Group, Inc. *	52,781	853,469
iRobot Corp. *	32,309	1,287,837
Leggett & Platt, Inc.	15,892	834,012
Libbey, Inc.	21,236	376,514
Scientific Games Corp., Class A *	137,869	1,137,419
Universal Electronics, Inc. *	15,095	1,117,483

		7,350,058

CONSUMER NON-DURABLES—1.3%
Central Garden & Pet Co. *	13,879	356,413
Central Garden & Pet Co., Class A *	22,022	534,034
Leucadia National Corp.	44,605	854,186

		1,744,633

CONSUMER SERVICES—4.5%
American Public Education, Inc. *	1,802	37,247
Ascent Capital Group, Inc., Class A *	7,318	169,851
H&R Block, Inc.	37,470	811,600
International Game Technology PLC	45,236	1,032,738
K12, Inc. *	23,818	284,625
Liberty TripAdvisor Holdings, Inc., Class A *	54,652	1,137,308
MoneyGram International, Inc. *	60,296	438,352
New Oriental Education & Technology Group, Inc., SP ADR *	21,233	838,279

	NUMBER OF SHARES	VALUE
CONSUMER SERVICES—(CONTINUED)
Pinnacle Entertainment, Inc. *	8,743	$105,266
Service Corp. International	34,660	916,410

		5,771,676

DISTRIBUTION SERVICES—1.7%
HD Supply Holdings, Inc. *	24,977	901,919
MRC Global, Inc. *	85,311	1,251,512
US Foods Holding Corp. *	1,491	36,157

		2,189,588

ELECTRONIC TECHNOLOGY—11.1%
Alpha & Omega Semiconductor Ltd. *	3,637	76,632
Amkor Technology, Inc. *	151,978	1,383,000
Brooks Automation, Inc.	8,844	111,523
Cirrus Logic, Inc. *	20,469	1,038,802
Eastman Kodak Co. *	26,026	403,143
Entegris, Inc. *	61,583	1,049,374
Exar Corp. *	10,617	96,615
Fabrinet *	5,723	222,167
FARO Technologies, Inc. *	8,586	279,904
Finisar Corp. *	60,715	1,285,944
Kulicke & Soffa Industries, Inc. *	1,276	15,605
MaxLinear, Inc., Class A *	61,552	1,179,952
Nanometrics, Inc. *	8,426	171,385
Orbotech Ltd. *	44,079	1,259,778
Qorvo, Inc. *	829	47,609
Rudolph Technologies, Inc. *	6,327	110,976
Silicon Laboratories, Inc. *	21,571	1,236,018
Silicon Motion Technology Corp., ADR	17,061	861,239
Siliconware Precision Industries Co. Ltd., SP ADR	24,361	179,297
Sonus Networks, Inc. *	131,093	1,130,022
SunEdison Semiconductor Ltd. *	2,117	24,324
Synaptics, Inc. *	1,535	87,449
Teradyne, Inc.	47,510	1,000,561
Ultratech, Inc. *	43,750	1,094,188

		14,345,507

ENERGY MINERALS—1.8%
Enerplus Corp.	11,952	83,186
QEP Resources, Inc.	52,053	994,212
Resolute Energy Corp. *	75,064	1,269,332

		2,346,730

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

	NUMBER OF SHARES	VALUE
FINANCE—23.4%
Ambac Financial Group, Inc. *	60,068	$1,089,634
Assurant, Inc.	10,956	981,110
Assured Guaranty Ltd.	37,189	1,032,739
Banco Latinoamericano de Comercio Exterior SA, Class E	23,152	668,861
Cardinal Financial Corp.	9,799	263,103
Cash America International, Inc.	1,172	51,017
CenterState Banks, Inc.	16,388	294,656
Central Pacific Financial Corp.	46,107	1,179,878
East West Bancorp, Inc.	27,552	1,023,281
Enova International, Inc. *	31,366	300,800
Essent Group Ltd. *	41,062	1,091,428
EZCORP, Inc., Class A *	211,988	2,194,076
First BanCorp Puerto Rico *	268,389	1,315,106
First Citizens BancShares, Inc., Class A	3,745	1,066,988
First Defiance Financial Corp.	12,782	581,453
First Horizon National Corp.	49,402	759,803
First Interstate BancSystem, Inc., Class A	3,659	112,478
First Midwest Bancorp, Inc.	13,648	267,091
Flagstar Bancorp, Inc. *	4,010	112,601
FNFV Group *	38,277	493,391
Genworth Financial, Inc., Class A *	320,611	1,516,490
Great Western Bancorp, Inc.	33,420	1,144,301
Green Dot Corp., Class A *	13,319	309,001
Hanmi Financial Corp.	43,601	1,143,654
Heartland Financial USA, Inc.	27,287	991,064
Herc Holdings, Inc. *	13,145	444,432
Heritage Insurance Holdings, Inc.	11,347	155,681
Hertz Global Holdings, Inc. *	25,234	1,243,027
Hilltop Holdings, Inc. *	32,273	730,661
Investors Bancorp, Inc.	85,347	1,045,501
KCG Holdings, Inc., Class A *	2,170	31,357
LegacyTexas Financial Group, Inc.	21,995	667,108
McGrath RentCorp	38,239	1,222,501
OFG Bancorp	62,123	677,762
Pacific Premier Bancorp, Inc. *	19,988	539,476
Popular, Inc.	33,508	1,317,199
Union Bankshares Corp.	41,906	1,166,244

	NUMBER OF SHARES	VALUE
FINANCE—(CONTINUED)
Virtu Financial, Inc., Class A	38,213	$623,254
Xinyuan Real Estate Co., Ltd., ADR	72,591	443,531

		30,291,738

HEALTH SERVICES—4.0%
Alliance HealthCare Services, Inc. *	10,101	63,636
Community Health Systems, Inc. *	93,288	996,316
HMS Holdings Corp. *	66,617	1,452,917
INC Research Holdings, Inc., Class A *	24,572	1,072,076
Quorum Health Corp. *	77,382	475,899
WellCare Health Plans, Inc. *	9,752	1,099,050

		5,159,894

HEALTH TECHNOLOGY—10.4%
Accuray, Inc. *	67,423	359,365
Aegerion Pharmaceuticals, Inc. *	2,482	4,046
Bio-Techne Corp.	5,338	562,358
BioTelemetry, Inc. *	13,073	241,458
Cardiovascular Systems, Inc. *	1,190	29,119
Cepheid, Inc. *	30,978	1,063,165
Chimerix, Inc. *	32,517	156,407
China Biologic Products, Inc. *	9,323	1,025,903
Cynosure, Inc., Class A *	6,502	338,689
Emergent BioSolutions, Inc. *	31,901	850,162
Enanta Pharmaceuticals, Inc. *	5,356	117,778
Five Prime Therapeutics, Inc. *	26,952	1,185,349
Foundation Medicine, Inc. *	7,997	164,098
Genomic Health, Inc. *	37,962	1,004,854
Glaukos Corp. *	37,851	1,129,474
Haemonetics Corp. *	32,129	1,193,914
Heska Corp. *	3,502	191,104
Infinity Pharmaceuticals, Inc. *	480	730
Lexicon Pharmaceuticals, Inc. *	27,668	384,032
Masimo Corp. *	561	33,178
Merit Medical Systems, Inc. *	13,003	315,193
Minerva Neurosciences, Inc. *	1,512	18,477
Natus Medical, Inc. *	13,015	506,414
NewLink Genetics Corp. *	16,297	165,903
Nuvectra Corp. *	4,332	29,674
OraSure Technologies, Inc. *	104,486	895,445

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

	NUMBER OF SHARES	VALUE
HEALTH TECHNOLOGY—(CONTINUED)
Orthofix International N.V. *	17,551	$791,726
Rigel Pharmaceuticals, Inc. *	33,661	113,438
Spectrum Pharmaceuticals, Inc. *	254	1,349
Supernus Pharmaceuticals, Inc. *	19,850	424,393
Syneron Medical Ltd. *	8,504	55,786
Xencor, Inc. *	3,742	79,068

		13,432,049

INDUSTRIAL SERVICES—0.1%
CARBO Ceramics, Inc.	8,550	107,132

NON-ENERGY MINERALS—2.6%
Coeur Mining, Inc. *	131,497	1,675,272
Gerdau SA, SP ADR	143,221	395,290
Gold Resource Corp.	35,971	187,769
Richmont Mines, Inc. *	9,902	83,078
Silver Standard Resources, Inc. *	44,847	525,607
Ternium SA, SP ADR	6,248	124,960
Universal Forest Products, Inc.	2,950	321,993

		3,313,969

PROCESS INDUSTRIES—6.7%
Avery Dennison Corp.	10,744	832,015
Cabot Corp.	21,236	1,058,827
Cabot Microelectronics Corp.	22,429	1,115,170
Chemours Co., (The)	80,869	1,066,662
Cosan Ltd., Class A	167,494	1,179,158
Lydall, Inc. *	884	42,467
Stepan Co.	17,161	1,205,732
Trinseo SA	24,986	1,445,690
Tronox Ltd., Class A	74,714	682,139

		8,627,860

PRODUCER MANUFACTURING—7.2%
ACCO Brands Corp. *	3,244	32,440
Allison Transmission Holdings, Inc.	4,099	113,706
Altra Industrial Motion Corp.	8,970	252,954
Astec Industries, Inc.	11,469	674,255
Carlisle Cos., Inc.	7,888	827,136
Chart Industries, Inc. *	36,296	1,093,236
Continental Building Products, Inc. *	49,199	1,092,710
Cooper-Standard Holding, Inc. *	1,300	128,765
Energy Recovery, Inc. *	6,029	72,830
Franklin Electric Co., Inc.	6,153	235,352
Gibraltar Industries, Inc. *	1,326	50,600

	NUMBER OF SHARES	VALUE
PRODUCER MANUFACTURING—(CONTINUED)
Hubbell, Inc.	7,988	$865,180
ITT, Inc.	2,000	72,360
Knoll, Inc.	26,884	711,351
NCI Building Systems, Inc. *	52,742	798,514
Rexnord Corp. *	44,278	978,987
Spartan Motors, Inc.	3,979	39,233
SPX FLOW, Inc. *	40,979	1,205,192
Superior Industries International, Inc.	1,996	58,104
Supreme Industries, Inc., Class A	3,023	52,117

		9,355,022

RETAIL TRADE—4.0%
Barnes & Noble Education, Inc. *	14,875	166,451
Burlington Stores, Inc. *	11,441	929,238
Finish Line, Inc., (The), Class A	47,424	1,141,496
FTD Cos., Inc. *	47,645	1,119,658
Murphy USA, Inc. *	14,716	1,076,034
Tailored Brands, Inc.	56,715	747,504

		5,180,381

TECHNOLOGY SERVICES—8.1%
Apigee Corp. *	3,129	47,905
Barracuda Networks, Inc. *	3,544	82,221
Box, Inc., Class A *	82,873	1,138,675
ChannelAdvisor Corp. *	22,241	276,900
CSRA, Inc.	2,559	64,973
DHI Group, Inc. *	14,782	114,413
EarthLink Holdings Corp.	36,682	233,664
Hortonworks, Inc. *	19,185	152,904
Intralinks Holdings, Inc. *	7,170	68,402
LogMeIn, Inc.	13,317	1,111,970
MeetMe, Inc. *	175,251	1,009,446
MINDBODY, Inc., Class A *	60,767	1,054,307
Monotype Imaging Holdings, Inc.	15,598	329,118
Nuance Communications, Inc. *	68,515	998,949
Progress Software Corp. *	14,941	433,438
Qualys, Inc. *	31,819	1,094,574
Rubicon Project, Inc., (The) *	68,668	583,678
Shutterfly, Inc. *	2,006	100,741
TriNet Group, Inc. *	25,187	528,927
Unisys Corp. *	37,700	380,770
Web.com Group, Inc. *	32,166	561,618
Xactly Corp. *	10,680	148,772

		10,516,365

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2016

	NUMBER OF SHARES	VALUE
TRANSPORTATION—1.1%
JetBlue Airways Corp. *	7,400	$118,030
Landstar System, Inc.	15,280	1,057,834
YRC Worldwide, Inc. *	22,528	261,100

		1,436,964

UTILITIES—0.3%
Pampa Energia SA, SP ADR *	15,334	384,270

TOTAL COMMON STOCKS (Cost $121,801,313)		126,556,642

SHORT-TERM INVESTMENT—2.1%
Dreyfus Cash Management, Institutional Shares	2,683,516	2,683,516

TOTAL SHORT-TERM INVESTMENT (Cost $2,683,516)		2,683,516

TOTAL INVESTMENTS—99.9% (Cost $124,484,829)		129,240,158

OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%		170,963

NET ASSETS—100.0%		$129,411,121

* Non-income producing.

ADR—American Depository Receipt.

PLC—Public Limited Company.

SP ADR—Sponsored American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

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SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

ASSETS
Investments, at value (cost $124,484,829)	$129,240,158
Receivables for:
Investments sold	11,449,910
Capital shares sold	23,842
Dividends and interest	78,572
Prepaid expenses and other assets	15,836

Total assets	140,808,318

LIABILITIES
Payables for:
Investments purchased	11,128,707
Investment advisory fees and shareholder servicing fees	109,954
Capital shares redeemed	40,039
Other accrued expenses and liabilities	118,497

Total liabilities	11,397,197

Net assets	$129,411,121

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$4,859
Paid-in capital	133,644,921
Accumulated net investment loss	(418,917)
Accumulated net realized loss from investments	(8,575,071)
Net unrealized appreciation on investments	4,755,329

Net assets	$129,411,121

INSTITUTIONAL CLASS
Net assets	$57,179,851

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,117,861

Net asset value, offering and redemption price per share	$27.00

INVESTOR CLASS
Net assets	$72,231,270

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,741,395

Net asset value, offering and redemption price per share	$26.35

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $15,222)	$1,079,494

Total investment income	1,079,494

EXPENSES
Advisory fees (Note 2)	1,445,851
Administration and accounting fees (Note 2)	219,561
Transfer agent fees (Note 2)	170,330
Shareholder servicing fees (Investor Class) (Note 2)	76,299
Professional fees	50,074
Registration and filing fees	44,417
Custodian fees (Note 2)	44,331
Printing and shareholder reporting fees	43,306
Directors’ and officers’ fees	27,700
Insurance fees	11,437
Other expenses	3,323

Total expenses before waivers	2,136,629
Less: waivers	(253,016)

Net expenses after waivers	1,883,613

Net investment loss	(804,119)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized loss from investments	(7,938,156)
Net change in unrealized appreciation/(depreciation) on investments	12,424,986

Net realized and unrealized gain on investments	4,486,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,682,711

The accompanying notes are an integral part of the financial statements.

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SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(804,119)	$(1,188,653)
Net realized gain/(loss) from investments	(7,938,156)	26,788,339
Net change in unrealized appreciation/(depreciation) on investments	12,424,986	(46,136,365)

Net increase/(decrease) in net assets resulting from operations	3,682,711	(20,536,679)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains
Institutional Class	(10,939,694)	(13,849,300)
Investor Class	(11,919,482)	(13,815,545)

Net decrease in net assets from dividends and distributions to shareholders	(22,859,176)	(27,664,845)

DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from shares sold	6,165,268	19,079,419
Reinvestment of distributions	10,728,856	13,556,406
Distributions for shares redeemed	(38,278,961)	(38,571,504)

Total from Institutional Class	(21,384,837)	(5,935,679)
Investor Class
Proceeds from shares sold	3,273,217	19,241,414
Reinvestment of distributions	11,325,577	13,118,025
Distributions for shares redeemed	(24,893,410)	(32,546,993)

Total from Investor Class	(10,294,616)	(187,554)

Net decrease in net assets from capital share transactions	(31,679,453)	(6,123,233)

Total decrease in net assets	(50,855,918)	(54,324,757)
NET ASSETS:
Beginning of year	180,267,039	234,591,796

End of year	$129,411,121	$180,267,039

Accumulated net investment loss, end of year	$(418,917)	$(411,281)

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
DECREASE IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Institutional Class
Shares sold	245,541	585,082
Shares reinvested	419,916	437,753
Shares redeemed	(1,484,001)	(1,183,973)

Total from Institutional Class	(818,544)	(161,138)

Investor Class
Shares sold	134,056	586,070
Shares reinvested	453,931	431,968
Shares redeemed	(981,899)	(998,233)

Total from Investor Class	(393,912)	19,805

Total decrease in shares outstanding derived from share transactions	(1,212,456)	(141,333)

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INSTITUTIONAL CLASS
	FOR THE YEAR ENDED 8/31/16	FOR THE YEAR ENDED 8/31/15	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$30.00	$38.07	$29.49	$21.76	$19.38

Net investment income/(loss)*	(0.13)	(0.18)	(0.23)	0.10	(0.04)
Net realized and unrealized gain/(loss) from investments	1.21	(3.09)	8.87	7.63	2.42

Net increase/(decrease) in net assets resulting from operations	1.08	(3.27)	8.64	7.73	2.38

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.06)	—	—
Net realized capital gain	(4.08)	(4.80)	—	—	—

Total dividends and distributions to shareholders	(4.08)	(4.80)	(0.06)	—	—

Net asset value, end of year	$27.00	$30.00	$38.07	$29.49	$21.76

Total investment return(1)	4.37%	(8.99)%	29.34%	35.52%	12.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$57,180	$88,086	$117,923	$98,898	$48,526
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements(2)	1.42%	1.35%	1.32%	1.39%	1.51%
Ratio of net investment income/(loss) to average net assets	(0.50)%	(0.53)%	(0.66)%	0.37%	(0.21)%
Portfolio turnover rate	380.45%	196.15%	175.06%	237.59%	288.88%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INVESTOR CLASS
	FOR THE YEAR ENDED 8/31/16	FOR THE YEAR ENDED 8/31/15	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$29.40	$37.45	$29.00	$21.42	$19.10

Net investment income/(loss)*	(0.15)	(0.21)	(0.26)	0.07	(0.07)
Net realized and unrealized gain/(loss) from investments	1.18	(3.04)	8.74	7.51	2.39

Net increase/(decrease) in net assets resulting from operations	1.03	(3.25)	8.48	7.58	2.32

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.03)	—	—
Net realized capital gain	(4.08)	(4.80)	—	—	—

Total dividends and distributions to shareholders	(4.08)	(4.80)	(0.03)	—	—

Net asset value, end of year	$26.35	$29.40	$37.45	$29.00	$21.42

Total investment return(1)	4.29%	(9.09)%	29.28%	35.39%	12.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$72,231	$92,181	$116,669	$77,584	$58,011
Ratio of expenses to average net assets with waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements(2)	1.52%	1.45%	1.43%	1.49%	1.60%
Ratio of net investment income/(loss) to average net assets	(0.60)%	(0.63)%	(0.76)%	0.27%	(0.36)%
Portfolio turnover rate	380.45%	196.15%	175.06%	237.59%	288.88%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of August 31, 2016, the Fund offers two classes of shares, Institutional Class and Investor Class.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
TOTAL INVESTMENTS*	$129,240,158	$129,240,158	$ —	$ —

*	See Portfolio of Investments for detail on portfolio holdings.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund that require disclosure.

USE OF ESTIMATES — The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund’s net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	INVESTMENT ADVISER AND OTHER SERVICES

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed 1.25% and 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board. The Adviser may discontinue these arrangements at any time after December 31, 2016.

The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2016, investment advisory fees and waivers of the Fund were as follows:

GROSS ADVISORY FEES	WAIVERS	NET ADVISORY FEES
$1,445,851	$234,943	$1,210,908

The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

In addition to serving as the Fund’s investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2016, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION AND ACCOUNTING FEES	WAIVERS	NET ADMINISTRATION AND ACCOUNTING FEES
$219,561	$18,073	$201,488

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.

3.	DIRECTOR’S AND OFFICER’S COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out-of-pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2016 was $13,619. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $13,753 in officer fees.

4.	INVESTMENT IN SECURITIES

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

INVESTMENT SECURITIES
PURCHASES	SALES
$547,697,632	$604,980,668

5.	FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
$125,864,221	$9,503,167	$(6,127,230)	$3,375,937

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$796,483	$(29,367)	$(767,116)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED DEPRECIATION	QUALIFIED LATE-YEAR LOSS DEFERRAL
$(3,655,064)	$—	$—	$3,375,937	$(3,959,532)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 and 2015 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS
2016	$3,127	$22,856,049
2015	11,234,768	16,430,077

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the fiscal year ended August 31, 2016, the Fund deferred to September 1, 2016, the following losses:

LATE-YEAR ORDINARY LOSS DEFERRAL	SHORT-TERM CAPITAL LOSS DEFERRAL	LONG-TERM CAPITAL LOSS DEFERRAL
$418,917	$1,570,778	$1,969,837

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2016, the Fund had capital losses of $3,655,064 of which $288,004 are long-term capital losses and $3,367,060 are short-term capital losses. The capital losses can be carried forward for an unlimited period.

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bogle Investment Management Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers, LLP

Philadelphia, Pennsylvania

October 26, 2016

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SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. During the fiscal year ended August 31, 2016, the Fund paid $3,127 of ordinary income dividends to its shareholders and paid $22,856,049 of long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 100.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Investment Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s advisory fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its Benchmark.

27

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that each class of the Fund had outperformed the Fund’s primary benchmark for the since inception, and three- and five-year periods ended March 31, 2016. The Directors noted that the investment performance of the Fund was above the median within its Lipper Group and Lipper performance universe for the four- and five-year periods ended December 31, 2015.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were equal to the peer group median, and the actual advisory fees of the Fund were slightly lower than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2017.

28

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

29

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (Registered Investment Company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A

30

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

31

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DOES THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

32

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do

How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Bogle Investment Management Small Cap Growth Fund does not jointly market.

33

Investment Adviser

Bogle Investment Management, L.P.

2310 Washington Street

Suite 310

Newton Lower Falls, MA 02462

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

BOG-AR16

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

For the year ended August 31, 2016, the S&P 500 Index returned 12.55%, which would be considered a middling yearly return going back to 2010 (FY returns). Leading S&P 500 sectors for this period were Communications up 24.6%, REITS up 22.3%%, Capital Goods up 20.7%, Technology up 17.2%, and Utilities up 13.2%. Lagging sectors were Healthcare up 4.8%, Transports up 6.7% and Consumer Durables up 6.3%. At the end of the period, investor sentiment continues to deal with the lackluster performance out of the European economies, the ongoing slowdown in China and the subsequent persistently low commodity prices, and aggressive monetary easing policies by central banks around the world, which have all capped-off another tumultuous year for investors.

During Q4 2015 and early into 2016, the market was largely driven by the so called FANG stocks (Facebook, Amazon, Netflix and Google) within the Consumer Services sector and within the internet services segment of the Communications sector. By the end of Q1, investors had largely rotated out of the FANG stocks that led in 2015 and had aggressively pursued what are now called the RUST (REITS, Utilities, Staples and Telecoms) stocks. Namely, these are yield stocks that are perceived to be safe. During this period, especially from March 2016 until August 2016, these stocks became very crowded and became historically expensive on absolute and relative terms.

During the first two months of 2016, stocks traded down almost 12% largely on China hard landing fears with many speculating that a hard landing would spread and impact both Europe and the USA. However, during this volatile period, we felt it was very important to not draw false parallels to the economic developments of 2008 and 2009. Importantly, the market was able to discern that the U.S. financial system was in fact quite healthy as major banks proved to be among the best capitalized banks in the world and increased regulations kept a lid on speculative activities. Ultimately, aside from pockets of energy loans at selected financial institutions, credit quality, often considered a key backbone of the economy, remained quite strong.

After this was digested, the market slowly and steadily began to climb a wall of worry from the February 11th lows. When results and indicators from China proved more resilient and robust than bears contended, the market recovered meaningfully and rallied approximately 15.5% going into the Brexit vote on June 23rd. That vote for exit shocked the market which retreated 5%+ with meaningful speculation that other countries would quickly follow causing a collapse of the EU which would create huge disruptions and recession for Western Europe, which would then spill over into the USA.

However, markets quickly digested the information and with an impressively fast election of Theresa May as UK PM, markets calmed and Brexit came to be seen as much more contained, regional and manageable issue. Subsequently, the market rallied from post the July 4th holiday and then ran to an all-time high with the S&P 500 at or near the 2190 level by August 31.

During the last three months of the Calendar Year, the RUST/Yield trade (REITS. Utilities, Staples, Telecom Services) which had become what we called “Expensive Defensives” started to come back meaningfully as investors realized how crowded and expensive they had become. In fact, in these last three months Utilities came back 4.2%, REITS came back .94%, and AT&T and Verizon were down 4.3% and 5.3% respectively. In addition, during this period, Tobacco was down 3.5%, Beverages came back 1.6% while Food was flat.

Clearly, the global economy has challenges going forward. Global growth has been tepid over the past several years with investors patiently waiting for a noticeable pick-up in the USA, especially in wages, which could support a data driven Fed to tightening that would certainly be good for Banks and Savers.

Meanwhile, the U.S. economy continues to remain a safe harbor on a global basis with a GDP growth rate of about 2% per year and unemployment at a steady 5%. Some areas of the economy are quite strong including employment growth, construction activity and vehicle sales. Post Brexit there has been a flight to safety and the S&P 500 is now near peak historical levels and the US Dollar as well as US Treasuries have clearly been seen as the safe haven for both US and Non US investors.

As of the August close, investor sentiment was dealing with the four major Issues:

1) How will US Presidential contest play out between two largely unpopular candidates, Hillary Clinton and Donald Trump?

2) How will the Brexit play out and will it cause a significant macro slowdown in the UK and other Western European countries; and whether Brexit sentiment will spread and encourage other nations to exit the EU as well.

3) Markets will be watching developments in the Oil sector given the recent OPEC production cut news.

4) What will the Fed do at their December meeting? Will they tighten and signal another ..50%-.75% of further tightening for 2017 or will weak data keep them on hold?

In this environment, we continue to believe active managers with long histories of success can exploit current uncertainties and mispricing to create excess returns for their clients.

On this point, we remain confident that our three circle philosophy and our value discipline should provide a sound foundation for delivering returns that our clients have become accustomed to over the past 20 years.

Sincerely,

Boston Partners Investment Funds Management

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

ANNUAL REPORT 2016	1

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

After the small cap value market declined sharply for 2015, this area of the market has turned up significantly thus far for 2016. The Russell 2000® Value Index has returned 14.60% year-to-date as of August 31, 2016, recouping some of last year’s loss, bringing the one year return to 13.80%. The Boston Partners Small Cap Value Fund II (Institutional Class) returned 13.30% for the year-to-date and 10.67% for the year ended August 31, 2016. The Fund has generally kept pace with the Index, but underperformed in the strong upmarket of the second quarter.

Over the last year, investors have been concerned about a possible recession, slowing global growth, low interest rates, and most recently, the United Kingdom’s vote to leave the European Union in late June, known as ‘Brexit’. With this backdrop, the strategy has produced strong absolute returns, but remains behind its benchmark year-to-date. Stocks with high dividend yields like Utilities and REIT stocks surged over 15% year-to-date, as investors look for higher yields in the stock market than they can find in the bond market. We are finding selective REITs at moderate valuations while most Utility stocks are selling at premiums and we believe there are better opportunities elsewhere.

After Brexit, the market experienced a ‘flight to safety’ and pushed up stocks such as precious metals and mining companies as gold and silver prices surged. The Fund’s positions in this area—Basic Industries—performed well, appreciating approximately 9.5% year-to-date, but lagged the 43.4% return of those in the Index which surged in the flight to safety. In addition, stock specific disappointments within Health Care detracted as the sector struggles this year. Though it was a top performer for 2015, concerns about high drug prices and the outcome of the election have impacted the sector. The Fund’s holdings did not escape this sentiment, but we believe the fundamentals of the businesses to be sound and able to weather this period.

On the positive side, strong stock selection within Capital Goods and Consumer Non-Durables added value as stocks such as the Fund’s manufacturing and machinery companies performed well on strong earnings and growth expectations. Additionally, stock selection within Transportation added value in a declining sector as our stocks outperformed including one that will be acquired.

Market returns have remained strong amidst investor concerns and we continued to find many attractive opportunities in the small cap market. We look forward to hearing less about macro factors—perhaps when the election is over—and to the focus returning to company fundamentals. Regardless, we continue to select companies that have attractive valuation, strong fundamentals and positive business momentum which we believe will outperform over the long-term.

Sincerely,

David Dabora, CFA

Portfolio Manager, Boston Partners Small Cap Value Fund II

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

P/B: Price/Book: A valuation ratio used by investors that compares a stock’s per-share price (market value) to its book value.

ROE: Return on Equity: Measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

OROA: Operating Return on Operating Assets: The return on operating assets measurement focuses attention on only those assets used to generate revenue.

Portfolio characteristics refer to the underlying securities in the Fund’s portfolio and do not represent or predict the performance of any fund.

Small cap companies are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Drew Industries, Inc.	2.16%
World Fuel Services Corp.	1.89%
WESCO International, Inc.	1.87%
First American Financial Corp.	1.76%
SLM Corp.	1.62%
Air Lease Corp.	1.59%
Parsley Energy, Inc., Class A	1.54%
Essent Group Ltd.	1.50%
CYS Investments, Inc.	1.50%
Belden, Inc.	1.40%

Portfolio Review (as of 8/31/16)
P/E: Price/Earnings:	16.1	x
P/B: Price/Book:	1.6	x
Holdings:	157
Weighted Average Market Capitalization (millions):	$2,213
ROE: Return on Equity:	9.0%
OROA: Operating Return on Operating Assets:	33.3%

Portfolio holdings are subject to change at any time.

2	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Institutional Class	10.67%	9.18%	14.16%	8.07%	1.23%	1.10%
Russell 2000® Value Index	13.80%	8.51%	12.63%	5.80%	n/a	n/a
Russell 2000® Index(1)	8.59%	8.53%	12.85%	7.04%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors”). Effective as of May 28, 2014, if at any time the Fund’s total annual Fund operating expenses for that year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

ANNUAL REPORT 2016	3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Investor Class	10.38%	8.90%	13.87%	7.80%	1.48%	1.35%
Russell 2000® Value Index	13.80%	8.51%	12.63%	5.80%	n/a	n/a
Russell 2000® Index(1)	8.59%	8.53%	12.85%	7.04%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until February 28, 2017 as set forth in the notes to financial statements. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.35% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. Effective as of May 28, 2014, if at any time, the Fund’s total annual fund operating expenses for that year are less than 1.35% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

4	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

The Boston Partners Long/Short Equity Fund (Institutional Class) returned 15.36% net of fees while averaging 59% net long exposure for the fiscal year ended August 31, 2016. This compares to the 12.55% return posted by the S&P 500 Index during the same period.

The fiscal year began with heightened concerns over a slowing Chinese economy, followed by nervous market participants turning attention to a potential credit crisis fueled by bad energy loans; in the end, many of these fears appeared to be misplaced, and although there were bouts of significant volatility, markets continued to grind higher over the course of the period. The closing months of the fiscal year saw a decided change in sector leadership. Whereas higher yielding and defensive stocks out-performed the broader market late in 2015 through the first half of 2016, pro-cyclical sectors such as Information Technology, Financials, and Industrials have led the market since June as the market attitude became decidedly “risk-on”. The durability of this rotation will certainly be tested during the next flare-up of global growth concerns, but the historically high premiums on higher yielding and defensive sectors cannot last indefinitely, let alone expand.

The Fund’s long holdings were up in price roughly 10.3% during the fiscal year, driven by gains in Finance, Energy, and Technology. Within Finance, our large-cap bank holdings and insurance companies materially contributed to Fund returns; we continue to be attracted to the large total yields (dividends plus share buybacks) that many Finance companies deliver while trading at attractive valuations and representing a free call option on rising rates. Our E&P holdings within Energy drove much of the gains as well, as we have favored businesses with low cost acreage positions and strong balance sheets. Lastly, several of our long holdings within computer equipment and electronics drove gains in Technology for the year.

The Fund’s short holdings were down in price by roughly -3.2%, resulting in a positive contribution to Fund performance. Health Care was by far the strongest contributor on the short side of the portfolio, as we benefitted from many biotechnology shorts falling sharply in the first calendar quarter of 2016. Technology shorts also added to Fund returns, as we properly identified several shorts with valuation and earnings risk within the computer equipment industry. Lastly, internet services shorts within Communications added to Fund performance; this is an area where we commonly find companies with overly optimistic growth expectations trading at what we view as very expensive valuations, and we capitalized when many of these businesses fell short of market expectations.

The Fund ended the fiscal year with approximately 72% net long exposure, with 99% of capital invested long and roughly 27% of capital invested short. Net exposure is highest in the Finance, Energy and Consumer Services sectors and lowest in the REITs, Utilities, and Consumer Durables sectors. Net exposure significantly increased during the fiscal year, as the Fund began the period with approximately 21% net long exposure but covered many short positions in Technology and Health Care as they reached their downside target price during the year, thus increasing Fund net exposure.

The final several weeks of the fiscal year were extraordinarily calm, with the CBOE Market Volatility Index (VIX) hovering below 13 for most of the period. However, there are a handful of known events on the horizon for the remainder of this year that may bring stormier seas to traverse: the U.S. presidential election, Brexit continuing to unfold, a potential OPEC production agreement, and the U.S. Federal Reserve’s decisions on rates at the November and December meetings. As always, we at Boston Partners will be completely focused on bottom-up stock-picking in lieu of macroeconomic prognostications, as the “signal-to-noise ratio” is much higher when focusing on the former; as we’ve already experienced over the course of 2016, top-down predictions from market participants commonly create attractive bottom-up dislocations.

The portfolio manager managing the Funds continues to focus his efforts on purchasing shares of only those companies deemed most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Robert Jones, CFA

Portfolio Manager for the Boston Partners Long/Short Equity Fund

Top Ten Positions (as of 8/31/16)	% of Net Assets
Bank of America Corp.	1.89%
Citigroup, Inc.	1.81%
Berkshire Hathaway, Inc., Class B	1.44%
JPMorgan Chase & Co.	1.26%
Maiden Holdings Ltd.	1.15%
Merck & Co., Inc.	1.06%
Microsoft Corp.	0.95%
Morgan Stanley	0.94%
Exxon Mobil Corp.	0.92%
Time Warner, Inc.	0.90%

Portfolio Review (as of 8/31/16)	Long		Short
P/E: Price/Earnings:	16.1	x	32	x
P/B: Price/Book:	1.6	x	6.5	x
Holdings:	235		106
Weighted Average Market Capitalization (millions):	$41,876		$5,464
ROE: Return on Equity:	6.7%		(13.6)%
OROA: Operating Return on Operating Assets:	41.8%		(15.2)%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2016	5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Institutional Class	15.36%	6.63%	8.49%	10.73%	5.64%	5.64%
S&P 500® Index	12.55%	12.30%	14.69%	7.51%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity.

6	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Investor Class	15.07%	6.36%	8.22%	10.40%	5.89%	5.89%
S&P 500® Index	12.55%	12.30%	14.69%	7.51%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2016	7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder:

The Boston Partners Long/Short Research Fund (Institutional Class) returned 4.10% net of fees while averaging 48% net long exposure for the fiscal year ended August 31, 2016. This compares to the 12.55% return posted by the S&P 500 Index during the same period.

The fiscal year began with heightened concerns over a slowing Chinese economy, followed by nervous market participants turning attention to a potential credit crisis fueled by bad energy loans; in the end, many of these fears appeared to be misplaced, and although there were bouts of significant volatility, markets continued to grind higher over the course of the period. The closing months of the fiscal year saw a decided change in sector leadership. Whereas higher yielding and defensive stocks out-performed the broader market late in 2015 through the first half of 2016, pro-cyclical sectors such as Information Technology, Financials, and Industrials have led the market since June as the market attitude became decidedly “risk-on”. The durability of this rotation will certainly be tested during the next flare-up of global growth concerns, but the historically high premiums on higher yielding and defensive sectors cannot last indefinitely, let alone expand.

The Fund’s long holdings were up in price roughly 8.0% during the fiscal year and trailed the return of the S&P 500. Longs were driven by gains in the Energy, Capital Goods, and Technology sectors. Within Energy, several of the Fund’s E&P holdings have benefited from low cost acreage positions resulting in free cash flow positive production even amidst the downturn; we continue to like many U.S. E&P companies with strong balance sheets that have the ability to grow production in this environment. Capital Goods gains were once again driven by our aerospace and defense holdings, an area of the market where we have found several highly free cash flow generative companies with strong business trends both domestically and from international sales. Lastly, many of the Fund’s large-cap Technology holdings drove the portfolio’s long performance over the year, as this has been an area where we have found strong top-line and bottom-line growth yet at very attractive valuations. A primary detractor of relative performance for the long holdings during the year has been our underweight allocation to high dividend-yielding sectors—Utilities, REITs, Consumer Staples, and Telecommunications—as we generally find many of those businesses lacking strong business trends and trading at what we believe to be extreme valuations. This underweight started to work in the Fund’s favor very late in the fiscal year, and we would expect that trend to continue prospectively from this starting point.

Conversely, the Fund’s short holdings were up in price approximately 7.0%—creating a negative return contribution from a short seller’s perspective—as holdings within the Technology, Basic Industries, and Finance sectors detracted from Fund returns. The short portfolio’s tilt towards small- to mid-cap companies has been a style headwind thus far in 2016, as small- and mid-cap equities have outperformed large-cap; we have not changed positioning as a result, as we continue to find the majority of companies with failure characteristics—valuation risk, earnings risk, and business/balance sheet risk—in smaller companies that are less diversified and more vulnerable to competition. Gains were derived from several auto parts holdings, but these were offset by losses within precious metals in Basic Industries, electronics and software within Technology, and regional banks within Finance.

The Fund ended the fiscal year with approximately 48% net long exposure, with roughly 96% of capital invested long and 48% of capital invested short. Net exposure is highest in the Technology, Finance, and Health Care sectors, while next exposure is modestly negative in the REITs, Utilities, and Transportation sectors.

The final several weeks of the fiscal year were extraordinarily calm, with the CBOE Market Volatility Index (VIX) hovering below 13 for most of the period. However, there are a handful of known events on the horizon for the remainder of this year that may bring stormier seas to traverse: the U.S. presidential election, Brexit continuing to unfold, a potential OPEC production agreement, and the U.S. Federal Reserve’s decisions on rates at the November and December meetings. As always, we at Boston Partners will be completely focused on bottom-up stock-picking in lieu of macro-

economic prognostications, as the “signal-to-noise ratio” is much higher when focusing on the former; as we’ve already experienced over the course of 2016, top-down predictions from market participants commonly create attractive bottom-up dislocations.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Parsley Energy, Inc., Class A	1.90%
Samsung Electronics Co., Ltd.	1.38%
Berry Plastics Group, Inc.	1.17%
Broadcom Ltd.	1.17%
Graphic Packaging Holding Co.	1.16%
Flextronics International Ltd.	1.13%
Hewlett Packard Enterprise Co.	1.12%
EMC Corp.	1.03%
Discover Financial Services	1.01%
Alphabet, Inc., Class A	1.01%

Portfolio Review (as of 8/31/16)	Long		Short
P/E: Price/Earnings:	16.7	x	27.1	x
P/B: Price/Book:	2.2	x	2.9	x
Holdings:	199		190
Weighted Average Market Capitalization (millions):	$56,917		$11,559
ROE: Return on Equity:	28.8%		6%
OROA: Operating Return on Operating Assets:	50.4%		16.1%

Portfolio holdings are subject to change at any time.

8	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 year	Since Inception (1)
Long/Short Research Fund — Institutional Class	4.10%	6.57%	9.12%	8.72%	2.43%	2.43%
S&P 500® Index	12.55%	12.30%	14.69%	13.89%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 28, 2017 and may not be terminated without approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual fund operating expenses for that year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at
www.boston-partners.com.

(1)	For the period September 30, 2010 (commencement of operations) through August 31, 2016.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2016	9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 year	Since Inception (1)
Long/Short Research Fund — Investor Class	3.88%	6.29%	8.84%	7.96%	2.68%	2.68%
S&P 500® Index	12.55%	12.30%	14.69%	13.42%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 28, 2017 and may not be terminated without approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual fund operating expenses for that year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at
www.boston-partners.com.

(1)	For the period November 29, 2010 (commencement of operations) through August 31, 2016.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

10	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All Cap Value Fund (“Fund”) underperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2016. The Fund (Institutional Class) generated a net return of 11.68% for the Institutional Share class during the past year versus its Benchmark’s return of 12.98%.

During fiscal 2016, the Fund’s underexposure to the high dividend yielding Utilities and REITs sectors had severely hindered performance during the first half of the year as the Benchmark sector stocks were up 25% and 13%, respectively. Despite the strong returns from what we believe to be expensive stocks, we have stayed true to our investment process in searching for value and have not owned any REITs or Utilities during the period. Our avoidance of these sectors has since helped relative return as we saw a reversal in the performance trend for these companies during the final two months of the period. During this time, the Benchmark’s Utility holdings were down 4.5% while REITs also underperformed the overall Benchmark. These stocks still appear overvalued to us and we continue to not hold any REITs or Utilities in the Fund in favor of companies that look more attractive to us from a valuation standpoint elsewhere in the market.

The Fund’s relative return was also impacted by our holdings in the Health Care sector as some of our pharmaceutical companies were hampered by concerns about drug pricing hitting the headlines. Despite these concerns, pricing has not been pressured yet and we don’t try to speculate on future legislative outcomes. The companies the Fund owns are generating strong free cash flow which is being returned to shareholders and have current stock prices that we believe have little to no value assigned to their new drug pipelines. We continue to diligently monitor these positions for a change in our original investment thesis while trying to block out the rhetoric that hasn’t actually changed the businesses’ fundamental circumstances yet.

The Fund’s stock selection was strong across multiple sectors, in particular, the Energy, Finance, and Capital Goods sectors. In Energy, our exposure to high quality exploration and production companies added value as strong production profiles were rewarded with the rebound in the price of oil. We also avoided the oil service industry which had a negative return in the Benchmark. In Finance, better stock picking among insurance stocks also contributed to relative return. In the Capital Goods sector, the defense companies that the Fund owns are generating strong free cash flow which is being used to buy back stock and pay dividends and these stocks also did well for the year.

In addition, we have been finding many opportunities in the Technology sector. We believe these companies trade at attractive prices and have significant operating leverage that should benefit from even a moderate increase in IT spending. The Fund’s overweight position was rewarded during the year as these companies returned 22% for the period.

During the period, we made a host of stock-specific decisions to refresh the Fund’s risk/return profile. We continued to build positions in exploration and production companies that have strong balance sheets in the Energy sector as the depressed price of oil created many buying opportunities over the past year. We also trimmed some positions in the Consumer Non-Durables sector as they appreciated toward our target prices. In the Technology and Finance sectors, we also opened new positions in selective companies and the two sectors remain the largest weights in the overall Fund at the end of the period.

Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. The Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Duilio Ramallo, CFA—Portfolio Manager

Boston Partners All-Cap Value Fund

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity.

Top Ten Positions (as of 8/31/16)	% of Net Assets
JPMorgan Chase & Co.	3.12%
Merck & Co., Inc.	2.23%
Hewlett Packard Enterprise Co.	1.93%
EMC Corp.	1.91%
Johnson & Johnson	1.90%
eBay, Inc.	1.87%
Gilead Sciences, Inc.	1.82%
Cisco Systems, Inc.	1.75%
Citigroup, Inc.	1.71%
Raytheon Co.	1.58%

Portfolio Review (as of 8/31/16)
P/E: Price/Earnings:	16.1	x
P/B: Price/Book:	1.9	x
Holdings:	137
Weighted Average Market Capitalization (millions):	$72,397
ROE: Return on Equity:	13.2%
OROA: Operating Return on Operating Assets:	61.8%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2016	11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Institutional Class	11.68%	11.95%	15.61%	9.10%	0.95%	0.80%
Russell 3000® Value Index	12.98%	10.51%	14.24%	6.06%	n/a	n/a
Russell 3000® Index(1)	11.44%	11.74%	14.46%	7.59%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

12	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Investor Class	11.39%	11.70%	15.36%	8.85%	1.20%	1.05%
Russell 3000® Value Index	12.98%	10.51%	14.24%	6.06%	n/a	n/a
Russell 3000® Index(1)	11.44%	11.74%	14.46%	7.59%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ANNUAL REPORT 2016	13

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The WPG Partners Small/Micro Cap Value Fund underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2016. The Fund generated a net gain of 3.74% during the past year versus the Russell 2000 Value® Index gain of 13.80%. The past twelve months provided a favorable backdrop for our investment style. The Russell small and micro-cap value indices posted gains of 17.0% and 12.3%, respectively, catching up to the Russell large-cap value index which posted a 16.5% gain for the twelve months ended August 31, 2016. The performance of the small and micro-cap segments of the market after a turbulent end to the 2015 fiscal year is notable. Even more encouraging was the underperformance of richly valued low-volatility stocks against the broader market, which can be seen in the S&P Low Volatility Index’s (SPLV) 900bps underperformance vs. the S&P 500 Index. From an industry perspective, we saw broad strength as yield oriented sectors such as REITs and Utilities posted 20%+ gains along with Basic Industries and Technology. Finally, commodity markets seemed to stabilize with oil clawing back to 12-month highs driven by a combination of supply data and potential OPEC output coordination. The confluence of these events provided a healthy backdrop for our portfolio during the quarter, unfortunately the Fund’s relative results did not fare as well.

In the 2016 fiscal year, both stock selection and sector attribution detracted from results. The largest detractors from returns were the Capital Goods and Transportation sectors. The continued deflationary environment globally pressured performance at shipping and infrastructure related companies. While the supply side dynamics of these industries continues to improve, the demand picture has been harder to ascertain. The biggest contributors from stock selection were the Consumer Services and Energy sectors. The Fund’s Energy names clawed back much of the previous year’s losses and in fact posted solid gains in a sector that was down double-digits. Consumer Services benefitted from the acquisition of a movie theatre chain by a large competitor.

Looking to the end of the calendar year much of the attention remains on the US Presidential election with recent polls suggesting Hillary Clinton leads by a fair margin. Regardless of outcome, the Fund’s portfolio is poised to benefit as both candidates have put healthy emphasis on infrastructure spending, an area in which the Fund has significant exposure. Broadly speaking, economic news has been strong with employment and average hourly earnings growing at a healthy pace. Interestingly, the labor force participation rate ticked up to 63% (vs. 66% prior peak) suggesting the labor market is robust enough to encourage new supply. Despite the strength, potential headwinds to the recovery remain including corporate profit growth and net leverage levels. While profits have been strong, wage pressures are a common theme that surface on many earnings calls. Only time will tell if the new supply in the labor force can subdue the effects of rising wage pressures. Across the pond, early stages of the Brexit negotiations are setting a harsh tone from both sides. The recent drop in the GBP/USD exchange rate continues what has been an almost 24-month decline. While the Fund’s direct exposure to the GBP and Eurozone economy is limited, we are monitoring developments for effects on our companies. Finally, if current trends continue the Federal Reserve could be in a strong position to hike rates at the end of this year. While the immediate effects on the market could be volatile, we believe a stronger fundamental backdrop will encourage growth spending and subsequently provide a much needed boost to the small-cap universe.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, WPG Partners Small/Micro Cap Value Fund

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Popular, Inc.	2.47%
Exar Corp.	2.35%
Accuray, Inc.	2.23%
ICF International, Inc.	2.21%
Customers Bancorp, Inc	2.06%
Kemper Corp.	2.00%
Libbey, Inc.	1.99%
Great Lakes Dredge & Dock Corp.	1.93%
State Bank Financial Corp.	1.91%
Trinity Biotech PLC — Sponsored ADR	1.87%

Portfolio Review (as of 8/31/16)
P/E: Price/Earnings:	15.6	x
P/B: Price/Book:	1.4	x
Holdings:	109
Weighted Average Market Capitalization (millions):	$1,271
ROE: Return on Equity:	(1.7)%
OROA: Operating Return on Operating Assets:	8.5%

Portfolio holdings are subject to change at any time.

14	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2006 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
WPG Partners Small/Micro-Cap Value Fund — Institutional Class	3.74%	1.57%	10.26%	4.85%	1.41%	1.10%
Russell 2000® Value Index	13.80%	8.51%	12.63%	5.80%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. If at any time during the three years from May 28, 2014 to May 28, 2017 that the Fund’s Advisory Agreement with the Adviser is in effect, the Fund’s total annual fund operating expenses for that year are less than 1.10% or in the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT 2016	15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Equity Fund returned 6.90% for the trailing year ended August 31, 2016. During that same period, the MSCI World Index returned 7.32%.

The MSCI World Index reached its trailing year nadir on February 11th, and has returned more than 18% since that date. In retrospect, the market volatility caused by the Brexit vote looks like a mere speed bump as the index approaches the all-time high reached in May 2015. Clearly, the doomsday prognostications in the run up to the Brexit vote were overwrought, and perhaps self-serving. That being said, realized year-over-year GDP of developed economies remains uninspiring and has trickled downwards over recent quarters. Global 2016 and 2017 estimates have been cut, particularly in Europe and the UK, where Brexit’s impact is logically expected to be most acute. We believe the impact will be less severe as cooler heads prevail, and leaders will act in their country’s economic interest over succumbing to petty retribution. Growth in Emerging Markets remains strong, specifically in developing Asia with China and India delivering the bulwark, though reported Chinese economic data remains uncomfortably steady. This economic backdrop means continuing accommodative Central Bank policies. This is good for equities over the intermediate future. The longer-term impact is uncertain as we are closer to the point where more policy rate cuts and government asset purchases become futile.

The closing months of the fiscal year saw a decided change in sector leadership. Whereas higher yielding, and defensive stocks out-performed the broader market late in 2015 through the first half of 2016, pro-cyclical sectors such as Information Technology, Financials, and Industrials have led the market since June as the market attitude became decidedly “risk-on”. The durability of this rotation will certainly be tested during the next flare-up of global growth concerns, but the historically high premiums on higher yielding and defensive sectors cannot last indefinitely, let alone expand.

Regardless of the above commentary, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Security selection and sector allocation both contributed to performance. The Energy, Financials, and Industrials sectors were the largest contributors to relative performance. Consumer Staples and Consumer Discretionary were the largest detractors from relative performance. At the region level, Europe and Emerging Markets made significant contributions to performance, while the United Kingdom detracted from performance. Off-benchmark Energy stocks Parsley Energy and Diamondback Energy were among the largest contributors to performance. Shares of these low-cost Permian Basin Exploration & Production companies rose throughout much of the trailing year as analyst raised their ratings following expectation beating results driven by strong production and below-guidance costs. The portfolio’s Financial sector performance benefitted from the absence of European Banks in the portfolio. European Banks declined 23% during the period as our suspicions about the adequacy of European Bank capitalization levels were widely recognized. Overweight positions in Raytheon Company and Teleperformance SE were big winners within the Industrial sector. Shares of Raytheon traded higher due to strong demand for its missile-defense systems and munitions products, such as the Patriot missile. Shares of Teleperformance SE, a

French call-center operator, rose sharply in August after the company announced it was adding online phone and video translation by acquiring LanguageLine Solutions LLC from a U.S. private-equity firm. The Fund’s Industrial sector performance also benefitted from off-benchmark European Machinery stocks KION Group AG and Georg Fischer AG.

Liberty Global PLC was the single largest stock detractor from performance and explains the Fund’s underperformance in the Consumer Discretionary sector. Shares of Liberty Global traded lower throughout the trailing year due to lower levels of debt reduction than expected and higher capital expenditures than expected. The company is also facing increasing competition in the Netherlands, which is the company’s second largest market. The position’s weight in the Fund’s portfolio has been reduced during 2016. An underweight allocation to the defensive and high yielding sectors like Consumer Staples, REITS, and Utilities, also detracted from performance during much of the trailing year.

Industrials and Materials are the largest overweight sectors in the portfolio. Aerospace & Defense and Machinery are the overweight industries in the Industrials sector and Containers & Packaging is the most overweight industry in the Materials sector. The largest underweight sectors are Consumer Staples, Utilities, and REITS. The valuations in these sectors have been chronically unattractive as market participant’s bid-up perceived safety and yield. The portfolio does not hold any European Bank stocks. We remain concerned about capitalization levels and slow Euro area growth. From a region perspective, the portfolio is overweight Europe and Emerging Markets and most underweight North America. The underlying rationale for all of the portfolio’s exposures is the dislocation between valuations and company fundamentals.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Alphabet, Inc., Class C	3.16%
Comcast Corp., Class A	2.68%
Berkshire Hathaway, Inc., Class B	2.24%
Berry Plastics Group, Inc.	1.98%
Johnson & Johnson	1.81%
Merck & Co., Inc.	1.62%
Merck KGaA	1.62%
Samsung Electronics Co., Ltd.	1.61%
Safran SA	1.54%
CRH PLC	1.53%

Portfolio Review (as of 8/31/16)
P/E: Price/Earnings:	16.6	x
P/B: Price/Book:	1.9	x
Holdings:	119
Weighted Average Market Capitalization (millions):	$64,842
ROE: Return on Equity:	29.3%
OROA: Operating Return on Operating Assets:	49.1%

Portfolio holdings are subject to change at any time.

16	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (continued)

We expect global economic data to remain mixed in the near term. Global economies continue to require Central Bank support. Concerns about Britain’s extraction from the European Union have passed for the time being. With the MSCI World Index’s recent move higher, valuations have expanded. The Fund’s portfolio remains well positioned with holdings that reflect Boston Partners’ 3 circle characteristics—attractive valuations, solid fundamentals, and identifiable catalysts.

Sincerely,

Christopher K. Hart, CFA

Senior Portfolio Manager, Boston Partners

Global Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

ANNUAL REPORT 2016	17

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Global Equity Fund — Institutional Class	6.90%	9.02%	12.21%	1.24%	0.95%
MSCI World Index	7.32%	7.99%	11.36%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual fund operating expenses for that year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2016.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

18	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder:

The Boston Partners Global Long/Short Fund (Institutional Class) returned 3.74% net of fees while averaging 42% net long exposure for the fiscal year ended August 31, 2016. This compares to the 7.32% return posted by the MSCI World Index over the same period.

The MSCI World Index reached its trailing year nadir on February 11th, and has returned more than 18% since that date. In retrospect, the market volatility caused by the Brexit vote looks like a mere speed bump as the index approaches the all-time high reached in May 2015. Clearly, the doomsday prognostications in the run up to the Brexit vote were overwrought, and perhaps self-serving. That being said, realized year-over-year GDP of developed economies remains uninspiring and has trickled downwards over recent quarters. Global 2016 and 2017 estimates have been cut, particularly in Europe and the UK, where Brexit’s impact is logically expected to be most acute. We believe the impact will be less severe as cooler heads prevail, and leaders will act in their country’s economic interest over succumbing to petty retribution. Growth in Emerging Markets remains strong, specifically in developing Asia with China and India delivering the bulwark, though reported Chinese economic data remains uncomfortably steady. This economic backdrop means continuing accommodative Central Bank policies. This is good for equities over the intermediate future. The longer-term impact is uncertain as we are closer to the point where more policy rate cuts and government asset purchases become futile.

The closing months of the fiscal year saw a decided change in sector leadership. Whereas higher yielding, and defensive stocks out-performed the broader market late in 2015 through the first half of 2016, pro-cyclical sectors such as Information Technology, Financials, and Industrials have led the market since June as the market attitude became decidedly “risk-on”. The durability of this rotation will certainly be tested during the next flare-up of global growth concerns, but the historically high premiums on higher yielding and defensive sectors cannot last indefinitely, let alone expand.

The Fund’s long holdings were up in price approximately 12.5% during the period and outperformed the Index. Drivers of performance within the long portfolio include holdings within the Energy, Health Care, and Information Technology sectors. The Fund’s short holdings were up in price approximately 8.9%, thus detracting from Fund returns from a short seller’s perspective. Losses within the short portfolio were driven by holdings within the Industrials, Materials, and Consumer Staples sectors.

Turnover in the Fund’s long holdings has been balanced thus far in 2016, as 86 long positions were closed while 86 positions were opened. Turnover on the short side has been more pronounced, with 172 positions closed and 163 new shorts established.

The Fund ended the fiscal year with approximately 49% net long exposure, with roughly 91% of capital invested long and approximately 42% invested short; net exposure is approximately 10% higher than at the same time last year. The Fund managers maintain the highest net long exposures to the Health Care, Financials, and Information Technology sectors as well as the North American region. Conversely, the Fund managers are least bullish on the prospects for the Utilities, REITs, and Consumer Discretionary sectors, evidenced by low net exposures to those sectors.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA

Portfolio Managers for the Boston Partners Global Long/Short Equity Fund

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Berkshire Hathaway, Inc., Class B	3.01%
Alphabet, Inc., Class C	2.78%
Berry Plastics Group, Inc.	2.17%
Comcast Corp., Class A	1.92%
Johnson & Johnson	1.87%
WH Group Ltd.	1.63%
Koninklijke Ahold Delhaize NV	1.61%
Siemens AG, Registered Shares	1.55%
Chubb Ltd.	1.50%
Merck & Co., Inc.	1.48%

Portfolio Review (as of 8/31/16)	Long		Short
P/E: Price/Earnings:	15.8	x	22.7	x
P/B: Price/Book:	1.8	x	2.8	x
Holdings:	115		126
Weighted Average Market Capitalization (millions):	$60,512		$15,884
ROE: Return on Equity:	28.8%		10.3%
OROA: Operating Return on Operating Assets:	45.7%		21.7%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2016	19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Long/Short Fund — Institutional Class	3.74%	3.45%	3.05%	3.09%
MSCI World Index	7.32%	3.96%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual fund operating expenses for that year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period December 31, 2013 (commencement of operations) through August 31, 2016.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

20	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2016

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Long/Short Fund — Investor Class	3.66%	4.27%	3.30%	3.34%
MSCI World Index	7.32%	4.23%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time, the Fund’s total annual fund operating expenses for that year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period April 11, 2014 (commencement of operations) through August 31, 2016.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

ANNUAL REPORT 2016	21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Long/Short Fund returned 11.50% during the period December 15, 2015 (inception date of the Fund) through August 31, 2016. During that same period, the MSCI Emerging Markets Index returned 18.58%.

After several years of underperformance versus developed markets, the MSCI Emerging Markets Index has outperformed the MSCI World index by more than 9% year-to-date through August. Despite the strong relative performance, Emerging Markets are still trading at more than a 20% discount to Developed Markets based on their 2017 estimated price-earnings ratio. Emerging Markets typically trade at a discount because of their heightened political risk, accounting transparency issues, etc. The gap had widened in recent years as Emerging Markets were at the epicenter of global growth issues, such as the commodity bust and Chinese hard landing/soft landing debate. Within Emerging markets, the most compelling valuations are understandably found in the areas with highest risk, such as Russia, Turkey, and Eastern Europe. Fiscal positions and growth projections are generally better in Emerging Markets than Developed Markets, buttressed by surpluses in the Asian giants of China, India, and Korea. Overall, the global macro backdrop is such that Central Bank policies remain accommodative. This is good for equities over the intermediate future. The longer-term impact is uncertain as we are closer to the point where more policy rate cuts and government asset purchases become futile.

Regardless of the above commentary, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. The Fund’s long portfolio kept pace with the MSCI Emerging Markets Index during the rally, returning approximately 12.6% versus the MSCI Emerging Markets Index return of 14.6%. The largest contributors to performance came within the Technology and REITs sectors, while Utilities and Consumer Discretionary were the long portfolio’s largest underperforming sectors. Asian technology stocks Samsung Electronics, Tencent Holdings, and Taiwan Semiconductor were the long portfolio’s best individual performers. PICC Property & Casualty Co., HSBC Holdings, and New China Life Insurance were among the worst performing stocks in the long portfolio.

The portfolio’s short exposure has drifted downward since the beginning of the year from -46% to -31%, coinciding with the bottoming of equity markets in January and their ensuing appreciation. The objective of the Fund’s short portfolio is to add value by underperforming the market overall. We met this objective year-to-date, as the short portfolio dramatically underperformed the MSCI Emerging Markets Index. As a separate portfolio, the short portfolio returned 3.1% vs the MSCI Emerging Market return of 14.6%. The Fund’s biggest successes within the short portfolio were Scorpio Bulkers, Inc. and Tech Pro Technology Development, which declined -75% and -88%, respectively.

Given the market selloff, mid & small-cap emerging market stocks offer significant upside potential. In the small-cap area we have found Brazilian malls, India media, and selected high quality commodity names especially appealing. In aggregate, the long book offers more potential, which has resulted in a fundamentally driven increase in our overall net exposure. We are excited about the opportunity of applying our 3 circle methodology to one of the more inefficient set of markets.

Sincerely,

Joseph Feeney, CFA & Paul Korngiebel, CFA

Portfolio Managers for the Boston Partners Emerging Markets Long/Short Fund

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested., REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/16)	% of Net Assets
Samsung Electronics Co., Ltd.	2.89%
China Mobile Ltd.	2.03%
Gazit-Globe Ltd.	1.54%
Liberty Global Plc LiLAC, Class C	1.47%
Distilleries Co. of Sri Lanka PLC	1.47%
Hollysys Automation Technologies Ltd.	1.27%
Pampa Energia SA - Sponsored ADR	1.18%
KT&G Corp.	1.16%
Naspers Ltd., Class N	1.04%
PhosAgro PJSC - GDR	1.01%

Portfolio Review (as of 8/31/16)	Long		Short
P/E: Price/Earnings:	14.4	x	16.1	x
P/B: Price/Book:	1.6	x	1.2	x
Holdings:	140		87
Weighted Average Market Capitalization (millions):	$46,480		$4,910
ROE: Return on Equity:	16.3%		5.3%
OROA: Operating Return on Operating Assets:	40.9%		0.6%

Portfolio holdings are subject to change at any time.

22	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Emerging Markets Long/Short Fund vs. MSCI Emerging Markets Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 15, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and is not available for investment.

Total Return For The Period Ended August 31, 2016
	Since Inception(1)	Gross Expense Ratio	Net Expense Ratio
Emerging Markets Long/Short Fund — Institutional Class	11.50%	3.90%	2.87%
MSCI Emerging Markets Index	18.58%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.10%. This contractual limitation is in effect until July 19, 2017 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period December 15, 2015 (commencement of operations) through August 31, 2016.

ANNUAL REPORT 2016	23

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees, shareholder servicing fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016*	Annualized Expense Ratio		Expenses Paid During Period**
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,207.30	1.10%		$6.10
Hypothetical	1,000.00	1,019.61	1.10%		5.58
Investor
Actual	$1,000.00	$1,205.50	1.35%		$7.48
Hypothetical	1,000.00	1,018.35	1.35%		6.85
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,092.40	3.06	%(1)	$16.09
Hypothetical	1,000.00	1,009.75	3.06	%(1)	15.46
Investor
Actual	$1,000.00	$1,090.90	3.31	%(1)	$17.40
Hypothetical	1,000.00	1,008.50	3.31	%(1)	16.71
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,071.00	2.62	%(1)	$13.64
Hypothetical	1,000.00	1,011.97	2.62	%(1)	13.25
Investor
Actual	$1,000.00	$1,069.10	2.87	%(1)	$14.93
Hypothetical	1,000.00	1,010.71	2.87	%(1)	14.51

24	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016*	Annualized Expense Ratio		Expenses Paid During Period**
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,177.20	0.80%		$4.38
Hypothetical	1,000.00	1,021.11	0.80%		4.06
Investor
Actual	$1,000.00	$1,175.90	1.05%		$5.74
Hypothetical	1,000.00	1,019.86	1.05%		5.33
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,203.40	1.10%		$6.09
Hypothetical	1,000.00	1,019.61	1.10%		5.58
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,149.60	0.95%		$5.13
Hypothetical	1,000.00	1,020.36	0.95%		4.82
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,055.20	3.13	%(1)	$16.17
Hypothetical	1,000.00	1,009.40	3.13	%(1)	15.81
Investor
Actual	$1,000.00	$1,053.50	3.38	%(1)	$17.45
Hypothetical	1,000.00	1,008.14	3.38	%(1)	17.06
Boston Partners Emerging Markets Long/Short Fund
Institutional
Actual	$1,000.00	$1,118.50	3.08	%(1)	$16.40
Hypothetical	1,000.00	1,009.65	3.08	%(1)	15.56

*	The Fund’s ending account values on the first line in each table are based on the actual six-month total return of 20.73% and 20.55% for the Institutional Class and Investor Class, respectively, of the Boston Partners Small Cap Value Fund II; 9.24% and 9.09% for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Equity Fund; 7.10% and 6.91% for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Research Fund; 17.72% and 17.59% for the Institutional Class and Investor Class, respectively, of the Boston Partners All-Cap Value Fund; 20.34% for the Institutional Class of the WPG Partners Small/Micro Cap Value Fund; 14.96% for the Institutional Class of the Boston Partners Global Equity Fund; 5.52% and 5.35% for the Institutional Class and Investor Class, respectively, of the Boston Partners Global Long/Short Fund; and 11.85% for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.

**	Expenses are equal to the Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

(1)

These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.63% and 1.19% of average net assets for the six-month period ended August 31, 2016 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund and Boston Partners Long/Short Research Fund, respectively, 1.35% of average net assets for the Institutional Class and Investor Class, respectively, of the Boston Partners Global Long/Short Fund and 0.98% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.

ANNUAL REPORT 2016	25

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited)

BOSTON PARTNERS SMALL CAP VALUE FUND II

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	24.2%	$98,327,760
Consumer Services	17.7	71,663,916
Capital Goods	14.5	58,872,717
Technology	9.4	37,940,552
Real Estate Investment Trusts	8.2	33,229,738
Health Care	7.9	31,990,641
Basic Industries	5.6	22,667,140
Energy	3.8	15,530,124
Consumer Non-Durables	2.4	9,704,194
Consumer Durables	1.9	7,678,937
Transportation	0.7	2,963,900
Utilities	0.5	1,823,957
SECURITIES LENDING COLLATERAL	4.8	19,567,739
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.6)	(6,450,538)

NET ASSETS	100.0%	$405,510,777

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS LONG/SHORT EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	24.5%	$202,871,113
Consumer Services	14.3	118,821,912
Technology	11.1	91,816,560
Health Care	11.0	91,100,900
Energy	10.8	89,850,084
Capital Goods	8.5	70,571,860
Basic Industries	7.4	61,275,036
Communications	3.5	29,243,088
Consumer Non-Durables	2.8	23,100,343
Transportation	2.3	18,864,350
Consumer Durables	1.0	8,069,585
Utilities	0.9	7,666,567
Real Estate Investment Trusts	0.3	2,655,482
EXCHANGE TRADED FUND	0.7	5,995,881
SECURITIES LENDING COLLATERAL	5.4	44,336,019
SECURITIES SOLD SHORT
Energy	(0.2)	(1,919,092)
Transportation	(0.3)	(2,568,068)
Real Estate Investment Trusts	(0.4)	(3,263,232)
Finance	(0.5)	(3,747,105)
Basic Industries	(0.5)	(4,003,070)
Consumer Durables	(0.9)	(7,444,976)
Communications	(0.9)	(7,622,584)
Capital Goods	(1.1)	(9,387,879)
Consumer Non-Durables	(1.9)	(15,911,943)
Utilities	(2.2)	(18,134,107)
Consumer Services	(4.7)	(39,039,338)
Health Care	(5.0)	(41,284,827)
Technology	(5.9)	(49,098,222)
EXCHANGE TRADED FUND	(2.1)	(17,051,472)
WRITTEN OPTIONS	0.0	(125,757)
OTHER ASSETS IN EXCESS OF LIABILITIES	22.1	183,673,899

NET ASSETS	100.0%	$829,311,007

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Technology	19.3%	$1,283,507,959
Finance	16.5	1,098,529,780
Capital Goods	11.4	760,623,695
Health Care	9.9	659,400,903
Energy	9.2	612,129,155
Consumer Services	8.0	534,046,576
Basic Industries	7.0	463,163,453
Communications	5.5	368,120,205
Consumer Non-Durables	5.3	355,151,983
Consumer Durables	1.3	89,151,731
Utilities	1.0	65,837,116
Transportation	0.7	49,457,974
Real Estate Investment Trusts	0.4	23,852,883
SECURITIES SOLD SHORT
Real Estate Investment Trusts	(0.6)	(42,830,863)
Transportation	(1.0)	(66,208,219)
Utilities	(1.2)	(82,542,162)
Consumer Durables	(1.4)	(90,252,114)
Communications	(2.8)	(189,978,030)
Basic Industries	(2.9)	(190,375,923)
Consumer Non-Durables	(2.9)	(191,921,741)
Energy	(3.2)	(210,441,591)
Health Care	(3.9)	(263,305,161)
Capital Goods	(4.0)	(265,497,155)
Finance	(7.0)	(464,134,792)
Consumer Services	(8.1)	(538,594,042)
Technology	(8.8)	(585,698,046)
WRITTEN OPTIONS	0.0	(680,130)
OTHER ASSETS IN EXCESS OF LIABILITIES	52.3	3,482,289,963

NET ASSETS	100.0%	$6,662,803,407

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS ALL-CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	27.5%	$375,049,876
Technology	20.0	272,815,026
Health Care	19.5	266,386,205
Energy	8.2	111,955,008
Consumer Services	7.7	105,487,019
Capital Goods	7.2	97,365,073
Consumer Non-Durables	2.6	35,868,354
Communications	2.6	35,831,628
Consumer Durables	2.0	26,607,698
Basic Industries	1.2	16,173,688
Real Estate Investment Trusts	0.0	—
SECURITIES LENDING COLLATERAL	0.4	5,417,919
RIGHTS	0.0	—
WRITTEN OPTIONS	0.0	(508,500)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1	15,611,188

NET ASSETS	100.0%	$1,364,060,182

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited) (concluded)

WPG PARTNERS SMALL/MICRO CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	26.4%	$8,941,341
Capital Goods	11.4	3,858,502
Real Estate Investment Trusts	10.6	3,606,806
Technology	10.5	3,572,639
Consumer Services	7.4	2,513,562
Energy	6.3	2,127,581
Utilities	5.1	1,736,268
Health Care	4.4	1,480,496
Transportation	3.7	1,257,413
Consumer Non-Durables	3.6	1,236,136
Consumer Durables	3.2	1,069,313
Basic Industries	2.5	846,349
Communications	0.3	111,519
SECURITIES LENDING COLLATERAL	10.0	3,389,405
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.4)	(1,818,186)

NET ASSETS	100.0%	$33,929,144

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS GLOBAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	17.9%	$74,632,505
Industrials	16.0	66,827,638
Information Technology	15.6	64,721,427
Health Care	12.2	50,663,287
Materials	8.1	33,818,657
Consumer Discretionary	7.3	30,524,124
Consumer Staples	7.1	29,503,317
Energy	6.2	25,611,946
Telecommunication Services	4.6	19,016,500
Capital Goods	2.2	9,051,930
PREFERRED STOCK	0.7	2,707,569
OTHER ASSETS IN EXCESS OF LIABILITIES	2.1	8,920,199

NET ASSETS	100.0%	$415,999,099

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Industrials	15.5%	$137,108,353
Financials	15.5	136,890,955
Information Technology	12.3	108,881,135
Health Care	11.6	102,457,084
Consumer Staples	7.6	67,514,849
Energy	7.4	65,767,880
Telecommunication Services	6.1	53,643,811
Materials	5.7	50,934,049
Consumer Discretionary	5.0	44,295,240
Consumer Services	2.0	17,820,753
Utilities	0.8	6,896,664
PREFERRED STOCK	1.3	11,095,934
OPTIONS PURCHASED	0.0	290,425
SECURITIES SOLD SHORT
Telecommunication Services	(0.3)	(2,945,377)
Utilities	(0.8)	(7,013,856)
Transportation	(1.1)	(9,353,493)
Energy	(1.4)	(12,203,859)
Health Care	(3.6)	(32,175,988)
Consumer Services	(3.7)	(33,078,746)
Materials	(3.8)	(33,825,790)
Financials	(4.4)	(38,884,668)
Consumer Discretionary	(4.6)	(40,446,531)
Information Technology	(4.6)	(40,664,240)
Consumer Staples	(5.0)	(43,852,435)
Industrials	(8.3)	(73,634,423)
OPTIONS WRITTEN	(0.1)	(669,410)
OTHER ASSETS IN EXCESS OF LIABILITIES	50.9	450,068,007

NET ASSETS	100.0%	$884,916,323

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Staples	8.2%	$899,120
Information Technology	4.7	512,106
Telecommunication Services	4.1	444,578
Consumer Discretionary	4.0	437,143
Financials	2.4	256,384
Energy	2.1	231,893
Real Estate	2.0	221,572
Utilities	1.6	179,388
Health Care	1.6	175,092
Materials	1.6	178,295
Industrials	0.5	52,793
PREFERRED STOCK	3.5	388,744
SECURITIES SOLD SHORT
Consumer Discretionary	(0.2)	(20,693)
Consumer Staples	(0.4)	(46,546)
Information Technology	(0.4)	(47,362)
OTHER ASSETS IN EXCESS OF LIABILITIES	64.7	7,075,802

NET ASSETS	100.0%	$10,938,309

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	27

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—96.8%
Basic Industries—5.6%
AgroFresh Solutions, Inc. * (a)	200,450	$1,216,727
Ferro Corp. *	77,207	1,029,941
Graphic Packaging Holding Co.	352,489	5,054,692
Innophos Holdings, Inc.	64,009	2,702,460
Multi Packaging Solutions International Ltd. *	145,944	2,046,135
Orchids Paper Products Co. (a)	86,083	2,408,602
PolyOne Corp.	27,329	942,031
Schweitzer-Mauduit International, Inc.	71,135	2,794,183
Sensient Technologies Corp.	17,081	1,250,842
Steel Dynamics, Inc.	130,850	3,221,527

		22,667,140

Capital Goods—14.5%
Aegion Corp. *	101,611	1,881,836
Ampco-Pittsburgh Corp.	29,878	322,682
BMC Stock Holdings, Inc. *	171,786	3,425,413
Builders FirstSource, Inc. *	60,006	824,482
Cabot Corp.	47,617	2,374,184
CECO Environmental Corp.	144,859	1,592,000
Continental Building Products, Inc. *	64,310	1,428,325
Cubic Corp.	87,820	4,111,732
Curtiss-Wright Corp.	22,570	2,029,043
Drew Industries, Inc.	85,812	8,739,952
Ferroglobe PLC	264,550	2,182,538
Granite Construction, Inc.	57,623	2,765,904
Hillenbrand, Inc.	37,762	1,214,048
Minerals Technologies, Inc.	52,717	3,720,239
Olin Corp. (a)	103,492	2,239,567
Orion Group Holdings, Inc. *	220,763	1,315,747
Rofin-Sinar Technologies, Inc. *	46,195	1,478,702
Tutor Perini Corp. *	84,633	1,962,639
WESCO International, Inc. *	121,993	7,583,085
World Fuel Services Corp.	172,288	7,680,599

		58,872,717

Consumer Durables—1.9%
Strattec Security Corp.	15,368	643,766
Thor Industries, Inc.	25,373	2,059,019
Tower International, Inc.	110,794	2,692,294
Winnebago Industries, Inc. (a)	94,884	2,283,858

		7,678,937

Consumer Non-Durables—2.4%
Nu Skin Enterprises, Inc., Class A (a)	52,718	3,051,318
Steven Madden Ltd. *	116,036	4,071,703
Universal Corp. (a)	42,898	2,581,173

		9,704,194

Consumer Services—17.7%
ABM Industries, Inc.	97,947	3,764,103
American Eagle Outfitters, Inc. (a)	273,441	5,069,596
Ascena Retail Group, Inc. *	110,665	900,813
Barnes & Noble Education, Inc *	117,563	1,315,530

	Number of Shares	Value
Consumer Services—(continued)
Booz Allen Hamilton Holding Corp.	88,209	$2,678,025
Brink’s Co., (The)	17,937	654,701
CBIZ, Inc. *	101,449	1,147,388
Civeo Corp. *	362,307	416,653
Clubcorp Holdings, Inc.	105,043	1,507,367
Ennis, Inc.	40,447	670,611
Finish Line, Inc., (The), Class A	209,492	5,042,472
FTD Cos., Inc. *	79,484	1,867,874
FTI Consulting, Inc. *	63,528	2,813,655
G&K Services, Inc., Class A	34,152	3,324,014
Group 1 Automotive, Inc.	33,955	2,014,890
Heidrick & Struggles International, Inc.	73,558	1,374,799
Hibbett Sports, Inc. * (a)	15,717	603,061
ICF International, Inc. *	52,706	2,205,746
International Speedway Corp., Class A	53,398	1,777,619
KAR Auction Services, Inc.	65,634	2,775,006
Korn/Ferry International	34,882	831,587
Live Nation Entertainment, Inc. *	45,363	1,212,099
MAXIMUS, Inc.	44,422	2,612,902
Monster Worldwide, Inc. *	338,810	1,240,045
Navigant Consulting, Inc. *	229,433	4,506,064
Office Depot, Inc.	499,232	1,837,174
Papa Murphy’s Holdings, Inc. * (a)	227,349	1,357,274
PRA Group, Inc. *	44,219	1,414,124
RPX Corp. *	197,521	2,068,045
Scholastic Corp.	27,831	1,120,476
Starz, Class A *	58,945	1,838,495
Tailored Brands, Inc.	211,039	2,781,494
Tetra Tech, Inc.	96,752	3,415,346
TravelCenters of America LLC *	148,173	1,007,576
Viad Corp.	27,716	991,124
XO Group, Inc. *	80,803	1,506,168

		71,663,916

Energy—3.8%
Bristow Group, Inc. (a)	144,767	1,651,791
Dril-Quip, Inc. *	18,433	1,024,322
Parsley Energy, Inc., Class A *	185,015	6,262,758
RSP Permian, Inc. *	139,810	5,459,581
Western Refining, Inc. (a)	44,979	1,131,672

		15,530,124

Finance—24.2%
Air Lease Corp.	219,737	6,455,873
AMERISAFE, Inc.	34,978	2,099,030
Assured Guaranty Ltd.	140,963	3,914,543
CenterState Banks, Inc.	103,533	1,861,523
Columbia Banking System, Inc.	20,855	689,049
Essent Group Ltd. *	229,415	6,097,851
Federal Agricultural Mortgage Corp., Class C	108,973	4,465,714
First American Financial Corp.	165,699	7,139,970
First Cash Financial Services, Inc.	59,528	3,078,788
First Citizens BancShares, Inc., Class A	6,239	1,777,553
Flushing Financial Corp.	50,786	1,177,727

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
Gladstone Capital Corp. (a)	29,066	$252,584
Global Indemnity PLC *	26,989	778,633
Greenhill & Co., Inc.	55,047	1,262,778
Hanmi Financial Corp.	32,340	848,278
Heritage Financial Corp.	65,329	1,207,280
Hope Bancorp, Inc.	104,525	1,797,830
Infinity Property & Casualty Corp.	21,164	1,783,279
James Rivers Group Holdings Ltd.	78,672	2,874,675
Maiden Holdings Ltd.	303,989	4,198,088
Nationstar Mortgage Holdings, Inc. * (a)	147,104	2,336,012
Navient Corp.	241,529	3,473,187
Navigators Group, Inc., (The)	16,863	1,584,447
Nelnet, Inc., Class A	111,905	3,961,437
OneBeacon Insurance Group Ltd., Class A	117,027	1,657,102
Park Sterling Corp.	82,853	702,593
PennyMac Financial Services, Inc., Class A *	138,363	2,289,908
Radian Group, Inc.	271,599	3,723,622
Safety Insurance Group, Inc.	19,113	1,270,059
Silvercrest Asset Management Group, Inc., Class A	151,811	1,880,938
SLM Corp. *	886,116	6,570,550
State Auto Financial Corp.	43,351	995,339
Stewart Information Services Corp.	103,493	4,737,910
Stifel Financial Corp. *	83,046	3,267,860
Walker & Dunlop, Inc. *	176,542	4,678,363
Washington Federal, Inc.	54,241	1,437,387

		98,327,760

Health Care—7.9%
Amsurg Corp. *	40,014	2,597,709
Chemed Corp.	31,372	4,233,024
ICON PLC *	56,325	4,325,197
Integra LifeSciences Holdings Corp. *	34,719	3,000,416
Kindred Healthcare, Inc.	157,002	1,733,302
LHC Group, Inc. *	32,700	1,162,812
LifePoint Health, Inc. *	28,533	1,614,968
Owens & Minor, Inc.	50,390	1,731,904
PAREXEL International Corp. *	75,052	5,105,788
PharMerica Corp. *	13,465	340,126
Select Medical Holdings Corp. *	169,182	2,009,882
U.S. Physical Therapy, Inc.	65,591	4,135,513

		31,990,641

Real Estate Investment Trusts—8.2%
Altisource Residential Corp.	49,008	537,618
American Capital Mortgage Investment Corp.	55,533	947,115
American Homes 4 Rent, Class A	155,130	3,392,693
Anworth Mortgage Asset Corp.	232,973	1,139,238
Ares Commercial Real Estate Corp.	253,218	3,182,950
Chatham Lodging Trust	111,055	2,302,170
Colony Capital, Inc., Class A	42,261	780,561

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
CYS Investments, Inc.	689,096	$6,070,936
Gladstone Commercial Corp.	34,201	615,618
LaSalle Hotel Properties	72,963	2,047,342
MFA Financial, Inc.	545,368	4,210,241
Silver Bay Realty Trust Corp.	79,102	1,505,311
Starwood Property Trust, Inc.	90,009	2,061,206
Two Harbors Investment Corp.	498,510	4,436,739

		33,229,738

Technology—9.4%
Bel Fuse, Inc., Class B	107,540	2,470,194
Belden, Inc.	76,440	5,701,660
Brooks Automation, Inc.	229,675	2,896,202
Coherent, Inc. *	28,592	3,007,307
Convergys Corp.	51,289	1,529,951
EnerSys	61,278	4,312,746
Insight Enterprises, Inc. *	37,037	1,133,332
NETGEAR, Inc. *	54,755	3,121,035
PC Connection, Inc.	24,635	642,234
Sykes Enterprises, Inc. *	155,666	4,550,117
SYNNEX Corp.	34,811	3,695,884
TeleTech Holdings, Inc.	133,197	3,776,135
Teradyne, Inc.	52,410	1,103,755

		37,940,552

Transportation—0.7%
Landstar System, Inc.	16,285	1,127,411
Virgin America, Inc. * (a)	32,977	1,836,489

		2,963,900

Utilities—0.5%
PNM Resources, Inc.	33,038	1,050,278
Pure Cycle Corp. *	160,848	773,679

		1,823,957

TOTAL COMMON STOCK (Cost $308,744,859)		392,393,576

SECURITIES LENDING COLLATERAL—4.8%
BlackRock Liquidity TempFund, Institutional Shares	19,567,739	19,567,739

TOTAL SECURITIES LENDING COLLATERAL (Cost $19,567,739)		19,567,739

TOTAL INVESTMENTS—101.6% (Cost $328,312,598)		411,961,315

LIABILITIES IN EXCESS OF OTHER ASSETS—(1.6)%		(6,450,538)

NET ASSETS—100.0%		$405,510,777

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2016, the market value of securities on loan was $18,968,473.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	29

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$392,393,576	$392,393,576	$—	$—
Securities Lending Collateral	19,567,739	19,567,739	—	—

Total Assets	$411,961,315	$411,961,315	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—104.5%
COMMON STOCK—98.4%
Basic Industries—7.4%
Alcoa, Inc.	343,154	$3,458,992
American Vanguard Corp.	185,219	3,120,940
Compass Minerals International, Inc. (a)	31,420	2,341,733
Dominion Diamond Corp.	229,168	2,009,803
Fibria Celulose SA — Sponsored ADR	348,303	2,389,359
Freeport-McMoRan Copper & Gold, Inc.	382,222	3,933,064
Goldcorp, Inc.	101,541	1,547,485
Monsanto Co. †	34,926	3,719,619
Mosaic Co., (The)	130,805	3,933,306
Nexeo Solutions, Inc. *	257,041	2,300,517
POSCO — ADR	106,260	5,416,072
Potash Corp. of Saskatchewan, Inc.	167,257	3,027,352
Praxair, Inc.	40,879	4,988,873
Reliance Steel & Aluminum Co. †	42,041	3,030,315
Rio Tinto PLC — ADR (a)	140,996	4,253,849
Silver Wheaton Corp.	114,397	2,897,676
UFP Technologies, Inc. * †	160,490	3,986,572
Universal Stainless & Alloy Products, Inc. *	71,555	781,381
US Silica Holdings, Inc.	105,430	4,138,128

		61,275,036

Capital Goods—8.5%
Actuant Corp., Class A †	137,713	3,281,701
AECOM Technology Corp. * †	90,992	2,805,283
Aerojet Rocketdyne Holdings, Inc. *	124,378	2,235,073
Ampco-Pittsburgh Corp.	138,104	1,491,523
CECO Environmental Corp.	232,958	2,560,208
Chicago Bridge & Iron Co. NV †	87,149	2,595,297
Colfax Corp. *	107,660	3,195,349
Crane Co. †	40,105	2,579,554
Fluor Corp. †	86,320	4,480,008
FreightCar America, Inc.	138,071	1,988,222
Global Brass & Copper Holdings, Inc.	58,549	1,643,470
Graham Corp.	111,797	2,136,441
Jacobs Engineering Group, Inc. *	83,804	4,415,633
KEYW Holding Corp., (The) * (a)	242,377	2,416,499
LSB Industries, Inc. * (a)	144,081	1,728,972
NCI Building Systems, Inc. *	201,895	3,056,690
NOW, Inc. *	39,099	807,003
Preformed Line Products Co. †	48,826	2,141,508
Quanta Services, Inc. *	95,929	2,468,253
Raven Industries, Inc.	188,682	4,630,256
Safran SA — ADR (a)	171,358	2,986,770
United Technologies Corp.	49,134	5,229,332
WABCO Holdings, Inc. *	25,817	2,756,223
WESCO International, Inc. *	52,305	3,251,279
World Fuel Services Corp. †	82,802	3,691,313

		70,571,860

	Number of Shares	Value
Communications—3.5%
Alaska Communications Systems Group, Inc. *	711,135	$1,194,707
Baidu, Inc. — Sponsored ADR *	16,821	2,877,568
Blucora, Inc. *	179,177	1,854,482
GoldMoney, Inc. *	407,264	1,329,182
Great Elm Capital Group, Inc. * (a)	102,613	487,412
Hawaiian Telcom Holdco, Inc. *	19,518	436,813
Liberty Global PLC LiLAC, Class C *	74,291	2,121,751
Liberty Global PLC, Series C *	138,628	4,273,901
Priceline Group, Inc., (The) *	2,421	3,429,903
Verisign, Inc * (a)	56,263	4,188,780
Videocon d2h Ltd. ADR * (a)	425,679	4,154,627
Yandex NV, Class A *	131,305	2,893,962

		29,243,088

Consumer Durables—1.0%
CLARCOR Inc.	43,005	2,815,537
Gentherm, Inc. *	79,531	2,622,137
Harman International Industries, Inc.	31,077	2,631,911

		8,069,585

Consumer Non-Durables—2.8%
Coca-Cola Co., (The)	70,106	3,044,704
Kraft Heinz Co., (The)	37,771	3,380,127
Leucadia National Corp. †	270,158	5,173,526
Michael Kors Holdings Ltd. *	95,160	4,658,082
Procter & Gamble Co.	38,648	3,374,357
Unilever NV †	75,245	3,469,547

		23,100,343

Consumer Services—14.3%
Alibaba Group Holding Ltd. — Sponsored ADR *	38,532	3,744,925
Barrett Business Services, Inc.	145,794	6,802,748
Biglari Holdings, Inc. *	4,040	1,779,984
Boot Barn Holdings, Inc. * (a)	233,829	2,894,803
CarMax, Inc. * (a)	38,739	2,283,664
CDI Corp.	254,281	1,449,402
Cenveo, Inc. *	69,639	459,617
Civeo Corp. * (a)	518,140	595,861
comScore. Inc, *	48,525	1,496,996
Ctrip.com International Ltd. — ADR *	33,071	1,565,912
CVS Health Corp.	55,898	5,220,873
Deluxe Corp.	58,082	3,959,450
DSW, Inc., Class A	137,104	3,283,641
eBay, Inc. *	133,731	4,300,789
Eros International PLC * (a)	265,228	4,431,960
ICF International, Inc. *	55,525	2,323,721
IHS Markit Ltd. *	59,472	2,219,495
International Game Technology PLC	109,095	2,490,639
Interval Leisure Group, Inc.	165,850	2,885,790
JD.com, Inc. — ADR *	115,263	2,928,833
Landauer, Inc.	139,326	6,620,772

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	31

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Liberty Interactive Corp., Class A * †	135,885	$2,871,250
Liberty Ventures, Series A * †	19,315	744,400
ManpowerGroup, Inc.	37,284	2,664,315
New Media Investment Group, Inc.	174,921	2,795,238
Nomad Foods Ltd. *	308,143	3,602,192
PRGX Global, Inc. *	161,819	779,968
Ralph Lauren Corp.	37,942	3,931,550
Realogy Holdings Corp. †	181,661	4,875,781
Scripps Networks Interactive, Inc., Class A	38,649	2,449,187
Tailored Brands, Inc.	239,083	3,151,114
Team, Inc. *	23,250	738,653
Tetra Tech, Inc.	92,723	3,273,122
Tiffany & Co. (a)	30,571	2,181,852
Time Warner, Inc. †	95,420	7,481,882
Tropicana Entertainment, Inc. *	88,833	1,665,619
Twenty-First Century Fox, Inc., Class A	147,600	3,622,104
Walgreens Boots Alliance, Inc.	51,865	4,186,024
Wyndham Worldwide Corp.	37,966	2,687,613
Wynn Resorts Ltd. (a)	15,452	1,380,173

		118,821,912

Energy—10.8%
Anadarko Petroleum Corp.	79,172	4,233,327
Baker Hughes, Inc.	82,206	4,038,781
Canadian Natural Resources Ltd. †	94,023	2,919,414
Core Laboratories NV (a)	23,067	2,578,429
Dawson Geophysical Co. *	440,495	3,175,969
Energen Corp.	83,353	4,792,798
EOG Resources, Inc.	58,145	5,145,251
EQT Corp.	91,155	6,517,583
Exxon Mobil Corp.	87,100	7,589,894
Gazprom OAO — Sponsored ADR	307,798	1,258,894
Gulf Island Fabrication, Inc.	67,102	590,498
Halliburton Co. †	67,251	2,892,466
Kosmos Energy Ltd. *	625,688	3,885,522
Lukoil PJSC — Sponsored ADR	26,865	1,201,940
Marathon Oil Corp.	174,829	2,625,932
Mitcham Industries, Inc. *	381,308	1,037,158
National Oilwell Varco, Inc.	104,422	3,502,314
Occidental Petroleum Corp.	57,201	4,395,897
Parsley Energy, Inc., Class A * †	141,005	4,773,019
Phillips 66	67,327	5,281,803
Rice Energy, Inc. *	190,662	5,014,411
Schlumberger Ltd.	62,528	4,939,712
TransGlobe Energy Corp.	339,486	628,049
Valero Energy Corp.	68,543	3,793,855
Viper Energy Partners LP (a)	188,644	3,037,168

		89,850,084

Finance—24.5%
AerCap Holdings NV * †	87,012	3,477,870
Affiliated Managers Group, Inc. *	21,542	3,060,041
AMERCO	6,118	2,102,818

	Number of Shares	Value
Finance—(continued)
American International Group, Inc. †	103,988	$6,221,602
Ameriprise Financial, Inc.	31,057	3,139,242
Aspen Insurance Holdings Ltd. †	71,095	3,267,526
Axis Capital Holdings Ltd. †	41,628	2,367,384
Bank of America Corp. †	971,044	15,672,650
Berkshire Hathaway, Inc., Class B * †	79,415	11,951,163
BGC Partners Inc., Class A	272,797	2,392,430
Boulevard Acquisition, Corp. II *	227,000	2,304,050
Century Bancorp, Inc., Class A †	33,518	1,470,770
Charles Schwab Corp., (The)	166,578	5,240,544
Chubb Ltd. †	53,905	6,842,162
Citigroup, Inc.	314,413	15,010,077
CNinsure, Inc. — ADR *	141,405	1,166,591
Discover Financial Services	83,251	4,995,060
East West Bancorp, Inc.	119,064	4,422,037
Endurance Specialty Holdings Ltd. †	47,212	3,108,910
Ezcorp, Inc., Class A *	379,316	3,925,921
Flushing Financial Corp. †	94,950	2,201,891
JPMorgan Chase & Co. †	154,513	10,429,628
Lake Sunapee Bank Group (a)	26,815	480,525
Lazard Ltd., Class A	129,086	4,780,055
Loews Corp.	86,512	3,621,392
Maiden Holdings Ltd. †	693,276	9,574,142
Morgan Stanley	243,460	7,805,328
National Western Life Group, Inc., Class A †	8,322	1,614,551
Nationstar Mortgage Holdings, Inc. *	205,332	3,260,672
New Residential Investment Corp.	319,713	4,587,882
NorthStar Asset Management Group, Inc.	232,302	2,887,514
PennyMac Financial Services, Inc., Class A *	298,489	4,939,993
Renaissance Holdings Ltd. †	27,921	3,342,144
Sprott, Inc.	3,861,234	7,154,795
State Street Corp.	87,717	6,161,242
Stifel Financial Corp. *	66,362	2,611,345
SVB Financial Group *	41,158	4,571,007
Synchrony Financial	187,058	5,205,824
Unum Group	148,577	5,290,827
Validus Holdings Ltd. †	116,153	5,899,411
White Mountains Insurance Group Ltd.	5,233	4,312,097

		202,871,113

Health Care—11.0%
Amag Pharmaceuticals, Inc. * (a)	155,640	3,708,901
Carriage Services Inc. (a)	84,546	1,981,758
ChemoCentryx, Inc. *	220,593	1,102,965
Cigna Corp.	36,857	4,727,279
Clovis Oncology, Inc. * (a)	96,695	2,395,135
Corcept Therapeutics, Inc. *	289,875	1,545,034
DaVita HealthCare Partners, Inc. * †	73,427	4,745,587

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
Dynavax Technologies Corp. * (a)	105,017	$1,644,566
Fresenius Medical Care AG & Co. KGaA — ADR † (a)	140,873	6,236,448
Gilead Sciences, Inc.	50,358	3,947,060
HCA Holdings, Inc. *	47,935	3,621,489
Keryx Biopharmaceuticals, Inc. * (a)	353,798	1,450,572
Laboratory Corp. of America Holdings * †	45,727	6,261,398
LHC Group, Inc. * †	96,741	3,440,110
McKesson Corp.	27,301	5,040,311
MEDNAX, Inc. *	36,649	2,410,405
Merck & Co., Inc.	140,442	8,818,353
Mylan NV *	101,075	4,281,537
PharMerica Corp. * †	126,374	3,192,207
Sanofi — ADR †	70,660	2,718,290
Shire PLC — ADR	15,911	2,978,221
Sucampo Pharmaceuticals, Inc., Class A *	203,636	2,231,851
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	92,494	4,660,773
Theravance Biopharma, Inc. * (a)	81,355	2,307,228
UnitedHealth Group, Inc.	41,554	5,653,422

		91,100,900

Real Estate Investment Trusts—0.3%
CareTrust REIT, Inc.	178,700	2,655,482

Technology—11.1%
Alliance Data Systems Corp. *	20,792	4,253,627
ARRIS International PLC *	157,185	4,412,183
CDW Corp.	43,354	1,935,756
Citrix Systems, Inc. *	44,192	3,853,542
Cognizant Technology Solutions Corp., Class A * †	44,064	2,531,036
CommerceHub, Inc., Series A * †	1,930	28,545
CommerceHub, Inc., Series C * †	3,862	56,887
CSG Systems International, Inc. †	117,846	5,152,227
Dolby Laboratories, Inc. Class A †	123,708	6,054,270
Fairchild Semiconductor International, Inc. *	120,746	2,402,845
First Data Corp., Class A *	223,048	3,104,828
First Solar, Inc. *	52,817	1,997,539
Flextronics International Ltd. * †	312,145	4,132,800
Generac Holdings, Inc. *	67,062	2,501,413
Hollysys Automation Technologies, Ltd. * (a)	120,202	2,559,101
Ingram Micro, Inc., Class A †	106,733	3,731,386
International Business Machines Corp. †	45,995	7,307,686
Methode Electronics, Inc.	59,952	2,197,241
Microsoft Corp.	137,515	7,901,612
Net 1 UEPS Technologies, Inc. *	199,904	1,953,062
Oracle Corp. †	107,802	4,443,598
PayPal Holdings, Inc. *	137,360	5,102,924
Quality Systems, Inc.	202,152	2,379,329
Science Applications International Corp.	59,569	3,801,098
Vishay Intertechnology, Inc. (a)	350,832	4,967,781
Zebra Technologies Corp., Class A *	43,657	3,054,244

		91,816,560

	Number of Shares	Value
Transportation—2.3%
AP Moeller — Maersk AS — ADR	326,848	$2,439,920
ArcBest Corp.	96,868	1,773,644
Atlas Air Worldwide Holdings, Inc. *	70,629	2,623,161
CH Robinson Worldwide, Inc.	65,150	4,522,713
Costamare, Inc.	187,407	1,649,182
Dorian LPG Ltd. * (a)	275,060	1,466,070
Expeditors International of Washington, Inc.	41,878	2,121,121
XPO Logistics, Inc. * (a)	63,367	2,268,539

		18,864,350

Utilities—0.9%
AES Corp. †	402,968	4,863,824
Cheniere Energy, Inc. *	65,332	2,802,743

		7,666,567

TOTAL COMMON STOCK (Cost $694,988,085)		815,906,880

EXCHANGE TRADED FUND—0.7%
Alerian MLP ETF (a)	478,522	5,995,881

TOTAL EXCHANGE TRADED FUND (Cost $4,903,840)		5,995,881

SECURITIES LENDING COLLATERAL—5.4%
BlackRock Liquidity TempFund, Institutional Shares	44,336,019	44,336,019

TOTAL SECURITIES LENDING COLLATERAL (Cost $44,336,019)		44,336,019

TOTAL INVESTMENTS—104.5% (Cost $744,227,944)		866,238,780

SECURITIES SOLD SHORT—(26.6%)
COMMON STOCK—(24.5%)
Basic Industries—(0.5%)
Kennady Diamonds, Inc. *	(45,900)	(143,503)
NewMarket Corp.	(8,597)	(3,730,668)
Tanzanian Royalty Exploration Corp. *	(171,865)	(128,899)

		(4,003,070)

Capital Goods—(1.1%)
Applied Energetics, Inc. *	(238,070)	(18,927)
Core-Mark Holding Co., Inc.	(25,628)	(977,708)
DynaMotive Energy Systems Corp. * ‡	(72,185)	(7)
Griffon Corp.	(199,972)	(3,423,521)
Manitowoc Foodservice, Inc. *	(140,141)	(2,260,474)
Smith & Wesson Holding Corp. *	(96,172)	(2,707,242)

		(9,387,879)

Communications—(0.9%)
Check Point Software Technologies Ltd. *	(38,500)	(2,954,490)
Criteo SA — Sponsored ADR *	(35,248)	(1,299,946)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	33

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Communications—(continued)
CTC Communications Group, Inc. * ‡	(98,900)	$0
Interliant, Inc. * ‡	(600)	0
Lumos Networks Corp. *	(124,658)	(1,714,048)
Match Group. Inc, *	(102,168)	(1,654,100)

		(7,622,584)

Consumer Durables—(0.9%)
Qsound Labs, Inc. * ‡	(4,440)	0
Sodastream International Ltd. *	(56,044)	(1,589,968)
Tesla Motors, Inc. *	(14,522)	(3,078,809)
Universal Electronics Inc. *	(37,501)	(2,776,199)

		(7,444,976)

Consumer Non-Durables—(1.9%)
Amish Naturals, Inc. * ‡	(25,959)	0
Amplify Snack Brands, Inc. *	(160,969)	(2,725,205)
Industrias Bachoco SAB de CV — Sponsored ADR	(53,575)	(2,852,869)
Inventure Foods, Inc. *	(203,980)	(1,976,566)
MGP Ingredients, Inc.	(87,809)	(3,507,091)
National Beverage Corp. *	(50,032)	(2,488,091)
Nintendo Co., Ltd.	(10,700)	(2,362,118)
Valence Technology, Inc. * ‡	(27,585)	(3)

		(15,911,943)

Consumer Services—(4.7%)
Blackhawk Network Holdings, Inc. *	(79,363)	(2,718,183)
Cimpress NV *	(47,657)	(4,730,910)
Corporate Resource Services, Inc. *	(218,896)	(394)
Foot Locker, Inc.	(36,262)	(2,380,238)
Jamba, Inc. *	(111,749)	(1,221,417)
LifeLock, Inc. *	(194,084)	(3,229,558)
Lululemon Athletica, Inc. *	(17,159)	(1,312,835)
Netflix, Inc. *	(98,312)	(9,580,504)
Quotient Technology, Inc. *	(168,741)	(2,186,883)
Red Robin Gourmet Burgers, Inc. *	(66,626)	(3,348,623)
Sturm Ruger & Co., Inc.	(33,396)	(2,046,841)
TripAdvisor, Inc. *	(47,027)	(2,868,647)
Wayfair, Inc., Class A *	(48,407)	(1,864,154)
Wingstop, Inc.	(51,177)	(1,550,151)

		(39,039,338)

Energy—(0.2%)
Beard Co. *	(9,710)	(5)
Ultra Petroleum Corp. *	(468,070)	(1,919,087)

		(1,919,092)

Finance—(0.5%)
RLI Corp.	(52,791)	(3,747,105)

		(3,747,105)

Health Care—(5.0%)
Accelerate Diagnostics, Inc. *	(279,660)	(6,118,961)
Blueprint Medicines Corp. *	(60,134)	(1,676,536)
BodyTel Scientific, Inc. * ‡	(4,840)	0

	Number of Shares	Value
Health Care—(continued)
CareView Communications, Inc. *	(207,465)	$(34,232)
Corindus Vascular Robotics, Inc. *	(624,000)	(730,080)
Cross Country Healthcare, Inc. *	(233,757)	(2,844,823)
DexCom, Inc. *	(17,340)	(1,579,501)
Endologix, Inc. *	(213,502)	(2,596,184)
GW Pharmaceuticals PLC — ADR *	(24,950)	(2,039,663)
Immunomedics, Inc. *	(590,744)	(1,636,361)
Inogen, Inc. *	(54,158)	(3,142,247)
Insulet Corp. *	(96,555)	(4,087,173)
Intersect ENT, Inc. *	(98,020)	(1,544,795)
Organovo Holdings, Inc. *	(393,043)	(1,517,146)
Penumbra Inc. *	(28,839)	(2,034,880)
Radius Health, Inc. *	(45,331)	(2,485,952)
Synergy Pharmaceuticals, Inc. *	(168,403)	(796,546)
Wright Medical Group NV *	(184,965)	(4,579,733)
Zeltiq Aesthetics, Inc. *	(48,269)	(1,840,014)

		(41,284,827)

Real Estate Investment Trusts—(0.4%)
Digital Realty Trust, Inc.	(32,932)	(3,263,232)

		(3,263,232)

Technology—(5.9%)
2U, Inc. *	(86,168)	(3,045,177)
3D Systems Corp. *	(173,294)	(2,512,763)
Advanced Micro Devices, Inc. *	(385,574)	(2,853,248)
ANTs Software, Inc. * ‡	(10,334)	(1)
Atlassian Corp. PLC Class A *	(87,645)	(2,583,775)
Benefitfocus, Inc. *	(37,700)	(1,522,703)
Box, Inc., Class A *	(232,010)	(3,187,817)
Capstone Turbine Corp. *	(33,777)	(57,759)
Cavium, Inc. *	(34,283)	(1,908,877)
Consygen, Inc. * ‡	(200)	0
Ellie Mae, Inc. *	(25,259)	(2,472,098)
Ener1, Inc. * ‡	(102,820)	(10)
HubSpot, Inc. *	(43,223)	(2,409,250)
Inphi Corp. *	(57,364)	(2,470,667)
Nestor, Inc. * ‡	(15,200)	(2)
Palo Alto Networks, Inc. *	(23,391)	(3,114,979)
Proofpoint, Inc. *	(36,974)	(2,845,149)
PROS Holdings, Inc. *	(94,982)	(1,869,246)
Q2 Holdings, Inc. *	(85,617)	(2,424,673)
RealPage, Inc. *	(119,145)	(3,066,792)
Shopify, Inc., Class A *	(44,199)	(1,828,071)
Tiger Telematics, Inc. * ‡	(6,510)	0
Uni-Pixel, Inc. *	(19,665)	(28,908)
ViaSat, Inc. *	(27,747)	(2,082,135)
Workday, Inc., Class A *	(80,364)	(6,814,064)
WorldGate Communications, Inc. * ‡	(582,655)	(58)
Xybernaut Corp. * ‡	(34,156)	0

		(49,098,222)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Transportation—(0.3%)
Hawaiian Holdings, Inc. *	(54,663)	$(2,568,068)

		(2,568,068)

Utilities—(2.2%)
Avista Corp.	(35,541)	(1,443,675)
California Water Service Group	(53,420)	(1,628,776)
Chesapeake Utilities Corp.	(30,598)	(1,947,565)
El Paso Electric Co.	(65,507)	(2,993,015)
MGE Energy, Inc.	(29,366)	(1,613,368)
New Jersey Resources Corp.	(40,857)	(1,374,429)
NorthWestern Corp.	(24,381)	(1,409,709)
ONE Gas, Inc.	(24,589)	(1,505,584)
PNM Resources, Inc.	(45,604)	(1,449,751)
Spire, Inc.	(22,065)	(1,427,606)
WGL Holdings, Inc.	(21,334)	(1,340,629)

		(18,134,107)

TOTAL COMMON STOCK (Proceeds $182,112,445)		(203,424,443)

EXCHANGE TRADED FUND—(2.1%)
iShares 20+ Year Treasury Bond ETF	(46,499)	(6,503,815)
SPDR Barclays International Treasury Bond ETF *	(112,536)	(6,429,182)
VelocityShares Daily Inverse VIX Short Term ETN *	(110,002)	(4,118,475)

TOTAL EXCHANGE TRADED FUND (Proceeds $16,804,468)		(17,051,472)

TOTAL SECURITIES SOLD SHORT—(26.6%) (Proceeds $198,916,913)		(220,475,915)

	Number of Contracts
OPTIONS WRITTEN††—0.0%
Anadarko Petroleum Corp. Put Options Expires 01/20/17 Strike Price $25	(13,973)	(125,757)

TOTAL OPTIONS WRITTEN (Premiums received $5,670,254)		(125,757)

OTHER ASSETS IN EXCESS OF LIABILITIES—22.1%		183,673,899

NET ASSETS—100.0%		$829,311,007

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2016, the market value of securities on loan was $42,872,689.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2016, short positions amounted to $(81) or 0.0%, of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	35

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$61,275,036	$61,275,036	$—	$—
Capital Goods	70,571,860	70,571,860	—	—
Communications	29,243,088	29,243,088	—	—
Consumer Durables	8,069,585	8,069,585	—	—
Consumer Non-Durables	23,100,343	23,100,343	—	—
Consumer Services	118,821,912	118,821,912	—	—
Energy	89,850,084	89,850,084	—	—
Finance	202,871,113	202,871,113	—	—
Health Care	91,100,900	91,100,900	—	—
Real Estate Investment Trusts	2,655,482	2,655,482	—	—
Technology	91,816,560	91,816,560	—	—
Transportation	18,864,350	18,864,350	—	—
Utilities	7,666,567	7,666,567	—	—
Exchange Traded Fund	5,995,881	5,995,881	—	—
Securities Lending Collateral	44,336,019	44,336,019	—	—

Total Assets	$866,238,780	$866,238,780	$—	$—

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(4,003,070)	$(4,003,070)	$—	$—
Capital Goods	(9,387,879)	(9,387,872)	—	(7)
Communications	(7,622,584)	(7,622,584)	—	—
Consumer Durables	(7,444,976)	(7,444,976)	—	—
Consumer Non-Durables	(15,911,943)	(13,549,822)	(2,362,118)	(3)
Consumer Services	(39,039,338)	(39,039,338)	—	—
Energy	(1,919,092)	(1,919,092)	—	—
Finance	(3,747,105)	(3,747,105)	—	—
Health Care	(41,284,827)	(41,284,827)	—	—
Real Estate Investment Trusts	(3,263,232)	(3,263,232)	—	—
Technology	(49,098,222)	(49,098,151)	—	(71)
Transportation	(2,568,068)	(2,568,068)	—	—
Utilities	(18,134,107)	(18,134,107)	—	—
Exchange Traded Fund	(17,051,472)	(17,051,472)	—	—
Options Written
Equity Contracts	(125,757)	—	(125,757)	—

Total Liabilities	$(220,601,672)	$(218,113,716)	$(2,487,875)	$(81)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—95.5%
COMMON STOCK—95.5%
Basic Industries—7.0%
Barrick Gold Corp.	1,585,699	$26,972,740
Berry Plastics Group, Inc. * †	1,720,553	78,095,901
Crown Holdings, Inc. *	351,367	19,054,632
Ferro Corp. *	1,255,268	16,745,275
Graphic Packaging Holding Co. †	5,370,211	77,008,826
Lintec Corp.	362,400	6,812,573
Packaging Corp. of America †	332,044	26,108,620
PPG Industries, Inc. †	441,447	46,740,408
Sealed Air Corp.	1,014,947	47,834,452
Stornoway Diamond Corp. *	26,913,645	22,985,575
Valspar Corp., (The) †	406,019	42,798,463
WestRock Co. †	1,085,720	52,005,988

		463,163,453

Capital Goods—11.4%
AMETEK, Inc.	642,070	31,300,913
BAE Systems PLC	3,940,947	27,848,637
Continental Building Products, Inc. *	709,924	15,767,412
CRH PLC	904,872	30,385,819
Danaher Corp. †	524,173	42,672,924
General Dynamics Corp. †	335,302	51,039,670
Haseko Corp.	806,200	7,641,568
Honeywell International, Inc. †	270,003	31,512,050
Huntington Ingalls Industries, Inc. †	319,212	52,724,246
Ingersoll-Rand PLC	493,760	33,570,742
KION Group AG	337,645	19,214,572
L-3 Communications Holdings, Inc.	68,650	10,216,493
Lockheed Martin Corp. †	209,352	50,866,255
Masco Corp. †	695,755	24,685,387
Northrop Grumman Corp. †	160,805	34,101,916
Raytheon Co. †	380,946	53,381,963
Safran SA	674,451	47,286,530
Siemens AG, Registered Shares	256,004	30,540,414
Stanley Black & Decker, Inc. †	282,493	34,958,509
Sumitomo Osaka Cement Co., Ltd.	1,800,000	8,151,140
Textron, Inc. †	1,294,449	52,878,242
TopBuild Corp.	—	0
United Technologies Corp. †	330,682	35,194,485
Vinci SA	456,504	34,683,808

		760,623,695

Communications—5.5%
Alphabet, Inc., Class A * †	85,320	67,390,002
Baidu, Inc.—Sponsored ADR * †	162,900	27,867,303
Comcast Corp., Class A †	871,858	56,897,453
DeNA Co. Ltd.	573,300	17,035,720
Liberty Broadband Corp., Class C * †	124,725	8,547,404
Liberty Global PLC LiLAC, Class C *	517,926	14,791,957
Liberty Global PLC, Series C *	1,779,095	54,849,499
Liberty Media Group, Class C *	1	16

	Number of Shares	Value
Communications—(continued)
NetEase, Inc.—ADR †	126,014	$26,711,188
Priceline Group, Inc., (The) *	13,544	19,188,191
Verizon Communications, Inc. †	784,857	41,071,567
Vodafone Group PLC	8,686,169	26,211,772
Yandex NV, Class A *	342,928	7,558,133

		368,120,205

Consumer Durables—1.3%
Newell Rubbermaid, Inc. †	630,497	33,466,781
PulteGroup, Inc.	1,220,417	26,080,311
Tenneco, Inc. * †	530,264	29,604,639

		89,151,731

Consumer Non-Durables—5.3%
Activision Blizzard, Inc.	301,557	12,475,413
Britvic PLC	3,854,698	32,546,467
Coca-Cola European Partners PLC	761,070	29,263,142
Coca-Cola West Co., Ltd.	568,300	12,889,326
Constellation Brands, Inc., Class A †	148,581	24,374,713
Dr. Pepper Snapple Group, Inc.	416,679	39,042,822
Electronic Arts, Inc. *	153,313	12,453,615
Hanesbrands, Inc.	813,993	21,603,374
Henkel AG & Co. KGaA	98,725	11,062,230
Imperial Brands PLC	1,110,150	58,230,883
Nomad Foods Ltd. *	852,420	9,964,790
Ontex Group NV	452,542	16,282,922
PepsiCo, Inc.	343,506	36,669,266
Reynolds American, Inc. †	505,059	25,035,775
Tyson Foods, Inc., Class A †	175,430	13,257,245

		355,151,983

Consumer Services—8.0%
Alibaba Group Holding Ltd.—Sponsored ADR *	329,345	32,009,041
Babcock International Group PLC	199,894	2,747,195
CBS Corp., Class B non-voting shares †	306,148	15,622,732
CVS Health Corp. †	345,381	32,258,585
eBay, Inc. *	1,661,467	53,432,779
Foot Locker, Inc.	431,674	28,335,081
Interpublic Group of Cos., Inc., (The)	1,066,536	24,679,643
ITV PLC	9,063,393	23,878,023
Liberty Braves Group, Class C *	26,294	432,798
Liberty SiriusXM Group, Class C * †	559,435	18,590,025
Lowe’s Cos., Inc. †	301,896	23,113,158
Nielsen Holdings PLC	339,649	18,096,499
Omnicom Group, Inc. †	248,587	21,410,798
Phoenix New Media Ltd.—ADR *	733,440	2,611,046
ProSiebenSat.1 Media SE	793,754	34,247,535
Randstad Holding NV	465,906	22,043,099
Robert Half International, Inc. †	565,189	21,663,694
Scripps Networks Interactive, Inc., Class A	398,079	25,226,266

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	37

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Six Flags Entertainment Corp. †	647,837	$31,595,010
TEGNA, Inc. †	865,338	17,531,748
Time Warner, Inc. †	452,584	35,487,112
Walgreens Boots Alliance, Inc.	351,883	28,400,477
WPP PLC	893,725	20,634,232

		534,046,576

Energy—9.2%
Anadarko Petroleum Corp.	331,378	17,718,782
Canadian Natural Resources Ltd.	586,141	18,199,678
Diamondback Energy, Inc. *	426,959	40,667,845
Energen Corp.	463,448	26,648,260
EQT Corp. †	793,831	56,758,917
Gulfport Energy Corp. *	571,986	16,358,800
Inpex Corp.	1,509,100	13,080,369
Kosmos Energy Ltd. *	2,061,427	12,801,462
Marathon Oil Corp.	3,735,345	56,104,882
Newfield Exploration Co. *	1,047,882	45,436,164
Occidental Petroleum Corp.	786,120	60,413,322
Parsley Energy, Inc., Class A * †	3,731,116	126,298,277
Phillips 66 #	458,092	35,937,317
PrairieSky Royalty Ltd.	1	14
Rice Energy, Inc. * †	1,823,905	47,968,702
RSP Permian, Inc. * †	598,463	23,369,980
Viper Energy Partners LP	892,322	14,366,384

		612,129,155

Finance—16.5%
Alleghany Corp. *	38,872	20,843,166
Allstate Corp., (The) †	611,576	42,174,281
Ally Financial, Inc. †	1,213,955	24,327,658
American International Group, Inc. †	307,899	18,421,597
Aon PLC	362,944	40,413,814
Bank of America Corp. †	2,815,138	45,436,327
BB&T Corp. †	689,429	26,543,017
Berkshire Hathaway, Inc., Class B * †	313,739	47,214,582
Capital One Financial Corp. †	786,360	56,303,376
Charles Schwab Corp., (The) †	882,049	27,749,262
Chubb Ltd.	316,390	40,159,383
Citigroup, Inc. †	1,234,266	58,923,859
Citizens Financial Group, Inc. †	692,766	17,159,814
Discover Financial Services †	1,125,033	67,501,980
East West Bancorp, Inc.	658,820	24,468,575
Fifth Third Bancorp †	2,535,496	51,115,599
Goldman Sachs Group, Inc., (The) †	131,684	22,315,171
Huntington Bancshares, Inc. †	2,789,718	27,925,077
JPMorgan Chase & Co. †	842,707	56,882,723
MetLife, Inc.	498,350	21,628,390
Morgan Stanley	372,527	11,943,216
Navient Corp. †	2,148,146	30,890,339
Raymond James Financial, Inc.	513,178	29,851,564
SLM Corp. *	3,463,829	25,684,292
State Street Corp. †	281,298	19,758,372
SunTrust Banks, Inc. †	657,293	28,966,903
Synchrony Financial *	1,051,850	29,272,986
TD Ameritrade Holding Corp. †	783,713	25,756,728

	Number of Shares	Value
Finance—(continued)
Travelers Cos., Inc., (The) †	240,062	$28,497,760
Unum Group †	356,134	12,681,932
US Bancorp	535,269	23,632,126
Validus Holdings Ltd.	404,548	20,546,993
Wells Fargo & Co. †	1,039,117	52,787,144
WR Berkley Corp. †	349,533	20,751,774

		1,098,529,780

Health Care—9.9%
AbbVie, Inc. †	476,501	30,543,714
Anthem, Inc. †	211,491	26,453,294
Cardinal Health, Inc. †	334,511	26,650,491
Celgene Corp. *	116,479	12,432,968
CIGNA Corp. †	331,641	42,536,275
DaVita HealthCare Partners, Inc. *	404,456	26,139,991
Express Scripts Holding Co. * †	634,340	46,116,518
Gilead Sciences, Inc. †	465,658	36,498,274
ICON PLC *	60,073	4,613,006
Johnson & Johnson †	497,913	59,420,937
Laboratory Corp. of America Holdings * †	409,608	56,087,623
McKesson Corp. †	234,413	43,277,328
Merck & Co., Inc. †	855,257	53,701,587
Novartis AG—Sponsored ADR	232,916	18,346,793
Pfizer, Inc. †	751,450	26,150,460
Roche Holding AG	65,884	16,082,303
Sanofi—ADR	312,186	12,009,795
St. Jude Medical, Inc. †	219,528	17,105,622
Teva Pharmaceutical Industries Ltd.—Sponsored ADR †	479,687	24,171,428
UnitedHealth Group, Inc.	298,467	40,606,435
Universal Health Services, Inc., Class B	187,508	22,600,339
Zimmer Biomet Holdings, Inc.	137,765	17,855,722

		659,400,903

Real Estate Investment Trusts—0.4%
American Homes 4 Rent, Class A	1	20
Boston Properties, Inc. †	77,233	10,822,660
SL Green Realty Corp.	110,688	13,030,191
Sunstone Hotel Investors, Inc.	1	12

		23,852,883

Technology—19.3%
Alliance Data Systems Corp. *	138,406	28,315,099
Amdocs Ltd.	650,824	39,127,539
Apple, Inc.	294,360	31,231,596
Arrow Electronics, Inc. * †	1,008,517	66,390,674
Avnet, Inc. †	398,730	16,619,066
Broadcom Ltd.	440,021	77,628,505
Brocade Communications Systems, Inc. †	3,200,268	28,738,407
CDW Corp. †	1,399,375	62,482,094
Cisco Systems, Inc. †	693,053	21,789,586
Computer Sciences Corp.	719,690	33,854,218

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—(continued)
CoreLogic, Inc. *	274,152	$11,245,715
EMC Corp. †	2,378,542	68,953,933
EVERTEC, Inc. †	688,058	11,738,269
Fidelity National Information Services, Inc. †	318,145	25,238,443
Flextronics International Ltd. *	5,678,834	75,187,762
Fortive Corp. †	360,792	19,002,888
Harris Corp. †	644,754	59,949,227
Hewlett Packard Enterprise Co. †	3,460,629	74,334,311
Hollysys Automation Technologies, Ltd. *	519,451	11,059,112
HP, Inc. †	3,292,239	47,309,474
Jabil Circuit, Inc. †	2,216,989	46,977,997
Leidos Holdings, Inc. †	767,080	31,074,411
Microsoft Corp. †	1,027,354	59,031,761
ON Semiconductor Corp. *	4,366,804	47,161,483
Oracle Corp. †	1,435,493	59,171,021
PayPal Holdings, Inc. * †	274,933	10,213,761
Qorvo Inc. *	575,176	33,032,358
Samsung Electronics Co., Ltd.	63,212	91,687,035
TE Connectivity Ltd.	478,094	30,392,436
Texas Instruments, Inc. †	733,814	51,029,426
Total System Services, Inc.	274,931	13,540,352

		1,283,507,959

Transportation—0.7%
Delta Air Lines, Inc. †	717,736	26,376,798
United Continental Holdings, Inc. *	457,869	23,081,176

		49,457,974

Utilities—1.0%
AES Corp.	2,353,637	28,408,399
Boardwalk Pipeline Partners, LP	2,306,144	37,428,717

		65,837,116

TOTAL COMMON STOCK—95.5% (Cost $5,428,169,899)		6,362,973,413

TOTAL INVESTMENTS—95.5% (Cost $5,428,169,899)		6,362,973,413

SECURITIES SOLD SHORT—(47.8%)
COMMON STOCK—(47.8%)
Basic Industries—(2.9%)
Air Liquide SA	(122,800)	(13,502,833)
AptarGroup, Inc.	(215,682)	(16,818,882)
Balchem Corp.	(193,993)	(13,585,330)
Ball Corp.	(321,399)	(25,451,587)
Bemis Co., Inc.	(322,462)	(16,961,501)
FMC Corp.	(441,416)	(20,720,067)
Goldcorp, Inc.	(1,105,536)	(16,848,369)
Ingevity Corp. *	(285,499)	(12,670,446)
International Flavors & Fragrances, Inc.	(63,247)	(8,764,769)
NewMarket Corp.	(61,679)	(26,765,602)
Teck Resources Ltd., Class B	(1,128,516)	(18,286,537)

		(190,375,923)

	Number of Shares	Value
Capital Goods—(4.0%)
Actuant Corp., Class A	(659,670)	$(15,719,936)
Airbus Group SE	(235,898)	(13,818,736)
Atlas Copco AB, Class A	(601,954)	(17,061,113)
Axalta Coating Systems Ltd. *	(710,332)	(20,329,702)
Caterpillar, Inc.	(351,802)	(28,830,174)
Deere & Co.	(337,859)	(28,565,978)
Flowserve Corp.	(338,900)	(16,392,593)
Fortune Brands Home & Security, Inc.	(194,125)	(12,338,585)
GEA Group AG	(167,005)	(8,947,639)
MTU Aero Engines Holding AG	(128,063)	(13,007,672)
Rolls Royce Retained Shares ‡	(5,413,725)	0
Rolls-Royce Holdings PLC	(1,757,086)	(17,765,521)
Rotork PLC	(1,494,244)	(3,943,705)
Sun Hydraulics Corp.	(300,619)	(9,265,078)
Toro Co., (The)	(39,687)	(3,855,592)
TOTO Ltd.	(292,100)	(11,111,776)
Wabtec Corp.	(225,598)	(17,283,063)
WW Grainger, Inc.	(82,316)	(18,987,009)
Zodiac Aerospace	(362,950)	(8,273,283)

		(265,497,155)

Communications—(2.8%)
58.Com, Inc.—ADR *	(216,863)	(9,867,267)
CenturyLink, Inc.	(591,390)	(16,440,642)
Cogent Communications Group, Inc.	(611,942)	(21,748,419)
CoStar Group, Inc. *	(66,438)	(13,769,276)
Eutelsat Communications SA	(325,154)	(6,334,415)
Frontier Communications Corp	(3,403,978)	(15,658,299)
SES SA	(588,823)	(13,542,842)
Sprint Corp. *	(6,523,931)	(40,317,894)
Synchronoss Technologies, Inc. *	(382,789)	(15,981,441)
TalkTalk Telecom Group PLC	(3,007,413)	(8,332,753)
Telefonica SA—Sponsored ADR	(905,632)	(9,110,658)
Tribune Media Co., Class A	(495,644)	(18,874,124)

		(189,978,030)

Consumer Durables—(1.4%)
Autoliv, Inc.	(231,989)	(24,632,592)
Cie Financiere Richemont SA, Regestared Shares	(257,964)	(14,869,202)
Dorman Products, Inc. *	(107,429)	(6,775,547)
Ferrari NV	(353,058)	(16,996,212)
Leggett & Platt, Inc.	(165,707)	(8,696,303)
Tesla Motors, Inc. *	(86,233)	(18,282,258)

		(90,252,114)

Consumer Non-Durables—(2.9%)
B&G Foods, Inc.	(610,375)	(28,980,605)
C&C Group PLC	(2,539,839)	(10,737,302)
Colgate-Palmolive Co.	(304,934)	(22,668,794)
Flowers Foods, Inc.	(1,937,131)	(28,882,623)
Luxottica Group SpA	(312,797)	(15,099,102)
McCormick & Co., Inc., non-voting shares	(181,553)	(18,511,144)
Remy Cointreau SA	(197,329)	(17,243,589)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	39

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Non-Durables—(continued)
TreeHouse Foods, Inc. *	(222,279)	$(21,056,490)
Tsingtao Brewery Co., Ltd. Class H	(3,622,000)	(12,113,185)
Under Armour, Inc., Class A *	(419,604)	(16,628,907)

		(191,921,741)

Consumer Services—(8.1%)
Acxiom Corp. *	(856,191)	(22,252,404)
Aramark	(762,499)	(28,921,587)
Bob Evans Farms, Inc.	(458,128)	(18,783,248)
Buffalo Wild Wings, Inc. *	(84,872)	(13,766,238)
Casey’s General Stores, Inc.	(109,686)	(14,402,869)
Cheesecake Factory, Inc., (The)	(340,274)	(17,493,486)
Chipotle Mexican Grill, Inc. *	(33,578)	(13,892,226)
Cimpress NV *	(241,733)	(23,996,835)
Coach, Inc.	(407,669)	(15,564,802)
Dollar Tree, Inc. *	(187,808)	(15,531,722)
Dollarama., Inc.	(229,539)	(16,960,751)
FactSet Research Systems, Inc.	(103,206)	(18,373,764)
Hennes & Mauritz AB, Class B	(771,515)	(23,484,051)
Lululemon Athletica, Inc. *	(238,604)	(18,255,592)
Medidata Solutions, Inc. *	(630,489)	(34,109,455)
Monro Muffler Brake, Inc.	(403,554)	(22,764,481)
Netflix, Inc. *	(195,799)	(19,080,613)
Nord Anglia Education, Inc. *	(609,006)	(12,898,747)
Norwegian Cruise Line Holdings Ltd. *	(204,820)	(7,350,990)
Panera Bread Co., Class A *	(86,070)	(18,690,101)
PriceSmart, Inc.	(285,729)	(23,866,943)
Rollins, Inc.	(502,105)	(14,309,993)
SeaWorld Entertainment, Inc.	(1,323,074)	(17,213,193)
SEEK Ltd.	(1,687,596)	(20,353,967)
Television Francaise 1	(1,612,824)	(15,770,682)
Texas Roadhouse, Inc.	(533,091)	(23,599,939)
Wayfair, Inc., Class A *	(300,587)	(11,575,605)
Whitbread PLC	(183,303)	(10,042,239)
Zillow Group, Inc., Class A *	(747,488)	(25,287,519)

		(538,594,042)

Energy—(3.2%)
Apache Corp.	(309,540)	(15,384,138)
Cabot Oil & Gas Corp.	(856,867)	(21,104,634)
Continental Resources, Inc. *	(336,864)	(16,155,997)
Helmerich & Payne, Inc.	(210,924)	(12,752,465)
Matador Resources Co. *	(1,113,887)	(25,563,707)
Murphy Oil Corp.	(1,161,991)	(31,048,400)
National Oilwell Varco, Inc.	(792,472)	(26,579,511)
Royal Dutch Shell PLC, Class A—ADR	(763,732)	(37,346,495)
Southwestern Energy Co. *	(728,669)	(10,135,786)
Sunoco LP	(167,490)	(4,987,852)
Transocean Ltd.	(967,279)	(9,382,606)

		(210,441,591)

Finance—(7.0%)
Aberdeen Asset Management PLC	(2,409,693)	(10,152,034)
Arch Capital Group Ltd. *	(232,131)	(18,788,683)
BancorpSouth, Inc.	(310,692)	(7,736,231)

	Number of Shares	Value
Finance—(continued)
Bank of East Asia Ltd., (The)	(3,818,136)	$(15,398,955)
Bank of Hawaii Corp.	(85,053)	(6,127,218)
Bankinter SA	(1,627,309)	(11,942,932)
BOK Financial Corp.	(164,481)	(11,360,703)
Canadian Western Bank	(496,474)	(9,968,095)
Community Bank System, Inc.	(259,027)	(12,290,831)
Credit Acceptance Corp. *	(23,703)	(4,732,304)
Cullen/Frost Bankers, Inc.	(151,491)	(11,043,694)
CVB Financial Corp.	(1,120,698)	(19,937,217)
Eaton Vance Corp.	(610,727)	(24,447,402)
Financial Engines, Inc.	(410,715)	(13,130,559)
First Financial Bankshares, Inc.	(709,372)	(25,977,203)
Glacier Bancorp, Inc.	(360,818)	(10,802,891)
Hang Seng Bank Ltd.	(629,300)	(11,021,480)
HDFC Bank Ltd.—ADR	(127,963)	(9,168,549)
Hiscox Ltd	(1,183,502)	(16,228,466)
Home Bancshares, Inc.	(264,880)	(6,198,192)
IBERIABANK Corp.	(158,747)	(10,917,031)
Mercury General Corp.	(286,049)	(15,532,461)
Mobile Mini, Inc.	(350,025)	(10,465,748)
New York Community Bancorp, Inc.	(904,665)	(13,669,488)
Oversea-Chinese Banking Corp. Ltd.	(1,510,623)	(9,509,227)
Prosperity Bancshares, Inc.	(199,848)	(11,085,569)
RLI Corp.	(261,975)	(18,594,986)
Texas Capital Bancshares, Inc. *	(173,467)	(9,110,487)
Trustmark Corp.	(335,285)	(9,508,683)
UMB Financial Corp.	(184,004)	(11,187,443)
United Bankshares, Inc.	(635,365)	(25,033,381)
Valley National Bancorp	(1,068,479)	(10,310,822)
Verisk Analytics, Inc. *	(232,750)	(19,329,888)
Westamerica Bancorporation	(444,734)	(22,610,277)
WisdomTree Investments, Inc.	(1,030,063)	(10,815,662)

		(464,134,792)

Health Care—(3.9%)
AmerisourceBergen Corp.	(171,971)	(14,956,318)
athenahealth, Inc. *	(98,862)	(12,103,675)
Baxter International, Inc.	(234,879)	(10,975,896)
Brookdale Senior Living, Inc. *	(888,118)	(15,284,511)
Coloplast A/S, Class B	(150,156)	(11,418,178)
Cooper Cos., Inc., (The)	(95,579)	(17,770,048)
Edwards Lifesciences Corp. *	(129,534)	(14,917,135)
Elekta AB, Class B	(2,047,201)	(17,491,180)
Henry Schein, Inc. *	(100,059)	(16,388,664)
IDEXX Laboratories, Inc. *	(190,282)	(21,440,976)
Illumina, Inc. *	(75,440)	(12,699,570)
Intuitive Surgical, Inc. *	(27,046)	(18,564,915)
Juno Therapeutics, Inc. *	(523,749)	(15,492,495)
Seattle Genetics, Inc. *	(253,374)	(11,287,812)
Sonova Holding AG	(81,528)	(11,289,607)
Takeda Pharmaceutical Co., Ltd.	(231,500)	(10,207,207)
West Pharmaceutical Services, Inc.	(228,144)	(18,669,024)
Wright Medical Group NV *	(498,706)	(12,347,950)

		(263,305,161)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Real Estate Investment Trusts—(0.6%)
Equinix, Inc.	(116,183)	$(42,830,863)

Technology—(8.8%)
2U Inc. *	(396,274)	(14,004,323)
ACI Worldwide, Inc. *	(1,496,145)	(28,576,370)
Arista Networks, Inc. *	(265,888)	(21,185,956)
Blackbaud, Inc.	(464,917)	(31,321,458)
Cavium, Inc. *	(214,373)	(11,936,289)
Cognex Corp.	(642,059)	(31,948,856)
Dassault Systemes SA	(295,144)	(24,919,626)
Electronics For Imaging, Inc. *	(482,245)	(22,704,095)
F5 Networks, Inc. *	(73,270)	(8,992,427)
Finisar Corp. *	(848,620)	(17,973,772)
Guidewire Software, Inc. *	(455,453)	(28,024,023)
Hexagon AB, Class B	(695,622)	(28,300,719)
Infineon Technologies AG	(703,046)	(11,797,393)
Itron, Inc. *	(988,823)	(47,097,639)
National Instruments Corp.	(1,302,847)	(36,401,545)
NetSuite, Inc. *	(400,990)	(43,667,811)
Nidec Corp.	(72,300)	(6,524,347)
Proofpoint, Inc. *	(276,892)	(21,306,839)
Rockwell Automation, Inc.	(150,384)	(17,434,017)
Telefonaktiebolaget LM Ericsson, Class B	(1,281,678)	(9,128,463)
Unisys, Corp. *	(1,154,790)	(11,663,379)
Veeva Systems, Inc., Class A *	(877,709)	(35,915,852)
ViaSat, Inc. *	(179,367)	(13,459,700)
Wipro Ltd.—ADR	(2,948,507)	(30,428,592)
Workday, Inc., Class A *	(365,427)	(30,984,555)

		(585,698,046)

Transportation—(1.0%)
Heartland Express, Inc.	(755,426)	(14,375,757)
J.B. Hunt Transport Services, Inc.	(111,270)	(8,833,725)
Keikyu Corp.	(631,220)	(5,851,602)
Kintetsu Group Holdings, Co., Ltd.	(957,000)	(3,647,848)
Norwegian Air Shuttle ASA *	(244,880)	(8,895,945)
Old Dominion Freight Line, Inc. *	(150,728)	(10,721,283)
Panalpina Welttransport Holding AG, Registered Shares	(100,625)	$(13,882,059)

		(66,208,219)

	Number of Shares	Value
Utilities—(1.2%)
Kinder Morgan, Inc.	(1,381,191)	(30,179,023)
Ormat Technologies, Inc.	(504,513)	(24,418,429)
Sembcorp Industries Ltd.	(3,028,700)	(6,025,622)
Spectra Energy Corp.	(615,359)	(21,919,088)

		(82,542,162)

TOTAL COMMON STOCK (Proceeds $2,955,855,142)		(3,181,779,839)

TOTAL SECURITIES SOLD SHORT—(47.8%) (Proceeds $2,955,855,142)		(3,181,779,839)

	Number of Contracts
OPTIONS WRITTEN ††—0.0%
Philips 66. Call Options Expires 01/20/17 Strike Price $85	(4,122)	(680,130)

TOTAL OPTIONS WRITTEN (Premiums received $1,595,012)		(680,130)

OTHER ASSETS IN EXCESS OF LIABILITIES—52.3%		3,482,289,963

NET ASSETS—100.0%		$6,662,803,407

ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
*	—Non-income producing.
†	—Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—Security segregated as collateral for options written.
‡

—Security has been valued at fair market value as

determined in good faith by or under the direction of

The RBB Fund, Inc.’s Board of Directors. As of

August 31, 2016, these securities amounted to $0 or 0%

of net assets.

††	—Primary risk exposure is equity contracts.

Contracts For Difference held by the Fund at August 31, 2016, are as follows:

Reference Company	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long

China
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	1,389,911	$15,103,168	$(372,600)
Kweichow Moutai Co., Ltd., Class A	Goldman Sachs	552,020	25,786,482	14,870

				(357,730)

Short

China
First Financial Holding Co., Ltd.	Goldman Sachs	(20,053,550)	(10,565,153)	167,048

Taiwan
Semiconductor Manufacturing International Corp.	Goldman Sachs	(238,736,000)	(24,015,073)	(2,046,022)

				(1,878,974)

				$(2,236,704)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	41

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$463,163,453	$456,350,880	$6,812,573	$—
Capital Goods	760,623,695	554,871,207	205,752,488	—
Communications	368,120,205	324,872,713	43,247,492	—
Consumer Durables	89,151,731	89,151,731	—	—
Consumer Non-Durables	355,151,983	224,140,155	131,011,828	—
Consumer Services	534,046,576	430,496,492	103,550,084	—
Energy	612,129,155	599,048,786	13,080,369	—
Finance	1,098,529,780	1,098,529,780	—	—
Health Care	659,400,903	643,318,600	16,082,303	—
Real Estate Investment Trusts	23,852,883	23,852,883	—	—
Technology	1,283,507,959	1,191,820,924	91,687,035	—
Transportation	49,457,974	49,457,974	—	—
Utilities	65,837,116	65,837,116	—	—
Contracts for difference
Equity Contracts	181,918	—	181,918	—

Total Assets	$6,363,155,331	$5,751,749,241	$611,406,090	$—

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(190,375,923)	$(176,873,090)	$(13,502,833)	$—
Capital Goods	(265,497,155)	(171,567,710)	(93,929,445)	—
Communications	(189,978,030)	(170,100,773)	(19,877,257)	—
Consumer Durables	(90,252,114)	(75,382,912)	(14,869,202)	—
Consumer Non-Durables	(191,921,741)	(147,465,865)	(44,455,876)	—
Consumer Services	(538,594,042)	(468,943,103)	(69,650,939)	—
Energy	(210,441,591)	(210,441,591)	—	—
Finance	(464,134,792)	(389,881,698)	(74,253,094)	—
Health Care	(263,305,161)	(212,898,989)	(50,406,172)	—
Real Estate Investment Trusts	(42,830,863)	(42,830,863)	—	—
Technology	(585,698,046)	(505,027,498)	(80,670,548)	—
Transportation	(66,208,219)	(33,930,765)	(32,277,454)	—
Utilities	(82,542,162)	(76,516,540)	(6,025,622)	—
Options Written
Equity Contracts	(680,130)	(680,130)	—	—
Contracts for difference
Equity Contracts	(2,418,622)	—	(2,418,622)	—

Total Liabilities	$(3,184,878,591)	$(2,682,541,527)	$(502,337,064)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS ALL-CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
RIGHTS—0.0%
Technology—0.0%
CVR Banctec, Inc. Escrow Shares * ‡	14,327	$0

TOTAL RIGHTS (Cost $0)		0

COMMON STOCK—98.5%
Basic Industries—1.2%
Crown Holdings, Inc. *	123,902	6,719,196
Graphic Packaging Holding Co.	367,867	5,275,213
Mosaic Co., (The)	138,985	4,179,279

		16,173,688

Capital Goods—7.2%
CRH PLC — Sponsored ADR (a)	131,896	4,458,085
General Dynamics Corp.	66,673	10,148,964
General Electric Co.	201,894	6,307,169
Huntington Ingalls Industries, Inc.	30,606	5,055,193
Ingersoll-Rand PLC	65,522	4,454,841
Masco Corp.	149,233	5,294,787
Raytheon Co.	154,104	21,594,594
Stanley Black & Decker, Inc.	88,115	10,904,231
Textron, Inc.	118,600	4,844,810
Timken Co.	158,893	5,381,706
United Technologies Corp.	105,012	11,176,427
WESCO International, Inc. * (a)	124,586	7,744,266

		97,365,073

Communications—2.6%
Alphabet, Inc., Class A *	17,605	13,905,309
Comcast Corp., Class A	110,973	7,242,098
IAC/InterActiveCorp.	111,101	6,522,740
NetEase, Inc. — ADR	38,503	8,161,481

		35,831,628

Consumer Durables—2.0%
Brunswick Corp.	67,906	3,122,997
Lear Corp.	62,497	7,267,776
Newell Rubbermaid, Inc.	101,474	5,386,240
Thor Industries, Inc.	133,465	10,830,685

		26,607,698

Consumer Non-Durables—2.6%
Activision Blizzard, Inc.	255,492	10,569,704
Electronic Arts, Inc. *	86,611	7,035,412
PepsiCo, Inc.	109,095	11,645,891
Reynolds American, Inc.	133,495	6,617,347

		35,868,354

Consumer Services—7.7%
Bed Bath & Beyond, Inc.	89,701	4,159,435
Best Buy Co., Inc.	294,889	11,347,329
CVS Health Corp.	145,892	13,626,313
eBay, Inc. *	794,075	25,537,452
Huron Consulting Group, Inc. *	65,833	4,138,262
Interpublic Group of Cos., Inc., (The)	427,190	9,885,177
Lowe’s Cos., Inc.	92,536	7,084,556
ManpowerGroup, Inc.	92,797	6,631,274

	Number of Shares		Value
Consumer Services—(continued)
Office Depot, Inc.	462,947		$1,703,645
Omnicom Group, Inc.	79,187		6,820,376
Robert Half International, Inc.	99,404		3,810,155
Scripps Networks Interactive, Inc., Class A	59,769		3,787,562
Sportsman’s Warehouse Holdings, Inc. *	306,703		3,143,706
TEGNA, Inc.	188,143		3,811,777

			105,487,019

Energy—8.2%
Anadarko Petroleum Corp.	73,465		3,928,174
Canadian Natural Resources Ltd.	241,306		7,492,551
Cimarex Energy Co.	39,928		5,277,683
Diamondback Energy, Inc. *	72,721		6,926,675
Energen Corp.	89,749		5,160,568
EOG Resources, Inc.	57,995		5,131,978
EQT Corp.	89,220		6,379,230
Gulfport Energy Corp. *	129,652		3,708,047
Marathon Oil Corp.	444,725		6,679,770
Newfield Exploration Co. *	252,833		10,962,839
Occidental Petroleum Corp.	173,429		13,328,019
Parsley Energy, Inc., Class A *	268,214		9,079,044
Phillips 66	189,704		14,882,279
PrairieSky Royalty Ltd.	—	^	0
QEP Resources, Inc.	181,604		3,468,636
Rice Energy, Inc. *	263,366		6,926,526
RSP Permian, Inc. *	67,170		2,622,989

			111,955,008

Finance—27.5%
AFLAC, Inc.	201,766		14,967,002
Alleghany Corp. *	17,252		9,250,522
Allstate Corp., (The)	162,633		11,215,172
Ally Financial, Inc.	288,467		5,780,879
American Express Co. #	101,816		6,677,093
American International Group, Inc.	226,926		13,576,983
Aon PLC	65,621		7,306,898
Bank of America Corp.	1,312,680		21,186,655
BB&T Corp.	396,208		15,254,008
Capital One Financial Corp.	258,398		18,501,297
Chubb Ltd.	161,475		20,496,022
Citigroup, Inc.	489,607		23,373,838
FCB Financial Holdings, Inc., Class A *	79,646		3,050,442
Fifth Third Bancorp	999,693		20,153,811
Goldman Sachs Group, Inc., (The)	65,696		11,132,844
JPMorgan Chase & Co.	631,087		42,598,373
Loews Corp.	267,141		11,182,522
MetLife, Inc.	192,605		8,359,057
Navient Corp.	474,236		6,819,514
OneBeacon Insurance Group Ltd., Class A	238,286		3,374,130
Peoples Choice Financial Corp. 144A * ‡	1,465		0
Prudential Financial, Inc.	157,023		12,464,486
Raymond James Financial, Inc.	167,953		9,769,826
SLM Corp. *	312,607		2,317,981

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	43

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
State Street Corp.	148,663	$10,442,089
Torchmark Corp.	88,516	5,725,215
Travelers Cos., Inc., (The)	125,459	14,893,238
Wells Fargo & Co.	240,726	12,228,881
White Mountains Insurance Group Ltd.	18,379	15,144,664
WR Berkley Corp.	205,001	12,170,909
XL Group Ltd.	164,637	5,635,525

		375,049,876

Health Care—19.5%
AbbVie, Inc.	119,756	7,676,360
Allscripts Healthcare Solutions, Inc. *	232,268	2,998,580
Amgen, Inc.	76,440	12,999,386
Anthem, Inc.	29,007	3,628,196
Cardinal Health, Inc.	112,049	8,926,944
Cigna Corp.	80,283	10,297,098
Express Scripts Holding Co. *	149,105	10,839,934
Gilead Sciences, Inc.	317,400	24,877,812
Johnson & Johnson	217,558	25,963,372
Laboratory Corp. of America Holdings *	95,966	13,140,624
McKesson Corp.	108,414	20,015,393
Medtronic PLC	162,098	14,107,389
Merck & Co., Inc.	485,173	30,464,013
Novartis AG — Sponsored ADR	202,952	15,986,529
Perrigo Co., PLC	49,009	4,459,329
Pfizer, Inc.	363,107	12,636,124
Sanofi — ADR	198,446	7,634,218
St. Jude Medical, Inc.	270,584	21,083,905
Teva Pharmaceutical Industries, Ltd. — Sponsored ADR	181,264	9,133,893
UnitedHealth Group, Inc.	69,953	9,517,106

		266,386,205

Real Estate Investment Trusts—0.0%
TMST, Inc. ‡	191,097	0

Technology—20.0%
Alliance Data Systems Corp. *	9,921	2,029,638
Amdocs Ltd.	122,642	7,373,237
Arrow Electronics, Inc. *	158,293	10,420,428
Avnet, Inc.	96,179	4,008,741
Cisco Systems, Inc.	758,792	23,856,420
Computer Sciences Corp.	292,155	13,742,971
CSRA, Inc.	101,447	2,575,739
EMC Corp.	899,012	26,062,358
Fidelity National Information Services, Inc.	88,895	7,052,040
Flextronics International Ltd. *	699,341	9,259,275
Fortive Corp.	131,662	6,934,638
Hewlett Packard Enterprise Co.	1,227,915	26,375,614
HP, Inc.	577,945	8,305,070
Jabil Circuit, Inc.	691,150	14,645,469
Leidos Holdings, Inc.	82,585	3,345,518
Linear Technology Corp.	81,324	4,736,310
Microsemi Corp. *	113,172	4,522,353

	Number of Shares	Value
Technology—(continued)
Microsoft Corp.	325,440	$18,699,782
ON Semiconductor Corp. *	772,923	8,347,568
Oracle Corp.	340,925	14,052,929
PayPal Holdings, Inc. *	85,902	3,191,259
Qorvo Inc. *	260,702	14,972,116
Symantec Corp.	643,422	15,525,773
TE Connectivity Ltd.	171,836	10,923,615
Texas Instruments, Inc.	60,562	4,211,481
Total System Services, Inc.	155,222	7,644,684

		272,815,026

TOTAL COMMON STOCK (Cost $1,081,219,310)		1,343,539,575

SECURITIES LENDING COLLATERAL—0.4%
BlackRock Liquidity TempFund, Institutional Shares	5,417,919	5,417,919

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,417,919)		5,417,919

TOTAL INVESTMENTS—98.9% (Cost $1,086,637,229)		1,348,957,494

	Number of Contracts
OPTIONS WRITTEN ††—0.0%
American Express Co. Call Options Expires 01/20/2017 Strike Price $62.50	(1,017)	(508,500)

TOTAL OPTIONS WRITTEN (Premiums received $649,870)		(508,500)

OTHER ASSETS IN EXCESS OF LIABILITIES—1.1%		15,611,188

NET ASSETS—100.0%		$1,364,060,182

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2016, these securities amounted to $0 or 0.0% of net assets. These 144A securities have been deemed illiquid.
*	—	Non-income producing.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2016, these securities amounted to $0 or 0% of net assets.
#	—	Security segregated as collateral for options written.
(a)	—	All or a portion of the security is on loan. At August 31, 2016, the market value of securities on loan was $5,247,102.
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Rights	$—	$—	$—	$—
Common Stock *	1,343,539,575	1,343,539,575	—	—
Securities Lending Collateral	5,417,919	5,417,919	—	—

Total Assets	$1,348,957,494	$1,348,957,494	$—	$—

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Options Written
Equity Contracts	$(508,500)	$(508,500)	$—	$—

Total Liabilities	$(508,500)	$(508,500)	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	45

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

WPG PARTNERS SMALL/MICRO CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—95.4%
Basic Industries—2.5%
Allegheny Technologies, Inc. (a)	11,200	$191,072
Schweitzer-Mauduit International, Inc.	11,000	432,080
Westmoreland Coal Co. *	29,100	223,197

		846,349

Capital Goods—11.4%
Carpenter Technology Corp.	4,300	156,004
Engility Holdings, Inc. *	6,200	186,000
FreightCar America, Inc.	36,000	518,400
Great Lakes Dredge & Dock Corp. *	169,300	653,498
KBR, Inc.	22,700	333,236
KEYW Holding Corp., (The) *	15,800	157,526
Landec Corp. *	20,600	266,976
Matrix Service Co. *	15,800	292,142
NN, Inc.	10,200	181,050
Orion Group Holdings, Inc. *	38,500	229,460
Primoris Services Corp.	2,700	51,894
SiteOne Landscape, Inc. *	3,900	149,136
Sterling Construction Co., Inc. *	30,000	193,500
Tutor Perini Corp. *	17,600	408,144
Woodward Inc.	1,300	81,536

		3,858,502

Communications—0.3%
Bazaarvoice, Inc. *	5,400	21,600
Ooma Inc. *	10,300	89,919

		111,519

Consumer Durables—3.2%
Century Communities Inc. *	20,000	393,800
Libbey, Inc.	38,100	675,513

		1,069,313

Consumer Non-Durables—3.6%
Callaway Golf Co.	13,200	150,744
Crocs, Inc. *	22,200	191,808
Freshpet, Inc. * (a)	21,100	221,761
Matthews International Corp., Class A	6,300	387,513
Sequential Brands Group, Inc. *	39,000	284,310

		1,236,136

Consumer Services—7.4%
AMN Healthcare Services, Inc. *	2,400	86,952
ARC Document Solutions, Inc. *	71,300	240,994
Del Taco Restaurants, Inc. *	16,100	180,803
Destination XL Group, Inc. *	14,200	65,746
ICF International, Inc. *	17,900	749,115
InnerWorkings, Inc. *	28,300	251,021
Korn/Ferry International	7,300	174,032
Lumber Liquidators Holdings, Inc. * (a)	12,400	195,424
MDC Partners, Inc., Class A	26,100	322,074
Titan Machinery, Inc. *	23,100	247,401

		2,513,562

	Number of Shares	Value
Energy—6.3%
Approach Resources, Inc. * (a)	34,900	$115,868
Bill Barrett Corp. *	19,700	130,808
Eclipse Resources Corp. *	52,700	179,707
Flotek Industries, Inc. * (a)	7,800	120,900
Gulfport Energy Corp. *	18,400	526,240
Newpark Resources, Inc. *	22,400	158,144
Pacific Ethanol, Inc. * (a)	31,400	202,844
Synergy Resources Corp. *	26,100	170,955
TETRA Technologies, Inc. *	86,300	522,115

		2,127,581

Finance—26.4%
Central Pacific Financial Corp.	19,000	486,210
CNO Financial Group, Inc.	20,600	334,750
Customers Bancorp, Inc *	26,200	700,588
FBR & Co.	18,700	264,231
First Foundation, Inc. *	12,000	300,600
FNFV Group *	23,300	300,337
Fulton Financial Corp.	27,200	393,312
Hanover Insurance Group, Inc., (The)	2,300	179,860
Investors Bancorp, Inc.	20,500	251,125
Kearny Financial Corp.	17,500	239,575
Kemper Corp.	18,100	677,845
Kennedy-Wilson Holdings, Inc.	27,600	608,856
Maiden Holdings Ltd.	29,100	401,871
Meridian Bancorp, Inc.	35,100	548,262
National Bank Holdings Corp., Class A	26,100	624,834
Northfield Bancorp, Inc.	33,700	535,493
Popular, Inc.	21,300	837,303
Real Industry, Inc. *	29,300	201,291
State Bank Financial Corp.	28,100	647,986
United Community Banks, Inc.	19,400	407,012

		8,941,341

Health Care—4.4%
Accuray, Inc. * (a)	142,000	756,860
Invacare Corp.	7,600	90,212
Trinity Biotech PLC — Sponsored ADR * (a)	47,200	633,424

		1,480,496

Real Estate Investment Trusts—10.6%
CareTrust REIT, Inc.	8,100	120,366
CatchMark Timber Trust, Inc., Class A	35,800	418,860
Cedar Realty Trust, Inc.	61,900	468,583
Colony Starwood Homes (a)	18,400	570,400
Equity Commonwealth *	20,000	625,800
FelCor Lodging Trust, Inc.	14,900	105,939
Geo Group, Inc., (The)	19,300	386,772
Gramercy Property Trust, Inc.	57,700	558,536
Seritage Growth Properties (a)	4,400	195,800
Two Harbors Investment Corp.	17,500	155,750

		3,606,806

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—10.5%
Aerohive Networks, Inc. *	32,200	$213,486
Applied Micro Circuits Corp. *	39,200	273,616
Babcock & Wilcox Enterprises, Inc. *	10,400	170,040
CIBER, Inc. *	165,000	199,650
Digi International, Inc. *	22,000	252,340
Exar Corp. *	87,800	798,980
Generac Holdings, Inc. * (a)	6,500	242,450
Mercury Systems, Inc. *	3,300	74,844
Plantronics, Inc.	1,700	86,105
QAD, Inc., Class A	8,200	189,994
SuperCom Ltd. * (a)	30,200	99,056
Ultratech, Inc. *	11,200	280,112
Viavi Solutions Inc. *	23,500	182,830
Vocera Communications, Inc. *	16,100	262,430
Xcerra Corp. *	42,100	246,706

		3,572,639

Transportation—3.7%
Air Transport Services Group, Inc. *	11,500	166,520
Ardmore Shipping Corp. (a)	19,500	140,790
Celadon Group, Inc.	16,500	128,865
Rand Logistics, Inc. *	22,200	19,980
Scorpio Tankers, Inc. (a)	80,700	394,623
Spirit Airlines, Inc. *	6,300	251,937
StealthGas, Inc. *	43,700	154,698

		1,257,413

	Number of Shares	Value
Utilities—5.1%
ALLETE Inc.	5,200	$308,360
Cadiz, Inc. * (a)	16,800	130,536
Chesapeake Utilities Corp.	2,600	165,490
Covanta Holding Corp.	12,800	190,592
NorthWestern Corp.	4,200	242,844
PNM Resources, Inc.	7,900	251,141
Portland General Electric Co.	5,900	248,449
South Jersey Industries, Inc.	6,700	198,856

		1,736,268

TOTAL COMMON STOCK (Cost $28,603,917)		32,357,925

SECURITIES LENDING COLLATERAL—10.0%
BlackRock Liquidity TempFund, Institutional Shares	3,389,405	3,389,405

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,389,405)		3,389,405

TOTAL INVESTMENTS—105.4% (Cost $31,993,322)		35,747,330

LIABILITIES IN EXCESS OF OTHER ASSETS—(5.4)%		(1,818,186)

NET ASSETS—100.0%		$33,929,144

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income Producing
(a)	—	All or a portion of the security is on loan. At August 31, 2016, the market value of securities on loan was $3,208,419.

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$32,357,925	$32,357,925	$—	$—
Securities Lending Collateral	3,389,405	3,389,405	—	—

Total Assets	$35,747,330	$35,747,330	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	47

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
PREFERRED STOCK—0.7%
South Korea—0.7%
Samsung Electronics Co., Ltd.	2,283	$2,707,569

		2,707,569

TOTAL PREFERRED STOCK (Cost $2,256,392)		2,707,569

COMMON STOCK—97.2%
Australia—0.6%
Australia & New Zealand Banking Group Ltd.	128,265	2,587,931

Bermuda—0.7%
Validus Holdings Ltd.	54,966	2,791,723

Canada—1.4%
Barrick Gold Corp.	90,224	1,534,710
Canadian Natural Resources Ltd.	75,399	2,341,773
Cenovus Energy Inc.	137,641	1,988,941

		5,865,424

France—5.8%
Bollore SA	453,693	1,642,307
Cap Gemini SA	49,888	4,874,529
Havas SA	323,274	2,706,271
Safran SA	91,611	6,422,952
Teleperformance SA	46,797	4,855,239
Vinci SA	46,505	3,533,311

		24,034,609

Germany—8.4%
Allianz SE, Registered Shares	18,000	2,675,824
Aurelius AG	67,906	3,830,664
Bayer AG, Registered Shares	32,236	3,441,223
Henkel AG & Co. KGaA	18,483	2,071,038
KION Group AG	63,988	3,641,405
Merck KGaA	64,166	6,743,771
Muenchener Rueckversicherungs AG, Registered Shares	16,346	2,951,775
NORMA Group AG	30,622	1,638,974
ProSiebenSat.1 Media SE	46,415	2,002,635
Siemens AG, Registered Shares	49,974	5,961,730

		34,959,039

Hong Kong—1.2%
WH Group Ltd. 144A	6,296,000	4,942,924

India—0.5%
ICICI Bank Ltd. — Sponsored ADR	269,663	2,068,315

Ireland—4.5%
CRH PLC	190,100	6,383,604
Greencore Group PLC	332,752	1,535,146
Ingersoll-Rand PLC	87,733	5,964,967
Medtronic PLC	54,601	4,751,925

		18,635,642

	Number of Shares	Value
Italy—0.4%
Prysmian SpA	69,455	$1,715,871

Japan—8.7%
Astellas Pharma, Inc.	280,900	4,287,496
Coca-Cola West Co., Ltd.	75,300	1,707,841
DeNA Co., Ltd.	119,100	3,539,080
Horiba Ltd.	45,300	2,107,606
Inpex Corp.	208,100	1,803,741
Lintec Corp.	88,500	1,663,666
Matsumotokiyoshi Holdings Co., Ltd.	52,000	2,292,414
Meitec Corp.	22,200	713,200
Nippon Telegraph & Telephone Corp.	96,200	4,229,825
Nippon Television Holdings, Inc.	140,700	2,274,223
NSK Ltd.	263,100	2,720,287
Resona Holdings, Inc.	658,800	3,017,122
Shinsei Bank Ltd.	1,318,000	2,106,274
Tokio Marine Holdings Inc.	96,200	3,789,291

		36,252,066

Netherlands—2.8%
Koninklijke Ahold NV	257,147	6,173,258
LyondellBasell Industries NV, Class A	19,592	1,545,613
Randstad Holding NV	82,074	3,883,112

		11,601,983

Singapore—1.1%
Flextronics International Ltd. *	334,375	4,427,125

South Korea—2.1%
Samsung Electronics Co., Ltd.	4,608	6,683,760
SK Hynix, Inc.	68,680	2,239,357

		8,923,117

Switzerland—2.3%
Dufry AG, Registered Shares *	9,490	1,110,419
Georg Fischer AG, Registered Shares	5,385	4,333,938
Roche Holding AG, Participation Certificate	17,513	4,274,928

		9,719,285

Taiwan—0.9%
Hon Hai Precision Industry Co., Ltd.	599,000	1,656,881
Pegatron Corp.	845,000	2,038,798

		3,695,679

United Kingdom—6.6%
Babcock International Group PLC	243,177	3,342,044
BAE Systems PLC	306,931	2,168,923
Berendsen PLC	108,552	1,748,222
Imperial Brands PLC	105,758	5,547,342
ITV PLC	737,961	1,944,200
Liberty Global PLC LiLAC, Class C *	64,861	1,852,430

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United Kingdom—(continued)
Liberty Global PLC, Series C *	33,595	$1,035,734
Rightmove PLC	26,130	1,407,374
Standard Chartered PLC *	124,926	1,052,967
Vodafone Group PLC	1,200,726	3,623,365
WPP PLC	168,072	3,880,429

		27,603,030

United States—49.2%
Activision Blizzard, Inc.	53,472	2,212,137
Allstate Corp., (The)	37,566	2,590,551
Alphabet, Inc., Class C *	17,140	13,147,237
Amgen, Inc.	12,190	2,073,031
Apple, Inc.	20,005	2,122,531
Bank of America Corp.	352,802	5,694,224
Berkshire Hathaway, Inc., Class B *	61,897	9,314,880
Berry Plastics Group, Inc. *	181,713	8,247,953
Brunswick Corp.	85,597	3,936,606
Builders FirstSource, Inc. *	105,267	1,446,369
Capital One Financial Corp.	35,484	2,540,654
Chubb Ltd.	47,626	6,045,168
CIGNA Corp.	12,923	1,657,504
Cisco Systems, Inc.	53,811	1,691,818
Comcast Corp., Class A	171,059	11,163,310
Computer Sciences Corp.	58,685	2,760,542
CVS Health Corp.	58,747	5,486,970
Diamondback Energy, Inc. *	42,152	4,014,978
Dow Chemical Co., (The)	37,507	2,011,875
eBay, Inc. *	118,799	3,820,576
EQT Corp.	63,598	4,547,257
FedEx Corp.	12,526	2,065,913
Fifth Third Bancorp	229,063	4,617,910
Graphic Packaging Holding Co.	169,001	2,423,474
Hewlett Packard Enterprise Co.	194,954	4,187,612
Honeywell International, Inc.	18,020	2,103,114
Huntington Bancshares, Inc.	195,830	1,960,258
Johnson & Johnson	63,253	7,548,613
Laboratory Corp. of America Holdings *	37,585	5,146,514
Leidos Holdings, Inc.	56,626	2,293,919
Loews Corp.	103,805	4,345,277
Marathon Oil Corp.	177,437	2,665,104
McKesson Corp.	15,118	2,791,085
Merck & Co., Inc.	107,566	6,754,069
Minerals Technologies, Inc.	13,882	979,653
Northrop Grumman Corp.	8,259	1,751,486
Occidental Petroleum Corp.	7,815	600,583
Oracle Corp.	38,065	1,569,039
Parsley Energy, Inc., Class A *	168,221	5,694,281
PayPal Holdings, Inc. *	40,872	1,518,395
Pfizer, Inc.	133,171	4,634,351
Phillips 66	24,924	1,955,288
PPG Industries, Inc.	22,636	2,396,700
PulteGroup, Inc.	207,018	4,423,975
Qorvo, Inc. *	42,868	2,461,909
Raytheon Co.	34,785	4,874,422
SunTrust Banks, Inc.	67,573	2,977,942
Tenneco, Inc. *	54,895	3,064,788

	Number of Shares	Value
United States—(continued)
United Parcel Service, Inc., Class B	54,064	$5,904,870
United Technologies Corp.	23,182	2,467,260
Unum Group	49,293	1,755,324
Wells Fargo & Co.	41,599	2,113,229
WestRock Co.	87,053	4,169,839
WR Berkley Corp.	64,093	3,805,201

		204,547,568

TOTAL COMMON STOCK (Cost $360,754,158)		404,371,331

TOTAL INVESTMENTS—97.9% (Cost $363,010,550)		407,078,900

OTHER ASSETS IN EXCESS OF LIABILITIES—2.1%		8,920,199

NET ASSETS—100.0%		$415,999,099

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2016, these securities amounted to $4,942,924 or 1.2% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	49

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Australia	$2,587,931	$—	$2,587,931	$—
Bermuda	2,791,723	2,791,723	—	—
Canada	5,865,424	5,865,424	—	—
France	24,034,609	—	24,034,609	—
Germany	34,959,039	—	34,959,039	—
Hong Kong	4,942,924	—	4,942,924	—
India	2,068,315	2,068,315	—	—
Ireland	18,635,642	10,716,892	7,918,750	—
Italy	1,715,871	—	1,715,871	—
Japan	36,252,066	—	36,252,066	—
Netherlands	11,601,983	1,545,613	10,056,370	—
Singapore	4,427,125	4,427,125	—	—
South Korea	8,923,117	—	8,923,117	—
Switzerland	9,719,285	—	9,719,285	—
Taiwan	3,695,679	—	3,695,679	—
United Kingdom	27,603,030	2,888,164	24,714,866	—
United States	204,547,568	204,547,568	—	—
Preferred Stock	2,707,569	—	2,707,569	—

Total Assets	$407,078,900	$234,850,824	$172,228,076	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL LONG/SHORT FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares		Value
LONG POSITIONS—90.8%
COMMON STOCK—89.5%
Australia—0.7%
Australia & New Zealand Banking Group Ltd.	299,899		$6,050,895

			6,050,895

Canada—0.9%
Barrick Gold Corp. †	204,325		3,475,568
Cenovus Energy Inc.	165,429		2,390,483
PrairieSky Royalty Ltd.	—	^	2
Stornoway Diamond Corp. *	2,622,600		2,239,829

			8,105,882

France—5.5%
Bollore SA	1,347,796		4,878,838
Cap Gemini SA †	120,743		11,797,732
Havas SA	766,786		6,419,107
Safran SA †	144,025		10,097,757
Teleperformance †	69,284		7,188,289
Vinci SA	107,591		8,174,442

			48,556,165

Germany—5.2%
Aurelius AG †	101,427		5,721,627
KION Group AG †	76,432		4,349,563
Merck KGaA †	84,314		8,861,302
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	24,772		4,473,349
Norma Group SE	78,538		4,203,572
ProSiebenSat.1 Media SE	102,301		4,413,908
Siemens AG, Registered Shares	115,181		13,740,705

			45,764,026

Hong Kong—2.0%
NewOcean Energy Holdings Ltd.	10,453,101		3,094,482
WH Group Ltd. 144A	18,361,500		14,415,423

			17,509,905

India—1.4%
ICICI Bank Ltd. — Sponsored ADR	580,864		4,455,227
Videocon d2h Ltd. ADR * †	844,701		8,244,282

			12,699,509

Ireland—3.4%
CRH PLC †	250,243		8,403,220
Greencore Group PLC †	445,695		2,056,206
Ingersoll-Rand PLC †	137,307		9,335,503
Medtronic PLC †	117,015		10,183,816

			29,978,745

Japan—9.2%
Amano Corp.	389,833		5,608,748
Astellas Pharma Inc.	598,800		9,139,740
Chiba Bank, Ltd.	616,000		3,658,844
Coca-Cola West Co., Ltd.	81,800		1,855,265
cocokara fine Inc.	117,200		3,958,353
DeNA Co. Ltd.	270,700		8,043,903

	Number of Shares	Value
Japan—(continued)
Haseko Corp.	422,100	$4,000,876
Horiba Ltd.	120,900	5,624,934
Inpex Corp.	557,153	4,829,214
Lintec Corp.	146,964	2,762,701
Nippon Telegraph & Telephone Corp.	206,896	9,097,025
NSK Ltd.	595,300	6,155,023
Resona Holdings, Inc.	1,567,600	7,179,175
Shinsei Bank Ltd.	2,863,000	4,575,313
Tokio Marine Holdings Inc.	132,200	5,207,321

		81,696,435

Netherlands—2.4%
Koninklijke Ahold Delhaize NV †	592,459	14,223,014
Randstad Holding NV	146,647	6,938,211

		21,161,225

Russia—0.4%
PhosAgro OAO — GDR	264,114	3,539,128

		3,539,128

Singapore—0.5%
Flextronics International Ltd. * †	323,691	4,285,669

		4,285,669

South Korea—1.6%
Samsung Electronics Co., Ltd.	4,965	7,201,578
SK Hynix, Inc.	228,270	7,442,895

		14,644,473

Switzerland—3.0%
Chubb Ltd. †	104,412	13,253,015
Georg Fischer AG, Registered Shares †	4,910	3,951,650
Roche Holding AG †	36,687	8,955,307

		26,159,972

Taiwan—0.7%
Pegatron Corp.	2,483,000	5,990,929

		5,990,929

Turkey—0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,001,492	1,969,056

		1,969,056

United Kingdom—5.8%
Babcock International Group PLC	497,929	6,843,167
BAE Systems PLC †	628,473	4,441,093
Coca-Cola European Partners PLC *	84,375	3,244,219
Imperial Tobacco Group PLC †	243,401	12,767,153
ITV PLC	1,677,149	4,418,544
Liberty Global PLC LiLAC, Class C * †	135,900	3,881,304
Rightmove PLC	65,797	3,543,858

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	51

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United Kingdom—(continued)
Vodafone Group PLC †	2,441,876	$7,368,714
WPP PLC †	222,170	5,129,438

		51,637,490

United States—46.6%
Activision Blizzard, Inc. †	108,613	4,493,320
Alphabet, Inc., Class C * †	32,108	24,628,441
Amgen, Inc. †	25,832	4,392,990
Bank of America Corp. †	759,943	12,265,480
Berkshire Hathaway, Inc., Class B * †	177,244	26,673,450
Berry Plastics Group, Inc. * †	423,688	19,231,198
Boardwalk Pipeline Partners LP †	424,933	6,896,663
Brunswick Corp. †	198,604	9,133,798
Builders FirstSource, Inc. * †	179,591	2,467,580
California Resources Corp.	—	1
Capital One Financial Corp. †	80,972	5,797,595
Cigna Corp.	27,391	3,513,170
Cisco Systems, Inc. †	123,540	3,884,098
Comcast Corp., Class A †	260,628	17,008,583
Computer Sciences Corp.	120,280	5,657,971
CVS Health Corp. †	112,440	10,501,896
Diamondback Energy, Inc. * † #	109,412	10,421,493
Dow Chemical Co., (The) †	124,641	6,685,743
eBay, Inc. * †	161,114	5,181,426
EQT Corp.	162,121	11,591,652
FedEx Corp. †	28,564	4,711,061
Fifth Third Bancorp †	519,152	10,466,104
Gener8 Maritime Inc. * †	715,002	3,582,160
Graphic Packaging Holding Co. †	396,031	5,679,085
Gulfport Energy Corp. *	30,864	882,710
Hewlett Packard Enterprise Co. †	279,718	6,008,343
Honeywell International, Inc. †	38,548	4,498,937
International Speedway Corp., Class A †	202,707	6,748,116
Johnson & Johnson †	138,922	16,578,952
Laboratory Corp. of America Holdings * †	79,825	10,930,437
Leidos Holdings Inc.	118,646	4,806,349
Loews Corp. †	253,040	10,592,254
Marathon Oil Corp.	465,154	6,986,613
McKesson Corp. †	38,138	7,041,038
Merck & Co., Inc. †	208,595	13,097,680
Minerals Technologies, Inc.	31,057	2,191,692
Nomad Foods Ltd. *	503,953	5,891,211
Northrop Grumman Corp.	9,911	2,101,826
Oracle Corp.	87,698	3,614,912
Parsley Energy, Inc., Class A * †	312,511	10,578,497
PayPal Holdings, Inc. * †	97,619	3,626,546
Pfizer, Inc. †	280,536	9,762,653
Phillips 66 † #	69,071	5,418,620
PulteGroup, Inc. †	365,205	7,804,431
Qorvo Inc. *	89,816	5,158,133
Raytheon Co.	58,869	8,249,313
Rice Energy, Inc. *	89,890	2,364,107
SunTrust Banks, Inc. †	162,176	7,147,096
Tenneco, Inc. * †	124,951	6,976,014
United Parcel Service, Inc., Class B	38,888	4,247,347

	Number of Shares	Value
United States—(continued)
United Technologies Corp. †	55,799	$5,938,688
Viper Energy Partners LP †	225,332	3,627,845
Wells Fargo & Co. †	88,176	4,479,341
WestRock Co †	152,835	7,320,797
WR Berkley Corp.	49,281	2,925,813

		412,461,269

TOTAL COMMON STOCK (Cost $705,493,475)		792,210,773

PREFERRED STOCKS—1.3%
South Korea—1.3%
Samsung Electronics Co., Ltd. —Pref	9,356	11,095,934

TOTAL PREFERRED STOCK (Cost $9,198,648)		11,095,934

OPTIONS PURCHASED††—0.0%
iShares MSCI Japan Exchange Traded Fund Put Options Expires 09/16/16 Strike Price $12.00	58,085	290,425

TOTAL OPTIONS PURCHASED (Cost $2,029,490)		290,425

TOTAL INVESTMENTS—90.8% (Cost $716,721,613)		803,597,132

SECURITIES SOLD SHORT—(41.6%)
COMMON STOCK—(41.6%)
Australia—(0.1%)
Blackmores Ltd.	(6,045)	(559,487)

		(559,487)

Bermuda—(0.4%)
Arch Capital Group Ltd. *	(43,684)	(3,535,783)

		(3,535,783)

Canada—(0.3%)
Goldcorp, Inc.	(69,466)	(1,058,662)
Teck Resources Ltd., Class B	(109,544)	(1,775,057)

		(2,833,719)

Denmark—(0.5%)
Coloplast A/S, Class B	(22,973)	(1,746,915)
Pandora A/S	(24,323)	(3,028,698)

		(4,775,613)

Finland—(0.8%)
Stora Enso OYJ	(352,367)	(3,110,002)
Wartsila OYJ	(106,033)	(4,363,312)

		(7,473,314)

France—(1.7%)
Aeroports de Paris	(33,365)	(3,447,168)
Air Liquide SA	(15,548)	(1,709,626)
Essilor International SA	(23,706)	(3,019,692)
Ingenico Group SA	(34,615)	(3,733,874)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
France—(continued)
Korian SA	(195)	$(6,984)
Societe Television Francaise 1	(362,995)	(3,549,475)

		(15,466,819)

Germany—(0.6%)
Axel Springer SE	(24,070)	(1,225,113)
GEA Group AG	(76,321)	(4,089,056)

		(5,314,169)

Hong Kong—(0.3%)
Bank of East Asia Ltd. (The)	(571,211)	(2,303,756)

		(2,303,756)

Ireland—(0.3%)
Smurfit Kappa Group PLC	(102,137)	(2,520,989)

		(2,520,989)

Italy—(0.3%)
Luxottica Group SpA	(45,524)	(2,197,500)

		(2,197,500)

Japan—(3.7%)
Aozora Bank Ltd.	(1,130,000)	(4,002,196)
Hisamitsu Pharmaceutical Co., Inc.	(52,800)	(2,364,715)
Marubeni Corp.	(472,600)	(2,358,416)
Mitsui O.S.K. Lines, Ltd.	(1,034,000)	(2,394,236)
Miura Co., Ltd.	(111,900)	(2,113,820)
Murata Manufacturing Co., Ltd.	(21,700)	(2,926,325)
Nidec Corp.	(31,900)	(2,878,654)
Pigeon Corp.	(129,200)	(3,436,410)
Sanrio Co., Ltd.	(68,300)	(1,272,503)
Shimano, Inc.	(32,500)	(4,734,411)
TOTO Ltd.	(55,000)	(2,092,255)
Unicharm Corp.	(79,800)	(1,939,328)

		(32,513,269)

Netherlands—(1.1%)
Airbus Group SE	(81,017)	(4,745,918)
Ferrari NV	(51,437)	(2,476,177)
Gemalto NV	(41,974)	(2,931,859)

		(10,153,954)

Singapore—(1.4%)
ComfortDelGro Corp. Ltd.	(1,492,800)	(3,096,751)
DBS Group Holdings Ltd.	— ^	(3)
Keppel Corp. Ltd.	(993,200)	(3,765,715)
Oversea-Chinese Banking Corp. Ltd.	— ^	(2)
Sembcorp Industries Ltd.	(1,516,800)	(3,017,686)
Sembcorp Marine Ltd.	(2,690,700)	(2,509,250)

		(12,389,407)

Sweden—(0.8%)
Autoliv, Inc.	(24,652)	(2,617,549)
Svenska Cellulosa AB, Class B	(134,672)	(4,139,230)

		(6,756,779)

	Number of Shares	Value
Switzerland—(2.4%)
Chocoladefabriken Lindt & Spruengli AG Registered Shares	(83)	$(5,712,236)
Cie Financiere Richemont	(99,240)	(5,720,254)
Nestle SA	(60,125)	(4,791,531)
SGS SA, Registered Shares	(1,598)	(3,514,804)
Transocean Ltd.	(141,390)	(1,371,483)

		(21,110,308)

United Kingdom—(3.1%)
Aggreko PLC	(109,478)	(1,465,245)
CNH Industrial NV	(225,138)	(1,648,010)
Essentra PLC	(392,237)	(2,658,196)
GW Pharmaceuticals PLC — ADR *	(23,784)	(1,944,342)
Ocado Group PLC *	(765,933)	(3,065,645)
Pearson PLC	(384,130)	(4,368,194)
PZ Cussons PLC	(395,799)	(1,741,135)
Regus PLC	(904,187)	(3,559,497)
Rolls-Royce Holdings PLC	(216,677)	(2,190,775)
Rotork PLC	(349,270)	(921,816)
Spirax-Sarco Engineering PLC	(70,928)	(4,036,248)

		(27,599,103)

United States—(23.8%)
ACI Worldwide, Inc. *	(175,588)	(3,353,731)
Air Products & Chemicals, Inc.	(25,106)	(3,906,996)
ANSYS, Inc. *	(24,146)	(2,296,043)
AptarGroup, Inc.	(45,302)	(3,532,650)
Automatic Data Processing, Inc.	(36,922)	(3,315,965)
AutoZone, Inc. *	(3,479)	(2,580,722)
Axalta Coating Systems Ltd. *	(108,171)	(3,095,854)
Ball Corp.	(27,889)	(2,208,530)
Bemis Co., Inc.	(84,635)	(4,451,801)
Blackbaud, Inc.	(25,959)	(1,748,858)
BlackRock, Inc.	(6,415)	(2,391,576)
Buffalo Wild Wings, Inc. *	(13,429)	(2,178,184)
Caterpillar, Inc.	(51,775)	(4,242,961)
Cheesecake Factory, Inc. (The)	(33,439)	(1,719,099)
Chipotle Mexican Grill, Inc. *	(7,711)	(3,190,272)
Cogent Communications Holdings, Inc.	(82,875)	(2,945,377)
Cognex Corp.	(51,683)	(2,571,746)
Colgate-Palmolive Co.	(42,384)	(3,150,827)
Continental Resources, Inc. *	(85,159)	(4,084,226)
Dollar Tree, Inc. *	(32,400)	(2,679,480)
FactSet Research Systems, Inc.	(25,219)	(4,489,739)
First Financial Bankshares, Inc.	(115,875)	(4,243,342)
Guidewire Software, Inc. *	(48,823)	(3,004,079)
Heartland Express, Inc.	(226,422)	(4,308,811)
Hill-Rom Holdings, Inc.	(51,738)	(3,068,581)
HSN, Inc.	(41,111)	(1,717,618)
IDEXX Laboratories, Inc. *	(33,515)	(3,776,470)
Insulet Corp. *	(49,768)	(2,106,679)
Juno Therapeutics, Inc. *	(53,717)	(1,588,949)
Kinder Morgan, Inc.	(182,891)	(3,996,168)
Kite Pharma, Inc. *	(23,060)	(1,328,717)
lululemon athletica, Inc. *	(28,744)	(2,199,203)
Matador Resources Co. *	(147,259)	(3,379,594)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	53

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
McCormick & Co., Inc., non-voting shares	(26,394)	$(2,691,132)
Mercury General Corp.	(64,786)	(3,517,880)
Middleby Corp., (The) *	(24,188)	(3,099,692)
MiMedx Group, Inc. *	(367,607)	(2,661,475)
Mobile Mini, Inc.	(129,569)	(3,874,113)
Monro Muffler Brake, Inc.	(23,197)	(1,308,543)
Monster Beverage Corp. *	(21,335)	(3,283,243)
National Instruments Corp.	(131,750)	(3,681,095)
National Oilwell Varco, Inc.	(100,434)	(3,368,556)
Netflix, Inc. *	(62,513)	(6,091,892)
NewMarket Corp.	(12,194)	(5,291,586)
NIKE, Inc., Class B	(39,351)	(2,268,192)
Old Dominion Freight Line, Inc. *	(70,922)	(5,044,682)
Palo Alto Networks, Inc. *	(9,708)	(1,292,814)
Proofpoint, Inc. *	(33,081)	(2,545,583)
Regeneron Pharmaceuticals, Inc. *	(5,092)	(1,998,865)
Rockwell Automation, Inc.	(27,164)	(3,149,122)
Seattle Genetics, Inc. *	(53,178)	(2,369,080)
SeaWorld Entertainment, Inc.	(202,663)	(2,636,646)
Skyworks Solutions, Inc.	(28,087)	(2,102,593)
T Rowe Price Group, Inc.	(77,141)	(5,364,385)
Tesla Motors, Inc. *	(13,900)	(2,946,939)
Texas Capital Bancshares, Inc. *	(26,543)	(1,394,038)
Texas Roadhouse, Inc.	(68,584)	(3,036,214)
Tootsie Roll Industries, Inc.	(117,882)	(4,490,125)
TransDigm Group, Inc. *	(11,773)	(3,357,542)
UMB Financial Corp.	(78,619)	(4,780,035)
VF Corp.	(81,319)	(5,045,844)
Vulcan Materials Co.	(14,066)	(1,601,695)
Wabtec Corp.	(57,133)	(4,376,959)
West Pharmaceutical Services, Inc.	(51,259)	(4,194,524)
Westamerica Bancorporation	(68,402)	(3,477,558)
Workday, Inc., Class A *	(26,902)	(2,281,021)
World Wrestling Entertainment, Inc., Class A	(149,202)	(3,098,926)

		(210,575,437)

TOTAL COMMON STOCK (Proceeds $354,087,131)		(368,079,406)

TOTAL SECURITIES SOLD SHORT—(41.6%) (Proceeds $354,087,131)		(368,079,406)

	Number of Contracts	Value
OPTIONS WRITTEN††—(0.1%)
Diamondback Energy, Inc. Call Options Expires 09/16/16 Strike Price $80.00	(400)	$(578,000)
Phillips 66. Call Options Expires 01/20/2017 Strike Price $85.00	(554)	(91,410)

TOTAL OPTIONS WRITTEN (Premiums received $497,321)		(669,410)

OTHER ASSETS IN EXCESS OF LIABILITIES—50.9%		450,068,007

NET ASSETS—100.0%		$884,916,323

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2016, these securities amounted to $14,415,423 or 1.63% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.
^	—	Less than 0.5 shares
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.
#	—	Security segregated as collateral for options written.

Contracts For Difference held by the Fund at August 31, 2016, are as follows:

Reference Company	Counterparty	Number of Contracts (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short

South Korea
Kakao Corp.	Goldman Sachs	(32,032)	$(2,597,388)	$253,202
Paradise Co. Ltd.	Goldman Sachs	(48,492)	(730,001)	(1,488)

				251,714

Taiwan
Eclat Textile Co., Ltd.	Goldman Sachs	(175,048)	(2,227,137)	(3,686)

				$248,028

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

54	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Australia	$6,050,895	$—	$6,050,895	$—
Canada	8,105,882	8,105,882	—	—
France	48,556,165	—	48,556,165	—
Germany	45,764,026		45,764,026	—
Hong Kong	17,509,905	—	17,509,905	—
India	12,699,509	12,699,509	—	—
Ireland	29,978,745	19,519,319	10,459,426	—
Japan	81,696,435	—	81,696,435	—
Netherlands	21,161,225	—	21,161,225	—
Russia	3,539,128	3,539,128	—
Singapore	4,285,669	4,285,669	—	—
South Korea	14,644,473	—	14,644,473	—
Switzerland	26,159,972	13,253,015	12,906,957	—
Taiwan	5,990,929	—	5,990,929	—
Turkey	1,969,056	—	1,969,056
United Kingdom	51,637,490	7,125,523	44,511,967	—
United States	412,461,269	412,461,269	—	—
Preferred Stock
South Korea	11,095,934	—	11,095,934	—
Options
Equity Contracts	290,425	290,425	—	—
Contracts for Difference
Equity Contracts	253,202	—	253,202	—

Total Assets	$803,850,334	$481,279,739	$322,570,595	$—

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Australia	$(559,487)	$—	$(559,487)	$—
Bermuda	(3,535,783)	(3,535,783)	—	—
Canada	(2,833,719)	(2,833,719)	—	—
Denmark	(4,775,613)	—	(4,775,613)	—
Finland	(7,473,314)	—	(7,473,314)	—
France	(15,466,819)	—	(15,466,819)	—
Germany	(5,314,169)	—	(5,314,169)	—
Hong Kong	(2,303,756)	—	(2,303,756)	—
Ireland	(2,520,989)	—	(2,520,989)	—
Italy	(2,197,500)	—	(2,197,500)	—
Japan	(32,513,269)	—	(32,513,269)	—
Netherlands	(10,153,954)	(2,476,177)	(7,677,777)	—
Singapore	(12,389,407)	—	(12,389,407)	—
Sweden	(6,756,779)	(2,617,549)	(4,139,230)	—
Switzerland	(21,110,308)	(7,083,719)	(14,026,589)	—
United Kingdom	(27,599,103)	(6,798,732)	(20,800,371)	—
United States	(210,575,437)	(210,575,437)	—	—
Options
Equity Contracts	(669,410)	(91,410)	(578,000)	—
Contracts for Difference
Equity Contracts	(5,174)	—	(5,174)	—

Total Liabilities	$(368,753,990)	$(236,012,526)	$(132,741,464)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	55

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—36.3%
COMMON STOCK—32.8%
Argentina—1.7%
Pampa Energia SA—Sponsored ADR * †	5,129	$128,533
YPF SA—Sponsored ADR	3,357	57,035

		185,568

Brazil—1.6%
Minerva SA *	26,900	78,388
Tegma Gestao Logistica SA	16,600	44,261
Via Varejo SA	28,700	55,015

		177,664

Canada—0.6%
Africa Oil Corp. *	46,229	71,208

China—4.1%
China Mobile Ltd.	18,000	221,742
Hollysys Automation Technologies Ltd. *	6,501	138,406
Lenovo Group Ltd.	36,000	24,230
NetEase, Inc.—ADR	248	52,569
Phoenix New Media Ltd.—ADR *	3,451	12,286

		449,233

Colombia—1.0%
Almacenes Exito SA	22,500	110,520

Hong Kong—1.4%
NewOcean Energy Holdings Ltd.	228,000	67,496
WH Group Ltd. 144A	103,500	81,257

		148,753

India—3.3%
Bharti Airtel Ltd.	12,378	61,268
Essel Propack Ltd.	20,179	67,517
Gujarat State Petronet Ltd.	22,463	50,855
ICICI Bank Ltd.	10,471	40,274
Tech Mahindra Ltd.	6,166	43,124
VST Industries Ltd.	1,079	37,342
Yes Bank Ltd.	2,721	55,445

		355,825

Indonesia—2.1%
Gudang Garam Tbk PT	22,500	109,128
Indosat Tbk PT *	229,000	107,034
Surya Toto Indonesia Tbk PT	20,300	8,532

		224,694

Israel—2.2%
Gazit-Globe Ltd.	16,053	168,396
Teva Pharmaceutical Industries Ltd.— Sponsored ADR	1,333	67,170

		235,566

Malaysia—0.5%
7-Eleven Malaysia Holding Bhd	159,000	58,025

Mexico—0.5%
Grupo Televisa SAB—Sponsored ADR †	1,916	52,364

	Number of Shares	Value
Netherlands—0.6%
Heineken Holding NV	858	$69,164

Philippines—0.1%
Philippine Seven Corp.	4,080	12,274

Russia—2.0%
PhosAgro PJSC—GDR †	8,267	110,778
Yandex NV, Class A * †	4,966	109,451

		220,229

South Africa—2.8%
Adcock Ingram Holdings Ltd.	9,687	30,646
Foschini Group Ltd. (The)	1,440	12,819
Imperial Holdings Ltd.	2,004	21,514
JSE Ltd.	3,892	41,306
Massmart Holdings Ltd.	2,869	25,254
Naspers Ltd., Class N	691	113,265
Net 1 UEPS Technologies, Inc. *	6,169	60,271

		305,075

South Korea—2.7%
Koh Young Technology Inc.	486	18,948
KT Corp.—Sponsored ADR	2,644	41,061
KT&G Corp.	1,204	126,227
Mando Corp.	90	21,059
SK Hynix, Inc.	1,620	52,821
Woori Bank	3,870	36,771

		296,887

Sri Lanka—1.7%
Distilleries Co. of Sri Lanka PLC	87,561	160,707
Lion Brewery Ceylon PLC	11,801	30,834

		191,541

Thailand—0.4%
Krungthai Card PCL	10,400	41,717

Turkey—0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	54,052	53,176
Turkcell Iletisim Hizmetleri AS *	4,020	13,473

		66,649

United Arab Emirates—1.1%
Abu Dhabi Commercial Bank PJSC	23,403	40,871
NMC Health PLC	4,343	77,276

		118,147

United Kingdom—1.6%
Liberty Global Plc LiLAC, Class C *	5,641	161,107
Ophir Energy PLC *	17,638	17,083

		178,190

United States—0.2%
Kosmos Energy Ltd. *	3,071	19,071

TOTAL COMMON STOCK (Cost $3,439,939)		3,588,364

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
PREFERRED STOCK—3.5%
Colombia—0.6%
Banco Davivienda SA	7,464	$73,276

South Korea—2.9%
Samsung Electronics Co., Ltd.	266	315,468

TOTAL PREFERRED STOCK (Cost $312,745)		388,744

TOTAL INVESTMENTS—36.3% (Cost $3,752,684)		3,977,108

SECURITIES SOLD SHORT—(1.0%)
COMMON STOCK—(1.0%)
China—(0.4%)
58.com, Inc. - ADR *	(1,023)	(46,546)

Hong Kong—(0.2%)
Nord Anglia Education, Inc. *	(977)	(20,693)

United States—(0.4%)
PriceSmart, Inc.	(567)	(47,362)

TOTAL COMMON STOCK (Proceeds $118,794)		(114,601)

Value
TOTAL SECURITIES SOLD SHORT—(1.0%) (Proceeds $118,794)	$(114,601)

OTHER ASSETS IN EXCESS OF LIABILITIES—64.7%	7,075,802

NET ASSETS—100.0%	$10,938,309

ADR	—	American Depository Receipt
GDR	—	Global Depository Receipt
NVDR	—	Non-Voting Depository Receipt
PLC	—	Public Limited Company
Sponsored ADR	—	Sponsored American Depository Receipt
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2016, these securities amounted to $81,257 or 0.7% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
”	—	Fair Valued Security

Contracts for Difference held by the Fund at August 31, 2016, are as follows:

	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long

Brazil
Ambev SA	Goldman Sachs	15,000	$94,187	$(4,873)
Banco Bradesco SA	Goldman Sachs	2,150	19,697	(232)
BB Seguridade Participacoes SA	Goldman Sachs	4,600	42,676	(898)
BR Malls Participacoes SA	Goldman Sachs	7,420	28,886	(327)
Cia de Gas de Sao Paulo—COMGAS, Class A	Goldman Sachs	1,847	30,589	(540)
Iguatemi Empresa de Shopping Centers SA	Goldman Sachs	5,000	46,889	(2,218)
Itau Unibanco Holding SA	Goldman Sachs	2,000	22,712	(415)
Via Varejo SA	Goldman Sachs	20,400	44,833	(5,447)

		58,417	330,469	(14,950)

China
51job, Inc.—ADR	Goldman Sachs	2,638	88,136	(211)
Alibaba Group Holding Ltd.—Sponsored ADR	Goldman Sachs	3,604	348,363	1,910
ANTA Sports Products Ltd.	Goldman Sachs	20,000	51,586	2,447
Baidu Inc.—Sponsored ADR	Goldman Sachs	1,500	259,950	(3,345)
Bloomage BioTechnology Corp Ltd.	Goldman Sachs	15,000	24,220	(852)
China Telecom Corp. Ltd., Class H	Goldman Sachs	170,000	86,381	1,254
Fu Shou Yuan International Group Ltd.	Goldman Sachs	93,000	61,888	(4,608)
Gree Electric Appliances Inc of Zhuhai, Class A”	Goldman Sachs	12,700	36,839	(28)
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	7,600	82,584	(2,037)
Kingenta Ecological Engineering Group Co., Ltd., Class A	Goldman Sachs	34,600	44,438	(740)
Kweichow Moutai Co., Ltd., Class A	Goldman Sachs	3,868	180,686	104
MGM China Holdings Ltd.	Goldman Sachs	54,800	81,274	2,915
New Oriental Education & Technology Group, Inc.—Sponsored ADR	Goldman Sachs	826	35,303	(2,693)
Phoenix Healthcare Group Co., Ltd.	Goldman Sachs	10,500	15,600	2,718

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	57

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long—(continued)

China—(continued)
Shanghai Haohai Biological Technology Co., Ltd., Class H	Goldman Sachs	5,800	$25,694	$2,393
Tencent Holdings Ltd.	Goldman Sachs	18,800	475,474	11,939
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	38,900	212,523	(7,659)
Zhengzhou Yutong Bus Co., Ltd., Class A	Goldman Sachs	41,404	139,534	(4,501)

		535,540	2,250,473	(994)

Egypt
Commercial International Bank Egypt SAE	Goldman Sachs	10,876	63,529	(3,662)
Talaat Moustafa Group	Goldman Sachs	56,319	37,863	(1,459)

		67,195	101,392	(5,121)

Hong Kong
China Overseas Land & Investment Ltd.	Goldman Sachs	16,000	55,506	(2,784)
China Resources Land Ltd.	Goldman Sachs	12,000	33,118	571
Playmates Toys Ltd.	Goldman Sachs	380,000	62,728	910

		408,000	151,352	(1,303)

India
Bharti Infratel Ltd.	Goldman Sachs	7,866	41,238	41
Hindustan Media Ventures Ltd.	Goldman Sachs	3,422	13,817	912
HT Media Ltd.	Goldman Sachs	10,836	12,342	1,057
Persistent Systems Ltd.	Goldman Sachs	3,975	40,417	(3,351)
Petronet LNG Ltd.	Goldman Sachs	3,464	16,614	1,628
Tech Mahindra Ltd.	Goldman Sachs	3,720	26,907	(809)
Videocon d2h Ltd.—ADR	Goldman Sachs	16,275	163,401	(4,557)
SKS Microfinance Ltd.	Goldman Sachs	1,528	17,945	791

		51,086	332,681	(4,288)

Indonesia
Bank Rakyat Indonesia Persero Tbk PT	Goldman Sachs	182,200	168,343	(6,495)
Global Mediacom Tbk PT	Goldman Sachs	340,400	26,123	(2,979)
MNC Land Tbk PT	Goldman Sachs	103,300	11,437	(467)

		625,900	205,903	(9,941)

Mexico
Gentera SAB de CV	Goldman Sachs	72,200	143,071	2,847
Grupo GICSA SA de CV	Goldman Sachs	235,000	161,837	7,321

		307,200	304,908	10,168

Philippines
Metro Pacific Investments Corp.	Goldman Sachs	349,800	54,840	(2,667)

Russia
Alrosa PJSC	Goldman Sachs	28,600	32,997	706
Gazprom Neft PJSC	Goldman Sachs	14,840	38,974	980
Rosneft PJSC	Goldman Sachs	14,400	77,119	584
Sberbank of Russia PJSC—Sponsored ADR	Goldman Sachs	7,861	70,395	943
Surgutneftegas OJSC	Goldman Sachs	32,900	16,868	4

		98,601	236,353	3,217

South Africa
Adcock Ingram Holdings Ltd.	Goldman Sachs	18,831	66,074	(626)
Astral Foods Ltd.	Goldman Sachs	5,302	53,143	(1,371)
Capevin Holdings Ltd.	Goldman Sachs	92,805	65,126	1,578
Foschini Group Ltd. (The)	Goldman Sachs	6,205	66,813	(9,974)
Grindrod Ltd.	Goldman Sachs	90,425	87,286	(9,103)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long—(continued)

South Africa—(continued)
KAP Industrial Holdings Ltd.	Goldman Sachs	41,323	$22,829	$281
Petra Diamonds Ltd.	Goldman Sachs	108,180	163,903	(3,907)
Remgro Ltd.	Goldman Sachs	5,682	111,566	(4,333)
Tongaat Hulett Ltd.	Goldman Sachs	3,541	32,647	5

		372,294	669,387	(27,450)

South Korea
Advanced Process Systems Corp.	Goldman Sachs	3,785	68,783	(2,537)
Hana Financial Group, Inc.	Goldman Sachs	3,690	96,110	1,106
Hanwha Corp.	Goldman Sachs	2,140	70,726	(116)
Hyundai Mobis Co., Ltd.	Goldman Sachs	495	116,918	(872)
Koh Young Technology, Inc.	Goldman Sachs	470	19,277	(838)
Korea United Pharm, Inc.	Goldman Sachs	1,368	24,735	(2,456)
KT Corp.	Goldman Sachs	2,891	86,150	(3,908)
LG Chem Ltd.	Goldman Sachs	484	115,871	1,806
LG Uplus Corp.	Goldman Sachs	6,040	63,867	(478)
Meritz Securities Co., Ltd.	Goldman Sachs	18,310	62,190	(6,588)
NongShim Co., Ltd.	Goldman Sachs	228	73,787	(12,066)
Samsung Electronics Co., Ltd.	Goldman Sachs	227	325,859	5,326
Samsung SDI Co., Ltd.	Goldman Sachs	525	55,514	(886)
Tongyang Life Insurance Co., Ltd.	Goldman Sachs	9,980	104,158	4,106

		50,633	1,283,945	(18,401)

Taiwan
Catcher Technology Co., Ltd.	Goldman Sachs	6,000	41,988	1,466
Cleanaway Co., Ltd.	Goldman Sachs	4,000	22,483	(534)
Pegatron Corp.	Goldman Sachs	59,000	148,901	(5,073)
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	74,000	415,937	(870)

		143,000	629,309	(5,011)

Thailand
PTT PCL—NVDR	Goldman Sachs	2,700	26,858	207

United Kingdom
Georgia Healthcare Group PLC	Goldman Sachs	27,737	114,775	(9,951)

United States
Ferro Corp.	Goldman Sachs	2,024	26,838	162
Samsonite International SA	Goldman Sachs	45,000	138,411	3,563

		47,024	165,249	3,725

Vietnam
Vietnam Dairy Products JSC	Goldman Sachs	5,590	37,835	1,217

Total Long				(81,543)

Short

Brazil
Cia Brasileira de Distribuicao	Goldman Sachs	(3,400)	(55,948)	2,453
Duratex SA	Goldman Sachs	(18,086)	(53,091)	4,423

		(21,486)	(109,039)	6,876

China
China Conch Venture Holdings Ltd.	Goldman Sachs	(7,500)	(14,760)	349
China Huishan Dairy Holdings Co., Ltd.	Goldman Sachs	(140,000)	(54,526)	765
China Life Insurance Co., Ltd., Class H	Goldman Sachs	(16,000)	(39,907)	1,759
China Mengniu Dairy Co., Ltd.	Goldman Sachs	(9,000)	(15,484)	(1,539)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	59

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short—(continued)

China—(continued)
China Modern Dairy Holdings Ltd.	Goldman Sachs	(306,000)	$(44,988)	$(3,048)
China Pacific Insurance Group Co., Ltd., Class H	Goldman Sachs	(8,400)	(31,362)	1,918
China Shenhua Energy Co., Ltd., Class H	Goldman Sachs	(40,500)	(78,346)	5,784
China Shipping Container Lines Co., Ltd., Class H	Goldman Sachs	(170,000)	(38,148)	2,691
Country Garden Holdings Co., Ltd.	Goldman Sachs	(119,000)	(52,026)	(8,308)
Dongfang Electric Corp Ltd.—Class H	Goldman Sachs	(64,800)	(53,234)	2,671
Greentown China Holdings Ltd.	Goldman Sachs	(76,000)	(61,062)	(878)
Huadian Power International Corp. Ltd., Class H	Goldman Sachs	(96,000)	(47,789)	4,908
Huaneng Power International Inc., Class H	Goldman Sachs	(70,000)	(46,221)	3,548
New China Life Insurance Co., Ltd., Class H	Goldman Sachs	(14,000)	(57,867)	1,119
Parkson Retail Group Ltd.	Goldman Sachs	(626,000)	(55,705)	3,348
Ping An Insurance Group Co. of China Ltd., Class H	Goldman Sachs	(7,500)	(38,786)	111
Sany Heavy Equipment International Holdings Co., Ltd.	Goldman Sachs	(354,000)	(56,610)	6,005
Shanghai Electric Group Co., Ltd., Class H	Goldman Sachs	(122,000)	(56,641)	2,567
Sunac China Holdings Ltd.	Goldman Sachs	(69,000)	(50,010)	2,210
Tian Ge Interactive Holdings Ltd.	Goldman Sachs	(75,000)	(45,363)	(2,255)
Tingyi Cayman Islands Holding Corp.	Goldman Sachs	(60,000)	(56,254)	775
Tsingtao Brewery Co., Ltd., Class H	Goldman Sachs	(9,000)	(32,499)	2,385
Yashili International Holdings Ltd.	Goldman Sachs	(115,000)	(26,251)	1,424
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	Goldman Sachs	(78,600)	(27,470)	2,189

		(2,653,300)	(1,081,309)	30,498

Hong Kong
Bank of East Asia Ltd. (The)	Goldman Sachs	(12,542)	(54,671)	4,063
Beijing Properties Holdings Ltd.	Goldman Sachs	(892,000)	(56,943)	8,118
Capital Environment Holdings Ltd.	Goldman Sachs	(780,000)	(31,687)	84
China Resources Power Holdings Co., Ltd.	Goldman Sachs	(30,000)	(50,838)	(858)
China Smarter Energy Group Holdings Ltd., Class H	Goldman Sachs	(162,000)	(10,655)	2,096
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	(14,800)	(33,058)	3,454
China Traditional Chinese Medicine Co., Ltd.	Goldman Sachs	(118,000)	(53,262)	(6,930)
HK Electric Investments & HK Electric Investments Ltd.	Goldman Sachs	(35,500)	(33,467)	147
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	(28,000)	(52,721)	(639)
Hong Kong Exchanges and Clearing Ltd.	Goldman Sachs	(2,656)	(68,712)	3,880
Hybrid Kinetic Group Ltd.	Goldman Sachs	(1,692,000)	(54,116)	(375)
Imperial Pacific International Holdings Ltd.	Goldman Sachs	(2,820,000)	(51,000)	(113)
KuangChi Science Ltd.	Goldman Sachs	(62,000)	(20,149)	(1,745)
Poly Property Group Co., Ltd.	Goldman Sachs	(177,000)	(53,415)	2,890
Realord Group Holdings Ltd.	Goldman Sachs	(74,000)	(41,132)	(2,576)
Shangri-La Asia Ltd.	Goldman Sachs	(42,000)	(47,124)	1,672
SJM Holdings Ltd.	Goldman Sachs	(78,000)	(52,912)	3,954
Towngas China Co., Ltd.	Goldman Sachs	(68,000)	(39,902)	765
Towngas China Co., Ltd.	Macquarie	(18,411)	(10,803)	207
Trinity Ltd.	Goldman Sachs	(176,000)	(13,619)	(193)
Universal Medical Financial & Technical Advisory Services Co., Ltd.	Goldman Sachs	(77,724)	(54,028)	(3,602)
Value Partners Group Ltd.	Goldman Sachs	(10,000)	(9,879)	685

		(7,370,633)	(894,093)	14,984

India
Infosys Ltd.—Sponsored ADR	Goldman Sachs	(1,291)	(20,591)	116

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short—(continued)

Indonesia
Astra International Tbk PT	Macquarie	(52,600)	$(31,630)	$(1,040)
Holcim Indonesia Tbk PT	Goldman Sachs	(106,600)	(9,483)	(76)
Surya Citra Media Tbk PT	Goldman Sachs	(124,200)	(29,969)	1,276

		(283,400)	(71,082)	160

Italy
Prada SpA	Goldman Sachs	(11,100)	(32,996)	(286)

Malaysia
Genting Malaysia Bhd	Macquarie	(22,100)	(24,060)	(297)

Poland
PGE Polska Grupa Energetyczna SA	Goldman Sachs	(7,110)	(23,080)	1,433

South Africa
Barclays Africa Group Ltd.	Goldman Sachs	(2,470)	(29,955)	2,250
Nedbank Group Ltd.	Goldman Sachs	(1,438)	(23,824)	1,489
Sasol Ltd.—Sponsored ADR	Goldman Sachs	(598)	(16,923)	1,818
Tsogo Sun Holdings Ltd.	Goldman Sachs	(19,861)	(47,061)	1,786
Vodacom Group Ltd.	Goldman Sachs	(1,859)	(21,949)	648

		(26,226)	(139,712)	7,991

Singapore
Sembcorp Marine Ltd.	Goldman Sachs	(56,400)	(57,116)	3,702

South Korea
E-MART Inc.	Macquarie	(194)	(28,529)	991
Fila Korea Ltd.	Goldman Sachs	(327)	(27,452)	(2,135)
Hanjin Transportation Co., Ltd.	Goldman Sachs	(169)	(4,812)	(853)
Hotel Shilla Co., Ltd.	Goldman Sachs	(771)	(43,692)	(3,381)
Hyundai Rotem Co., Ltd.	Goldman Sachs	(2,004)	(42,289)	(839)
Kakao Corp.	Goldman Sachs	(107)	(8,679)	849
Kumho Tire Co., Inc.	Goldman Sachs	(4,920)	(43,376)	(684)
Paradise Co., Ltd.	Goldman Sachs	(4,940)	(74,396)	(122)
Samsung Heavy Industries Co., Ltd.	Goldman Sachs	(3,204)	(28,981)	1,078
Seah Besteel Corp.	Goldman Sachs	(1,640)	(39,637)	4,035
Ssangyong Motor Co.	Goldman Sachs	(4,130)	(27,375)	(856)

		(22,406)	(369,218)	(1,917)

Taiwan
Giant Manufacturing Co., Ltd.	Goldman Sachs	(4,000)	(27,159)	1,192
Hiwin Technologies Corp.	Goldman Sachs	(9,180)	(50,731)	2,822
HTC Corp.	Goldman Sachs	(6,000)	(15,965)	(83)
Ruentex Industries Ltd.	Goldman Sachs	(27,000)	(44,015)	1,739
Yang Ming Marine Transport Corp.	Goldman Sachs	(106,000)	(24,884)	284
Yang Ming Marine Transport Corp.	Macquarie	(79,000)	(18,432)	99

		(231,180)	(181,186)	6,053

Thailand
Bangkok Life Assurance PCL—NVDR	Goldman Sachs	(20,400)	(26,251)	(1,381)
Precious Shipping PCL—NVDR	Goldman Sachs	(400,200)	(72,328)	1,459
Robinson Department Store PCL—NVDR	Macquarie	(28,800)	(53,461)	218
Thai Airways International PCL—NVDR	Goldman Sachs	(76,100)	(64,320)	(4,956)
Total Access Communication PCL—NVDR	Goldman Sachs	(62,300)	(62,152)	312

		(587,800)	(278,512)	(4,348)

United Kingdom
Antofagasta PLC	Goldman Sachs	(5,807)	(43,495)	5,917

Total Short				70,882

Net unrealized loss on Contracts for difference				(10,661)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	61

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2016 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Argentina	$185,568	$185,568	$—	$—
Brazil	177,664	177,664	—	—
Canada	71,208	71,208	—	—
China	449,233	203,261	245,972	—
Colombia	110,520	110,520	—	—
Hong Kong	148,753	—	148,753	—
India	355,825	—	355,825	—
Indonesia	224,694	115,566	109,128	—
Israel	235,566	235,566	—	—
Malaysia	58,025	58,025	—	—
Mexico	52,364	52,364	—	—
Netherlands	69,164	—	69,164	—
Philippines	12,274	—	12,274	—
Russia	220,229	220,229	—	—
South Africa	305,075	85,525	219,550	—
South Korea	296,887	41,061	255,826	—
Srilanka	191,541	191,541	—	—
Thailand	41,717	—	41,717	—
Turkey	66,649	—	66,649	—
United Arab Emirates	118,147	77,276	40,871	—
United Kingdom	178,190	161,107	17,083	—
United States	19,071	19,071	—	—
Preferred Stock
Colombia	73,276	73,276	—	—
South Korea	315,468	—	315,468	—
Contracts for Difference
Equity Contracts	186,728	—	186,728	—

Total Assets	$4,163,836	$2,078,828	$2,085,008	$—

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Common Stock
China	$(46,546)	$(46,546)	$—	$—
Hong Kong	(20,693)	(20,693)	—	—
United States	(47,362)	(47,362)	—	—
Contracts for Difference
Equity Contracts	(197,389)	—	(197,389)	—

Total Liabilities	$(311,990)	$(114,601)	$(197,389)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

62	ANNUAL REPORT 2016

(THIS PAGE INTENTIONALLY LEFT BLANK.)

ANNUAL REPORT 2016	63

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value † ^	$411,961,315	$866,238,780	$6,362,973,413	$1,348,957,494
Cash	14,797,782	6,690,366	299,508,992	33,683,991
Foreign currency, at value #	—	2,438,608	536,509,315	81,865
Receivables
Investments sold	850,251	408,829	159,528,167	7,898,445
Deposits with brokers for securities sold short	—	220,512,707	2,587,894,525	—
Dividends and interest	377,517	1,028,080	10,260,044	2,191,972
Capital shares sold	263,379	2,416,069	8,637,181	1,154,409
Unrealized appreciation on contracts for difference ¯	—	—	181,918	—
Prepaid expenses and other assets	40,894	39,218	265,439	68,038

Total assets	428,291,138	1,099,772,657	9,965,758,994	1,394,036,214

LIABILITIES
Securities sold short, at fair value ‡	$—	$220,475,915	$3,181,779,839	$—
Options written, at value * ¯	—	125,757	680,130	508,500
Payables
Securities lending collateral	19,567,739	44,336,019	—	5,417,919
Investments purchased	281,266	3,147,088	94,182,689	20,435,184
Capital shares redeemed	2,490,936	213,914	11,470,934	2,548,921
Due to prime broker	—	283,897	—	—
Investment advisory fees	291,711	1,568,002	7,071,400	697,132
Custodian fees	1,866	9,809	62,597	15,325
Distribution and service fees	26,646	20,596	55,287	73,642
Dividends on securities sold-short	—	56,222	3,957,117	—
Administration and accounting fees	55,131	103,461	477,206	140,176
Unrealized depreciation on contracts for difference ¯	—	—	2,418,622	—
Other accrued expenses and liabilities	65,066	120,970	799,766	139,233

Total liabilities	22,780,361	270,461,650	3,302,955,587	29,976,032

Net Assets	$405,510,777	$829,311,007	$6,662,803,407	$1,364,060,182

NET ASSETS CONSIST OF
Par value	$17,865	$41,677	$437,840	$59,085
Paid-in capital	325,099,509	734,598,034	6,146,765,355	1,072,309,295
Undistributed net investment income/(accumulated net investment loss)	2,061,264	(6,815,299)	(4,721,382)	11,387,656
Accumulated net realized gain/(loss) from investments, securities sold short, written options, contracts for difference and foreign currency	(5,316,578)	(4,556,536)	(177,875,199)	17,842,312
Net unrealized appreciation on investments, securities sold short, written options, contracts for difference and foreign currency translation	83,648,717	106,043,131	698,196,793	262,461,834

Net Assets	$405,510,777	$829,311,007	$6,662,803,407	$1,364,060,182

INSTITUTIONAL CLASS
Net assets	$279,049,445	$731,894,461	$6,403,403,849	$1,016,106,397
Shares outstanding	12,132,402	36,438,483	420,544,948	43,953,136

Net asset value, offering and redemption price per share	$23.00	$20.09	$15.23	$23.12

INVESTOR CLASS
Net assets	$126,461,332	$97,416,546	$259,399,558	$347,953,785
Shares outstanding	5,732,148	5,238,515	17,295,034	15,131,489

Net asset value, offering and redemption price per share	$22.06	$18.60	$15.00	$23.00

† Investment in securities, at cost	$328,312,598	$744,227,944	$5,428,169,899	$1,086,637,229
^ Includes market value of securities on loan	$18,968,473	$42,872,689	$—	$5,247,102
# Foreign currency, at cost	$—	$2,389,773	$545,856,401	$81,666
‡ Proceeds received, securities sold short	$—	$198,916,913	$2,955,855,142	$—
* Premiums received, options written	$—	$5,670,254	$1,595,012	$649,870
¯ Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

64	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund
ASSETS
Investments in securities, at value † ^	$35,747,330	$407,078,900	$803,306,707	$3,977,108
Investments in purchased options, at value * ¯	—	—	290,425	—

Total investments	35,747,330	407,078,900	803,597,132	3,977,108
Cash	1,237,017	4,904,261	69,507,652	6,966,046
Foreign currency, at value #	—	—	—	15,054
Receivables
Investments sold	582,398	6,865,443	16,902,452	10,335
Deposits with brokers for securities sold short	—	—	370,006,813	237,411
Dividends and interest	22,116	560,239	1,607,135	3,068
Investment advisor	—	—	—	13,567
Capital shares sold	—	273,900	1,655,431	194
Unrealized appreciation on contracts for difference*	—	—	253,202	186,728
Prepaid expenses and other assets	10,014	18,720	47,684	10,729

Total assets	37,598,875	419,701,463	1,263,577,501	11,420,240

LIABILITIES
Securities sold short, at fair value ‡	$—	$—	$368,079,406	$114,601
Options written, at value * +	—	—	669,410	—
Foreign currency overdraft	—	—	119,106	—
Payables
Securities lending collateral	3,389,405	—	—	—
Investments purchased	211,822	3,357,341	7,180,633	112,425
Capital shares redeemed	—	—	561,209	—
Due to prime broker	—	—	191,808	—
Investment advisory fees	12,461	231,309	1,116,182	—
Custodian fees	4,654	803	26,476	3,731
Distribution and service fees	—	—	6,606	—
Dividends on securities sold-short	—	—	450,555	3,717
Administration and accounting fees	14,185	60,815	117,983	20,940
Unrealized depreciation on contracts for difference*	—	—	5,174	197,389
Other accrued expenses and liabilities	37,204	52,096	136,630	29,128

Total liabilities	3,669,731	3,702,364	378,661,178	481,931

Net Assets	$33,929,144	$415,999,099	$884,916,323	$10,938,309

NET ASSETS CONSIST OF
Par value	$2,189	$26,664	$81,165	$981
Paid-in capital	32,784,474	394,351,493	853,160,535	9,911,720
Undistributed net investment income/(accumulated net investment loss)	151,831	7,146,591	(998,065)	714,592
Accumulated net realized gain/(loss) from investments, securities sold short, written options, contracts for difference and foreign currency	(2,763,358)	(29,588,104)	(40,268,684)	93,170
Net unrealized appreciation on investments, securities sold short, written options, contracts for difference and foreign currency translation	3,754,008	44,062,455	72,941,372	217,846

Net Assets	$33,929,144	$415,999,099	$884,916,323	$10,938,309

INSTITUTIONAL CLASS
Net assets	$33,929,144	$415,999,099	$853,621,362	$10,938,309
Shares outstanding	2,189,083	26,663,787	78,278,962	980,942

Net asset value, offering and redemption price per share	$15.50	$15.60	$10.90	$11.15

INVESTOR CLASS
Net assets	$—	$—	$31,294,961	$—
Shares outstanding	—	—	2,885,646	—

Net asset value, offering and redemption price per share	$—	$—	$10.85	$—

† Investment in securities, at cost	$31,993,322	$363,010,550	$714,692,123	$3,752,684
¯Investments in purchased options, at cost	$—	$—	$2,029,490	$—
^ Includes market value of securities on loan	$3,208,419	$—	$—	$—
# Foreign currency, at cost	$—	$—	$(119,706)	$15,223
‡ Proceeds received, securities sold short	$—	$—	$354,087,131	$118,794
+ Premiums received, options written	$—	$—	$497,321	$—
* Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	65

BOSTON PARTNERS INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2016

STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund		Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$6,554,398	$11,566,009		$148,411,377	$26,466,552
Interest	921	3,174		33,566	3,334
Income from securities loaned (Note 6)	156,307	521,314		—	90,656

Total investment income	6,711,626	12,090,497		148,444,943	26,560,542

Expenses
Advisory fees (Note 2)	3,420,987	15,334,811		86,995,127	9,755,213
Distribution fees (Investor Class) (Note 2)	301,941	232,542		683,888	768,460
Administration and accounting fees (Note 2)	290,752	524,386		2,924,450	770,471
Transfer agent fees (Note 2)	217,192	364,150		4,186,264	516,443
Registration and filing fees	53,780	87,024		587,328	112,633
Printing and shareholder reporting fees	49,115	59,238		557,713	111,964
Custodian fees (Note 2)	41,094	128,053		1,179,363	132,793
Legal fees	29,747	167,932		640,416	110,322
Audit fees	27,435	43,487		55,670	29,242
Directors’ and officers’ fees	27,258	49,167		466,943	80,246
Other expenses	10,496	19,921		193,152	32,447
Dividend expense on securities sold-short	—	1,488,132		57,265,286	—
Prime broker interest expense	—	6,040,743		19,581,821	—

Total expenses before waivers and reimbursements	4,469,797	24,539,586		175,317,421	12,420,234
Less: waivers and reimbursements	(404,770)	—		—	(2,267,092)

Net expenses after waivers and reimbursements	4,065,027	24,539,586		175,317,421	10,153,142

Net investment income/(loss)	2,646,599	(12,449,089)		(26,872,478)	16,407,400

Net realized gain/(loss) from:
Investment Securities	363,833	(21,823,816	) +	(198,516,585)	20,927,233 *
Investments sold-short	—	36,772,011		138,985,632	—
Foreign currency transactions	—	(786,653)		1,113,536	(605)
Written options **	—	(308,320)		15,499,876	(15,758)
Contracts for difference **	—	—		6,642,670	—
Net change in unrealized appreciation/(depreciation) on:
Investment Securities	37,842,330	91,560,679	¯	679,489,341	114,629,206
Investments sold short	—	(6,805,460)		(341,988,171)	—
Foreign currency translation	—	786,906		(8,158,142)	199
Written options **	—	6,394,084		5,162,280	1,064,689
Contracts for difference **	—	—		(4,227,227)	—

Net realized and unrealized gain	38,206,163	105,789,431		294,003,210	136,604,964

Net increase in net assets resulting from operations	$40,852,762	$93,340,342		$267,130,732	$153,012,364

† Net of foreign withholding taxes of	$—	$(285,283)		$(1,408,386)	$(148,342)

+	Includes realized losses from purchased options of $(789,343). Primary risk exposure is equity contracts.
*	During the year ended August 31, 2016, the Boston Partners All-Cap Value Fund transferred securities with a cost and market value of $48,521,498 and $46,116,086, respectively, to satisfy a redemption-in-kind. The net realized loss of $(2,405,412) is included herein.
**	Primary risk exposure is equity contracts.
¯	Includes net change in unrealized appreciation on purchased option of $426,387. Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

66	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2016

STATEMENTS OF OPERATIONS (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund*
Investment Income
Dividends †	$484,599	$11,196,839	$23,985,504	$143,062
Interest	16	647	4,013	1,401
Income from securities loaned (Note 6)	41,265	—	—	—

Total investment income	525,880	11,197,486	23,989,517	144,463

Expenses
Advisory fees (Note 2)	267,505	3,024,382	10,382,142	102,394
Distribution fees (Investor Class) (Note 2)	—	—	96,627	—
Administration and accounting fees (Note 2)	77,736	305,717	549,188	75,513
Transfer agent fees (Note 2)	57,315	71,172	418,691	24,440
Registration and filing fees	23,236	42,120	157,359	17,692
Printing and shareholder reporting fees	1,695	15,205	84,677	13,974
Custodian fees (Note 2)	40,030	138,844	281,416	50,497
Legal fees	3,305	31,700	66,581	21,913
Audit fees	27,053	32,756	57,038	25,540
Directors’ and officers’ fees	15,639	27,345	46,093	287
Other expenses	3,799	5,831	7,835	3,100
Dividend expense on securities sold-short	—	—	5,961,047	93,155
Prime broker interest expense	—	—	2,698,808	4,548

Total expenses before waivers and reimbursements	517,313	3,695,072	20,807,502	433,053
Less: waivers and reimbursements	(149,394)	(502,669)	—	(219,117)

Net expenses after waivers and reimbursements	367,919	3,192,403	20,807,502	213,936

Net investment income/(loss)	157,961	8,005,083	3,182,015	(69,473)

Net realized gain/(loss) from:
Investment Securities	(1,193,299)	(29,342,662)	(42,565,486)	298,705
Investments sold-short	—	—	8,923,732	(46,701)
Foreign currency transactions	—	(83,871)	(872,130)	(16,346)
Written options **	—	114,411	1,531,190	—
Contracts for difference **	—	—	35,093	625,301
Net change in unrealized appreciation/(depreciation) on:
Investment Securities	2,170,030	50,699,397	96,311,171	224,424
Investments sold short	—	—	(36,925,403)	4,193
Foreign currency translation	—	1,382	93,905	(110)
Written options **	—	—	312,096	—
Contracts for difference **	—	—	(790,632)	(10,661)

Net realized and unrealized gain	976,731	21,388,657	26,053,536	1,078,805

Net increase in net assets resulting from operations	$1,134,692	$29,393,740	$29,235,551	$1,009,332

† Net of foreign withholding taxes of	$(3,062)	$(303,014)	$(621,605)	$(13,576)

*	The Fund commenced operations on December 15, 2015.
+	Includes realized losses from purchased options of $(739,282). Primary risk exposure is equity contracts.
**	Primary risk exposure is equity contracts.
¯	Includes net change in unrealized depreciation on purchased options of $(1,739,065). Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	67

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$2,646,599	$2,177,505	$(12,449,089)	$(32,134,039)
Net realized gain from investments, securities sold short, written options and foreign currency	363,833	11,421,347	13,853,222	52,414,504
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency translation	37,842,330	(18,484,290)	91,936,209	(96,167,694)

Net increase/(decrease) in net assets resulting from operations	40,852,762	(4,885,438)	93,340,342	(75,887,229)

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(1,116,668)	(951,560)	—	—
Investor Class	(433,454)	(605,107)	—	—
Net realized capital gains
Institutional Class	(8,598,571)	(1,769,477)	(40,334,881)	(54,248,415)
Investor Class	(5,838,075)	(1,642,628)	(8,084,170)	(17,937,422)

Net decrease in net assets from dividends and distributions to shareholders	(15,986,768)	(4,968,772)	(48,419,051)	(72,185,837)

Capital transactions:
Institutional Class
Proceeds from shares sold	122,658,508	108,813,499	396,153,274	183,268,691
Reinvestment of distributions	9,508,519	2,662,389	32,015,441	41,021,708
Shares redeemed	(53,096,633)	(27,945,647)	(230,424,800)	(295,605,895)
Redemption fees (Note 8)	1,095	3,324	14,072	461,615
Investor Class
Proceeds from shares sold	20,909,233	41,539,251	26,849,657	33,166,844
Reinvestment of distributions	6,206,809	2,215,225	8,022,262	17,388,360
Shares redeemed	(35,074,206)	(22,434,161)	(36,539,874)	(131,640,788)
Redemption fees (Note 8)	733	2,798	89,037	95,675

Net increase/(decrease) in net assets from capital transactions	71,114,058	104,856,678	196,179,069	(151,843,790)

Total increase/(decrease) in net assets	95,980,052	95,002,468	241,100,360	(299,916,856)
Net assets
Beginning of year	309,530,725	214,528,257	588,210,647	888,127,503

End of year	$405,510,777	$309,530,725	$829,311,007	$588,210,647

Undistributed net investment income/(accumulated net investment loss), end of year	$2,061,264	$1,144,627	$(6,815,299)	$(21,533,946)

Share transactions:
Institutional Class
Shares sold	5,941,592	4,831,433	20,854,632	9,233,291
Shares reinvested	471,419	120,853	1,811,853	2,087,619
Shares redeemed	(2,505,732)	(1,235,515)	(12,161,562)	(15,272,150)

Net increase/(decrease)	3,907,279	3,716,771	10,504,923	(3,951,240)

Investor Class
Shares sold	1,051,411	1,929,191	1,502,343	1,718,153
Shares reinvested	320,269	104,442	489,461	945,533
Shares redeemed	(1,793,646)	(1,038,869)	(2,063,761)	(7,262,224)

Net increase/(decrease)	(421,966)	994,764	(71,957)	(4,598,538)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

68	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(26,872,478)	$(57,628,148)	$16,407,400	$12,705,428
Net realized gain/(loss) from investments, securities sold short, written options, contracts for difference and foreign currency	(36,274,871)	312,683,672	20,910,870	58,588,113
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options, contracts for difference and foreign currency translation	330,278,081	(178,571,768)	115,694,094	(65,827,625)

Net increase in net assets resulting from operations	267,130,732	76,483,756	153,012,364	5,465,916

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(11,368,127)	(7,085,713)
Investor Class	—	—	(3,192,996)	(1,598,987)
Net realized capital gains
Institutional Class	(263,345,574)	(73,750,367)	(42,112,813)	(29,675,856)
Investor Class	(10,452,896)	(4,130,770)	(14,100,673)	(8,739,308)

Net decrease in net assets from dividends and distributions to shareholders	(273,798,470)	(77,881,137)	(70,774,609)	(47,099,864)

Capital transactions:
Institutional Class
Proceeds from shares sold	2,258,387,380	2,791,886,689	383,465,494	207,860,146
Reinvestment of distributions	117,737,179	38,567,891	43,589,093	30,283,496
Shares redeemed	(2,705,697,972)	(1,144,904,742)	(265,789,456)*	(150,603,776)
Redemption fees (Note 8)	88,819	167,655	—	—
Investor Class
Proceeds from shares sold	100,743,220	156,222,923	153,370,249	97,996,009
Reinvestment of distributions	10,435,203	4,096,486	17,088,905	10,146,888
Shares redeemed	(151,706,463)	(153,804,307)	(91,643,291)*	(66,372,364)
Redemption fees (Note 8)	3,563	8,206	—	—

Net increase/(decrease) in net assets from capital transactions	(370,009,071)	1,692,240,801	240,080,994	129,310,399

Total increase/(decrease) in net assets	(376,676,809)	1,690,843,420	322,318,749	87,676,451
Net assets
Beginning of year	7,039,480,216	5,348,636,796	1,041,741,433	954,064,982

End of year	$6,662,803,407	$7,039,480,216	$1,364,060,182	$1,041,741,433

Undistributed net investment income/(accumulated net investment loss), end of year	$(4,721,382)	$(14,204,586)	$11,387,656	$9,541,984

Share transactions:
Institutional Class
Shares sold	151,328,046	181,998,959	18,371,326	9,071,242
Shares reinvested	7,933,759	2,532,409	2,057,060	1,351,338
Shares redeemed	(182,204,639)	(74,788,910)	(12,387,300)	(6,536,171)

Net increase/(decrease)	(22,942,834)	109,742,458	8,041,086	3,886,409

Investor Class
Shares sold	6,891,009	10,289,490	7,317,169	4,291,105
Shares reinvested	712,301	271,831	809,134	454,203
Shares redeemed	(10,330,631)	(10,152,820)	(4,307,451)	(2,935,493)

Net increase/(decrease)	(2,727,321)	408,501	3,818,852	1,809,815

*	During the year ended August 31, 2016, the Boston Partners All-Cap Value Fund transferred securities in the amounts of $41,891,676 and $4,224,410 for Institutional Class and Investor Class, respectively, to satisfy a redemption-in-kind.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	69

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$157,961	$318,020	$8,005,083	$939,223
Net realized gain/(loss) from investments, written options and foreign currency	(1,193,299)	493,855	(29,312,122)	(189,364)
Net change in unrealized appreciation/(depreciation) from investments, written options and foreign currency translation	2,170,030	(7,011,432)	50,700,779	(12,633,408)

Net increase/(decrease) in net assets resulting from operations	1,134,692	(6,199,557)	29,393,740	(11,883,549)

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(234,656)	(276,767)	(1,050,244)	(672,980)
Net realized capital gains
Institutional Class	(748,356)	(4,758,990)	(348,191)	(2,575,966)

Net decrease in net assets from dividends and distributions to shareholders	(983,012)	(5,035,757)	(1,398,435)	(3,248,946)

Capital transactions:
Institutional Class
Proceeds from shares sold	960,358	2,054,005	131,580,841	232,601,137
Reinvestment of distributions	905,357	4,460,767	1,320,142	2,531,256
Shares redeemed	(4,549,637)	(4,827,146)	(24,874,952)	(109,225)
Redemption fees (Note 8)	—	1,045	—	—

Net increase/(decrease) in net assets from capital transactions	(2,683,922)	1,688,671	108,026,031	235,023,168

Total increase/(decrease) in net assets	(2,532,242)	(9,546,643)	136,021,336	219,890,673
Net assets
Beginning of year	36,461,386	46,008,029	279,977,763	60,087,090

End of year	$33,929,144	$36,461,386	$415,999,099	$279,977,763

Undistributed net investment income, end of year	$151,831	$223,566	$7,146,591	$473,804

Share transactions:
Institutional Class
Shares sold	70,285	121,210	9,199,103	15,083,287
Shares reinvested	64,484	270,350	90,607	172,547
Shares redeemed	(313,794)	(276,855)	(1,729,297)	(7,231)

Net increase/(decrease)	(179,025)	114,705	7,560,413	15,248,603

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

70	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Long/Short Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2016*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$3,182,015	$(2,436,913)	$(69,473)
Net realized gain/(loss) from investments, securities sold short, contracts for difference, written options and foreign currency	(32,947,601)	(6,192,868)	860,959
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options, contracts for difference and foreign currency	59,001,137	12,170,261	217,846

Net increase in net assets resulting from operations	29,235,551	3,540,480	1,009,332

Dividends and distributions to shareholders from:
Net realized capital gains
Institutional Class	(2,255,193)	—	—
Investor Class	(171,124)	—	—

Net decrease in net assets from dividends and distributions to shareholders	(2,426,317)	—	—

Capital transactions:
Institutional Class
Proceeds from shares sold	660,943,714	313,149,804	9,928,977	**
Reinvestment of distributions	1,983,822	—	—
Shares redeemed	(152,586,129)	(36,579,598)	—
Redemption fees (Note 8)	8,353	1,356	—
Investor Class
Proceeds from shares sold	23,628,972	70,409,274	—
Reinvestment of distributions	170,989	—	—
Shares redeemed	(53,562,839)	(13,263,610)	—
Redemption fees (Note 8)	884	17,273	—

Net increase in net assets from capital transactions	480,587,766	333,734,499	9,928,977

Total increase in net assets	507,397,000	337,274,979	10,938,309
Net assets
Beginning of period	377,519,323	40,244,344	—

End of period	$884,916,323	$377,519,323	$10,938,309

Undistributed net investment income/(accumulated net investment loss), end of period	$(998,065)	$(2,641,862)	$714,592

Share transactions:
Institutional Class
Shares sold	62,263,169	30,018,537	980,942
Shares reinvested	185,751	—	—
Shares redeemed	(14,282,287)	(3,539,107)	—

Net increase	48,166,633	26,479,430	980,942

Investor Class
Shares sold	2,230,440	6,674,425	—
Shares reinvested	16,070	—	—
Shares redeemed	(5,059,486)	(1,252,012)	—

Net increase/(decrease)	(2,812,976)	5,422,413	—

*	The Fund commenced operations on December 15, 2015.
**	During the period ended August 31, 2016, the Boston Partners Emerging Markets Long/Short Fund received securities in the amount of $897,632 for Institutional Class to satisfy a subscription-in-kind.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2016	71

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/16	$21.89	$0.18	$2.00	$2.18	$(0.12)	$(0.95)	$(1.07)	$—	[3]
8/31/15	22.65	0.21	(0.54)	(0.33)	(0.15)	(0.28)	(0.43)	—
8/31/14	19.06	0.15	3.53	3.68	(0.09)	—	(0.09)	—	[3]
8/31/13	15.31	0.09	3.75	3.84	(0.09)	—	(0.09)	—
8/31/12	12.92	0.05	2.39	2.44	(0.05)	—	(0.05)	—	[3]
Investor Class
8/31/16	$21.04	$0.12	$1.92	$2.04	$(0.07)	$(0.95)	$(1.02)	$—	[3]
8/31/15	21.79	0.14	(0.51)	(0.37)	(0.10)	(0.28)	(0.38)	—
8/31/14	18.35	0.09	3.40	3.49	(0.05)	—	(0.05)	—	[3]
8/31/13	14.74	0.05	3.61	3.66	(0.05)	—	(0.05)	—
8/31/12	12.44	0.02	2.30	2.32	(0.02)	—	(0.02)	—	[3]
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/16	$19.04	$(0.35)	$3.04	$2.69	$—	$(1.64)	$(1.64)	$—	[3]
8/31/15	22.65	(0.84)	(1.01)	(1.85)	—	(1.77)	(1.77)	0.01
8/31/14	20.94	(0.63)	3.57	2.94	—	(1.24)	(1.24)	0.01
8/31/13	20.47	(0.54)	2.24	1.70	—	(1.24)	(1.24)	0.01
8/31/12	19.88	(0.54)	3.15	2.61	—	(2.03)	(2.03)	0.01
Investor Class
8/31/16	$17.79	$(0.37)	$2.82	$2.45	$—	$(1.64)	$(1.64)	$—	[3]
8/31/15	21.33	(0.84)	(0.94)	(1.78)	—	(1.77)	(1.77)	0.01
8/31/14	19.84	(0.65)	3.37	2.72	—	(1.24)	(1.24)	0.01
8/31/13	19.51	(0.57)	2.13	1.56	—	(1.24)	(1.24)	0.01
8/31/12	19.08	(0.56)	3.01	2.45	—	(2.03)	(2.03)	0.01
Boston Partners Long/Short Research Fund
Institutional Class
8/31/16	$15.20	$(0.06)[4]	$0.67	$0.61	$—	$(0.58)	$(0.58)	$—	[3]
8/31/15	15.14	(0.14)	0.40	0.26	—	(0.20)	(0.20)	—	[3]
8/31/14	13.30	(0.12)	2.02	1.90	—	(0.06)	(0.06)	—	[3]
8/31/13	11.91	(0.14)	1.66	1.52	—	(0.13)	(0.13)	—	[3]
8/31/12	10.60	(0.13)	1.53	1.40	—	(0.09)	(0.09)	—	[3]
Investor Class
8/31/16	$15.01	$(0.09)[4]	$0.66	$0.57	$—	$(0.58)	$(0.58)	$—	[3]
8/31/15	15.00	(0.18)	0.39	0.21	—	(0.20)	(0.20)	—	[3]
8/31/14	13.21	(0.15)	2.00	1.85	—	(0.06)	(0.06)	—	[3]
8/31/13	11.86	(0.18)	1.66	1.48	—	(0.13)	(0.13)	—	[3]
8/31/12	10.58	(0.15)	1.52	1.37	—	(0.09)	(0.09)	—	[3]

*	Calculated based on average shares outstanding for the period.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.

[5]	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

72	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$23.00	10.67%	$279,049	1.10%	N/A	1.22%	0.86%	29%
21.89	(1.45)	180,057	1.10	N/A	1.23	0.91	14
22.65	19.33	102,112	1.21	N/A	1.23	0.68	16
19.06	25.19	76,442	1.29	N/A	1.29	0.53	19
15.31	18.98	53,604	1.30	N/A	1.36	0.37	32

$22.06	10.38%	$126,461	1.35%	N/A	1.47%	0.61%	29%
21.04	(1.68)	129,474	1.35	N/A	1.48	0.66	14
21.79	19.01	112,417	1.46	N/A	1.48	0.43	16
18.35	24.90	87,237	1.54	N/A	1.54	0.28	19
14.74	18.67	66,689	1.55	N/A	1.61	0.12	32

$20.09	15.36%	$731,894	3.57%	2.46%	3.57%	(1.79)%	72%
19.04	(8.35)	493,751	5.64	2.47	5.64	(4.22)	75
22.65	14.72	676,756	4.33	2.42	4.33	(2.93)	65
20.94	8.61	620,804	4.30	2.43	4.30	(2.58)	67
20.47	14.16	505,108	4.29	2.48	4.29	(2.68)	71

$18.60	15.07%	$97,417	3.82%	2.71%	3.82%	(2.04)%	72%
17.79	(8.55)	94,459	5.89	2.72	5.89	(4.47)	75
21.33	14.41	211,372	4.57	2.66	4.57	(3.18)	65
19.84	8.30	220,307	4.55	2.68	4.55	(2.83)	67
19.51	13.90	170,834	4.54	2.73	4.54	(2.93)	71

$15.23	4.10%	$6,403,404	2.51%	1.41%	2.51%	(0.38)%[4]	53%
15.20	1.73	6,738,894	2.43	1.39	2.43	(0.92)	62
15.14	14.28	5,054,388	2.52	1.39	2.52	(0.81)	57
13.30	12.81	1,743,406	2.75	1.48	2.71	(1.09)	65
11.91	13.32	254,170	2.81	1.54	2.84	(1.12)	53 [4]

$15.00	3.88%	$259,400	2.76%	1.66%	2.76%	(0.63)%[4]	53%
15.01	1.41	300,586	2.68	1.64	2.68	(1.17)	62
15.00	13.99	294,249	2.77	1.64	2.77	(1.06)	57
13.21	12.52	132,511	3.05	1.73	3.01	(1.39)	65
11.86	13.06	48,296	3.00	1.79	3.04	(1.31)	53 [5]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners All-Cap Value Fund
Institutional Class
8/31/16	$22.08	$0.30	$2.15	$2.45	$(0.30)	$(1.11)	$(1.41)	$—
8/31/15	23.00	0.30	(0.08)	0.22	(0.22)	(0.92)	(1.14)	—
8/31/14	19.19	0.22	4.39	4.61	(0.18)	(0.62)	(0.80)	—
8/31/13	15.57	0.24	3.75	3.99	(0.27)	(0.10)	(0.37)	—
8/31/12	14.34	0.20	2.04	2.24	(0.12)	(0.89)	(1.01)	—
Investor Class
8/31/16	$21.98	$0.25	$2.13	$2.38	$(0.25)	$(1.11)	$(1.36)	$—
8/31/15	22.90	0.25	(0.08)	0.17	(0.17)	(0.92)	(1.09)	—
8/31/14	19.12	0.17	4.38	4.55	(0.15)	(0.62)	(0.77)	—
8/31/13	15.50	0.20	3.75	3.95	(0.23)	(0.10)	(0.33)	—
8/31/12	14.28	0.16	2.03	2.19	(0.08)	(0.89)	(0.97)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/16	$15.40	$0.07	$0.46	$0.53	$(0.10)	$(0.33)	$(0.43)	$—
8/31/15	20.42	0.13	(2.84)	(2.71)	(0.13)	(2.18)	(2.31)	—	[4]
8/31/14	19.06	0.07	3.16	3.23	(0.02)	(1.85)	(1.87)	—
8/31/13	14.32	0.07	4.74	4.81	(0.07)	—	(0.07)	—
8/31/12	12.31	(0.05)	2.06	2.01	—	—	—	—	[4]
Boston Partners Global Equity Fund
Institutional Class
8/31/16	$14.66	$0.35 [7]	$0.66	$1.01	$(0.05)	$(0.02)	$(0.07)	$—
8/31/15	15.59	0.13	(0.40)	(0.27)	(0.14)	(0.52)	(0.66)	—
8/31/14	12.97	0.18	2.82	3.00	(0.02)	(0.36)	(0.38)	—
8/31/13	11.00	0.12	2.07	2.19	(0.13)	(0.09)	(0.22)	—
12/30/11** through 8/31/12	10.00	0.10	0.90	1.00	—	—	—	—
Boston Partners Global Long/Short Fund
Institutional Class
8/31/16	$10.55	$0.05 [8]	$0.34	$0.39	$—	$(0.04)	$(0.04)	$—	[4]
8/31/15	10.30	(0.13)	0.38	0.25	—	—	—	—	[4]
12/31/13** through 8/31/14	10.00	(0.14)	0.44	0.30	—	—	—	—	[4]
Investor Class
8/31/16	$10.51	$0.02 [8]	$0.36	$0.38	$—	$(0.04)	$(0.04)	$—	[4]
8/31/15	10.29	(0.16)	0.38	0.22	—	—	—	—	[4]
4/11/14** through 8/31/14	9.86	(0.09)	0.52	0.43	—	—	—	—	[4]
Boston Partners Emerging Markets Long/Short Fund
Institutional Class
12/15/15** through 8/31/16	$10.00	$(0.09)	$1.24	$1.15	$—	$—	$—	$—

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.
[8]

Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

74	ANNUAL REPORT 2016

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FINANCIAL HIGHLIGHTS (concluded)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers and Reimbursements and Recoupment, if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers and Reimbursements and Recoupment, if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements and Recoupment, if any	Portfolio Turnover Rate

$23.12	11.68%	$1,016,106	0.77%	N/A	0.96%	1.41%	30%[3]
22.08	0.88	793,098	0.70	N/A	0.95	1.32	33
23.00	24.52	736,475	0.70	N/A	0.94	1.05	26
19.19	26.11	441,856	0.70	N/A	0.97	1.37	32
15.57	16.73	343,885	0.70	N/A	1.03	1.38	33

$23.00	11.39%	$347,954	1.02%	N/A	1.21%	1.16%	30%[3]
21.98	0.66	248,643	0.95	N/A	1.20	1.07	33
22.90	24.29	217,590	0.95	N/A	1.20	0.80	26
19.12	25.93	77,936	0.95	N/A	1.22	1.12	32
15.50	16.44	25,189	0.95	N/A	1.28	1.13	33

$15.50	3.74%	$33,929	1.10%	N/A	1.55%	0.47%	62%
15.40	(14.01)	36,461	1.10	N/A	1.41	0.78	80
20.42	17.46	46,008	1.36	N/A	1.42	0.35	75
19.06	33.71	40,754	1.54	N/A	1.54	0.41	72
14.32	16.33	37,367	1.70	N/A	1.70	(0.34)	84

$15.60	6.90%	$415,999	0.95%	N/A	1.10%	2.38%[7]	80%
14.66	(1.75)	279,978	0.95	N/A	1.24	0.86	98
15.59	23.39	60,087	0.96	N/A	1.39	1.20	136
12.97	20.14	11,496	1.30	N/A	3.05	1.00	102
11.00	10.00	11,234	1.30 [4]	N/A	3.56 [5]	1.39 [5]	83 [6]

$10.90	3.74%	$853,621	2.99%	1.74%	2.99%	0.47%[8]	137%
10.55	2.43	317,600	3.09	1.96	3.05	(1.27)	132
10.30	3.00	37,403	3.88 [4]	2.00 [5]	4.89 [5]	(2.04)[5]	72 [6]

$10.85	3.66%	$31,294	3.24%	1.99%	3.24%	0.22%[8]	137%
10.51	2.14	59,919	3.34	2.21	3.30	(1.52)	132
10.29	4.36	2,841	4.12 [5]	2.25 [5]	4.44 [5]	(2.28)[5]	72 [6]

$11.15	11.50%	$10,938	3.87%[5]	2.10%[5]	7.82%[5]	(1.26)%[5]	229%[3,6]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Long/Short Fund (“BP Emerging Markets Long/Short Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of August 31, 2016, the BP Funds (other than the BP Emerging Markets Long/Short Fund) each offer two classes of shares, Institutional Class and Investor Class. As of August 31, 2016, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund and the BP Emerging Markets Long/Short Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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NOTES TO FINANCIAL STATEMENTS (continued)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of August 31, 2016 is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair value pricing are categorized as Level 2 in the hierarchy. For the BP Global Long/Short Fund and the BP Global Equity Fund securities held as long positions with an end of period value of $2,056,206 and $1,535,146 transferred from Level 1 into Level 2. For the BP Long/Short Research Fund, securities held as short positions with an end of period value of $31,373,240 transferred from Level 1 into Level 2. These transfers occurred as a result of securities being valued utilizing the international fair value pricing at August 31, 2016. For the BP Global Long/Short Fund and the BP Long/Short Research Fund, securities held as short positions with an end of period value of $3,206,380 and $8,332,753, respectively, transferred from Level 2 into Level 1. These transfers occurred as a result of these securities no longer being valued utilizing the international fair value pricing at August 31, 2016.

Use of Estimates — The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Emerging Markets Risk — The BP Emerging Markets Long/Short Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of August 31, 2016, all of each Fund’s written options were exchange-traded options.

The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP All-Cap Value Fund, the BP Global Equity Fund and the BP Global Long/Short Fund had transactions in options written during the year ended August 31, 2016 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2015	1,052	$649,513	39,654	$17,783,087	95	$558,681
Options written	15,826	6,041,329	53,420	25,252,716	1,066	663,171
Options closed	(1,231)	(766,212)	(20,335)	(7,142,682)	(49)	(13,301)
Options expired	(1,674)	(254,376)	(26,693)	(9,935,646)	(95)	(558,681)
Options exercised	—	—	(41,924)	(24,362,463)	—	—

Options outstanding at August 31, 2016	13,973	$5,670,254	4,122	$1,595,012	1,017	$649,870

	BP Global Equity Fund		BP Global Long/Short Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2015	—	$—	1,732	$1,055,665
Options written	1,200	562,017	7,743	4,069,489
Options closed	—	—	(866)	(482,768)
Options expired	(285)	(114,411)	(2,497)	(1,195,624)
Options exercised	(915)	(447,606)	(5,158)	(2,949,441)

Options outstanding at August 31, 2016	—	$—	954	$497,321

ANNUAL REPORT 2016	79

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended August 31, 2016, the average volume of options was as follows:

Fund	Purchased Options (Cost)	Written Options (Proceeds)
BP Long/Short Equity Fund	$529,663	$3,680,485
BP Long/Short Research Fund	—	12,619,192
BP All-Cap Value Fund	—	610,819
BP Global Equity Fund	—	201,925
BP Global Long/Short Fund	680,550	1,603,576

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2016, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund had net charges of $6,033,824, $19,089,133, $2,642,358, and $4,272 respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

As of August 31, 2016, the BP Long/Short Equity Fund, BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund had securities sold short valued at $220,475,915, $3,181,779,839, $368,079,407 and $114,601, respectively, for which securities of $155,060,791, $2,511,283,244, $304,092,783, and $99,994 and cash deposits of $220,512,707, $2,587,894,525, $369,780,439 and $237,411, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2016:

BP Long/Short Equity Fund			BP Long/Short Research Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
148	CAD 60,390	0.96%	237	AUD 14,843,519	2.43%
234	EUR 580,173	0.12%	183	CAD 11,095,865	0.96%
9	JPY 53,030,199	0.46%	219	CHF 6,467,212	0.33%
105	USD 3,737,488	0.57%	240	DKK 32,028,323	0.25%
			258	EUR 47,904,782	0.13%
			188	GBP 11,338,742	0.88%
			223	HKD 60,818,522	0.51%
			222	JPY 2,739,590,655	0.44%
			174	NOK 28,165,065	1.02%
			214	SEK 221,443,484	0.06%
			124	SGD 5,258,222.	0.80%
			113	USD 20,379,810	0.76%

80	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

BP Global Long/Short Fund			BP Emerging Markets Long/Short Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
93	AUD 127,414	2.43%	8	EUR 10	0.05%
71	CAD 5,637	1.00%	68	GBP 2,103	0.90%
19	CHF 119,646	0.30%	78	HKD 572,994	0.51%
97	DKK 2,370,795	0.45%	51	SGD 23,353	0.80%
231	EUR 5,163,221	0.26%	117	ZAR 102,037	7.39%
211	GBP 3,090,106	0.89%
69	HKD 3,260,449	0.46%
228	JPY 501,067,155	0.51%
40	NOK 621,487	1.39%
40	NZD 178,255	3.24%
117	SEK 1,735,604	0.51%
115	SGD 1,923,240	0.59%
20	THB 40,345,927	1.80%
97	USD 1,932,363	0.65%

As of August 31, 2016, the BP Long/Short Equity Fund and the BP Global Long/Short Fund had borrowings of $283,897 and $191,808, respectively. Such amounts are included in due to prime broker on the Statements of Assets and Liabilities. The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund incurred interest expense for the year ended August 31, 2016, in the amount of $6,919, $492,688, $56,450 and $276, respectively.

Contracts for Difference — The BP Global Long/Short Fund, the BP Long/Short Research Fund and the BP Emerging Markets Long/Short Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of August 31, 2016, the BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund held CFDs.

ANNUAL REPORT 2016	81

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended August 31, 2016, the average volume of CFDs was as follows:

Fund	Notional Amount Long	Notional Amount Short
BP Long/Short Research Fund	$35,485,247	$33,818,151
BP Global Long/Short Fund	—	8,127,313
BP Emerging Markets Long/Short Fund	4,967,932	2,529,820

2.	Investment Advisers and Other Services

Boston Partners Global Investors, Inc. (“Boston Partners”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Boston Partners is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets, 0.80% of the BP All-Cap Value Fund’s average daily net assets, 0.90% of the BP Global Equity Fund’s average daily net assets, 1.50% of the BP Global Long/Short Fund’s average daily net assets and 1.85% of the BP Emerging Markets Long/Short Fund’s average daily net assets, each accrued daily and payable monthly. Boston Partners is also entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small/Micro Cap Value Fund	0.80% of net assets up to $500 million
0.75% of net assets in excess of $500 million

Boston Partners has contractually agreed to limit the BP Long/Short Equity Fund’s total annual Fund operating expenses (excluding certain items discussed below) to the extent that such expenses exceed 2.50% and 2.75%, of the average daily net assets attributable to the Fund’s Institutional Class shares and Investor Class shares, respectively. Effective January 1, 2016, Boston Partners has contractually agreed to limit the BP All-Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to the extent that such expenses exceed 0.80% and 1.05%, of the average daily net assets attributable to the Fund’s Institutional Class shares and Investor Class shares, respectively. Prior to January 1, 2016, Boston Partners had contractually agreed to limit the BP All-Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to the extent that such expenses exceed 0.70% and 0.95%, of the average daily net assets attributable to the Fund’s Institutional Class shares and Investor Class shares, respectively. This limit is calculated daily based on the BP Long/Short Equity Fund and BP All-Cap Value Fund’s average daily net assets. These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. These contractual limitations are in effect until at least February 28, 2017 and may not be terminated without approval of the Company’s Board of Directors. Boston Partners may not recoup any of its waived investment advisory fees with respect to these Funds.

For BP Small Cap Value Fund II, Boston Partners has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.10% and 1.35%, of the average daily net assets attributable to the Fund’s Institutional Class shares and Investor Class shares, respectively. This contractual limitation is in effect until February 28, 2017 and may not be terminated without the approval of the Board of Directors. If at any time during the three years from the date such waiver or reimbursement was made in which the Fund’s advisory agreement with Boston Partners is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10% for the Institutional Class and 1.35% for the Investor Class, Boston Partners is entitled to reimbursement by the Fund of the advisory fees foregone and other payments remitted by Boston Partners to the Fund during such three-year period.

For the BP Long/Short Research Fund, BP Global Long/Short Fund and the BP Global Equity Fund, Boston Partners has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50%, 2.00% and 0.95%, respectively, of the average daily net assets attributable to the Funds’ Institutional Class shares and 1.75%, 2.25% and 1.20%, respectively, of the average daily net assets attributable to the Funds’ Investor Class. This contractual limitation is in effect until at least February 28, 2017 and may not be terminated without approval of the Company’s Board of Directors. If at any time within three years from the date on which such waiver or reimbursement was made, the Funds’ Total annual Fund operating expenses for that year are less than 1.50% for the Institutional Class and 1.75% for the Investor Class of the BP Long/Short Research Fund, or 2.00% for the Institutional Class and 2.25% for the Investor Class of the BP Global Long/Short Fund or 0.95% for the Institutional Class and 1.20% for the Investor Class of the BP Global Equity Fund, Boston Partners is entitled to reimbursement by such Fund(s) of the advisory fees forgone and other payments remitted by Boston Partners to the Fund(s) during such three-year period.

82	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Boston Partners has contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.10%. The contractual limitation is in effect until at least February 28, 2017 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the three years from the date such waiver or reimbursement was made in which the Fund’s advisory agreement with Boston Partners is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10%, Boston Partners is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Boston Partners to the Fund during such three-year period.

Boston Partners has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the BP Emerging Markets Long/Short Fund’s Institutional Class shares exceeds 2.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until July 19, 2017 and may not be terminated without the approval of the Company’s Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.10%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

At August 31, 2016, the amount of potential recoupment by the Adviser was as follows:

	Expiration August 31, 2017	Expiration August 31, 2018	Expiration August 31, 2019	Total
BP Small Cap Value Fund II	$41,219	$362,104	$404,770	$808,093
WPG Small/Micro Cap Value Fund	27,146	125,396	149,394	301,936
BP Global Equity Fund	217,404	316,245	502,669	1,036,318
BP Emerging Markets Long/Short Fund	—	—	192,417	192,417

For the year ended August 31, 2016, Boston Partners has waived and reimbursed fees as follows:

Fund	Investment Adviser Expense Waived	Investment Adviser Reimbursement
BP Small Cap Value Fund II	$404,770	$—
BP All-Cap Value Fund	2,267,092	—
WPG Small/Micro Cap Value Fund	149,394	—
BP Global Equity Fund	502,669	—
BP Emerging Markets Long/Short Fund	102,394	90,023

In determining Boston Partners’ obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

For the year ended August 31, 2016 BNY Mellon waived Administration, Transfer Agency and Custody fees in the amounts of $16,251, 7,950 and 2,499, respectively for the BP Emerging Markets Long/Short Fund. The Fund will not pay BNY Mellon at a later time for any amounts waived.

ANNUAL REPORT 2016	83

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Foreside Funds Distributors LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Plans.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2016 was $476,387. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Funds or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Funds paid $230,503 in officer fees.

4.	Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$153,051,578	$96,290,216
BP Long/Short Equity Fund	644,781,498	476,142,160
BP Long/Short Research Fund	3,531,591,785	4,357,079,013
BP All-Cap Value Fund	593,784,323	359,475,687
WPG Small/Micro Cap Value Fund	20,359,994	24,984,523
BP Global Equity Fund	374,429,054	258,273,387
BP Global Long/Short Fund	1,283,755,056	879,064,747
BP Emerging Markets Long/Short Fund	7,371,604	5,009,406

For the year ended August 31, 2016, the BP All-Cap Value Fund had a redemption-in-kind, which was comprised, in part, of securities in the amount of $46,116,086. This amount is excluded from the aggregate sales above.

For the period ended August 31, 2016, the BP Emerging Markets Long/Short Fund had a subscription-in-kind, which was comprised of securities in the amount of $897,632. This amount is excluded from the aggregate purchases above.

5.	Capital Share Transactions

As of August 31, 2016, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the BP Long/Short Research Fund and the WPG Small/Micro Cap Value Fund, which have 750,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6.	Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Company’s Board of Directors, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended August 31, 2016, the Funds participated in securities

84	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

lending. The market value of securities on loan and collateral as of August 31, 2016 and the income generated from the program during the year ended August 31, 2016 with respect to such loans were as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP Small Cap Value Fund II	$18,968,473	$19,567,739	$156,307
BP Long/Short Equity Fund	42,872,689	44,336,019	521,314
BP All-Cap Value Fund	5,247,102	5,417,919	90,656
WPG Small/Micro Cap Value Fund	3,208,419	3,389,405	41,265

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of August 31, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
BP Small Cap Value Fund II	$18,968,473	—	$18,968,473	$(18,968,473)	—	—
BP Long/Short Equity Fund	42,872,689	—	42,872,689	(42,872,689)	—	—
BP All-Cap Value Fund	5,247,102	—	5,247,102	(5,247,102)	—	—
WPG Small/Micro Cap Value Fund	3,208,419	—	3,208,419	(3,208,419)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Boston Partners as applicable, based on policies and procedures established by the Company’s Board of Directors. Therefore, not all restricted securities are considered illiquid.

At August 31, 2016, the following Fund held restricted securities that were illiquid:

	Acquisition Date	Acquisition Cost	Shares/Par	Value	% of Net Assets
BP All-Cap Value Fund
Common Stocks:
Peoples Choice Financial Corp. 144A	12/21/04-01/23/06	$14,293	1,465	$0.00	0.0%

		$14,293	1,465	$—	0.0%

8.	Redemption Fees

Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund and BP Global Long/Short Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

ANNUAL REPORT 2016	85

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

9.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BP Small Cap Value Fund II	$332,351,404	$98,421,970	$(18,812,059)	$79,609,911
BP Long/Short Equity Fund	747,802,919	177,753,974	(59,318,113)	118,435,861
BP Long/Short Research Fund	5,469,683,012	1,402,892,532	(509,602,131)	893,290,401
BP All-Cap Value Fund	1,090,089,582	283,009,932	(24,142,020)	258,867,912
WPG Small/Micro Cap Value Fund	33,099,427	5,730,988	(3,083,085)	2,647,903
BP Global Equity Fund	366,821,115	51,492,124	(11,234,339)	40,257,785
BP Global Long/Short Fund	728,732,649	127,333,895	(52,469,412)	74,864,483
BP Emerging Markets Long/Short Fund	3,755,928	534,256	(313,076)	221,180

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in contract for differences and investments in partnerships and passive foreign investment companies.

Fund	Increase/ (Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss) on Investments	Increase/ (Decrease) Additional Paid-in Capital
BP Small Cap Value Fund II	$(179,840)	$179,840	$—
BP Long/Short Equity Fund	27,167,736	(740,110)	(26,427,626)
BP Long/Short Research Fund	36,355,682	(36,363,934)	8,252
BP All-Cap Value Fund	(605)	2,484,726	(2,484,121)
WPG Small/Micro Cap Value Fund	4,960	(4,960)	—
BP Global Equity Fund	(282,052)	282,052	—
BP Global Long/Short Fund	(1,538,218)	1,538,218	—
BP Emerging Markets Long/Short Fund	784,065	(767,789)	(16,276)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Qualified Late-year Loss Deferral
BP Small Cap Value Fund II	$2,077,954	$—	$—	$79,609,911	$(1,294,462)
BP Long/Short Equity Fund	—	—	—	100,841,726	(6,170,428)
BP Long/Short Research Fund	—	—	—	644,685,505	(129,085,293)
BP All-Cap Value Fund	18,330,259	14,367,819	—	258,993,724	—
WPG Small/Micro Cap Value Fund	151,830	—	—	2,647,905	(1,657,254)
BP Global Equity Fund	7,167,965	—	(3,648,768)	40,251,890	(22,150,145)
BP Global Long/Short Fund	—	—	—	56,433,243	(24,758,619)
BP Emerging Markets Long/Short Fund	800,343	—	—	225,265	—

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 was as follows:

	2016			2015
Fund	Ordinary Income	Long-Term Gains	Total	Ordinary Income	Long-Term Gains	Total
BP Small Cap Value Fund II	$3,004,858	$12,981,910	$15,986,768	$1,556,667	$3,412,105	$4,968,772
BP Long/Short Equity Fund	—	48,419,051	48,419,051	—	72,185,837	72,185,837
BP Long/Short Research Fund	17,314,839	256,483,631	273,798,470	—	77,881,138	77,881,138
BP All-Cap Value Fund	22,632,064	48,142,545	70,774,609	21,516,995	25,582,869	47,099,864
WPG Small/Micro Cap Value Fund	234,660	748,352	983,012	2,796,155	2,239,602	5,035,757
BP Global Equity Fund	1,248,425	150,010	1,398,435	2,166,520	1,082,426	3,248,946
BP Global Long/Short Fund	1,989,941	436,376	2,426,317	—	—	—
BP Emerging Markets Long/Short Fund	—	—	—	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the fiscal year ended August 31, 2016, the following Funds deferred to September 1, 2016, the following qualified late year losses

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
BP Small Cap Value Fund II	$—	$1,294,462	$—
BP Long/Short Equity Fund	6,170,428	—	—
BP Long/Short Research Fund	—	85,175,227	43,910,066
BP All-Cap Value Fund	—	—	—
WPG Small/Micro Cap Value Fund	—	464,700	1,192,554
BP Global Equity Fund	—	18,750,318	3,399,827
BP Global Long/Short Fund	—	16,713,317	8,045,302
BP Emerging Markets Long/Short Fund	—	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2016, the BP Global Equity Fund had post-enactment capital losses of $3,648,768, of which $140,610 are long-term capital losses and $3,508,158 are short-term capital losses. The capital losses can be carried forward for an unlimited period.

During the fiscal year ended August 31, 2016, the BP Long/Short Equity Fund utilized $89,665 and lost through expiration $331,952 of pre-enactment capital loss carryforward.

ANNUAL REPORT 2016	87

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (concluded)

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective November 19, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accounting agent, and dividend paying agent (“Transfer Agent”) to the Fund. U.S. Bank N.A., will replace the Bank of New York Mellon as the custodian to the Fund.

88	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund and Boston Partners Emerging Markets Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2016, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund and Boston Partners Emerging Markets Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) at August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2016

ANNUAL REPORT 2016	89

BOSTON PARTNERS INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. During the fiscal year ended August 31, 2016, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gains
BP Small Cap Value Fund II	$3,004,858	$12,981,910
BP Long/Short Equity Fund	—	48,419,051
BP Long/Short Research Fund	17,314,839	256,483,631
BP All-Cap Value Fund	22,632,064	48,142,545
WPG Small/Micro Cap Value Fund	234,660	748,352
BP Global Equity Fund	1,248,425	150,010
BP Global Long/Short Fund	1,989,941	436,376
BP Emerging Markets Long/Short	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2016 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	79.97%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	72.87%
WPG Small/Micro Cap Value Fund	37.73%
BP Global Equity Fund	100.00%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Long/Short	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	80.60%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	76.65%
WPG Small/Micro Cap Value Fund	31.22%
BP Global Equity Fund	62.43%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Long/Short	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.02%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.02%
WPG Small/Micro Cap Value Fund	0.11%
BP Global Equity Fund	0.02%
BP Global Long/Short Fund	4.56%
BP Emerging Markets Long/Short	0.00%

90	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.00%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Long/Short	0.00%

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

ANNUAL REPORT 2016	91

BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”), including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners and the Company (the “Investment Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Boston Partners, with respect to the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund (for this section only, each a “Fund” and collectively the “Funds”), the Board took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Board considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Board considered the nature, extent and quality of the services provided by Boston Partners. The Board concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Board also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for one-, three-, and five-year periods ended March 31, 2016, as applicable. The Board considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Board concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Board noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the three-year, five-year, and since inception periods ended March 31, 2016. The Board also noted that the Boston Partners All-Cap Value Fund ranked in the 1st quintile in both its Lipper Group and Lipper performance universe for the one-, two-, three-, four- and five-year periods ended December 31, 2015.

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OTHER INFORMATION (unaudited) (concluded)

The Board noted that the Boston Partners Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the one-year, since-inception and year to date periods ended March 31, 2016. The Board noted that the Boston Partners Long/Short Equity Fund’s performance ranked in the 1st quintile in its Lipper Group for the one-, two-, three-, four- and five-year periods ended December 31, 2015.

The Board noted that while the performance of the WPG Partners Small/Micro Cap Value Fund had been below the median within its Lipper Group, the Fund had outperformed its primary benchmark, the Russell 2000 Value Index, since inception.

Next, the Board also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had underperformed its benchmark for the one-, three-, five- and since inception periods ended March 31, 2016. However, the Board noted that the Boston Partners Long/Short Research Fund ranked within the 1st quintile in its Lipper Group for each of the one-, two-, three-, four-year and since inception periods ended December 31, 2015. In addition, the Board noted that the Fund ranked in the 1st quintile for the two-, four-, and five-year periods and the 2nd quintile for the one- and three-year periods ended December 31, 2015 in its Lipper performance universe.

The Board next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, one-, three- and five-year, and since inception periods ended March 31, 2016. In addition, the Board noted that the Fund ranked in the 1st quintile in its Lipper Group for the one, two-, four- and five-year periods ended December 31, 2015.

The Board also considered the performance of the Boston Partners Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the year-to-date, one- and three-year, and since inception periods ended March 31, 2016. They also noted that Fund ranked in the 1st quintile for the one-, two-, three-, and four-year periods ended December 31, 2015 in both its Lipper Group and Lipper performance universe.

The Board noted that the Boston Partners Global Long/Short Fund had outperformed its benchmark, the MSCI World Index, for the one-year and since inception periods ended March 31, 2016. They noted that for the one-year period ended December 31, 2015, the Fund ranked in the 1st quintile in both its Lipper Group and Lipper performance universe.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2016 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Board concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2017.

ANNUAL REPORT 2016	93

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

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DIRECTORS AND EXECUTIVE OFFICERS (concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995–2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	Since 2016	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Since 2016	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	Since 2016	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

ANNUAL REPORT 2016	95

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

96	ANNUAL REPORT 2016

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited) (concluded)

What we do

How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•           ORIX Corporation.

•           Robeco Investment Management, Inc.

•           Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

ANNUAL REPORT 2016	97

INVESTMENT ADVISER

Boston Partners Global Investors, Inc.

909 Third Avenue, 32nd Floor

New York, NY 10022

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

PRINCIPAL

UNDERWRITER

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

BOS-AR16

CUSTODIAN

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

LEGAL COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

CAMPBELL CORE CARRY FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

CAMPBELL CORE CARRY FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

The Campbell Core Carry Fund’s primary objective is to seek capital appreciation by identifying risk premium opportunities in futures and forward markets based primarily on information embedded in or conceptually linked to the futures/forward term structure. The Fund is diversified across global markets and can be either long or short, resulting in a low long-term correlation to both directional strategies and traditional investments.

PERFORMANCE OF THE FUND

NAME	6 MONTH RETURN MARCH 1, 2016 THROUGH AUGUST 31, 2016	INCEPTION THROUGH AUGUST 31, 2016*
Campbell Core Carry Fund - Institutional Class	1.44%	5.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.13%	0.16%
Barclay BTOP50 Index	-5.63%	-1.30%
HFRI Macro Index	-0.43%	2.08%
S&P 500 Total Return Index	10.08%	9.95%

* Inception date of the Fund is December 21, 2015.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect.

Returns of the Fund’s Institutional shares for the fiscal period ended August 31, 2016 (“Fiscal Year 2016”) are shown in the table above, along with the performance of some industry benchmarks, the 3-month Treasury-Bill Index and the S&P 500 Index. The Fund finished its Fiscal Year 2016 with positive portfolio performance, profiting in Fixed Income and Equity Indices and experiencing losses in Commodities and Foreign Exchange.

The rally in global bonds led to sizable gains for the Fund, which maintained a net long position during Fiscal Year 2016 and profited as prices moved higher (yields lower). Additional gains came from the equity index sector, where generally long positioning benefitted as stock prices increased. On the negative side, losses came from commodities where generally short positioning in energies and metals lost on increasing prices and a long position in softs also detracted from the portfolio.

FISCAL YEAR 2016 HIGHLIGHTS

Though performance is off to a positive start since launch, our research team continues to look for ways to improve. Campbell has been trading carry strategies since the early 2000’s and it continues to be an area of focus. Research also continues to innovate in the areas of portfolio construction and risk management and many of these innovations have been implemented in the Core Carry portfolio since launch.

In addition to internal research, industry education continues to be an important focus for Campbell. We most recently published two educational White Papers, entitled “Introduction to Global Carry” and “Taming of the Skew”. The first paper provides an overview of multi-asset carry, while the second explores the source of skew in trend following returns. If you would like a copy of either paper, please let us know.

Finally, we are pleased to report a senior level addition to our team. Joseph D. Kelly joined Campbell in September 2016 and will be assuming the role of Managing Director of the Client Solutions Group. Joe will be responsible for managing the institutional sales and consultant relations efforts. Prior to joining Campbell, Mr. Kelly held leadership roles at several alternative asset management firms.

We look forward to speaking with you during the coming year and welcome any questions you may have regarding the Fund.

1

CAMPBELL CORE CARRY FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

The HFRI Macro Index is a monthly performance, equal weighted, globally focused, total return hedge fund index. Constituent managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. The Index is unmanaged and not available for direct investment.

The S&P 500 Total Return Index components are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies, rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This calculation includes reinvestment of dividends and distributions. The index is unmanaged and not available for direct investment.

2

CAMPBELL CORE CARRY FUND

ANNUAL REPORT

PERFORMANCE DATA

AUGUST 31, 2016

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in

Campbell Core Carry Fund vs. Barclays BTOP50 Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund is made on December 21, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclays BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016*
Since Inception**
Campbell Core Carry Fund, Institutional Shares	5.50%
Barclay BTOP50 Index***	-1.30%

*	Not annualized.

**	Inception date of the Fund is December 21, 2015.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 16, 2015, is 2.15% and the Fund’s net operating expense ratio is 1.25%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25% of the Fund’s average daily net assets attributable to Institutional Shares. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations

3

CAMPBELL CORE CARRY FUND

ANNUAL REPORT

PERFORMANCE DATA (CONCLUDED)

AUGUST 31, 2016

(UNAUDITED)

and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index. The August returns are estimates for the BTOP50.

Portfolio composition is subject to change.

4

CAMPBELL CORE CARRY FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL SHARES

	BEGINNING ACCOUNT VALUE MARCH 1, 2016	ENDING ACCOUNT VALUE AUGUST 31, 2016	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,014.40	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.39

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Shares, which includes waived fees or reimbursed expenses (including interest expense, if any), multiplied by the average account value over the period, multiplied by the number of days in the fiscal half year (184) then divided by 366 days to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Institutional Shares of the Fund of 1.44%.

5

CAMPBELL CORE CARRY FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2016

(UNAUDITED)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2016.

	% OF NET
SECURITY TYPE/SECTOR CLASSIFICATION	ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	68.8%	$10,896,810
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	31.2	4,951,151

NET ASSETS	100.0%	$15,847,961

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

6

CAMPBELL CORE CARRY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2016

	COUPON*	MATURITY	PAR	VALUE
SHORT-TERM INVESTMENTS — 68.8%
U.S. TREASURY OBLIGATIONS—68.8%
United States Treasury Bill	0.275%	09/22/16	$5,400,000	$5,399,149
United States Treasury Bill	0.320%	10/20/16	5,500,000	5,497,661

				10,896,810

TOTAL SHORT-TERM INVESTMENTS (Cost $ 10,896,810)				10,896,810

TOTAL INVESTMENTS — 68.8% (Cost $ 10,896,810)				10,896,810

OTHER ASSETS IN EXCESS OF LIABILITIES — 31.2%				4,951,151

NET ASSETS — 100.0%				$15,847,961

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.

7

CAMPBELL CORE CARRY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Futures contracts outstanding as of August 31, 2016 were as follows:

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
90-DAY Eurodollar	09/18/17	197	$48,780,598	$(60,035)
Amsterdam Index	09/16/16	9	899,911	12,236
Australian 10-Year Bond	09/16/16	23	2,368,517	15,074
Australian 3-Year Bond	09/15/16	130	11,051,475	40,737
CAC 40 10 Euro	09/19/16	4	197,217	798
Canadian 10-Year Bond	12/30/16	22	2,460,406	1,802
Cotton No.2	12/21/16	5	172,065	(8,115)
Euro Stoxx 50	09/16/16	6	192,231	10,558
Euro-Bund	09/12/16	5	933,391	128
FTSE 100 Index	09/19/16	9	763,474	38,517
Hang Seng Index	09/30/16	6	881,521	5,189
IBEX 35 Index	09/16/16	1	96,822	494
London Metals Exchange Aluminum	09/21/16	37	1,515,346	(34,652)
London Metals Exchange Copper	09/21/16	3	348,828	(3,284)
London Metals Exchange Nickel	09/21/16	8	476,015	(9,383)
London Metals Exchange Zinc	09/21/16	9	485,124	34,120
MSCI Taiwan Index	09/29/16	34	1,150,116	(10,096)
OMX Stockholm 30 Index	09/16/16	47	772,632	5,747
S&P/TSX 60 Index	09/15/16	19	2,378,880	84,426
Soybean	11/16/16	15	773,055	(65,805)
Soybean Meal	12/16/16	12	421,054	(53,014)
SPI 200 Index	09/16/16	28	2,811,603	34,524
Sugar No. 11 (World)	12/15/16	29	655,957	(4,408)
U.S. Treasury 10-Year Notes	12/30/16	7	918,323	(1,870)
U.S. Treasury 2-Year Notes	01/05/17	127	27,737,565	(11,877)
U.S. Treasury 5-Year Notes	01/05/17	24	2,913,598	(3,598)

			$112,155,724	$18,213

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
3-Month Euro Euribor	09/18/17	-66	$(18,464,673)	$(4,652)
90-DAY Sterling	09/20/17	-96	(15,718,277)	1,496
Bank Acceptance	12/19/16	-27	(5,102,177)	2,360
Brent Crude	09/30/16	-11	(512,791)	(2,999)
CBOE Volatility Index	09/21/16	-11	(162,724)	2,399
Coffee	12/30/16	-17	(934,713)	(2,731)
Copper	12/30/16	-6	(320,986)	9,361
Corn	12/16/16	-69	(1,147,565)	59,090
Euro-Schatz	09/12/16	-156	(19,496,801)	5,937
Gold 100 Oz	12/30/16	-1	(134,718)	3,578
Kansas City Hard Red Winter Wheat	12/30/16	-21	(458,789)	41,414
London Metals Exchange Aluminum	09/21/16	-78	(3,186,208)	64,745
London Metals Exchange Copper	09/21/16	-3	(354,920)	9,376
London Metals Exchange Nickel	09/21/16	-9	(478,998)	(45,963)
London Metals Exchange Zinc	09/21/16	-19	(1,033,095)	(63,086)
Natural Gas	10/31/16	-17	(456,110)	(34,680)
NY Harbor Ultra-Low Sulfur Diesel	10/30/16	-9	(529,666)	(9,249)
Silver	12/30/16	-6	(572,711)	11,501
Soybean Oil	12/23/16	-1	(17,973)	(1,749)
Wheat	12/16/16	-40	(876,626)	100,126
WTI Crude	10/31/16	-20	(882,593)	(11,407)

			$(70,843,114)	$134,867

Total Futures Contracts			$41,312,610	$153,080

The accompanying notes are an integral part of the consolidated financial statements.

8

CAMPBELL CORE CARRY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Forward foreign currency contracts outstanding as of August 31, 2016 were as follows:

CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	UNREALIZED APPRECIATION (DEPRECIATION)

AUD	1,700,000	USD	1,260,040	09/21/16	UBS	$16,906
AUD	900,000	USD	672,961	09/21/16	UBS	3,069
AUD	200,000	USD	150,358	09/21/16	UBS	(129)
AUD	100,000	USD	73,725	09/21/16	UBS	1,389
AUD	100,000	USD	74,969	09/21/16	UBS	146
EUR	700,000	USD	787,197	09/21/16	UBS	(5,644)
EUR	400,000	USD	441,816	09/21/16	UBS	4,785
EUR	300,000	USD	335,669	09/21/16	UBS	(718)
EUR	200,000	USD	220,545	09/21/16	UBS	2,756
GBP	100,000	USD	133,141	09/21/16	UBS	(1,756)
GBP	100,000	USD	145,856	09/21/16	UBS	(14,470)
JPY	46,100,000	USD	446,836	09/21/16	UBS	(833)
JPY	43,100,000	USD	418,721	09/21/16	UBS	(1,742)
JPY	35,600,000	USD	346,226	09/21/16	UBS	(1,808)
JPY	3,900,000	USD	37,282	09/21/16	UBS	449
NZD	1,200,000	USD	855,031	09/21/16	UBS	14,907
NZD	1,100,000	USD	759,424	09/21/16	UBS	38,020
NZD	700,000	USD	496,098	09/21/16	UBS	11,366
NZD	300,000	USD	216,955	09/21/16	UBS	529
SEK	11,400,000	USD	1,363,531	09/21/16	UBS	(30,424)
SEK	7,600,000	USD	902,072	09/21/16	UBS	(13,334)
SEK	500,000	USD	60,112	09/21/16	UBS	(1,643)
USD	227,880	AUD	300,000	09/21/16	UBS	2,536
USD	223,684	AUD	300,000	09/21/16	UBS	(1,659)
USD	74,128	AUD	100,000	09/21/16	UBS	(986)
USD	103,911	CHF	100,000	09/21/16	UBS	2,102
USD	102,679	CHF	100,000	09/21/16	UBS	871
USD	1,895,060	EUR	1,700,000	09/21/16	UBS	(2,997)
USD	1,225,869	EUR	1,100,000	09/21/16	UBS	(2,285)
USD	790,734	EUR	700,000	09/21/16	UBS	9,181
USD	784,783	EUR	700,000	09/21/16	UBS	3,231
USD	291,494	GBP	200,000	09/21/16	UBS	28,722
USD	479,567	JPY	51,400,000	09/21/16	UBS	(17,712)
USD	456,655	JPY	47,240,000	09/21/16	UBS	(377)
USD	436,531	JPY	45,160,000	09/21/16	UBS	(378)
USD	265,588	JPY	27,300,000	09/21/16	UBS	1,469
USD	20,930	JPY	2,200,000	09/21/16	UBS	(355)
USD	428,719	NZD	600,000	09/21/16	UBS	(6,250)
USD	280,103	NZD	400,000	09/21/16	UBS	(9,876)
USD	141,894	NZD	200,000	09/21/16	UBS	(3,095)
USD	70,823	NZD	100,000	09/21/16	UBS	(1,672)
USD	69,707	NZD	100,000	09/21/16	UBS	(2,788)
USD	1,940,260	SEK	15,700,000	09/21/16	UBS	104,314
USD	902,913	SEK	7,600,000	09/21/16	UBS	14,175
USD	824,862	SEK	7,000,000	09/21/16	UBS	6,287

Total Forward Foreign Currency Contracts						$144,279

The accompanying notes are an integral part of the consolidated financial statements.

9

CAMPBELL CORE CARRY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2016

AUD	Australian Dollar	MSCI	Morgan Stanley Capital International
CAC	Cotation Assistée en Continu (Continuous Assisted Quotation)	NZD	New Zealand Dollar
CHF	Swiss Franc	OMX	Option Market Index
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	TSX	Toronto Stock Exchange
GBP	British Pound	UBS	UBS AG
IBEX	Index of the Bolsa de Madrid	USD	United States Dollar
JPY	Japanese Yen	WTI	West Texas Intermediate

The accompanying notes are an integral part of the consolidated financial statements.

10

CAMPBELL CORE CARRY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

ASSETS
Investments, at value (cost $10,896,810)	$10,896,810
Cash	1,650,019
Cash collateral on futures contracts and forward foreign currency contracts	3,008,123
Deposits with broker for futures contracts and forward foreign currency contracts	45,491
Receivables for:
Variation margin	153,080
Due from Adviser	46,482
Prepaid expenses	4,725
Unrealized appreciation on forward foreign currency contracts	267,210

Total assets	16,071,940

LIABILITIES
Payables for:
Administration and accounting fees	27,475
Audit and tax service fees	40,000
Transfer agent fees	5,557
Custodian fees	238
Unrealized depreciation on forward foreign currency contracts	122,931
Other accrued expenses and liabilities	27,778

Total liabilities	223,979

Net assets	$15,847,961

NET ASSETS CONSIST OF
Capital stock, $0.001 Par value	$1,502
Paid-in capital	14,157,521
Accumulated net investment loss	(76,117)
Accumulated net realized gain from futures contracts, foreign currency transactions and forward foreign currency contracts	1,470,622
Net unrealized appreciation on futures contracts, foreign currency translations and forward foreign currency contracts	294,433

Net assets	$15,847,961

INSTITUTIONAL SHARES
Net assets	$15,847,961

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,502,449

Net asset value, offering and redemption price per share	$10.55

The accompanying notes are an integral part of consolidated financial statements.

11

CAMPBELL CORE CARRY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED

AUGUST 31, 2016(1)

INVESTMENT INCOME
Interest	$17,306

Total investment income	17,306

EXPENSES
Advisory fees (Note 2)	111,336
Administration and accounting fees (Note 2)	108,625
Audit and tax service fees	40,000
Directors’ and officers’ fees	28,900
Transfer agent fees (Note 2)	18,480
Printing and shareholder reporting fees	15,524
Custodian fees (Note 2)	12,287
Legal fees	9,200
Registration and filing fees	2,578
Other expenses	2,329

Total expenses before waivers and reimbursements	349,259
Less: waivers and reimbursements (Note 2)	(216,716)

Net expenses after waivers and reimbursements	132,543

Net investment loss	(115,237)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Futures contracts	831,090
Foreign currency transactions	2,968
Forward foreign currency contracts	(190,293)

Net realized gain from investments	643,765

Net change in unrealized appreciation/(depreciation) on:
Futures contracts	153,080
Foreign currency translations	(2,926)
Forward foreign currency contracts	144,279

Net change in unrealized appreciation/(depreciation) on investments	294,433

Net realized and unrealized gain on investments	938,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$822,961

(1)  The Fund commenced investment operations on December 21, 2015.

The accompanying notes are an integral part of consolidated financial statements.

12

CAMPBELL CORE CARRY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE
PERIOD ENDED
AUGUST 31, 2016(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(115,237)
Net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	643,765
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency translations and forward foreign currency contracts	294,433

Net increase in net assets resulting from operations	822,961

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Proceeds from shares sold	15,025,000

Total Institutional Shares	15,025,000

Net increase in net assets from capital share transactions	15,025,000

Total increase in net assets	15,847,961

NET ASSETS:
Beginning of period	—

End of period	$15,847,961

Accumulated net investment loss, end of period	$(76,117)

SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,502,449

Total Institutional Shares	1,502,449

Net increase in shares	1,502,449

(1) The Fund commenced investment operations on December 21, 2015.

The accompanying notes are an integral part of consolidated financial statements.

13

CAMPBELL CORE CARRY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	INSTITUTIONAL SHARES
	FOR THE
	PERIOD
	ENDED
	AUGUST 31, 2016(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00

Net investment loss(2)	(0.08)
Net realized and unrealized gain from investments	0.63

Net increase in net assets resulting from operations	0.55

Net asset value, end of period	$10.55

Total investment return(3)		5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$15,848
Ratio of expenses to average net assets with waivers and reimbursements	1.25	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	3.29	%(4)
Ratio of net investment loss to average net assets	(1.09	)%(4)
Portfolio turnover rate	0.00	%(5)

(1)	The Fund commenced investment operations on December 21, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Periods less than one year are not annualized.

(4)	Annualized.
(5)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.

14

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Campbell Core Carry Fund (the “Fund”), which commenced investment operations on December 21, 2015. The Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

CONSOLIDATION OF SUBSIDIARY — The Fund pursues its investment objective by allocating (i) up to 25% of its assets in its wholly-owned subsidiary, Campbell Core Carry Offshore Limited (the “Subsidiary”), that employs the Adviser’s Campbell Core Carry Program and (ii) the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2016, the net assets of the Subsidiary were $1,216,809, which represented 7.7% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS

Short-Term Investments	$10,896,810	$—	$10,896,810	$—
Commodity Contracts
Futures	333,311	333,311	—	—
Equity Contracts
Futures	194,888	194,888	—	—
Interest Rate Contracts
Futures	67,534	67,534	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	267,210	—	267,210	—

Total Assets	$11,759,753	$595,733	$11,164,020	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS

Commodity Contracts
Futures	$(350,525)	$(350,525)	$—	$—
Equity Contracts
Futures	(10,096)	(10,096)	—	—
Interest Rate Contracts
Futures	(82,032)	(82,032)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(122,931)	—	(122,931)	—

Total Liabilities	$(565,584)	$(442,653)	$(122,931)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of

16

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period from commencement of operations (December 21, 2015) through August 31, 2016, the Fund had no transfers between Levels 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the period ended August 31, 2016, the Fund used long and short contracts on foreign currencies and U.S. and foreign equity market indices, U.S. and foreign government bonds, and commodities to gain investment exposure in accordance with its investment objective. The Fund traded commodities through investment in the Subsidiary.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the period ended August 31, 2016.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2016 grouped by contract type and risk exposure category.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Asset Derivatives

	Unrealized appreciation on forward foreign
Forward Contracts	currency contracts	$—	$—	$267,210	$—	$267,210

Futures Contracts(a)	Receivable: Variation Margin	194,888	67,534	—	333,311	595,733

Total Value - Assets		$194,888	$67,534	$267,210	$333,311	$862,943

Liability Derivatives

	Unrealized depreciation on forward foreign
Forward Contracts	currency contracts	$—	$—	$(122,931)	$—	$(122,931)

Futures Contracts(a)	Receivable: Variation Margin	(10,096)	(82,032)	—	(350,525)	(442,653)

Total Value - Liabilities		$(10,096)	$(82,032)	$(122,931)	$(350,525)	$(565,584)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Investments.

17

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The following table lists the amounts of realized gains or (losses) included in net increase in net assets resulting from operations for the period ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		INTEREST	FOREIGN
	OPERATION	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Realized Gain (Loss)

	Net realized gain
	(loss) from Futures
Futures Contracts	Contracts	$468,782	$1,235,302	$—	$(872,994)	$831,090

	Net realized gain
	(loss) from
	Forward Foreign
Forward Contracts	Currency Contracts	—	—	(190,293)	—	(190,293)

Total Realized Gain (Loss)		$468,782	$1,235,302	$(190,293)	$(872,994)	$640,797

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the period ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		INTEREST	FOREIGN
	OPERATION	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)

	Net change in unrealized appreciation
	(depreciation) from
Futures Contracts	Futures Contracts	$184,792	$(14,498)	$—	$(17,214)	$153,080

	Net change in unrealized appreciation
	(depreciation) from
	Forward Foreign
Forward Contracts	Currency Contracts	—	—	144,279	—	144,279

Total Change in Unrealized Appreciation (Depreciation)		$184,792	$(14,498)	$144,279	$(17,214)	$297,359

For the period ended August 31, 2016, the Fund’s quarterly average volume of derivatives is as follows:

		FORWARD FOREIGN	FORWARD FOREIGN
LONG FUTURES	SHORT FUTURES	CURRENCY	CURRENCY
NOTIONAL	NOTIONAL	CONTRACTS — PAYABLE	CONTRACTS — RECEIVABLE
COST	COST	(VALUE AT TRADE DATE)	(VALUE AT TRADE DATE)
$105,387,849	$(40,347,399)	$(20,756,686)	$20,756,686

18

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not				Gross Amount Not
	Gross Amount	Offset			Gross Amount	Offset
	Presented in the	in Consolidated			Presented in the	in Consolidated
	Consolidated	Statement of			Consolidated	Statement of
	Statement of	Assets and Liabilities			Statement of	Assets and Liabilities
	Assets and	Financial	Collateral	Net	Assets and	Financial	Collateral	Net
Description	Liabilities	Instruments	Received	Amount(1)	Liabilities	Instruments	Pledged(2)	Amount(3)

	Assets				Liabilities
Forward Foreign Currency Contracts	$267,210	($122,931)	$—	$144,279	$122,931	($122,931)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable from the counterparty in the event of default.

USE OF ESTIMATES — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

19

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

20

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

FUTURES CONTRACTS — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund uses forward foreign currency contracts in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

21

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

2. INVESTMENT ADVISER AND OTHER SERVICES

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.05% of the Fund’s average daily net assets.

Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.25%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of the Company. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.25%, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For the period ended August 31, 2016, investment advisory fees accrued and waived were $111,336 and $107,862, respectively, and fees reimbursed by the Adviser were $58,631. At August 31, 2016, the amount of potential recovery by the Adviser was as follows:

EXPIRATION
AUGUST 31, 2019
$166,493

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For the period ended August 31, 2016, BNY Mellon accrued administration and accounting fees totaling $108,625 and waived fees totaling $36,198.

Included in the administration and accounting service fees, shown on the Consolidated Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimums, and out of pocket expenses. For the period ended August 31, 2016, BNY Mellon accrued transfer agent fees totaling $18,480 and waived fees totaling $8,700.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended August 31, 2016, the Custodian accrued custodian fees totaling $12,287 and waived fees totaling $5,325.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

22

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

3. DIRECTOR’S AND OFFICER’S COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the period ended August 31, 2016 was $7,385. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the period ended August 31, 2016, the Fund paid $11,253 in officer fees.

4. INVESTMENT IN SECURITIES

For the period ended August 31, 2016, there were no purchases and sales of investment securities for the Fund, excluding short term investments for cash management purposes.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

			NET
FEDERAL TAX	UNREALIZED	UNREALIZED	UNREALIZED
COST	APPRECIATION	DEPRECIATION	DEPRECIATION
$12,996,810	$—	$(883,191)	$(883,191)

The following permanent differences as of August 31, 2016, primarily attributable to short-term realized gains being offset with current net operating loss, reclassification of capital gains and income received from wholly-owned controlled foreign corporation, reclassifications of short-term capital gain distributions and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED	PAID-IN
INCOME	GAINS	CAPITAL
$39,120	$826,857	$(865,977)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

			QUALIFIED
UNDISTRIBUTED	UNDISTRIBUTED	UNREALIZED	LATE-YEAR	OTHER TEMPORARY
ORDINARY INCOME	LONG-TERM GAINS	APPRECIATION	LOSSES	DIFFERENCES
$837,011	$678,777	$173,150	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

There were no dividends and distributions paid during the period ended August 31, 2016.

23

CAMPBELL CORE CARRY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONCLUDED)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A. will replace The Bank of New York Mellon as the custodian to the Fund.

24

CAMPBELL CORE CARRY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Campbell Core Carry Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2016, and the related consolidated statement of operations, consolidated statement of changes in net assets and the consolidated financial highlights for the period December 21, 2015 (commencement of operations) to August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Campbell Core Carry Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2016, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period December 21, 2015 (commencement of operations) to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2016

25

CAMPBELL CORE CARRY FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. During the period ended August 31, 2016, there were no distributions paid.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

CAMPBELL CORE CARRY FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

27

CAMPBELL CORE CARRY FUND

AFFIRMATION OF THE COMMODITY POOL OPERATOR

AUGUST 31, 2016

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the period ended August 31, 2016 is accurate and complete.

G. William Andrews, Chief Executive Officer
Campbell & Company, LP
CAMPBELL CORE CARRY FUND

28

CAMPBELL CORE CARRY FUND

COMPANY MANAGEMENT

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003- 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 85	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

29

CAMPBELL CORE CARRY FUND

COMPANY MANAGEMENT (CONTINUED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR [2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

30

CAMPBELL CORE CARRY FUND

COMPANY MANAGEMENT (CONCLUDED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	Since 2016	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Since 2016	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A

Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	Since 2016	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs, Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

31

CAMPBELL CORE CARRY FUND

PRIVACY NOTICE

(UNAUDITED)

Campbell Core Carry Fund

FACTS	WHAT DOES THE CAMPBELL CORE CARRY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Core Carry Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Campbell Core Carry Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6488

32

CAMPBELL CORE CARRY FUND

PRIVACY NOTICE

(UNAUDITED) (CONCLUDED)

What we do
How does the Campbell Core Carry Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Core Carry Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information ● give us your contact information ● make a wire transfer ● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Core Carry Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Core Carry Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Core Carry Fund does not jointly market.

33

Investment Adviser

Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive

Baltimore, Maryland 21209

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

CAMC-AR16

CAMPBELL CORE TREND FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

CAMPBELL CORE TREND FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

The Campbell Core Trend Fund’s primary objective is to seek capital appreciation by exploiting the tendency of asset markets to exhibit persistent trends. The Fund is diversified across global futures and forward markets and can be either long or short, resulting in a low long-term correlation to traditional investments.

PERFORMANCE OF THE FUND

NAME	12 MONTH RETURN SEPTEMBER 1, 2015 THROUGH AUGUST 31, 2016	INCEPTION THROUGH AUGUST 31, 2016*
Campbell Core Trend Fund - Institutional Class	-3.36%	-3.74%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17%	0.11%
Barclay BTOP50 Index	1.55%	-0.69%
Newedge Trend Index	0.92%	0.11%
MSCI World Index	4.50%	0.34%

* Inception date of the Fund is December 31, 2014.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect.

Returns of the Fund’s Institutional shares for the fiscal year ended August 31, 2016 (“Fiscal Year 2016”) are shown in the table above, along with the performance of several industry benchmarks, the 3-month Treasury-Bill Index and the MSCI World Index. The Fund finished Fiscal Year 2016 with positive performance in Commodities and Fixed Income, and negative performance in Foreign Exchange and Equity Indices.

The rally in global bonds led to sizable gains for the Fund, which maintained a net long position for most of Fiscal Year 2016 and profited as prices moved higher (yields lower). Net short exposure to the energy complex also led to profits, as the Fund was well-positioned for the late 2015 / early 2016 sell-off. On the negative side, a lack of persistent trends in the equity sector led to losses, as the Fund was whipsawed by a number of reversals during the year.

In general, we continue to see significant outperformance of Long-Term (greater than 3 months) strategies, while Medium-Term (1-3 months) strategies have lagged behind. The dispersion in returns between the different time horizons has been significant since mid-2015, and is a primary driver of the performance differential between the Fund and the industry benchmarks, which tend to be longer-term focused.

FISCAL YEAR 2016 HIGHLIGHTS

Trend following has been a primary focus for our research team over the past year, with a number of new strategies developed. Research has also developed an innovative new risk management framework, which may be incorporated into the portfolio in fiscal year 2017. Other focus areas for Research include commodity-specific strategies and trend filter diversification.

Industry education continues to be an important focus for Campbell. We most recently published two educational White Papers, entitled “Introduction to Global Carry” and “Taming of the Skew.” The first paper provides an overview of multi-asset carry, while the second explores the source of skew in trend following returns. If you would like a copy of either paper, please let us know.

Finally, we are pleased to report a senior level addition to our team. Joseph D. Kelly joined Campbell in September 2016 and will be assuming the role of Managing Director of the Client Solutions Group. Joe will be responsible for managing the institutional sales and consultant relations efforts. Prior to joining Campbell, Mr. Kelly held leadership roles at several alternative asset management firms.

1

CAMPBELL CORE TREND FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

(UNAUDITED)

We look forward to speaking with you during the coming year and welcome any questions you may have regarding the Fund.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

The Newedge Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries.

2

CAMPBELL CORE TREND FUND

ANNUAL REPORT

PERFORMANCE DATA

AUGUST 31, 2016

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in

Campbell Core Trend Fund vs. Barclays BTOP50 Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund is made on December 31, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclays BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2016
	One	Since
	Year	Inception*
Campbell Core Trend Fund, Institutional Shares	-3.36%	-3.74%
Barclay BTOP50 Index**	1.55%	-0.69%

*	Inception date of the Fund is December 31, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 30, 2015, is 4.39% and the Fund’s net operating expense ratio is 1.26%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25% of the Fund’s average daily net assets attributable to Institutional Shares. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies,

3

CAMPBELL CORE TREND FUND

ANNUAL REPORT

PERFORMANCE DATA (CONCLUDED)

AUGUST 31, 2016

(UNAUDITED)

foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index. The August returns are estimates for the BTOP50.

Portfolio composition is subject to change.

4

CAMPBELL CORE TREND FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2016	AUGUST 31, 2016*	DURING PERIOD*
Actual	$1,000.00	$971.70	$6.20
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Shares, which includes waived fees or reimbursed expenses (including interest expense, if any), multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (184) then divided by 366 days to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Institutional Shares of the Fund of (2.83)%.

5

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2016

(UNAUDITED)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2016.

	% OF NET
SECURITY TYPE/SECTOR CLASSIFICATION	ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	71.4%	$6,698,047
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	28.6	2,687,866

NET ASSETS	100.0%	$9,385,913

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

6

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2016

	COUPON*	MATURITY	PAR	VALUE
SHORT-TERM INVESTMENTS — 71.4%
U.S. TREASURY OBLIGATIONS—71.4%
United States Treasury Bill	0.275%	09/22/16	$3,350,000	$3,349,472
United States Treasury Bill	0.320%	10/20/16	3,350,000	3,348,575

				6,698,047

TOTAL SHORT-TERM INVESTMENTS (Cost $ 6,698,047)				6,698,047

TOTAL INVESTMENTS —71.4% (Cost $ 6,698,047)				6,698,047

OTHER ASSETS IN EXCESS OF LIABILITIES — 28.6%				2,687,866

NET ASSETS — 100.0%				$9,385,913

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.

7

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Futures contracts outstanding as of August 31, 2016 were as follows:

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
10-Year Mini Japanese Government Bond	09/09/16	1	$146,969	$(610)
3-Month Euro Euribor	09/18/17	16	4,477,225	187
90-Day Bank Bill	12/09/16	18	13,469,858	3,262
90-DAY Eurodollar	09/18/17	10	2,476,060	(2,935)
90-DAY Sterling	09/20/17	23	3,758,647	6,832
Amsterdam Index	09/16/16	1	99,990	1,360
Australian 10-Year Bond	09/16/16	15	1,533,625	20,891
Australian 3-Year Bond	09/15/16	43	3,662,628	6,335
Brent Crude	09/30/16	1	50,202	(3,312)
Canadian 10-Year Bond	12/30/16	12	1,341,956	1,067
Coffee	12/30/16	3	165,496	(65)
Cotton No.2	12/21/16	6	220,142	(23,402)
Dow Jones E-Mini	09/16/16	5	458,002	1,873
Euro Buxl 30-Year Bond	09/08/16	2	396,701	33,818
Euro-Bobl	09/08/16	10	1,479,565	10,563
Euro-BTP	09/08/16	9	1,447,584	13,096
Euro-Bund	09/12/16	10	1,852,069	14,969
Euro-OAT	09/12/16	14	2,487,590	31,161
Euro-Schatz	09/12/16	16	1,996,415	2,648
FTSE 100 Index	09/19/16	3	263,506	3,824
Gold 100 Oz	12/30/16	5	670,462	(14,762)
Hang Seng Index	09/30/16	2	293,553	2,018
London Metals Exchange Aluminum	09/21/16	24	989,001	(28,551)
London Metals Exchange Copper	09/21/16	3	363,185	(17,641)
London Metals Exchange Nickel	09/21/16	9	531,493	(6,532)
London Metals Exchange Zinc	09/21/16	10	530,145	46,793
Long Gilt	12/30/16	6	1,033,951	2,357
Low Sulphur Gas Oil	10/31/16	1	44,802	(2,827)
MSCI Singapore Index	09/30/16	3	70,007	(1,659)
MSCI Taiwan Index	09/29/16	12	405,923	(3,563)
NASDAQ 100 E-Mini	09/16/16	4	377,263	4,637
Natural Gas	10/31/16	4	114,479	1,001
OMX Stockholm 30 Index	09/16/16	3	49,425	259
Palladium	12/30/16	2	136,605	(2,615)
Platinum	10/31/16	2	107,075	(1,725)
Russell 2000 Index	09/16/16	2	243,701	4,059
S&P 500 E-Mini	09/16/16	4	429,208	4,692
S&P Mid 400 E-Mini	09/16/16	2	308,981	3,779
S&P/TSX 60 Index	09/15/16	6	770,867	7,019
SGX Nifty 50 Index	09/29/16	18	312,632	5,770
Silver	12/30/16	4	379,659	(5,519)
Soybean	11/16/16	1	50,003	(2,853)
SPI 200 Index	09/16/16	4	406,258	331
Sugar No. 11 (World)	12/15/16	17	381,432	511
U.S. Treasury 10-Year Notes	12/30/16	8	1,050,137	(2,762)
U.S. Treasury 2-Year Notes	01/05/17	8	1,747,638	(1,138)
U.S. Treasury 5-Year Notes	01/05/17	12	1,456,799	(1,799)
U.S. Treasury Long Bond	12/30/16	4	683,163	(1,663)
U.S. Treasury Ultra Bond	12/30/16	3	562,059	347

			$56,284,136	$109,526

The accompanying notes are an integral part of the consolidated financial statements.

8

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Cattle Feeder	09/29/16	-1	$(73,347)	$3,085
Cocoa	12/30/16	-2	(58,044)	84
Corn	12/16/16	-13	(214,375)	9,300
FTSE/JSE Top 40	09/15/16	-1	(31,009)	(469)
FTSE/MIB Index	09/16/16	-1	(91,297)	(3,170)
Gasoline RBOB	10/30/16	-2	(112,723)	718
Lean Hogs	10/14/16	-8	(203,796)	2,676
Live Cattle	11/15/16	-8	(351,287)	10,246
London Metals Exchange Aluminum	09/21/16	-14	(565,207)	4,945
London Metals Exchange Copper	09/21/16	-5	(584,297)	8,391
London Metals Exchange Nickel	09/21/16	-6	(335,972)	(14,002)
London Metals Exchange Zinc	09/21/16	-1	(50,169)	(7,525)
Nikkei 225	09/09/16	-1	(80,099)	(1,499)
Topix Index	09/09/16	-1	(125,253)	(3,341)
Wheat	12/16/16	-17	(367,189)	37,176
WTI Crude	10/31/16	-1	(47,138)	2,438

			$(3,291,202)	$49,053

Total Futures Contracts			$52,992,934	$158,579

The accompanying notes are an integral part of the consolidated financial statements.

9

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Forward foreign currency contracts outstanding as of August 31, 2016 were as follows:

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

AUD	400,000	USD	301,970	09/21/16	UBS	$ (1,512)
AUD	400,000	USD	303,167	09/21/16	UBS	(2,709)
AUD	200,000	USD	151,928	09/21/16	UBS	(1,699)
AUD	100,000	USD	74,120	09/21/16	UBS	995
AUD	100,000	USD	74,969	09/21/16	UBS	146
CAD	500,000	USD	388,278	09/21/16	UBS	(6,963)
CAD	200,000	USD	156,544	09/21/16	UBS	(4,018)
CAD	100,000	USD	77,091	09/21/16	UBS	(828)
CAD	100,000	USD	77,227	09/21/16	UBS	(964)
CAD	100,000	USD	77,343	09/21/16	UBS	(1,080)
CAD	100,000	USD	77,705	09/21/16	UBS	(1,442)
EUR	300,000	USD	336,737	09/21/16	UBS	(1,786)
EUR	300,000	USD	340,119	09/21/16	UBS	(5,168)
EUR	300,000	USD	341,802	09/21/16	UBS	(6,851)
EUR	200,000	USD	223,357	09/21/16	UBS	(56)
GBP	100,000	USD	146,263	09/21/16	UBS	(14,877)
JPY	54,300,000	USD	506,624	09/21/16	UBS	18,711
JPY	23,800,000	USD	231,489	09/21/16	UBS	(1,231)
JPY	19,300,000	USD	188,770	09/21/16	UBS	(2,050)
JPY	14,600,000	USD	143,876	09/21/16	UBS	(2,626)
JPY	1,300,000	USD	12,944	09/21/16	UBS	(367)
MXN	5,200,000	USD	280,342	09/21/16	UBS	(4,403)
MXN	3,300,000	USD	178,591	09/21/16	UBS	(3,475)
MXN	1,900,000	USD	102,725	09/21/16	UBS	(1,901)
MXN	800,000	USD	43,522	09/21/16	UBS	(1,070)
NOK	3,000,000	USD	361,747	09/21/16	UBS	(1,706)
NOK	1,200,000	USD	147,689	09/21/16	UBS	(3,672)
NOK	900,000	USD	107,958	09/21/16	UBS	54
NOK	200,000	USD	23,883	09/21/16	UBS	120
NZD	700,000	USD	503,370	09/21/16	UBS	4,094
NZD	500,000	USD	347,440	09/21/16	UBS	15,034
NZD	200,000	USD	144,963	09/21/16	UBS	26
NZD	200,000	USD	145,027	09/21/16	UBS	(38)
SEK	3,100,000	USD	383,109	09/21/16	UBS	(20,597)
SEK	2,400,000	USD	285,314	09/21/16	UBS	(4,660)
SEK	1,000,000	USD	120,182	09/21/16	UBS	(3,243)
SEK	100,000	USD	11,835	09/21/16	UBS	(141)
SEK	100,000	USD	11,893	09/21/16	UBS	(199)
SGD	600,000	USD	442,453	09/21/16	UBS	(2,095)
SGD	600,000	USD	446,827	09/21/16	UBS	(6,468)
SGD	500,000	USD	373,029	09/21/16	UBS	(6,062)
SGD	100,000	USD	74,603	09/21/16	UBS	(1,210)
USD	221,856	AUD	300,000	09/21/16	UBS	(3,487)
USD	73,332	AUD	100,000	09/21/16	UBS	(1,783)
USD	228,726	CAD	300,000	09/21/16	UBS	(63)

The accompanying notes are an integral part of the consolidated financial statements.

10

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2016

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

USD	153,686	CAD	200,000	09/21/16	UBS	$1,160
USD	153,490	CAD	200,000	09/21/16	UBS	964
USD	153,286	CAD	200,000	09/21/16	UBS	760
USD	556,035	EUR	500,000	09/21/16	UBS	(2,217)
USD	448,550	EUR	400,000	09/21/16	UBS	1,949
USD	223,125	EUR	200,000	09/21/16	UBS	(176)
USD	111,121	EUR	100,000	09/21/16	UBS	(530)
USD	291,494	GBP	200,000	09/21/16	UBS	28,722
USD	130,655	GBP	100,000	09/21/16	UBS	(731)
USD	182,035	JPY	18,650,000	09/21/16	UBS	1,602
USD	163,574	JPY	16,960,000	09/21/16	UBS	(509)
USD	145,262	JPY	14,990,000	09/21/16	UBS	238
USD	9,701	JPY	1,000,000	09/21/16	UBS	26
USD	581,470	MXN	10,900,000	09/21/16	UBS	3,059
USD	240,813	MXN	4,500,000	09/21/16	UBS	2,019
USD	100,992	MXN	1,900,000	09/21/16	UBS	168
USD	5,428	MXN	100,000	09/21/16	UBS	121
USD	437,595	NOK	3,700,000	09/21/16	UBS	(6,455)
USD	47,692	NOK	400,000	09/21/16	UBS	(314)
USD	11,968	NOK	100,000	09/21/16	UBS	(34)
USD	280,064	NZD	400,000	09/21/16	UBS	(9,915)
USD	654,527	SEK	5,500,000	09/21/16	UBS	11,361
USD	365,025	SEK	3,100,000	09/21/16	UBS	2,514
USD	12,048	SEK	100,000	09/21/16	UBS	354
USD	368,524	SGD	500,000	09/21/16	UBS	1,559
USD	146,636	SGD	200,000	09/21/16	UBS	(150)
USD	73,927	SGD	100,000	09/21/16	UBS	534
USD	131,059	ZAR	1,900,000	09/21/16	UBS	2,374
USD	92,343	ZAR	1,400,000	09/21/16	UBS	(2,478)
USD	77,504	ZAR	1,100,000	09/21/16	UBS	3,002
USD	27,537	ZAR	400,000	09/21/16	UBS	445
ZAR	4,200,000	USD	293,761	09/21/16	UBS	(9,299)
ZAR	3,300,000	USD	234,846	09/21/16	UBS	(11,341)
ZAR	400,000	USD	27,367	09/21/16	UBS	(275)

Total Forward Foreign Currency Contracts						$(64,813)

AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	SGX	Singapore Stock Exchange
GBP	British Pound	TSX	Toronto Stock Exchange
JPY	Japanese Yen	UBS	UBS AG
JSE	Johannesburg Stock Exchange	USD	United States Dollar
MXN	Mexican Peso	WTI	West Texas Intermediate
NOK	Norwegian Krone	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

11

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

ASSETS
Investments, at value (cost $6,698,047)	$6,698,047
Cash	1,170,522
Cash collateral on futures contracts and forward foreign currency contracts	1,391,852
Deposits with broker for futures contracts and forward foreign currency contracts	52,581
Receivables for:
Variation margin	158,579
Due from Adviser	50,486
Prepaid expenses	22,548
Unrealized appreciation on forward foreign currency contracts	102,111

Total assets	9,646,726

LIABILITIES
Payables for:
Audit and tax service fees	40,785
Administration and accounting fees	23,453
Legal fees	19,321
Transfer agent fees	2,957
Custodian fees	1,341
Unrealized depreciation on forward foreign currency contracts	166,924
Other accrued expenses and liabilities	6,032

Total liabilities	260,813

Net assets	$9,385,913

NET ASSETS CONSIST OF
Capital stock, $0.001 Par value	$1,013
Paid-in capital	9,375,119
Accumulated net investment loss	(62,169)
Accumulated net realized loss from futures contracts, foreign currency transactions and forward foreign currency contracts	(20,402)
Net unrealized appreciation on futures contracts, foreign currency translations and forward foreign currency contracts	92,352

Net assets	$9,385,913

INSTITUTIONAL SHARES
Net assets	$9,385,913

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,013,405

Net asset value, offering and redemption price per share	$9.26

The accompanying notes are an integral part of consolidated financial statements.

12

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

AUGUST 31, 2016

INVESTMENT INCOME
Interest	$11,921

Total investment income	11,921

EXPENSES
Advisory fees (Note 2)	100,465
Administration and accounting fees (Note 2)	134,356
Audit and tax service fees	40,468
Printing and shareholder reporting fees	20,564
Transfer agent fees (Note 2)	18,709
Directors’ and officers’ fees	16,828
Legal fees	16,762
Custodian fees (Note 2)	15,057
Registration and filing fees	11,939
Insurance fees	6,054
Other expenses	5,699

Total expenses before waivers and reimbursements	386,901
Less: waivers and reimbursements (Note 2)	(267,300)

Net expenses after waivers and reimbursements	119,601

Net investment loss	(107,680)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Futures contracts	(111,455)
Foreign currency transactions	1,799
Forward foreign currency contracts	(36,652)

Net realized loss from investments	(146,308)

Net change in unrealized appreciation/(depreciation) on:
Futures contracts	(6,251)
Foreign currency translations	(5,501)
Forward foreign currency contracts	(62,859)

Net change in unrealized appreciation/(depreciation) on investments	(74,611)

Net realized and unrealized loss on investments	(220,919)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(328,599)

The accompanying notes are an integral part of consolidated financial statements.

13

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE	FOR THE
YEAR ENDED	PERIOD ENDED
AUGUST 31, 2016	AUGUST 31, 2015(1)

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(107,680)	$(84,553)
Net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	(146,308)	(367,898)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency translations and forward foreign currency contracts	(74,611)	166,963

Net decrease in net assets resulting from operations	(328,599)	(285,488)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(128,960)	—

Net decrease in net assets from dividends and distributions to shareholders	(128,960)	—

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Proceeds from shares sold	—	10,000,000
Proceeds from reinvestment of distributions	128,960	—

Total Institutional Shares	128,960	10,000,000

Net increase in net assets from capital share transactions	128,960	10,000,000

Total increase/(decrease) in net assets	(328,599)	9,714,512

NET ASSETS:
Beginning of period	9,714,512	—

End of period	$9,385,913	$9,714,512

Accumulated net investment loss, end of period	$(62,169)	$—

SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	1,000,000
Shares reinvested	13,405	—

Total Institutional Shares	13,405	1,000,000

Net increase in shares	13,405	1,000,000

(1) The Fund commenced investment operations on December 31, 2014.

The accompanying notes are an integral part of consolidated financial statements.

14

CAMPBELL CORE TREND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the periods. This information has been derived from information provided in the consolidated financial statements.

	INSTITUTIONAL SHARES
		FOR THE
	FOR THE	PERIOD
	YEAR ENDED	ENDED
	AUGUST 31, 2016	AUGUST 31, 2015(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$ 9.71	$10.00
Net investment loss(2)	(0.11)	(0.08)
Net realized and unrealized loss from investments	(0.21)	(0.21)
Net decrease in net assets resulting from operations	(0.32)	(0.29)
Dividends and distributions to shareholders from:
Net realized gains	(0.13)	—
Total dividends and distributions to shareholders	(0.13)	—
Net asset value, end of period	$ 9.26	$ 9.71
Total investment return(3)	(3.36)%	(2.90)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$9,386	$9,715
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.26	%(4)(5)
Ratio of expenses to average net assets without waivers and reimbursements	4.04%	4.39	%(5)
Ratio of net investment loss to average net assets	(1.13)%	(1.25	)%(5)
Portfolio turnover rate	0.00%	0.00	%(6)

(1)	The Fund commenced investment operations on December 31, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Periods less than one year are not annualized.
(4)	Expense ratio includes interest expense. Excluding such interest expense, the ratio of expenses to average net assets would be 1.25% for the period ended August 31, 2015.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.

15

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Campbell Core Trend Fund (the “Fund”), which commenced investment operations on December 31, 2014. The Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

CONSOLIDATION OF SUBSIDIARY — The Fund pursues its investment objective by allocating (i) up to 25% of its assets in its wholly-owned subsidiary, Campbell Core Offshore Limited (the “Subsidiary”), that employs the Adviser’s Campbell Core Trend Program and (ii) the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2016, the net assets of the Subsidiary were $1,213,901, which represented 12.9% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS
Short-Term Investments	$6,698,047	$—	$6,698,047	$—
Commodity Contracts
Futures	127,364	127,364	—	—
Equity Contracts
Futures	39,621	39,621	—	—
Interest Rate Contracts
Futures	147,533	147,533	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	102,111	—	102,111	—

Total Assets	$7,114,676	$314,518	$6,800,158	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2016	PRICE	INPUTS	INPUTS
Commodity Contracts
Futures	$(131,331)	$(131,331)	$—	$—
Equity Contracts
Futures	(13,701)	(13,701)	—	—
Interest Rate Contracts
Futures	(10,907)	(10,907)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(166,924)	—	(166,924)	—

Total Liabilities	$(322,863)	$(155,939)	$(166,924)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of

17

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, the Fund had no transfers between Levels 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the year ended August 31, 2016, the Fund used long and short contracts on foreign currencies and U.S. and foreign equity market indices, U.S. and foreign government bonds, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the year ended August 31, 2016.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2016 grouped by contract type and risk exposure category.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Asset Derivatives

Forward Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$—	$102,111	$—	$102,111
Futures Contracts(a)	Receivable: Variation Margin	39,621	147,533	—	127,364	314,518

Total Value - Assets		$39,621	$147,533	$102,111	$127,364	$416,629

Liability Derivatives

Forward Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(166,924)	$—	$(166,924)

Futures Contracts(a)	Receivable: Variation Margin	(13,701)	(10,907)	—	(131,331)	(155,939)

Total Value - Liabilities		$(13,701)	$(10,907)	$(166,924)	$(131,331)	$(322,863)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Investments.

18

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

The following table lists the amounts of realized gains or (losses) included in net decrease in net assets resulting from operations for the year ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		INTEREST	FOREIGN
	OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Realized Gain (Loss)

Futures Contracts	Net realized gain (loss) from Futures Contracts	$(458,928)	$128,664	$—	$218,809	$(111,455)
Forward Contracts	Net realized gain (loss) from Forward Foreign Currency Contracts	—	—	(36,652)	—	(36,652)

Total Realized Gain (Loss)		$(458,928)	$128,664	$(36,652)	$218,809	$(148,107)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the year ended August 31, 2016, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		INTEREST	FOREIGN
	OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)

Futures Contracts	Net change in unrealized appreciation (depreciation) from Futures Contracts	$34,539	$141,241	$—	$(182,031)	$(6,251)

Forward Contracts	Net change in unrealized appreciation (depreciation) from Forward Foreign Currency Contracts	—	—	(62,859)	—	(62,859)

Total Change in Unrealized Appreciation (Depreciation)		$34,539	$141,241	$(62,859)	$(182,031)	$(69,110)

For the year ended August 31, 2016, the Fund’s quarterly average volume of derivatives is as follows:

LONG FUTURES NOTIONAL COST	SHORT FUTURES NOTIONAL COST	FORWARD FOREIGN CURRENCY CONTRACTS — PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS — RECEIVABLE (VALUE AT TRADE DATE)
$34,451,461	$(6,693,001)	$(36,560,655)	$36,560,655

19

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not				Gross Amount Not
	Gross Amount	Offset			Gross Amount	Offset
	Presented in the	in Consolidated			Presented in the	in Consolidated
	Consolidated	Statement of			Consolidated	Statement of
	Statement of	Assets and Liabilities			Statement of	Assets and Liabilities
	Assets and	Financial	Collateral	Net	Assets and	Financial	Collateral	Net
Description	Liabilities	Instruments	Received	Amount(1)	Liabilities	Instruments	Pledged(2)	Amount(3)
	Assets				Liabilities

Forward Foreign Currency Contracts	$102,111	($102,111)	$—	$—	$166,924	($102,111)	($64,813)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable from the counterparty in the event of default.

USE OF ESTIMATES — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal

20

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends

21

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

FUTURES CONTRACTS — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund uses forward foreign currency contracts in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

22

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

2. INVESTMENT ADVISER AND OTHER SERVICES

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.05% of the Fund’s average daily net assets.

Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.25%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors of the Company. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.25%, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For the year ended August 31, 2016, investment advisory fees accrued and waived were $100,465 and fees reimbursed by the Adviser were $165,134. At August 31, 2016, the amount of potential recovery by the Adviser was as follows:

EXPIRATION
AUGUST 31, 2018	AUGUST 31, 2019	TOTAL
$159,376	$265,599	$424,975

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For the year ended August 31, 2016, BNY Mellon accrued administration and accounting fees totaling $134,356 and waived fees totaling $1,247.

Included in the administration and accounting service fees, shown on the Consolidated Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimums, and out of pocket expenses. For the year ended August 31, 2016, BNY Mellon accrued transfer agent fees totaling $18,709 and waived fees totaling $303.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the year ended August 31, 2016, the Custodian accrued custodian fees totaling $15,057 and waived fees totaling $151.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

23

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONTINUED)

3. DIRECTOR’S AND OFFICER’S COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2016 was $6,617. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $10,034 in officer fees.

4. INVESTMENT IN SECURITIES

For the year ended August 31, 2016, there were no purchases and sales of investment securities for the Fund, excluding short term investments for cash management purposes.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
$8,475,749	$—	$(563,801)	$(563,801)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to disallowed expenses, short-term realized gains being offset with current net operating loss, reclassification of capital gains and income received from wholly-owned controlled foreign corporation, reclassifications of short-term capital gain distributions and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL
$45,511	$109,655	$(155,166)

24

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2016

(CONCLUDED)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION	QUALIFIED LATE-YEAR LOSSES	CAPITAL LOSS CARRYFORWARDS	OTHER TEMPORARY DIFFERENCES
$—	$—	$115,570	$(67,899)	$(37,890)	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Ordinary Income	Long-Term Gains	Total
2016	$22,182	$106,778	$128,960
2015	$—	$—	$—

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the year ended August 31, 2016, the Campbell Core Trend Fund deferred to September 1, 2016, the following losses:

Late-Year Ordinary Loss Deferral	Post-October Short-Term Capital Loss Deferral	Post-October Long-Term Capital Loss Deferral
$34,467	$13,448	$19,984

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Fund had capital loss carryforwards of $37,890 of which $5,629 are short-term losses and $32,261 are long-term losses.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A. will replace The Bank of New York Mellon as the custodian to the Fund.

25

CAMPBELL CORE TREND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Campbell Core Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2016, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Campbell Core Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2016, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2016

26

CAMPBELL CORE TREND FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. During the year ended August 31, 2016, the Fund paid $22,182 of ordinary income and $106,778 of capital gain distributions to shareholders.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

CAMPBELL CORE TREND FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided in advance of the Meeting, including the Lipper materials, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund. At the Meeting, the Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Campbell has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.25% of the Fund’s average daily net assets.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had underperformed the Fund’s primary benchmark for the since inception period ended March 31, 2016. The Directors noted that the Fund was in the 3rd quintile within its Lipper Group and Lipper performance universe for the one-year and since inception periods ended December 31, 2015.

28

CAMPBELL CORE TREND FUND

OTHER INFORMATION

(UNAUDITED)

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2017.

29

CAMPBELL CORE TREND FUND

AFFIRMATION OF THE COMMODITY POOL OPERATOR

AUGUST 31, 2016

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2016 is accurate and complete.

G. William Andrews, Chief Executive Officer
Campbell & Company, LP
CAMPBELL CORE TREND FUND

30

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS

Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 2004, Director of Cornerstone Bank.	24	None

Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003- 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).

Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 85	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

31

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT (CONTINUED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INTERESTED DIRECTOR [2]

Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

32

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT (CONCLUDED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	Since 2016

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Since 2016	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A

Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	Since 2016	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007-present)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

1Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs, Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

33

CAMPBELL CORE TREND FUND

PRIVACY NOTICE

(UNAUDITED)

Campbell Core Trend Fund

FACTS	WHAT DOES THE CAMPBELL CORE TREND FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•Social Security number
•account balances
•account transactions
•transaction history
•wire transfer instructions
•checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Core Trend Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Campbell Core Trend Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6488

34

CAMPBELL CORE TREND FUND

PRIVACY NOTICE

(UNAUDITED) (CONCLUDED)

What we do
How does the Campbell Core Trend Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Core Trend Fund collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer

•  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Campbell Core Trend Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Campbell Core Trend Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Campbell Core Trend Fund does not jointly market.

35

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive

Baltimore, Maryland 21209

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

CAMT-AR16

FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2016

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Dear Shareholder,

Enclosed is your annual report for the fiscal year ended August 31, 2016.

In both domestic and international equity markets, volatility remained high for much of the last fiscal year. The end of 2015 saw sizable swings both overseas and at home, punctuated by a steep decline in the markets in early 2016. However, after the initial decline, market returns came storming back the remainder of the first quarter and saw many of the early losses completely recouped. After experiencing a weak 2015, emerging markets provided much of the strength of the international markets performance in 2016.

There were many events that brought alarm and concern to those invested in the markets over the last 12 months — from the stark declines early in the year to the fear of what impact Brexit would have on the global economy and equity markets. Despite these occurrences, broad markets finished comfortably positive for the fiscal year.

The Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund had returns of 9.10%, 3.13% and 2.26%, respectively, for the 12 months ended August 31, 2016. This compared with a return of 8.79% in the Russell 2500® Index, a return of 0.53% in the MSCI World (excluding U.S.) Index and a return of 2.03% for the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index.

Despite the turbulence in the market, seasoned investors, like Free Market Fund shareholders, did not panic and let the short-term volatility affect their long-term investing goals. When an investor can keep focused on the long term, and adheres to a prudent investment philosophy, the day-to-day ups and downs do not seem as threatening.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through free market investment strategies and structured market portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds and exchange-traded funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process, and people. As always, we also appreciate your continued investment towards your long-term goals.

Thank you for investing with Matson Money, Inc.

Mark E. Matson

Chief Executive Officer

Matson Money, Inc.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Free Market U.S. Equity Fund—Investment Review

The twelve-month period ended August 31, 2016 saw some short periods of fairly noticeable volatility, as well as some uncertainty geopolitically. The early part of 2016 saw losses of over 10% in a very short time period in several asset classes, and the threat and turmoil of a Brexit vote spooked markets and compounded the growing uneasiness abroad and at home. However, despite these negative headlines, many fundamentals remained solid domestically. Unemployment remained near decade lows and inflation stayed below long-term averages. Investors who remained invested for the entire year saw the market overcome these volatile periods to post positive gains across the board within U.S. asset classes. Small stocks as represented by the Russell 2000 Index returned 8.59% while other asset classes proved to be even more profitable, with the Russell 2000 Value Index, which measures small value U.S. stocks, showing the greatest return while posting an increase of 13.80%.

For the twelve months ended August 31, 2016, the Free Market U.S. Equity Fund provided a total return of 9.10% at net asset value. This compares with a return of 8.79% for the fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than small company stocks. The Russell 2000 Index has returned 8.59% while the S&P 500 Index was up 12.55% for the fiscal year ended August 31. Furthermore, for the same time period, the Russell 2000 Value Index returned 13.80% and the Russell 1000 Value Index returned 12.92%.

In summary, U.S. large cap stocks performed better than small cap and U.S. value stocks did better than U.S. growth stocks, which also contributed to the returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2016 (Unaudited)

                                         Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market U.S. Equity Fund	9.10%	8.83%	13.55%	8.30%
Russell 2500® Index	8.79%	9.62%	13.56%	7.95%
Composite Index**	12.05%	10.09%	13.71%	6.79%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.92% (included in the ratio is 0.32% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $16.18 per share on August 31, 2016.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Free Market International Equity Fund—Investment Review

The global conditions proved tumultuous for investors during the twelve-month period ended August 31, 2016. Tensions in the Eurozone continued to increase, culminating with an unexpected Brexit vote resulting in the United Kingdom deciding to leave the European Union. This rocked the geopolitical world and caused a short-term decline in investor confidence in the global markets, resulting in a global selloff immediately following the vote. However, this panic proved to be short lived as much of the losses following the Brexit vote were recouped quickly, with emerging markets leading the charge in the overall renaissance in global markets for the year.

For the twelve months ended August 31, 2016, the Free Market International Equity Fund was up 3.13%. This compares with a return of 0.53% for the Fund’s benchmark, the MSCI World (excluding U.S.) Index.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Index (gross of dividends) returned 0.38% from September 1, 2015 through August 31, 2016, while the MSCI EAFE Small Cap Index was up 5.78%. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) decreased -3.27% while the MSCI EAFE Small Cap Value Index was up 5.89% and the MSCI Emerging Markets Index (net of dividends) was up 12.25%.

In summary, factors that buoyed the Fund’s return compared to the benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward small and small value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2016 (Unaudited)

                                         Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	3.13%	3.32%	4.59%	1.63%
MSCI World (excluding U.S.) Index	0.53%	2.22%	4.40%	-0.46%
Composite Index**	3.71%	3.34%	4.65%	0.54%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.14% (included in the ratio is 0.50% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.24 per share on August 31, 2016.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

5

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the twelve-months ended August 31, 2016. Total unemployment continued its decline toward pre-crash levels, leveling out below 5%, which many economists consider near full employment. Monetary policy remains accommodative, and the U.S. Federal Reserve did not make any changes to its policy of keeping the target for the federal funds rate near zero. In fact, several international countries dropped their interest rates below zero—these negative nominal rates are uncharted territory within the global economy. With the end of the Federal Reserve’s “easy money” policy still potentially looming, yields on short-term instruments continued to return relatively low results. Non-U.S. fixed income securities performed slightly better than U.S. fixed income securities. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 5.97% return, while the Barclays Global Aggregate Bond Index (hedged) returned 7.19% for the twelve-month period ended August 31, 2016. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned just 0.23%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-months ended August 31, 2016, The Free Market Fixed Income Fund provided a total return of 2.26%. This compares with a return of 2.03% for the fund’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly exceeded its benchmark for the period. A contributing factor to the performance of the Fund compared to the benchmark was the Fund’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

6

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Concluded)

August 31, 2016 (Unaudited)

                                         Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in

Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	2.26%	1.32%	0.86%	1.79%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	2.03%	1.75%	1.57%	2.36%
Composite Index**	2.67%	2.00%	1.50%	2.56%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.79% (included in the ratio is 0.19% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.43 per share on August 31, 2016.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses.

7

FREE MARKET FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,159.90	$3.15
Hypothetical (5% return before expenses)	1,000.00	1,022.22	2.95

	Free Market International Equity Fund
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,146.40	$3.35
Hypothetical (5% return before expenses)	1,000.00	1,022.02	3.15

8

FREE MARKET FUNDS

Fund Expense Examples (Concluded)

(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,012.70	$2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.22	2.95

*	Expenses are equal to an annualized six-month expense ratio of 0.58% for the Free Market U.S. Equity Fund, 0.62% for the Free Market International Equity Fund and 0.58% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.01%-0.13%	0.01%-0.27%	0.01%-0.07%

Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of 15.99% for the Free Market U.S. Equity Fund, 14.64% for the Free Market International Equity Fund and 1.27% for the Free Market Fixed Income Fund.

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	29,209,273	$688,170,477
U.S. Large Company Portfolio(a)	19,969,901	339,887,720
U.S. Micro Cap Portfolio(b)	18,130,050	347,009,163
U.S. Small Cap Portfolio(b)	11,143,307	346,891,144
U.S. Small Cap Value Portfolio(b)	17,346,248	579,711,595

TOTAL EQUITY FUNDS
(Cost $1,804,745,534)		2,301,670,099

TOTAL INVESTMENTS — 99.9%
(Cost $1,804,745,534)		2,301,670,099

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,371,395

NET ASSETS — 100.0%		$2,303,041,494

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	99.9%	$2,301,670,099
Other Assets In Excess Of Liabilities	0.1%	1,371,395

NET ASSETS	100.0%	$2,303,041,494

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 99.9%
Asia Pacific Small Company Portfolio(a)	1,055,935	$22,501,979
Canadian Small Company Series(b)	1,978,591	20,056,995
Continental Small Company Portfolio(a)	1,431,264	30,929,612
Continental Small Company Series(b)	339,352	23,977,697
DFA International Small Cap Value Portfolio(a)	36,098,517	685,149,863
DFA International Value Portfolio III(c)	34,440,819	466,328,696
Emerging Markets Portfolio(a)	3,930,452	93,819,886
Emerging Markets Small Cap Portfolio(a)	4,321,449	87,120,407
Emerging Markets Value Portfolio(a)	3,671,417	88,444,432
Japanese Small Company Portfolio(a)	1,715,842	36,564,604
Large Cap International Portfolio(a)	4,220,670	83,189,396
United Kingdom Small Company Portfolio(a)	186,330	5,500,449
United Kingdom Small Company Series(b)	455,070	26,827,357

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,648,169,397)		1,670,411,373

TOTAL INVESTMENTS — 99.9% (Cost $1,648,169,397)		1,670,411,373

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		2,040,938

NET ASSETS — 100.0%		$1,672,452,311

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	99.9%	$1,670,411,373
Other Assets In Excess Of Liabilities	0.1%	2,040,938

NET ASSETS	100.0%	$1,672,452,311

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

FIXED INCOME FUNDS — 99.5%
DFA Five-Year Global Fixed Income Portfolio(a)	47,528,495	$531,368,580
DFA Inflation-Protected Securities Portfolio(a)	8,799,097	106,469,078
DFA Intermediate Government Fixed Income Portfolio(a)	9,781,020	127,446,695
DFA One-Year Fixed Income Portfolio(a)	29,919,420	308,469,216
DFA Short-Term Government Portfolio(a)	7,893,794	85,016,156
DFA Two-Year Global Fixed Income Portfolio(a)	31,977,828	319,138,720
iShares 1-3 Year Credit Bond ETF	4,821,841	510,536,525
iShares Intermediate Credit Bond ETF	1,145,755	127,728,767

TOTAL FIXED INCOME FUNDS
(Cost $2,096,071,479)		2,116,173,737

TOTAL INVESTMENTS — 99.5%
(Cost $2,096,071,479)		2,116,173,737

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		10,283,565

NET ASSETS — 100.0%		$2,126,457,302

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	99.5%	$2,116,173,737
Other Assets In Excess Of Liabilities	0.5%	10,283,565

NET ASSETS	100.0%	$2,126,457,302

(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2016

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value †	$2,301,670,099	$1,670,411,373	$2,116,173,737
Cash and cash equivalents	3,080,295	2,413,066	10,528,369
Receivables
Receivable for capital shares sold	1,970,155	1,639,866	1,991,503
Dividends and interest receivable	—	19	—
Prepaid expenses and other assets	21,300	16,727	17,853

Total assets	2,306,741,849	1,674,481,051	2,128,711,462

LIABILITIES
Payables
Capital shares redeemed	2,411,045	1,014,667	1,062,736
Investment adviser	958,536	702,685	888,439
Administration and accounting fees	160,161	171,889	158,750
Transfer agent fees	45,623	32,663	40,321
Other accrued expenses and liabilities	124,990	106,836	103,914

Total liabilities	3,700,355	2,028,740	2,254,160

Net Assets	$2,303,041,494	$1,672,452,311	$2,126,457,302

NET ASSETS CONSISTS OF
Par value	$142,301	$181,031	$203,923
Paid-in capital	1,705,932,474	1,622,355,070	2,101,626,373
Undistributed/accumulated net investment income	8,967,958	20,684,425	4,839,938
Accumulated net realized gain/(loss) from investments	91,074,196	6,989,809	(315,190)
Net unrealized appreciation on investments	496,924,565	22,241,976	20,102,258

Net Assets	$2,303,041,494	$1,672,452,311	$2,126,457,302

Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	142,301,043	181,030,722	203,923,186

Net asset value, offering and redemption price per share	$16.18	$9.24	$10.43

† Investment in non-affiliated funds, at cost	$1,804,745,534	$1,648,169,397	$2,096,071,479

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Operations

For the Year Ended August 31, 2016

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Investment Income
Dividends from non-affiliated funds	$36,243,570	$48,957,243	$23,391,906
Interest income	287	224	1,975

Total investment income	36,243,857	48,957,467	23,393,881

Expenses
Advisory fees (Note 2)	10,317,614	7,525,389	10,217,487
Administration and accounting fees (Note 2)	821,397	613,922	818,913
Transfer agent fees (Note 2)	362,215	279,852	367,040
Professional fees	217,427	166,622	218,325
Directors’ and officers’ fees	146,489	108,321	150,284
Custodian fees (Note 2)	131,332	103,840	130,470
Printing and shareholder reporting fees	114,010	106,783	112,791
Other expenses	185,970	578,291	163,193

Total expenses	12,296,454	9,483,020	12,178,503

Net investment income	23,947,403	39,474,447	11,215,378

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Non-affiliated funds	17,326,622	838,327	(2,099,904)
Capital gain distributions from non-affiliated fund investments	88,062,926	19,531,384	3,839,696
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	67,953,624	(2,762,967)	31,859,933

Net realized and unrealized gain on investments	173,343,172	17,606,744	33,599,725

Net increase in net assets resulting from operations	$197,290,575	$57,081,191	$44,815,103

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$23,947,403	$14,960,648
Net realized gain from investments	105,389,548	138,953,608
Net change in unrealized appreciation/(depreciation) on investments	67,953,624	(224,846,063)

Net increase/(decrease) in net assets resulting from operations	197,290,575	(70,931,807)

Dividends and distributions to shareholders from:
Net investment income	(18,905,890)	(12,868,563)
Net realized capital gains	(141,345,143)	(69,294,465)

Net decrease in net assets from dividends and distributions to shareholders	(160,251,033)	(82,163,028)

Capital share transactions:
Proceeds from shares sold	450,649,645	481,633,915
Reinvestment of distributions	160,251,033	82,140,004
Shares redeemed	(316,329,032)	(382,690,734)

Net increase in net assets from capital shares	294,571,646	181,083,185

Total increase in net assets	331,611,188	27,988,350

Net assets:
Beginning of year	1,971,430,306	1,943,441,956

End of year	$2,303,041,494	$1,971,430,306

Undistributed/accumulated net investment income, end of year	$8,967,958	$3,869,763

Share transactions:
Shares sold	29,513,009	28,410,530
Dividends and distributions reinvested	10,690,529	4,843,161
Shares redeemed	(20,493,548)	(22,522,042)

Net increase in shares outstanding	19,709,990	10,731,649

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$39,474,447	$24,999,786
Net realized gain from investments	20,369,711	26,251,800
Net change in unrealized appreciation/(depreciation) on investments	(2,762,967)	(217,542,374)

Net increase/(decrease) in net assets resulting from operations	57,081,191	(166,290,788)

Dividends and distributions to shareholders from:
Net investment income	(26,567,968)	(30,251,548)
Net realized capital gains	(25,538,160)	(27,870,005)

Net decrease in net assets from dividends and distributions to shareholders	(52,106,128)	(58,121,553)

Capital share transactions:
Proceeds from shares sold	372,267,753	415,117,229
Reinvestment of distributions	52,101,372	58,105,492
Shares redeemed	(199,985,943)	(220,334,516)

Net increase in net assets from capital shares	224,383,182	252,888,205

Total increase in net assets	229,358,245	28,475,864

Net assets:
Beginning of year	1,443,094,066	1,414,618,202

End of year	$1,672,452,311	$1,443,094,066

Undistributed/accumulated net investment income, end of year	$20,684,425	$7,778,107

Share transactions:
Shares sold	42,211,355	41,730,653
Dividends and distributions reinvested	5,880,516	6,168,311
Shares redeemed	(22,542,599)	(21,995,248)

Net increase in shares outstanding	25,549,272	25,903,716

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase in net assets from operations:
Net investment income	$11,215,378	$10,561,566
Net realized gain from investments	1,739,792	4,119,798
Net change in unrealized appreciation/(depreciation) on investments	31,859,933	(7,341,731)

Net increase in net assets resulting from operations	44,815,103	7,339,633

Dividends and distributions to shareholders from:
Net investment income	(6,855,840)	(12,641,658)
Net realized capital gains	(3,174,042)	(5,364,149)

Net decrease in net assets from dividends and distributions to shareholders	(10,029,882)	(18,005,807)

Capital share transactions:
Proceeds from shares sold	474,436,165	513,176,788
Reinvestment of distributions	10,029,882	18,003,175
Shares redeemed	(397,297,819)	(340,642,921)

Net increase in net assets from capital shares	87,168,228	190,537,042

Total increase in net assets	121,953,449	179,870,868

Net assets:
Beginning of year	2,004,503,853	1,824,632,985

End of year	$2,126,457,302	$2,004,503,853

Undistributed/accumulated net investment income, end of year	$4,839,938	$2

Share transactions:
Shares sold	45,946,543	49,931,448
Dividends and distributions reinvested	980,512	1,762,515
Shares redeemed	(38,480,626)	(33,153,150)

Net increase in shares outstanding	8,446,429	18,540,813

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Per Share Operating Performance
Net asset value, beginning of year	$16.08	$17.37	$14.66	$11.70	$10.33

Net investment income(1)	0.18	0.13	0.09	0.12	0.08
Net realized and unrealized gain/(loss) on investments	1.18	(0.71)	3.18	3.07	1.43

Net increase/(decrease) in net assets resulting from operations	1.36	(0.58)	3.27	3.19	1.51

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.10)	(0.15)	(0.06)
Net realized capital gains	(1.11)	(0.60)	(0.46)	(0.08)	(0.08)

Total dividends and distributions to shareholders	(1.26)	(0.71)	(0.56)	(0.23)	(0.14)

Net asset value, end of year	$16.18	$16.08	$17.37	$14.66	$11.70

Total investment return(2)	9.10%	(3.55)%	22.49%	27.61%	14.77%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$2,303,041	$1,971,430	$1,943,442	$1,355,653	$933,514
Ratio of expenses to average net assets(3)	0.59%	0.60%	0.60%	0.62%	0.64%
Ratio of net investment income to average net assets(3)	1.15%	0.74%	0.54%	0.91%	0.73%
Portfolio turnover rate	1%	6%	3%	6%	4%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$10.92	$9.36	$8.04	$8.78

Net investment income(1)	0.23	0.17	0.19	0.18	0.18
Net realized and unrealized gain/(loss) on investments	0.05	(1.39)	1.71	1.36	(0.64)

Net increase/(decrease) in net assets resulting from operations	0.28	(1.22)	1.90	1.54	(0.46)

Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.22)	(0.19)	(0.15)	(0.17)
Net realized capital gains	(0.16)	(0.20)	(0.15)	(0.07)	(0.11)

Total dividends and distributions to shareholders	(0.32)	(0.42)	(0.34)	(0.22)	(0.28)

Net asset value, end of year	$9.24	$9.28	$10.92	$9.36	$8.04

Total investment return(2)	3.13%	(11.25)%	20.49%	19.44%	(4.98)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,672,452	$1,443,094	$1,414,618	$964,096	$648,710
Ratio of expenses to average net assets(3)	0.63%	0.64%	0.62%	0.65%	0.65%
Ratio of net investment income to average net assets(3)	2.60%	1.72%	1.84%	1.96%	2.21%
Portfolio turnover rate	1%	3%	2%	3%	3%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.25	$10.31	$10.24	$10.54	$10.48

Net investment income(1)	0.06	0.06	0.04	0.05	0.11
Net realized and unrealized gain/(loss) on investments	0.17	(0.02)	0.09	(0.21)	0.09

Net increase/(decrease) in net assets resulting from operations	0.23	0.04	0.13	(0.16)	0.20

Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.07)	(0.04)	(0.08)	(0.14)
Net realized capital gains	(0.02)	(0.03)	(0.02)	(0.06)	— (2)

Total dividends and distributions to shareholders	(0.05)	(0.10)	(0.06)	(0.14)	(0.14)

Net asset value, end of year	$10.43	$10.25	$10.31	$10.24	$10.54

Total investment return(3)	2.26%	0.37%	1.34%	(1.50)%	1.90%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$2,126,457	$2,004,504	$1,824,633	$1,316,799	$946,975
Ratio of expenses to average net assets(4)	0.59%	0.60%	0.61%	0.62%	0.63%
Ratio of net investment income to average net assets(4)	0.54%	0.55%	0.37%	0.52%	1.08%
Portfolio turnover rate	31%	2%	0%	0%	1%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2016

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “Fund of Funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$2,301,670,099	$2,301,670,099	$—	$—

*Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,670,411,373	$1,599,549,324	$70,862,049	$—

*Please refer to the Portfolio of Investments for further details.

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

FREE MARKET FIXED INCOME FUND

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$2,116,173,737	$2,116,173,737	$—	$—

*Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. Free Market International Equity investments in the DFA Investment Trust Company portfolios previously reported in level 1 have been transferred to level 2.

There were no other significant transfers between levels 1, 2 and 3 for the Funds for the year ended August 31, 2016.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2016 was $269,106. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Funds or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Funds paid $137,973 in officer fees.

4.	Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$275,833,040	$29,287,742
Free Market International Equity Fund	236,830,002	8,391,404
Free Market Fixed Income Fund	726,935,651	636,394,430

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Free Market U.S. Equity Fund	$1,809,836,801	$496,924,565	$(5,091,267)	$491,833,298
Free Market International Equity Fund	1,659,701,111	109,867,557	(99,157,295)	10,710,262
Free Market Fixed Income Fund	2,096,386,669	21,921,475	(2,134,407)	19,787,068

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$56,682	$(56,682)	$—
Free Market International Equity Fund	(161)	161	—
Free Market Fixed Income Fund	480,398	(480,398)	—

24

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2016

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Other Temporary Differences
Free Market U.S. Equity Fund	$8,967,958	$96,165,463	$491,833,298	$—
Free Market International Equity Fund	19,468,069	19,713,811	10,734,330	—
Free Market Fixed Income Fund	4,839,938	—	19,787,068	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2016 and 2015 were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2016	$18,905,890	$141,345,143	$160,251,033
	2015	12,868,563	69,294,465	82,163,028
Free Market International Equity Fund	2016	26,659,496	25,446,632	52,106,128
	2015	30,387,545	27,734,008	58,121,553
Free Market Fixed Income Fund	2016	7,113,666	2,916,216	10,029,882
	2015	11,548,488	6,457,319	18,005,807
Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Funds did not have any capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund.

25

FREE MARKET FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

October 26, 2016

26

FREE MARKET FUNDS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$18,905,890	$141,345,143	$160,251,033
Free Market International Equity Fund	26,659,496	25,446,632	52,106,128
Free Market Fixed Income Fund	7,113,666	2,916,216	10,029,882

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00% for the Free Market U.S. Equity Fund and 83.31% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100.00% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 43.13% for the Free Market Fixed Income Fund. A total of 28.05% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

The percentage of ordinary income distributions designated as qualified short-term gain pursuant to the American Job Creation Act of 2004 is 100% for the Free Market International Equity Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $2,849,615 and earned $69,596,671 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

27

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2016. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable. In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the one-, three-, five-year and since inception periods, the Free Market International Equity Fund had outperformed its benchmark for the one-, three-year and since inception periods, and the Free Market Fixed Income Fund had outperformed its benchmark for the year-to-date period ending March 31, 2016.

28

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 17, 2016.

29

FREE MARKET FUNDS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

30

FREE MARKET FUNDS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995-2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (Registered Investment Company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007-present).	N/A	N/A

31

FREE MARKET FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

32

FREE MARKET FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

33

FREE MARKET FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Free Market Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

34

Investment Adviser

Matson Money, Inc.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

FMF-AR16

MATSON MONEY U.S. EQUITY VI PORTFOLIO

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

MATSON MONEY FIXED INCOME VI PORTFOLIO

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2016

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Dear Shareholder,

Enclosed is your annual report for the fiscal year ended August 31, 2016.

In both domestic and international equity markets, volatility remained high for much of the last fiscal year. The end of 2015 saw sizable swings both overseas and at home, punctuated by a steep decline in the markets in early 2016. However, after the initial decline, market returns came storming back the remainder of the first quarter and saw many of the early losses completely recouped. After experiencing a weak 2015, emerging markets provided much of the strength of the international markets performance in 2016.

There were many events that brought alarm and concern to those invested in the markets over the last 12 months — from the stark declines early in the year to the fear of what impact Brexit would have on the global economy and equity markets. Despite these occurrences, broad markets finished comfortably positive for the fiscal year.

The Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio had returns of 8.68%, 2.47% and 1.66%, respectively, for the 12 months ended August 31, 2016. This compared with a return of 8.79% in the Russell 2500® Index, a return of 0.53% in the MSCI World (excluding U.S.) Index and a return of 2.03% for the Citigroup World Govt. Bond 1-5 Year Hedged U.S. Dollar Index.

Despite the turbulence in the market, seasoned investors, like Matson Money VI Portfolio shareholders, did not panic and let the short-term volatility affect their long-term investing goals. When an investor can keep focused on the long term, and adheres to a prudent investment philosophy, the day-to-day ups and downs do not seem as threatening.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through free market investment strategies and structured market portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Matson Money VI Portfolio strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds and exchange-traded funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people. As always, we also appreciate your continued investment towards your long-term goals.

Thank you for investing with Matson Money, Inc.

Mark E. Matson

Chief Executive Officer

Matson Money, Inc.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Matson Money U.S. Equity VI Portfolio—Investment Review

The twelve-month period ended August 31, 2016 saw some short periods of fairly noticeable volatility, as well as some uncertainty geopolitically. The early part of 2016 saw losses of over 10% in a very short time period in several asset classes, and the threat and turmoil of a Brexit vote spooked markets and compounded the growing uneasiness abroad and at home. However, despite these negative headlines, many fundamentals remained solid domestically. Unemployment remained near decade lows and inflation stayed below long-term averages. Investors who remained invested for the entire year saw the market overcome these volatile periods to post positive gains across the board within U.S. asset classes. Small stocks as represented by the Russell 2000 Index returned 8.59% while other asset classes proved to be even more profitable, with the Russell 2000 Value Index, which measures small value U.S. stocks, showing the greatest return while posting an increase of 13.80%.

For the twelve months ended August 31, 2016, the Matson Money U.S. Equity VI Portfolio provided a total return of 8.68% at net asset value. This compares with a return of 8.79% for the Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than small company stocks. The Russell 2000 Index has returned 8.59% while the S&P 500 Index was up 12.55% for the fiscal year ended August 31, 2016. Furthermore, for the same time period, the Russell 2000 Value Index returned 13.80% and the Russell 1000 Value Index returned 12.92%.

In summary, U.S. large cap stocks performed better than small cap and U.S. value stocks did better than U.S. growth stocks, which also contributed to the returns of the Portfolio.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2016 (Unaudited)

                                         Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	Since Inception*
Matson Money U.S. Equity VI Portfolio	8.68%	4.54%
Russell 2500® Index	8.79%	5.52%
Composite Index**	12.05%	7.53%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 1.74% (included in the ratio is 0.30% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.13% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.43%.

The Portfolio’s aggregate total return since inception is based on a increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $26.80 per share on August 31, 2016.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Matson Money International Equity VI Portfolio—Investment Review

The global conditions proved tumultuous for investors during the twelve-month period ended August 31, 2016. Tensions in the Eurozone continued to increase, culminating with an unexpected Brexit vote resulting in the United Kingdom deciding to leave the European Union. This rocked the geopolitical world and caused a short-term decline in investor confidence in the global markets, resulting in a global selloff immediately following the vote. However, this panic proved to be short lived as much of the losses following the Brexit vote were recouped quickly, with emerging markets leading the charge in the overall renaissance in global markets for the year.

For the twelve months ended August 31, 2016, the Matson Money International Equity VI Portfolio was up 2.47%. This compares with a return of 0.53% for the Portfolio’s benchmark, the MSCI World (excluding U.S.) Index.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Index (gross of dividends) returned 0.38% from September 1, 2015 through August 31, 2016, while the MSCI EAFE Small Cap Index was up 5.78%. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) decreased -3.27% while the MSCI EAFE Small Cap Value Index was up 5.89% and the MSCI Emerging Markets Index (net of dividends) was up 12.25%.

In summary, factors that buoyed the Portfolio’s return compared to the benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward small and small value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2016 (Unaudited)

                                         Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	Since Inception*
Matson Money International Equity VI Portfolio	2.47%	-2.67%
MSCI World (excluding U.S.) Index	0.53%	-0.60%
Composite Index**	3.71%	0.59%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Cap Index, and MSCI Emerging Markets Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 2.16% (included in the ratio is 0.49% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.35% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.84%.

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $22.54 per share on August 31, 2016.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

5

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Matson Money Fixed Income VI Portfolio—Investment Review

The U.S. economy grew modestly during the twelve-months ended August 31, 2016. Total unemployment continued its decline toward pre-crash levels, leveling out below 5%, which many economists consider near full employment. Monetary policy remains accommodative, and the U.S. Federal Reserve did not make any changes to its policy of keeping the target for the federal funds rate near zero. In fact, several international countries dropped their interest rates below zero — these negative nominal rates are uncharted territory within the global economy. With the end of the Federal Reserve’s “easy money” policy still potentially looming, yields on short-term instruments continued to return relatively low results. Non-U.S. fixed income securities performed slightly better than U.S. fixed income securities. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 5.97% return, while the Barclays Global Aggregate Bond Index (hedged) returned 7.19% for the twelve-month period ended August 31, 2016. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned just 0.23%.

The Matson Money Fixed Income VI Portfolio focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-months ended August 31, 2016, Matson Money Fixed Income VI Portfolio provided a total return of 1.66%. This compares with a return of 2.03% for the Portfolio’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Portfolio performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Portfolio compared to the benchmark was the Portfolio’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

6

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2016 (Unaudited)

                                         Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money Fixed Income VI Portfolio vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	1 Year	Since Inception*
Matson Money Fixed Income VI Portfolio	1.66%	0.76%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	2.03%	1.64%
Composite Index**	2.67%	2.02%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 1.56% (included in the ratio is 0.19% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.00% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.19%.

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.31 per share on August 31, 2016.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses.

7

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples

(Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Matson Money U.S. Equity VI Portfolio
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,157.20	$4.12
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.86

	Matson Money International Equity VI Portfolio
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,144.70	$4.04
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81

8

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples (Concluded)

(Unaudited)

	Matson Money Fixed Income VI Portfolio
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,009.60	$3.59
Hypothetical (5% return before expenses)	1,000.00	1,021.57	3.61

*	Expenses are equal to an annualized six-month expense ratio of 0.76%, 0.75% and 0.71% for Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the one-half year period.

The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range weighted expense ratios of the underlying funds held by the Portfolios, as stated in their current prospectuses, were as follows:

Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
0.01%-0.08%	0.01%-0.19%	0.01%-0.05%

Each Portfolio’s ending account values on the first line each table are based on the actual six-month total return for each Portfolio of 15.72% for Matson Money U.S. Equity VI Portfolio, 14.47% for the Matson Money International Equity VI Portfolio and 0.96% for the Matson Money Fixed Income VI Portfolio.

9

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

EQUITY FUNDS — 98.5%
U.S. Large Cap Value Portfolio III(a)	192,784	$4,541,993
U.S. Large Company Portfolio(a)	138,650	2,359,823
U.S. Micro Cap Portfolio(b)	137,382	2,629,502
U.S. Small Cap Portfolio(b)	84,338	2,625,429
U.S. Small Cap Value Portfolio(b)	52,219	1,745,162
VA U.S. Large Value Portfolio(b)	31,039	698,997
VA U.S. Targeted Value Portfolio(b)	149,126	2,623,130

TOTAL EQUITY FUNDS (Cost $17,085,752)		17,224,036

TOTAL INVESTMENTS — 98.5% (Cost $17,085,752)		17,224,036

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%		267,202

NET ASSETS — 100.0%		$17,491,238

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	98.5%	$17,224,036
Other Assets In Excess Of Liabilities	1.5%	267,202

NET ASSETS	100.0%	$17,491,238

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 98.6%
DFA International Small Cap Value Portfolio(a)	188,795	$3,583,331
DFA International Value Portfolio III(b)	265,443	3,594,097
Emerging Markets Portfolio(a)	28,198	673,083
Emerging Markets Small Cap Portfolio(a)	30,974	624,430
Emerging Markets Value Portfolio(a)	26,624	641,378
Large Cap International Portfolio(a)	25,402	500,684
VA International Small Portfolio(b)	182,410	2,123,251
VA International Value Portfolio(b)	60,727	656,460

TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $13,221,065)		12,396,714

TOTAL INVESTMENTS — 98.6%
(Cost $13,221,065)		12,396,714

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		170,784

NET ASSETS — 100.0%		$12,567,498

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	98.6%	$12,396,714
Other Assets In Excess Of Liabilities	1.4%	170,784

NET ASSETS	100.0%	$12,567,498

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2016

	Number of Shares	Value

FIXED INCOME FUNDS — 97.7%
DFA Five-Year Global Fixed Income Portfolio(a)	194,584	$2,175,448
DFA Inflation Protected Securities Portfolio(a)	89,681	1,085,145
DFA Intermediate Government Fixed Income Portfolio(a)	100,187	1,305,434
DFA One-Year Fixed Income Portfolio(a)	242,871	2,503,995
DFA Short-Term Fixed Portfolio(a)	42,136	431,476
DFA Short-Term Government Portfolio(a)	80,388	865,781
DFA Two-Year Global Fixed Income Portfolio(a)	327,263	3,266,081
iShares 1-3 Year Credit Bond ETF	49,358	5,226,025
iShares Intermediate Credit Bond ETF	11,669	1,300,860
VA Global Bond Portfolio(a)	296,107	3,266,063

TOTAL FIXED INCOME FUNDS (Cost $21,269,115)		21,426,308

TOTAL INVESTMENTS — 97.7%
(Cost $21,269,115)		21,426,308

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%		500,629

NET ASSETS — 100.0%		$21,926,937

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	97.7%	$21,426,308
Other Assets In Excess Of Liabilities	2.3%	500,629

NET ASSETS	100.0%	$21,926,937

(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

Statements of Assets And Liabilities

August 31, 2016

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
ASSETS
Investments in non-affiliated funds, at value †	$17,224,036	$12,396,714	$21,426,308
Cash and cash equivalents	229,158	160,405	358,100
Receivables
Receivable for capital shares sold	89,185	53,490	214,253
Prepaid expenses and other assets	593	461	713

Total assets	17,542,972	12,611,070	21,999,374

LIABILITIES
Payables
Investments purchased	—	—	14,938
Audit fees	22,376	22,376	22,376
Advisory fees	9,188	5,069	17,091
Printing fees	8,041	7,214	9,386
Transfer agent fees	5,797	3,442	1,001
Administration and accounting fees	2,623	1,860	3,328
Capital shares redeemed	9	7	12
Other accrued expenses and liabilities	3,700	3,604	4,305

Total liabilities	51,734	43,572	72,437

Net Assets	$17,491,238	$12,567,498	$21,926,937

NET ASSETS CONSISTS OF
Par value	$653	$558	$866
Paid-in capital	16,736,712	13,267,265	21,676,170
Undistributed/accumulated net investment income/(loss)	21,012	95,927	(4,563)
Accumulated net realized gain from investments	594,577	28,099	97,271
Net unrealized appreciation/(depreciation) on investments	138,284	(824,351)	157,193

Net Assets	$17,491,238	$12,567,498	$21,926,937

Shares outstanding ($0.001 par value, 200,000,000 shares authorized)	652,706	557,625	866,320

Net asset value, offering and redemption price per share	$26.80	$22.54	$25.31

† Investment in non-affiliated funds, at cost	$17,085,752	$13,221,065	$21,269,115

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Operations

For the Year Ended August 31, 2016

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
Investment Income
Dividends from non-affiliated funds	$254,798	$333,446	$205,987
Interest income	23	11	39

Total investment income	254,821	333,457	206,026

Expenses
Advisory fees (Note 2)	76,200	54,534	97,586
Professional fees	21,459	20,062	21,420
Custodian fees (Note 2)	14,432	13,871	14,402
Printing and shareholder reporting fees	9,858	6,998	11,506
Directors’ and officers’ fees	8,451	8,599	8,763
Administration and accounting fees (Note 2)	4,920	2,810	6,974
Transfer agent fees (Note 2)	3,011	1,928	4,080
Other expenses	3,272	2,986	774

Total expenses	141,603	111,788	165,505

Net investment income	113,218	221,669	40,521

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Non-affiliated funds	(50,713)	(85,746)	75,547
Capital gain distributions from non-affiliated fund investments	675,315	174,680	38,048
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	737,034	109,395	172,554

Net realized and unrealized gain on investments	1,361,636	198,329	286,149

Net increase in net assets resulting from operations	$1,474,854	$419,998	$326,670

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$113,218	$14,765
Net realized gain from investments	624,602	484,624
Net change in unrealized appreciation/(depreciation) on investments	737,034	(928,940)

Net increase/(decrease) in net assets resulting from operations	1,474,854	(429,551)

Dividends and distributions to shareholders from:
Net investment income	(86,042)	(41,020)
Net realized capital gains	(484,664)	—

Net decrease in net assets from dividends and distributions to shareholders	(570,706)	(41,020)

Capital share transactions:
Proceeds from shares sold	3,821,426	8,285,808
Reinvestment of distributions	570,706	41,020
Shares redeemed	(1,403,047)	(2,074,633)

Net increase in net assets from capital shares	2,989,085	6,252,195

Total increase in net assets	3,893,233	5,781,624

Net assets:
Beginning of year	13,598,005	7,816,381

End of year	$17,491,238	$13,598,005

Undistributed/accumulated net investment/(loss), end of year	$21,012	$(33,525)

Share transactions:
Shares sold	154,292	313,052
Dividends and distributions reinvested	22,957	1,520
Shares redeemed	(54,701)	(76,233)

Net increase in shares outstanding	122,548	238,339

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$221,669	$78,422
Net realized gain from investments	88,934	63,263
Net change in unrealized appreciation/(depreciation) on investments	109,395	(989,329)

Net increase/(decrease) in net assets resulting from operations	419,998	(847,644)

Dividends and distributions to shareholders from:
Net investment income	(116,572)	(104,954)
Net realized capital gains	(114,309)	(1,506)

Net decrease in net assets from dividends and distributions to shareholders	(230,881)	(106,460)

Capital share transactions:
Proceeds from shares sold	3,132,772	6,557,941
Reinvestment of distributions	230,881	106,460
Shares redeemed	(626,448)	(1,476,695)

Net increase in net assets from capital shares	2,737,205	5,187,706

Total increase in net assets	2,926,322	4,233,602

Net assets:
Beginning of year	9,641,176	5,407,574

End of year	$12,567,498	$9,641,176

Undistributed/accumulated net investment income/(loss), end of year	$95,927	$(11,990)

Share transactions:
Shares sold	146,738	275,347
Dividends and distributions reinvested	10,645	4,641
Shares redeemed	(28,686)	(60,454)

Net increase in shares outstanding	128,697	219,534

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$40,521	$15,172
Net realized gain from investments	113,595	23,403
Net change in unrealized appreciation/(depreciation) on investments	172,554	(49,374)

Net increase/(decrease) in net assets resulting from operations	326,670	(10,799)

Dividends and distributions to shareholders from:
Net investment income	—	(75,242)
Net realized capital gains	(25,180)	—

Net decrease in net assets from dividends and distributions to shareholders	(25,180)	(75,242)

Capital share transactions:
Proceeds from shares sold	5,735,947	10,320,471
Reinvestment of distributions	25,180	75,242
Shares redeemed	(2,234,023)	(2,138,714)

Net increase in net assets from capital shares	3,527,104	8,256,999

Total increase in net assets	3,828,594	8,170,958

Net assets:
Beginning of year	18,098,343	9,927,385

End of year	$21,926,937	$18,098,343

Undistributed/accumulated net investment loss, end of year	$(4,563)	$(66,535)

Share transactions:
Shares sold	228,717	412,588
Dividends and distributions reinvested	1,015	3,022
Shares redeemed	(89,259)	(85,517)

Net increase in shares outstanding	140,473	330,093

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.65	$26.79	$25.00

Net investment income/(loss)(2)	0.19	0.03	(0.06)
Net realized and unrealized gain/(loss) on investments	1.96	(1.07)	1.85

Net increase/(decrease) in net assets resulting from operations	2.15	(1.04)	1.79

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.10)	—
Net realized capital gains	(0.85)	—	—

Total dividends and distributions to shareholders	(1.00)	(0.10)	—

Net asset value, end of period	$26.80	$25.65	$26.79

Total investment return(3)	8.68%	(3.92)%	7.16	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$17,491	$13,598	$7,816
Ratio of expenses to average net assets with waivers, if any(5)	0.93%	1.13%	1.13	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.93%	1.44%	4.07	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.74%	0.12%	(0.47	)%(6)
Portfolio turnover rate	7.38%	13.65%	1.32	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$22.48	$25.82	$25.00

Net investment income(2)	0.44	0.22	0.07
Net realized and unrealized gain/(loss) on investments	0.10	(3.26)	0.75

Net increase/(decrease) in net assets resulting from operations	0.54	(3.04)	0.82

Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.30)	—
Net realized capital gains	(0.24)	— (3)	—

Total dividends and distributions to shareholders	(0.48)	(0.30)	—

Net asset value, end of period	$22.54	$22.48	$25.82

Total investment return(4)	2.47%	(11.77)%	3.28	%(5)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$12,567	$9,641	$5,408
Ratio of expenses to average net assets with waivers, if any(6)	1.02%	1.35%	1.35	%(7)
Ratio of expenses to average net assets without waivers, if any(6)	1.02%	1.67%	5.07	%(7)
Ratio of net investment income to average net assets with waivers(6)	2.03%	0.91%	0.49	%(7)
Portfolio turnover rate	4.52%	14.90%	2.47	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Amount less than $(0.005) per share.
(4)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not Annualized.
(6)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(7)	Annualized.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$24.93	$25.08	$25.00

Net investment income/(loss)(2)	0.05	0.03	(0.05)
Net realized and unrealized gain/(loss) on investments	0.36	(0.04)	0.13

Net increase/(decrease) in net assets resulting from operations	0.41	(0.01)	0.08

Dividends and distributions to shareholders from:
Net investment income	—	(0.14)	—
Net realized capital gains	(0.03)	—	—

Total dividends and distributions to shareholders	(0.03)	(0.14)	—

Net asset value, end of period	$25.31	$24.93	$25.08

Total investment return(3)	1.66%	(0.06)%	0.32	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$21,927	$18,098	$9,927
Ratio of expenses to average net assets with waivers, if any(5)	0.85%	1.00%	1.00	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.85%	1.37%	3.40	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.21%	0.10%	(0.40	)%(6)
Portfolio turnover rate	40.27%	10.90%	0.55	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2016

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$17,224,036	$17,224,036	$—	$—

* Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$12,396,714	$12,396,714	$—	$—

* Please refer to the Portfolio of Investments for further details.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2016

MATSON MONEY FIXED INCOME VI PORTFOLIO

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$21,426,308	$21,426,308	$—	$—

* Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires a Portfolio to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Portfolios.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolios estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Portfolio’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolios. In addition

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2016

to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Portfolios with the exception of the Matson Money Fixed Income VI Portfolio which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Portfolios consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Portfolio’s investment adviser. The Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $5 billion and 0.47% of each Portfolio’s average daily net assets over $5 billion. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Portfolio operating expenses (excluding certain items disclosed below) to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board of Directors. The Adviser may discontinue these arrangements at any time after December 31, 2016.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Portfolios. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolios’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2016

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Portfolios during the year ended August 31, 2016 was $7,718. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Portfolios or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Portfolios paid $10,040 in officer fees.

4.	Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	Purchases	Sales
Matson Money U.S. Equity VI Portfolio	$4,212,128	$1,117,249
Matson Money International Equity VI Portfolio	3,284,367	491,047
Matson Money Fixed Income VI Portfolio	11,073,006	7,775,622

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$17,144,546	$281,774	$(202,284)	$79,490
Matson Money International Equity VI Portfolio	13,359,173	—	(962,459)	(962,459)
Matson Money Fixed Income VI Portfolio	21,276,624	165,899	(16,215)	149,684

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2016

The following permanent differences as of August 31, 2016, primarily attributable to reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Matson Money U.S. Equity VI Portfolio	$27,361	$(27,361)	$—
Matson Money International Equity VI Portfolio	2,820	(2,820)	—
Matson Money Fixed Income VI Portfolio	21,451	(7,960)	(13,491)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Matson Money U.S. Equity VI Portfolio	$21,012	$653,371	$79,490	$—
Matson Money International Equity VI Portfolio	95,927	166,207	(962,459)	—
Matson Money Fixed Income VI Portfolio	—	104,780	149,684	(4,563)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2016 and 2015 were as follows:

		Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	2016	$86,042	$484,664	$570,706
	2015	40,987	33	41,020
Matson Money International Equity VI Portfolio	2016	116,572	114,309	230,881
	2015	106,436	24	106,460
Matson Money Fixed Income VI Portfolio	2016	—	25,180	25,180
	2015	75,242	—	75,242

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Portfolios may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

For the fiscal year ended August 31, 2016, the Portfolios deferred to September 1, 2016, the following qualified late-year losses:

Portfolio	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Matson Money U.S. Equity VI Portfolio	$—	$—	$—
Matson Money International Equity VI Portfolio	—	—	—
Matson Money Fixed Income VI Portfolio	(4,563)	—	—

25

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Concluded)

August 31, 2016

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Portfolios did not have any capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund.

26

MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

October 26, 2016

27

MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$86,042	$484,664	$570,706
Matson Money International Equity VI Portfolio	116,572	114,309	230,881
Matson Money Fixed Income VI Portfolio	—	25,180	25,180

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00% for the Matson Money U.S. Equity VI Portfolio and 100.00% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100.00% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01% for the Matson Money U.S. Equity VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $18,764 and earned $527,196 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

28

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2016. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable. In reaching this conclusion, the Directors observed that the Matson Money International Equity VI Portfolio had outperformed its benchmark for the one-year and year to date periods, Matson Money Fixed Income VI Portfolio had outperformed its benchmark for the year-to-date period, and Matson Money U.S. Equity VI Portfolio had outperformed its benchmark for the one-year and year-to-date periods ending March 31, 2016.

29

MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 17, 2016.

30

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

31

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995-2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (Registered Investment Company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present).	N/A	N/A

32

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

33

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

34

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

35

Investment Adviser

Matson Money, Inc.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

MAT-AR16

Schneider Small Cap Value Fund

of the RBB Fund, Inc.

ANNUAL REPORT August 31, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Fellow Shareholder:

This annual report covers the fiscal year ended August 31, 2016.

U.S. equities posted solid gains during the period. The broad market Russell 3000 Index rose 11.44% as price/earnings ratios continued to climb in response to falling interest rates.

The economic recovery in the U.S. has been by far the weakest one post World War II in terms of aggregate growth. The silver lining is that very few financial imbalances have developed which typically precipitate a recession.

The Federal Reserve may be falling behind the curve on raising interest rates as core Consumer Price Index (CPI) is 2.3% and core Personal Consumption Expenditures (PCE), the Fed’s primary inflation gauge, is at 1.7%, and rising toward its 2% target. Other core inflation metrics are higher than even CPI.

China continues to be of concern to us as it appears to be stimulating its highly leveraged economy with even more debt. Both the IMF and the highly credible Bank for International Settlements issued warnings on its credit system.

The Presidential race is unlikely to have a large legislative impact given that both candidates possess disapproval ratings in the high 50 percent area. The winner will also only have a plurality, but not a majority, of the general election votes, thus having a diminished mandate to govern from. With the exception of a small potential deal to use proceeds from a repatriation tax holiday to lower taxes and raise spending, a continuation of the current stalemate is the most likely outcome.

Portfolio Review

The Schneider Small Cap Value Fund outperformed its benchmark for the fiscal year returning 21.15% versus 13.8% for the Russell 2000 Value Index. Our outperformance was primarily driven by our energy stock selection.

The market’s favorite sectors during the fiscal year continued to be hostile to our deep value style, an environment similar to the last few years. Lower global long term interest rates caused the equity market to further bid up defensive bond proxies (high yielding stocks with steady income streams) and low volatility stocks, groups we believe are expensive and rarely find attractive to own applying our investment style. Radical global monetary experiments have caused over ten trillion dollars worth of bonds to have negative nominal interest rates. Large negative real rates are highly unlikely to last longer term. While we are not expecting an imminent bond market reversal, it will be positive for our style when it occurs.

In the fiscal year, we were absent from Utility, Consumer Staple and Telecommunication stocks, which were among the leading sectors of the market in its continuing reach for dividend yield and high payout ratios. Bond proxies traded at an unusually wide 38% price/earnings ratio premium to non bond proxies, despite earnings growth rates that are generally lower. Low volatility stocks also had a relative price/earnings ratio at a record high. Low volatility stocks are risky today if price matters. We believe the opposite is true as well. High volatility stocks are less risky today because of low relative prices.

Offsetting this, Oil and U.S. natural gas prices both rose sharply in the last sixth month period as the market recognized the tightening of supply and demand. However, oil prices are still severely depressed due to an overhang of high inventories. Energy equity indexes rose, but not nearly as much as underlying prices. Our energy equities dramatically outperformed their energy sub index largely through security selection as opposed to our overweighting.

Oil production is in decline virtually everywhere except core Mideast OPEC. Mature high cost areas such as China began to show accelerating decline rates. Non Mideast OPEC production is also suffering from a lack of investment. Globally, spare capacity of oil is limited.

After an 80% peak to trough decline, the U.S. drilling rig count bottomed in May in response to higher prices. The rig count needs to rise sharply from that bottom just to stabilize oil production in the United States. The International rig count impacts 90% of the world’s oil production and will be slower to bottom. It also has much longer lags than the U.S., generally 2 to 5 years, in the production response to any change in the rig count.

Bank stock indexes were in the lowest decile of valuation in the form of price/book ratios in their history. Our banks are significantly cheaper on a price/earnings basis than their indexes. Because bank stocks are anti-bond proxies, they sell at half the price/earnings ratio of utilities despite higher earnings growth rates. Bank stocks held in the portfolio are leveraged to higher Fed fund rates.

Internally, we made the difficult decision to close our Value mutual fund in late August after exploring a variety of options. Although we were happy with the fund’s returns for the year, it had recently become economically unsustainable to maintain given our lack of retail distribution. We have a strong commitment to our larger Small Cap Value Fund. We believe the track record since inception is very good and we see significant upside potential in the portfolio at this time.

Arnold C. Schneider III, CFA

Portfolio Manager

Schneider Capital Management

1

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report

August 31, 2016 (Unaudited)

Comparison of Change in Value of $20,000 Invested in

Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2016
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Small Cap Value	21.15%	9.23%	1.99%	12.33%
Russell 2000® Value Index	13.80%	12.63%	5.80%	9.41%
* Inception date 9/2/98

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2016, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.82% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

2

SCHNEIDER SMALL CAP VALUE FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2016 through August 31, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Schneider Small Cap Value Fund
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,558.20	$7.40
Hypothetical (5% return before expenses)	1,000.00	1,019.36	5.84

*	Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return of 55.82% for the Schneider Small Cap Value Fund.

3

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Oil & Gas	32.4%	$11,964,519
Banks	14.6	5,367,370
Commercial Services	6.9	2,560,420
Telecommunications	5.4	2,008,469
Semiconductors	4.3	1,598,011
Insurance	4.2	1,529,535
Real Estate Investment Trusts	3.9	1,430,939
Savings & Loans	3.0	1,119,746
Electronics	3.0	1,091,599
Home Builders	2.9	1,075,352
Coal	2.8	1,027,173
Machinery — Construction & Mining	2.7	981,009
Chemicals	2.0	721,651
Machinery — Diversified	1.9	712,971
Pharmaceuticals	1.2	455,400
Real Estate	0.7	250,536
Healthcare — Products	0.5	173,717
Auto Parts & Equipment	0.5	171,139
Internet	0.3	121,376
Mining	0.1	41,078
Iron/Steel	0.1	37,791
Leisure Time	0.1	31,698
Securities Lending Collateral	18.8	6,936,108
Exchange Traded Fund	1.1	419,383
Liabilities In Excess Of Other Assets	(13.4)	(4,952,648)

NET ASSETS	100.0%	$36,874,342

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2016

	Shares		Value
COMMON STOCKS — 93.5%
Auto Parts & Equipment — 0.5%
Commercial Vehicle Group, Inc. *	31,751		$171,139

Banks — 14.6%
Bancorp, Inc., (The) *	79,536		492,328
Dundee Corp., Class A *	24,200		108,847
Hancock Holding Co.	2,635		85,980
KeyCorp	147,826		1,856,697
OFG Bancorp	99,312		1,083,494
Regions Financial Corp.	174,526		1,740,024

			5,367,370

Chemicals — 2.0%
Chemours Co., (The)	54,712		721,651

Coal — 2.8%
Cloud Peak Energy, Inc. * (a)	38,398		158,584
CONSOL Energy, Inc. (a)	47,620		868,589

			1,027,173

Commercial Services — 6.9%
Aegean Marine Petroleum Network, Inc.	135,488		1,353,525
Ardmore Shipping Corp. (a)	30,034		216,845
Herc Holdings, Inc. *	23,895		807,890
Hudson Global, Inc.	72,690		124,300
Viad Corp.	1,618		57,860

			2,560,420

Electronics — 3.0%
Kemet Corp. *	320,116		1,091,596
TTM Technologies, Inc. *	—	(b)	3

			1,091,599

Healthcare—Products — 0.5%
Invacare Corp.	14,635		173,717

Home Builders — 2.9%
Taylor Morrison Home Corp., Class A *	60,961		1,075,352

Insurance — 4.2%
American Equity Investment Life Holding Co.	39,172		690,211
Assured Guaranty Ltd.	22,417		622,520
Genworth Financial, Inc., Class A *	45,836		216,804

			1,529,535

Internet — 0.3%
ModusLink Global Solutions, Inc. *	84,289		121,376

Iron/steel — 0.1%
Commercial Metals Co.	2,435		37,791

Leisure Time — 0.1%
Arctic Cat, Inc.	2,237		31,698

Machinery - Construction & Mining — 2.7%
Terex Corp.	40,404		981,009

	Shares		Value
Machinery - Diversified — 1.9%
Intevac, Inc. *	117,652		$712,971

Mining — 0.1%
Ur-Energy, Inc. *	80,560		41,078

Oil & Gas — 32.4%
Approach Resources, Inc. * (a)	455,867		1,513,478
C&J Energy Services Ltd. *	446,954		163,138
Chesapeake Energy Corp. * (a)	309,729		1,966,779
MRC Global, Inc. *	71,045		1,042,230
Scorpio Tankers, Inc.	4,635		22,665
SM Energy Co.	27,837		1,054,466
Weatherford International PLC *	528,294		2,889,768
Whiting Petroleum Corp. * (a)	369,880		2,696,425
Willbros Group, Inc. *	313,995		609,150
WPX Energy, Inc. *	535		6,420

			11,964,519

Pharmaceuticals — 1.2%
Endo International PLC *	22,000		455,400

Real Estate — 0.7%
Forestar Group, Inc. * (a)	19,963		250,536

Real Estate Investment Trusts — 3.9%
NorthStar Realty Europe Corp.	79,600		815,104
NorthStar Realty Finance Corp.	13,410		178,889
Parkway Properties, Inc.	19,620		353,160
RAIT Financial Trust	26,682		83,781
Sunstone Hotel Investors, Inc.	—	(b)	5

			1,430,939

Savings & Loans — 3.0%
Flagstar Bancorp, Inc. *	39,877		1,119,746

Semiconductors — 4.3%
Axcelis Technologies, Inc. *	24,215		284,045
Siltronic AG *	5,100		109,406
SunEdison Semiconductor Ltd. *	103,834		1,193,053
Veeco Instruments, Inc. *	585		11,507

			1,598,011

Telecommunications — 5.4%
Aviat Networks, Inc. *	133,965		1,267,306
UTStarcom Holdings Corp. * (a)	349,605		741,163

			2,008,469

TOTAL COMMON STOCKS (Cost $33,155,402)			34,471,499

EXCHANGE TRADED FUND — 1.1%
Finance — 1.1%
iShares Russell 2000 Value Index Fund (a)	4,019		419,383

TOTAL EXCHANGE TRADED FUND (Cost $411,152)			419,383

The accompanying notes are an integral part of the financial statements.

5

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)

August 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL — 18.8%
BlackRock Liquidity TempFund, Institutional Shares	6,936,108	$6,936,108

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,936,108)		6,936,108

TOTAL INVESTMENTS — 113.4% (Cost $40,502,662)		41,826,990

LIABILITIES IN EXCESS OF OTHER ASSETS — (13.4)%		(4,952,648)

NET ASSETS — 100.0%		$36,874,342

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2016, the market value of securities on loan was $6,492,274.
(b)	Less than 1 share.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

6

SCHNEIDER SMALL CAP VALUE FUND

Statement of Assets & Liabilities

August 31, 2016

Schneider Small Cap Value Fund
ASSETS
Investments, at value †^	$41,826,990
Cash and cash equivalents	3,265,007
Receivables for:
Investments sold	397,650
Dividends and interest	11,986
Prepaid expenses and other assets	13,631

Total assets	45,515,264

LIABILITIES
Payables for:
Securities lending collateral	6,936,108
Investments purchased	1,561,061
Capital shares redeemed	41,510
Investment adviser	26,348
Other accrued expenses and liabilities	75,895

Total liabilities	8,640,922

Net Assets	$36,874,342

NET ASSETS CONSIST OF
Par value	$2,781
Paid-in capital	39,657,802
Undistributed/accumulated net investment (loss)	(29,867)
Accumulated net realized loss from investments	(4,080,702)
Net unrealized appreciation on investments	1,324,328

Net Assets	$36,874,342

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,781,175

Net asset value, offering and redemption price per share	$13.26

† Investment in securities, at cost	$40,502,662

^ Includes market value of securities on loan	$6,492,274

The accompanying notes are an integral part of the financial statements.

7

SCHNEIDER SMALL CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2016

Schneider Small Cap Value Fund
Investment Income
Dividends †	$263,772
Securities lending income	84,428
Interest	4,754

Total investment income	352,954

Expenses
Advisory fees (Note 2)	254,869
Administration and accounting fees (Note 2)	91,087
Transfer agent fees (Note 2)	54,973
Professional fees	43,386
Custodian fees (Note 2)	31,785
Printing and shareholder reporting fees	24,417
Directors’ and officers’ fees	22,589
Insurance fees	10,837
Registration and filing fees	8,257
Other expenses	1,637

Total expenses before waivers and reimbursements	543,837
Less: waivers and reimbursements	(250,716)

Net expenses after waivers and reimbursements	293,121

Net investment income	59,833

Net realized and unrealized gain/(loss) from investments
Net realized loss from:
Investments	(366,594)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,410,981

Net realized and unrealized gain/(loss) on investments	5,044,387

Net increase in net assets resulting from operations	$5,104,220

† Net of foreign withholding taxes of	$(308)

The accompanying notes are an integral part of the financial statements.

8

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$59,833	$(21,887)
Net realized gain/(loss) from investments	(366,594)	874,089
Net change in unrealized appreciation/(depreciation) from investments	5,410,981	(13,727,629)

Net increase/(decrease) in net assets resulting from operations	5,104,220	(12,875,427)

Dividends and distributions to shareholders from:
Net investment income	(64,790)	–
Net realized capital gains	(66,774)	(12,187,028)
Tax return of capital	–	(101,204)

Net decrease in net assets from dividends and distributions to shareholders	(131,564)	(12,288,232)

Increase/(decrease) in net assets derived from capital share transactions:
Proceeds from shares sold	8,645,264	651,878
Reinvestment of distributions	106,161	10,101,136
Redemption fees *	2,304	786
Shares redeemed	(7,239,161)	(16,443,081)

Net increase/(decrease) in net assets from capital share transactions	1,514,568	(5,689,281)

Total increase/(decrease) in net assets	6,487,224	(30,852,940)

Net assets:
Beginning of year	30,387,118	61,240,058

End of year	$36,874,342	$30,387,118

Undistributed net investment income/(loss), end of year	$(29,867)	$(26,158)

Increase/(decrease) in shares outstanding derived from share transactions:
Shares sold	686,021	48,865
Shares reinvested	9,931	783,641
Shares redeemed	(678,484)	(1,106,138)

Net increase/(decrease) in shares outstanding	17,468	(273,632)

*	There is a 1.75% redemption fee on shares redeemed which have been held less than one year. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

9

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2016	2015		2014		2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$11.00	$20.16		$21.07		$16.09	$13.70

Net investment income/(loss)	0.03 (1)	(0.01	)(1)	(0.09	)(1)	0.08 (1)	(0.11)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.29	(4.53)		2.63		4.90	2.49

Net increase/(decrease) in net assets resulting from operations	2.32	(4.54)		2.54		4.98	2.38

Dividends and distributions to shareholders from:
Net investment income	(0.03)	—		—		—	—
Net realized gains	(0.03)	(4.58)		(3.45)		—	—
Tax return of capital	—	(0.04)		—		—	—

Total dividends and distributions to shareholders	(0.06)	(4.62)		(3.45)		—	—

Redemption fees	— (2)	—	(2)	—	(2)	— (2)	0.01

Net asset value, end of year	$13.26	$11.00		$20.16		$21.07	$16.09

Total investment return(3)	21.15%	(25.88)%		12.59%		30.95%	17.45%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$36,874	$30,387		$61,240		$70,556	$62,691
Ratio of expenses to average net assets(4)	1.15%	1.15%		1.15%		1.15%	1.15%
Ratio of expenses to average net assets without waivers and expense reimbursements	2.13%	1.82%		1.52%		1.50%	1.52%
Ratio of net investment income/(loss) to average net assets(4)	0.23%	(0.05)%		(0.44)%		0.38%	(0.64)%
Portfolio turnover rate	113.69%	88.80%		72.33%		63.87%	67.85%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

10

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements

August 31, 2016

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Schneider Small Cap Value Fund (the “Small Cap Value Fund”), which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 83,423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENT — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2016

The following summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value as of August 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$34,471,499	$34,471,499	$—	$—
Exchange Traded Fund	419,383	419,383	—	—
Securities Lending Collateral	6,936,108	6,936,108	—	—

Total	$41,826,990	$41,826,990	$—	$—

* Please refer to the Portfolio of Investments for further details on portfolio holdings.

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, Schneider Capital Management continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the year ended August 31, 2016, there were no significant transfers between Levels 1, 2 and 3 for the Small Cap Value Fund.

12

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2016

USE OF ESTIMATES — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

FOREIGN CURRENCY TRANSLATION — Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Fund are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund’s average daily net assets, computed daily and payable monthly.

13

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2016

SCM has contractually agreed to waive its advisory fees and/or reimburse expenses to the extent that total annual operating expenses (excluding certain items discussed below) of the Small Cap Value Fund exceed 1.15%. In determining SCM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual operating expenses to exceed 1.15%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Company’s Board of Directors.

For the year ended August 31, 2016, advisory fees and waivers of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Net Advisory Fees
Small Cap Value Fund	$254,869	$(250,716)	$4,153

The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum monthly and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the year ended August 31, 2016 was $9,166. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $13,555 in officer fees.

4.	Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Small Cap Value Fund	$29,456,845	$28,805,614

5.	Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination,

14

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2016

including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Small Cap Value Fund	$42,176,881	$5,216,651	$(5,566,543)	$(349,892)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to short-term capital gains being netted against net operating loss, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Small Cap Value Fund	$1,248	$67,024	$(68,272)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Depreciation	Qualified Late-Year Losses
Small Cap Value Fund	$(56,873)	$—	$—	$(349,892)	$(2,379,477)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Gains	Return of Capital	Total
2016	$63,293	$—	$68,272	$131,565
2015	714,807	11,472,221	101,204	12,288,232

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2016.

15

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2016

For the fiscal year ended August 31, 2016, the Small Cap Value Fund deferred to September 1, 2016, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$29,867	$ —	$2,349,610

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2016, the Fund had capital losses carryforward of $56,873, all of which are long-term capital losses and have an unlimited period of capital loss carryforward.

6.	Securities Lending

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2016 and the income received for the year ended August 31, 2016 were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
Small Cap Value Fund	$6,492,274	$6,936,108	$84,428

Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of August 31, 2016:

Securities Lending	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund	$6,492,274	$—	$6,492,274	$(6,492,274)	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

16

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Concluded)

August 31, 2016

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective November 19, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accounting agent, transfer agent and dividend paying agent (“Transfer Agent”) to the Fund. U.S. Bank, N.A., will replace the Bank of New York Mellon as the custodian to the Fund.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Schneider Small Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 26, 2016

18

SCHNEIDER SMALL CAP VALUE FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. During the fiscal year ended August 31, 2016, the tax character of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends	Tax Return of Capital
Small Cap Value Fund	$131,565	$—	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00% for the Small Cap Value Fund.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00% for the Small Cap Value Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 1.33% for the Small Cap Value Fund.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

SCHNEIDER SMALL CAP VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between SCM and the Company (the “Advisory Agreement”) on behalf of the Schneider Small Cap Value Fund at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and Schneider Capital with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Schneider Capital’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Schneider Capital’s personnel providing those services; (iii) Schneider Capital’s investment philosophies and processes; (iv) Schneider Capital’s assets under management and client descriptions; (v) Schneider Capital’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Schneider Capital’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Schneider Capital’s compliance procedures; (viii) Schneider Capital’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Schneider Capital. The Directors concluded that Schneider Capital had substantial resources to provide services to the Fund and that Schneider Capital’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Schneider Capital. Information on the Fund’s investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2016. The Directors noted that the Fund had outperformed its primary benchmark, the Russell 2000 Value Index, for the since inception period ended March 31, 2016. The Directors noted that for the one-year period ended December 31, 2015, the investment performance of the Fund was in the 5th quintile within its Lipper performance universe.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers

20

THE SCHNEIDER FUNDS

Other Information (Concluded)

(Unaudited)

and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, and actual total expenses of the Fund were all lower than its peer group medians. In addition, the Directors noted that Schneider Capital had contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.15% for the Fund.

After reviewing the information regarding Schneider Capital’s costs, profitability and economies of scale, and after considering Schneider Capital’s services, the Directors concluded that the investment advisory fees paid by the Fund was fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2017.

21

SCHNEIDER SMALL CAP VALUE FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

22

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995 – 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company); Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).

23

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007-present)	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky, and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

24

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCHNEIDER SMALL CAP VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Small Cap Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schneider Small Cap Value Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

25

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Schneider Small Cap Value Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Schneider Small Cap Value Fund collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•           Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Small Cap Value Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•           The Schneider Small Cap Value Fund doesn’t share with nonaffiliates so they can market to you. The Schneider Small Cap Value Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Schneider Small Cap Value Fund does not jointly market.

26

Investment Adviser

Schneider Capital Management

460 E. Swedesford Road

Suite 1080

Wayne, PA 19087

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SCH-AR16

SCOTIA DYNAMIC U.S. GROWTH FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2016

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCOTIA DYNAMIC U.S. GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

August 31, 2016

Dear Shareholder:

We are pleased to provide you with this annual report for the Scotia Dynamic U.S. Growth Fund (the “Fund”). In this report, you will find important financial information about the Fund for the twelve month period ended August 31, 2016.

During the year ended August 31, 2016, the Fund’s broad based benchmark, the Russell 1000 Growth Index (“the Index”), returned 10.54% while the Fund earned a return of -5.44%. The Fund underperformed the Index primarily as a result of individual security selection within the information technology and consumer discretionary sectors. Not having exposure to the energy sector during the period was a notable positive for relative Fund performance, as the Index’s energy holdings posted a large negative return of more than 20%. At the security level, the primary contributors to performance included Amazon.com, Facebook and Ulta Salon, Cosmetics & Fragrance, Inc. Network security company Palo Alto Networks, and data analytics software company Tableau Software, were among the top contributors for the fiscal year ended August 31, 2015, but were the two top detractors from performance for the current period. Both positions have been exited. At period end, the Fund remained primarily invested in the information technology, consumer discretionary and healthcare sectors, with these three sectors comprising more than 90% of the Fund. The Fund ended the fiscal year holding 24 individual stocks. As a result of the portfolio’s concentration, each individual security within the portfolio has a much more meaningful impact on the Fund’s performance than any individual security within the Index.

The last four months of 2015 were relatively uneventful in terms of Fund performance. While the Fund posted a slightly negative return during that time, it earned a positive return for calendar 2015 and outperformed the broad based benchmark. The beginning of 2016 marked one of the worst starts for the markets in history. The Fund’s returns in January and February were the primary reason for its negative return during the period. In early February we witnessed a violent selloff in many growth stocks – particularly in the information technology sector. We used that selloff as an opportunity to add to, or start new positions in some growth stocks that had demonstrated significant growth and had strong outlooks going forward. Another key market event in 2016 was Brexit (the process of Britain leaving the European Union), which added to existing volatility. We believed the impact of this event on the U.S. would be de minimis; and did not make any changes to our investment process. Sticking to our discipline and not panicking during these difficult market events paid off as the Fund earned a solid double digit return in the second half of the period and outperformed the Index. Going forward, through our bottom-up investment process we are finding companies in areas such as the cloud, immunotherapy drugs, and medical devices. We are excited at the opportunities going forward as we are finding more ideas with more upside than we have in some time.

We employ a disciplined, repeatable, and proven investment process that focuses on a bottom-up stock selection approach to generate excess returns. Our investment process begins by screening a universe of more than 5,000 publicly listed companies to seek out those with high revenue growth, high earnings growth, and the ability to become significantly larger companies. Sector weights in our Fund are derived strictly from this bottom-up stock selection process. Looking at the returns of our Fund over the years, the overwhelming majority has been driven by stock selection.

Thank you for your investment and confidence in the Fund. We appreciate the opportunity you have given us to assist you in meeting your investment goals. We are grateful for the trust placed in us.

Sincerely,

Noah Blackstein, CFA

Vice President & Portfolio Manager

Scotia Institutional Asset Management U.S., Ltd.

Current and future portfolio holdings are subject to change and risk.

1

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in

Scotia Dynamic U.S. Growth Fund vs. Russell 1000® Growth Index

	Total Returns for the Periods Ended August 31, 2016
	Average Annual
	One	Three	Five	Since
	Year	Years	Years	Inception
Scotia Dynamic U.S. Growth Fund - Class I Shares*	-5.44%	8.23%	10.72%	19.51%
Russell 1000® Growth Index**	10.54%	13.33%	14.74%	17.60%

*

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund (the “Fund”), a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

**	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-888-572-0968.

The Fund applies a 2.00% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2015, are 1.20% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2016 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2016, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

2

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data (Concluded)

August 31, 2016

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may focus its investments in one or more specific economic sectors and may be subject to greater risk from downturns affecting a specific sector.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

3

SCOTIA DYNAMIC U.S. GROWTH FUND

Fund Expense Examples

August 31, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 through August 31, 2016 and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2016	August 31, 2016	During Period*
Actual	$1,000.00	$1,149.40	$4.54
Hypothetical (5% return before expenses)	1,000.00	1,020.91	4.27

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 0.84% for Class I Shares, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund as of August 31, 2016 of 14.94% for Class I Shares.

4

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
Security Type/Sector Classification	Assets	Value

COMMON STOCKS:
Information Technology	34.1%	$21,999,395
Consumer Discretionary	32.0	20,593,885
Health Care	28.2	18,139,863
Other Assets in Excess of Liabilities	5.7	3,644,411

NET ASSETS	100.0%	$64,377,554

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio of Investments

August 31, 2016

	Number
	of Shares	Value
COMMON STOCKSΔ - 94.3%
Consumer Discretionary — 32.0%
Acacia Communications, Inc.*	26,400	$2,947,560
Amazon.com, Inc.*	5,400	4,153,464
Five Below, Inc.*	53,400	2,379,504
lululemon athletica, Inc.*	33,500	2,563,085
Priceline Group, Inc., (The)*	1,900	2,691,787
Ulta Salon Cosmetics & Fragrance, Inc.*	9,600	2,373,216
Zendesk, Inc.*	34,500	1,053,630
Zoe’s Kitchen, Inc.*	89,300	2,431,639

		20,593,885

Health Care — 28.2%
ABIOMED, Inc.*	36,900	4,351,986
Align Technology, Inc.*	28,500	2,647,650
Edwards Lifesciences Corp.*	16,900	1,946,204
Intuitive Surgical, Inc.*	4,700	3,226,174
Ligand Pharmaceuticals, Inc.*	23,200	2,396,792
Nevro Corp.*	28,400	2,681,812
TESARO, Inc.*	10,500	889,245

		18,139,863

Information Technology — 34.1%
Arista Networks, Inc.*	17,100	1,362,528

	Number
	of Shares	Value

Information Technology — (Continued)
Ellie Mae, Inc.*	31,500	$3,082,905
Facebook, Inc., Class A*	26,600	3,354,792
Gigamon, Inc.*	62,400	2,758,080
Inphi Corp.*	10,400	447,928
NVIDIA Corp.	55,600	3,410,504
Paycom Software, Inc.*	39,800	2,043,332
Proofpoint, Inc.*	35,400	2,724,030
Veeva Systems, Inc., Class A*	68,800	2,815,296

		21,999,395

TOTAL COMMON STOCKS (Cost $53,510,000)		60,733,143

TOTAL INVESTMENTS - 94.3% (Cost $53,510,000)		60,733,143

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.7%		3,644,411

NET ASSETS - 100.0%		$64,377,554

Δ	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

6

SCOTIA DYNAMIC U.S. GROWTH FUND

Statement of Assets and Liabilities

August 31, 2016

ASSETS
Investments, at value (Cost $53,510,000)	$60,733,143
Cash	3,929,840
Receivables for:
Capital shares sold	232
Dividends	6,394
Prepaid expenses	23,569

Total assets	64,693,178

LIABILITIES
Payables for:
Investments purchased	176,088
Capital shares redeemed	18,450
Advisory fees	23,168
Administration and accounting services fees	15,055
Other accrued expenses and liabilities	82,863

Total liabilities	315,624

Net Assets	$64,377,554

NET ASSETS CONSIST OF
Par value	$2,583
Paid-in capital	66,149,056
Accumulated net investment loss	(324,005)
Accumulated net realized loss from investments	(8,673,223)
Net unrealized appreciation on investments	7,223,143

Net Assets	$64,377,554

CLASS I SHARES
Net Assets applicable to Class I Shares	$64,377,554

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,582,571

Net asset value, offering and redemption price per share	$24.93

The accompanying notes are an integral part of the financial statements.

7

SCOTIA DYNAMIC U.S. GROWTH FUND

Statement of Operations

For the Year Ended August 31, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,894)	$56,252
Interest	261

Total investment income	56,513

EXPENSES
Advisory fees (Note 2)	463,111
Administration and accounting services fees (Note 2)	86,027
Shareholder servicing fees (Note 3)	71,248
Registration and filing fees	34,397
Custodian fees (Note 2)	30,280
Transfer agent fees (Note 2)	29,085
Printing and shareholder reporting fees	23,154
Legal fees	15,226
Audit fees	12,919
Insurance fees	11,154
Directors’ and officers’ fees	10,970
Other expenses	20,111

Total expenses before waivers	807,682
Less: waivers (Note 2)	(209,200)

Net expenses after waivers	598,482

Net investment loss	(541,969)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from:
Investments	(8,186,732)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,135,496

Net realized and unrealized loss on investments	(5,051,236)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,593,205)

The accompanying notes are an integral part of the financial statements.

8

SCOTIA DYNAMIC U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(541,969)	$(475,032)
Net realized gain/(loss) from investments	(8,186,732)	7,073,585
Net change in unrealized appreciation/(depreciation) on investments	3,135,496	(675,621)

Net increase/(decrease) in net assets resulting from operations	(5,593,205)	5,922,932

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net realized gains	(5,811,254)	(4,595,816)

Net decrease in net assets from dividends and distributions to shareholders	(5,811,254)	(4,595,816)

INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	23,276,767	21,554,359
Reinvestment of distributions	5,682,037	4,441,210
Shares redeemed	(24,723,652)	(15,730,473)
Redemption fees*	23,883	7,266

Net increase in net assets from capital share transactions	4,259,035	10,272,362

Total increase/(decrease) in net assets	(7,145,424)	11,599,478

NET ASSETS:
Beginning of year	71,522,978	59,923,500

End of Year	$64,377,554	$71,522,978

Accumulated net investment loss, end of year	$(324,005)	$—

INCREASE IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Class I Shares
Shares sold	855,768	754,021
Shares reinvested	215,228	182,241
Shares redeemed	(1,016,582)	(576,114)

Net increase in shares outstanding	54,414	360,148

*	There is a 2.00% redemption fee to the value of shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

9

SCOTIA DYNAMIC U.S. GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Eleven Months Ended		Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014(1)(2)		September 30, 2013	September 30, 2012	September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$28.29	$27.64	$27.45		$22.45	$18.83	$16.36

Net investment loss(3)	(0.19)	(0.21)	(0.20)		(0.14)	(0.16)	(0.16)
Net realized and unrealized gain/(loss) from investments	(1.25)	3.04	2.96		5.14	4.21	2.82

Net increase/(decrease) in net assets resulting from operations	(1.44)	2.83	2.76		5.00	4.05	2.66

Dividends and distributions to shareholders from:
Net investment income	—	—	—		—	—	—
Net realized gains	(1.93)	(2.18)	(2.57)		—	(0.50)	(0.24)

Total dividends and distributions to shareholders	(1.93)	(2.18)	(2.57)		—	(0.50)	(0.24)

Redemption fees added to paid-in capital(3)	0.01	— (4)	—		—	0.07	0.05

Net asset value, end of period	$24.93	$28.29	$27.64		$27.45	$22.45	$18.83

Total investment return(5)	(5.44)%	11.49%	10.62	%(6)(7)	22.27%	22.31%	16.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,378	$71,523	$59,924		$55,737	$59,007	$53,332
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84	%(8)	0.86%	0.95%	0.95%
Ratio of expenses to average net assets without waivers and reimbursements	1.13%	1.20%	1.13	%(8)	1.13%	1.25%	1.32%
Ratio of net investment loss to average net assets	(0.76)%	(0.77)%	(0.80	)%(8)	(0.63)%	(0.75)%	(0.80)%
Portfolio turnover rate	374.62%	297.13%	276.74	%(6)	345.12%	323.54%	358.15%

(1)	The Fund changed its fiscal year end to August 31.
(2)	Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.
(3)	The selected per share data was calculated based on average shares outstanding method for the period.
(4)	Amount represent less than $0.005 per share.
(5)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(6)	Not annualized.
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.
(8)	Annualized.

The accompanying notes are an integral part of the financial statements.

10

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Scotia Dynamic U.S. Growth Fund (the “Fund”). The Fund is authorized to issue three classes of shares, Institutional Shares, Class I Shares and Class II Shares. As of August 31, 2016, Institutional Shares and Class II shares were not yet being offered to the public.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Fund has issued shares with a par value of $0.001.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund.

At the date of the Reorganization, the Fund changed its fiscal year end to August 31.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three Levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2016

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s investments carried at fair value:

Level 2
			Other	Level 3
	Total Value at	Level 1	Significant	Significant
	August 31,	Quoted	Observable	Unobservable
	2016	Price	Inputs	Inputs
Investments in Securities*	$60,733,143	$60,733,143	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and

12

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2016

losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — The Fund imposes a redemption fee of 2.00% on redemptions and exchanges of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Scotia Institutional Asset Management US, Ltd. (the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive an advisory fee calculated daily and payable monthly at an annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive advisory fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares (Institutional Shares and Class II Shares have not commenced operations as of August 31, 2016) until December 31, 2016. Prior to such date, this contractual agreement may only be terminated by the Fund’s Board of Directors. The expenses that are excluded from the waiver could cause the net total annual fund operating expenses to exceed 0.74%, 0.84% or 0.99%, as applicable. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

13

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2016

For the year ended August 31, 2016, the Adviser earned fees of $463,111 and waived fees of $209,200.

As of August 31, 2016, the amount of the Adviser’s potential recovery was as follows:

Expiration
August 31, 2017	August 31, 2018	August 31, 2019
$109,821	$223,030	$209,200

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Shareholder Servicing Plan

The Fund has adopted Shareholder Services Plans for the Class I and Class II Shares. Under the Shareholder Services Plans, the Fund may pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding ten basis points (0.10%) and twenty-five basis points (0.25%), respectively, of the Fund’s average daily net assets attributable to Class I Shares and Class II Shares.

4. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund for the year ended August 31, 2016 was $10,471. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided. For the year ended August 31, 2016, the Fund paid $12,934 in officer fees.

14

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2016

5. Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$258,185,030	$259,229,317

6. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$53,571,123

Gross unrealized appreciation	$7,917,555
Gross unrealized depreciation	(755,535)

Net unrealized appreciation	$7,162,020

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$217,964	$3	$(217,967)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	Net Unrealized Appreciation	Qualified Late-Year Losses
$(319,048)	$7,162,020	$(8,617,057)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

15

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Concluded)

August 31, 2016

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2016 and August 31, 2015 was as follows:

	Ordinary	Long-Term
	Income	Gains
2016	$1,608,803	$4,202,451
2015	1,974,976	2,620,840

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purpose until September 1, 2016.

For the fiscal year ended August 31, 2016, the Scotia Dynamic U.S. Growth Fund deferred to September 1, 2016, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Gain Deferral
$324,005	$9,289,827	$(996,775)

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, the Scotia Dynamic U.S. Growth Fund had short-term capital loss carryforwards of $319,048.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Fund.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc.

and the Shareholders of Scotia Dynamic U.S. Growth Fund

We have audited the accompanying statement of assets and liabilities of Scotia Dynamic U.S. Growth Fund, a separately managed portfolio of The RBB Fund, Inc., including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the eleven months ended August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2013 have been audited by other auditors whose report, dated November 25, 2013, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scotia Dynamic U.S. Growth Fund as of August 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the eleven months ended August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

October 26, 2016

17

SCOTIA DYNAMIC U.S. GROWTH FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. During the fiscal period ended August 31, 2016, the Fund paid $1,608,803 of ordinary income dividends and $4,202,451 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 1.33%.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 1.50%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

SCOTIA DYNAMIC U.S. GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 572-0968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Agreement

As required by the Investment Company Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between the Adviser and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 4-5, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and the Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the Fund’s management fees and total expense ratio to those of a comparable account managed by the Adviser; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Fund and the Adviser. Information on the Fund’s investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2016. The Directors noted that the Fund outperformed its primary benchmark, the Russell 1000 Growth Index, for the since inception period ended March 31, 2016. The Directors considered the Fund’s investment performance

19

SCOTIA DYNAMIC U.S. GROWTH FUND

Other Information (Concluded)

(Unaudited)

in light of its investment objective and investment strategies. The Directors also considered the Fund’s investment performance ranking within its Lipper Group and Lipper performance universe noting that the Fund ranked in the 1st quintile of its performance universe for the one- and three-year periods ended December 31, 2015.

The board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for a comparable account managed by the Adviser. In addition, the Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 0.74% for Institutional Class Shares, 0.84% for Class I Shares and 0.99% for Class II Shares.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2017.

20

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 572-0968.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

21

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (Registered Investment Company).

Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTOR [2]

Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

22

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company)	N/A	N/A

James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995 - 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of the The RBB Fund, Inc.	N/A	N/A

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	N/A	N/A

Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky, and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

23

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCOTIA DYNAMIC U.S. GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

•  Social Security number

•  account balances

•  account transactions

•  transaction history

•  wire transfer instructions

•  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Dynamic U.S. Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Scotia Dynamic U.S. Growth Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to us.scotiafunds.com

24

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

What we do
How does the Scotia Dynamic U.S.	To protect your personal information from unauthorized access and use, we
Growth Fund protect my	use security measures that comply with federal law. These measures
personal information?	include computer safeguards and secured files and buildings.
How does the Scotia Dynamic U.S.	We collect your personal information, for example, when you
Growth Fund collect my	• open an account
personal information?	• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Scotia Institutional Investments
US, LP and Hollis Wealth Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Scotia Dynamic U.S. Growth Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Scotia Dynamic U.S. Growth Fund doesn’t jointly market.

25

Investment Adviser

Scotia Institutional Asset Management U.S., Ltd.

1 Adelaide St. E., Ste. 2800,

Toronto, ON M5C 2V9

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SCO-AR16

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2016

This report is submitted for the general information of the shareholders of the Funds.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Dear Shareholder:

We appreciate the confidence you have placed in us and are continually grateful to work with you. It enables all of us at Summit Global Investments (“SGI”) to do what we love every day-manage equities. We believe that investors are ultimately rewarded when equity risk is prudently managed. Our strategy utilizes time-tested investment principles and seeks to be fully invested in the equity market while providing a smoother ride than other investment strategies.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio does not eliminate risk, it can considerably lessen the effect of market gyrations.

Our investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We sincerely value and believe strongly that return and risk must coincide and be effectively managed together. Investing in cap-weighted indexes, higher risk strategies, products or markets just for exposure without regard to the investment’s return seems unwarranted. Investing for return must always be weighed against the risk of the investments.

For the fiscal year ended August 31, 2016, the Fund returned 13.99% (Class I Shares) vs. 12.54% for the S&P 500® Index (the “Index”), thus outperforming the Index by 1.44%. Since our last letter to shareholders dated February 28, 2016, U.S. equities have experienced quite the ride with the Fund returning 8.98% vs. 13.60% for the Index, thus underperforming the Index by 4.62%. This ride, though slightly volatile with the “Brexit” vote, has come with a significant decrease in overall volatility as compared to previous periods. The beta for the Fund, as of August 31, 2016, was 0.72.1

We were recently asked if the “apocalypse” of low-volatility equity has come. Our answer is a resounding NO!!! Although the Fund underperformed its market benchmark since our last shareholder letter, this is certainly not the “end”. In fact, it looks like a prudent position for low-volatility equities going forward. There’s been much hype about high valuations of defensive sectors or a crowded trade in low-volatility equities. We always feel it’s best to check beyond the hype and check in with reality. The reality is sector valuations are fairly priced.

With respect to a crowded trade, the numbers don’t bear it out. Overall passive investing has been growing 2% per annum (over active) or $17 billion per month. Passive strategies now account for 43% of managed assets. Within active strategies only 1% of managed assets flow into low-volatility equity (For comparison, 23% of managed assets are in active value strategies.) If active low-volatility equity strategies had inflows of $2 billion per month it would take over 20 years for low volatility to make up 10% of AUM in active strategies.

Cyclical Stocks Surge with Consumer Optimism

Consumer confidence has increased, approaching the highest level since the recession, due primarily to improving employment. The market was also boosted by complacent risk as the VIX Index, a gauge of market volatility, fell from a 26 to 13 by the end of the 2nd quarter. While the U.S. economic indicators have generally led to the downside over the past quarter, the outperformance of “early cyclicals” coupled with lower volatility, suggest the bounce, post-Brexit, has not been a “junk trade”, but rather a bet on an economic reacceleration

[1]

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Business Cycle Moves in Late Stage

Equity sector momentum and economic indicators suggest the U.S. is in the late stage of economic expansion. Materials, industrials, and energy sectors, usually the best performers at the end of an expansion, delivered strong performance. Oil has increased and interest rates began rising, with 10-year government bond rates rising from 1.35% to near 1.70%. Historically, a sense of euphoria can drive market valuations to extreme levels prior to a correction. History shows when a business cycle moves into a late stage there is a 50/50 chance of recession in the next 12-18 months. This current economic expansion is now the 4th longest in history.

[1]	Beta attempts to measure relative market risk. A beta rating above 1.0 indicates greater volatility than the market. A beta rating below 1.0 indicates lower volatility than the market.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

Market Valuations Are Stretched

Noted economist Benjamin Graham once proclaimed, “In the short run, the market is like a voting machine...but in the long run, it is like a weighing machine.” Since the last recession, the market rise has been supported by increasing earnings until recently (see chart below) when the market surged ahead despite falling earnings. This growing disconnect between prices and earnings will be resolved by either a fall in market prices or a dramatic increase in earnings. It’s difficult to believe earnings rebounding so strongly with oil prices rising, wages ticking up, and profit margins decreasing. Our view is to be more cautious ahead. We see little-to-sluggish growth in earnings.

S&P 500 Price and Trailing EPS

Low Volatility Protects when the VIX Spikes

We believe short-term market timing of asset classes and styles is very difficult. Over full business cycles, low-volatility portfolios have generated market returns with a smoother ride. Lower volatility portfolios work best during periods of increased market risk.

The VIX has spiked several times during the last two years (e.g., Russia invading the Ukraine, the Ebola outbreak, Brexit, etc.) During these events, SGI’s Low-Volatility strategies protected on the downside. Once fear subsided, the VIX decreased and SGI’s strategies trailed the market’s rise. (The chart shows the relative performance of the U.S. Low Volatility Equity Fund’s Class I net of fees and VIX levels.)

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2016

(Unaudited)

With the VIX currently at all-time lows, if there was a good entry point for low-volatility equity, now might be that time, as valuations have become relatively cheaper. The best time to buy insurance is before you need it, especially when it is priced cheap during periods of market complacency (i.e., right now!!!)

SGI’s Multi-Factor, Multi-Faceted Investment Approach

Historically, a blended or multi-factor approach increases investment return consistency as single factors tend to go in and out of style. Utilizing a multi-factor approach has cyclically outperformed the Index and helps limit the drastic return extremes of single factor exposure (such as many passive “smart beta” approaches).

SGI’s proprietary investment model blends multiple factors (e.g., risk, valuation, growth, momentum and quality) to quantitatively analyze equities. In addition, we conduct a fundamental risk over-lay to examine risks not easily quantifiable. We believe these processes, utilizing both quantitative and qualitative inputs, better protect and grow client assets.

We continue to reiterate that large market events are being driven more and more by world events than ever before. U.S. markets do not stand alone, isolated from the world. U.S. companies are global companies. Their revenue and profits, business plans and investments, and ultimately success or failure is more correlated to global events than ever in history. As such, companies must be as strong or stronger, balance sheet-wise, than the country in which they are headquartered. We must keep an eye on such events and company strength throughout the coming months and years.

In addition to global and political events, companies are unique in how each prepares, responds and survives the impact of such macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe, for U.S. equity exposure, the Fund’s approach is effective over full market cycles.

Our philosophy to navigate such markets is simple and consistent throughout up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns with smaller drawdowns, and adds increased diversification when combined with other investment strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and how it correlates with other stocks within the portfolio, ultimately seeking to maximize return with an overall lower risk than a cap-weighted benchmark. As stated in the Fund’s prospectus, the Fund seeks to outperform the Index over a full market cycle while reducing overall volatility.

Financial markets are always unpredictable, but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide acceptable long-term, risk-adjusted returns.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2016

(Unaudited)

While we remain optimistic about the opportunities within the U.S. equity market, we remain focused on monitoring the risk of individual companies and the Fund’s overall portfolio. During these times of continued uncertainty, we believe the Fund will provide access to market returns with less overall risk.

Sincerely,

Summit Global Investments, LLC

SUMMIT GLOBAL INVESTMENTS

Small Cap Low Volatility Fund

Annual Investment Adviser’s Report

August 31, 2016

(Unaudited)

Dear Shareholder:

We appreciate the confidence you have placed in us and are continually grateful to work with you. It enables all of us at Summit Global Investments (“SGI”) to do what we love every day-manage equities. We believe that investors are ultimately rewarded when equity risk is prudently managed. Our strategy utilizes time-tested investment principles and seeks to be fully invested in the equity market while providing a smoother ride than other investment strategies.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio does not eliminate risk, it can considerably lessen the effect of market gyrations.

Our investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We sincerely value and believe strongly that return and risk must coincide and be effectively managed together. Investing in cap-weighted indexes, higher risk strategies, or products or markets just for exposure without regard to the investment’s return seems unwarranted. Investing for return must always be weighed against the risk of the investments.

Since the commencement of the Fund’s operations on March 31, 2016, U.S. equities have experienced quite the ride with the Fund returning 8.30% (Class I Shares) vs. 11.93% for the Russell 2000® Index (the “Index”), thus underperforming the Index by 3.63%. This ride, though slightly volatile with the “Brexit” vote, has come with a significant decrease in overall volatility. The beta for the Fund, as of August 31, 2016, was 0.70.1

We were recently asked if the “apocalypse” of low-volatility equity has come. Our answer is a resounding NO!!! Especially in small cap equities. Although the Fund underperformed its market benchmark, this is certainly not the “end”. In fact, it looks like a prudent position for low-volatility equities going forward. There’s been much hype about high valuations of defensive sectors or a crowded trade in low-volatility equities. We always feel it’s best to check beyond the hype and check in with reality. The reality is sector valuations are fairly priced.

With respect to a crowded trade, the numbers don’t bear it out. Overall passive investing has been growing 2% per annum (over active) or $17 billion per month. Passive strategies now account for 43% of managed assets. Within active strategies only 1% of managed assets flow into low-volatility equity (For comparison, 23% of managed assets are in active value strategies.) If active low-volatility equity strategies had inflows of $2 billion per month it would take over 20 years for low volatility to make up 10% of AUM in active strategies.

Cyclical Stocks Surge with Consumer Optimism

Consumer confidence has increased, approaching the highest level since the recession, due primarily to improving employment. The market was also boosted by complacent risk as the VIX Index, a gauge of market volatility, fell from a 26 to 13 by the end of the 2nd quarter. While the U.S. economic indicators have generally led to the downside over the past quarter, the outperformance of “early cyclicals” coupled with lower volatility, suggest the bounce, post-Brexit, has not been a “junk trade”, but rather a bet on an economic reacceleration.

Business Cycle Moves in Late Stage

Equity sector momentum and economic indicators suggest the U.S. is in the late stage of economic expansion. Materials, industrials, and energy sectors, usually the best performers at the end of an expansion, delivered strong performance. Oil has increased and interest rates began rising, with 10-year government bond rates rising from 1.35% to near 1.70%. Historically, a sense of euphoria can drive market valuations to extreme levels prior to a correction. History shows when a business cycle moves into a late stage there is a 50/50 chance of recession in the next 12-18 months. This current economic expansion is now the 4th longest in history.

[1]	Beta attempts to measure relative market risk. A beta rating above 1.0 indicates greater volatility than the market. A beta rating below 1.0 indicates lower volatility than the market.

SUMMIT GLOBAL INVESTMENTS

Small Cap Low Volatility Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2016

(Unaudited)

Market Valuations Are Stretched

Noted economist Benjamin Graham proclaimed, “In the short run, the market is like a voting machine...but in the long run, it is like a weighing machine.” Since the last recession, the market rise has been supported by increasing earnings until recently when the market surged ahead despite falling earnings. This growing disconnect between prices and earnings will be resolved by either a fall in market prices or a dramatic increase in earnings. It’s difficult to believe earnings rebounding so strongly with oil prices rising, wages ticking up, and profit margins decreasing. Our view is to be more cautious ahead. We see little-to-sluggish growth in earnings.

With the VIX currently at all-time lows, if there was a good entry point for low-volatility equity, now might be that time as valuations have become relatively cheaper. The best time to buy insurance is before you need it, especially when it is priced cheap during periods of market complacency (i.e., right now!!!)

SGI’s Multi-Factor, Multi-Faceted Investment Approach

Historically, a blended or multi-factor approach increases investment return consistency as single factors tend to go in and out of style. Utilizing a multi-factor approach has cyclically outperformed the Index and helps limit the drastic return extremes of single factor exposure (such as many passive “smart beta” approaches).

SGI’s proprietary investment model blends multiple factors (e.g., risk, valuation, growth, momentum and quality) to quantitatively analyze equities. In addition, we conduct a fundamental risk over-lay to examine risks not easily quantifiable. We believe these processes, utilizing both quantitative and qualitative inputs, better protect and grow client assets.

We continue to reiterate that large market events are being driven more and more by world events than ever before. U.S. markets do not stand alone, isolated from the world. U.S. companies are global companies. Their revenue and profits, business plans and investments, and ultimately success or failure is more correlated to global events than ever in history. As such, companies must be as strong or stronger, balance sheet-wise, than the country in which they are headquartered. We must keep an eye on such events and company strength throughout the coming months and years.

In addition to global and political events, companies are unique in how each prepares, responds and survives the impact of such macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe, for U.S. equity exposure, the Fund’s approach is effective over full market cycles.

Our philosophy to navigate such markets is simple and consistent throughout up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns with smaller drawdowns, and adds increased diversification when combined with other investment strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and how it correlates with other stocks within the portfolio, ultimately seeking to maximize return with an overall lower risk than a cap-weighted benchmark. As stated in the Fund’s prospectus, the Fund seeks to outperform the Index over a full market cycle while reducing overall volatility.

Financial markets are always unpredictable, but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide acceptable long-term, risk-adjusted returns.

While we remain optimistic about the opportunities within the U.S. equity market, we remain focused on monitoring the risk of individual companies and the Fund’s overall portfolio. During these times of continued uncertainty, we believe the Fund will provide access to market returns with less overall risk.

Sincerely,

Summit Global Investments, LLC

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity

Fund - Class A Shares

vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, adjusted for the Class A Shares’ maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2016
	Since
	Inception†
Class A Shares (without sales charge)(a)	6.74%
Class A Shares (with sales charge)(a)	1.16%
S&P 500® Index (excluding dividends)	4.41%	(b)

†	Not annualized.

(a)	Class A Shares of the Fund commenced operations on October 29, 2015.

(b)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2015, are 1.45% and 1.23%, respectively, of average daily net assets for Class A Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2016 without

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

the approval of the Board of Directors of The RBB Fund, Inc. Effective January 1, 2013, if at any time the Fund’s total annual fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity

Fund - Class C Shares

vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2016
Since
Inception†
Class C Shares(a)	6.93%
S&P 500® Index (excluding dividends)	6.21% (b)

†	Not annualized.
(a)	Class C Shares of the Fund commenced operations on December 31, 2015.
(b)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2015, are 2.20% and 1.98%, respectively, of average daily net assets for Class C Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2016 without the approval of the Board of Directors of The RBB Fund, Inc. Effective January 1, 2013, if at any time the Fund’s total annual fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equity

Fund - Class I Shares

vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2016
			Since
	1 Year	3 Year	Inception
Class I Shares	13.99%	12.31%	12.48	%*
S&P 500® Index (excluding dividends)	10.08%	9.94%	10.83	%**

(a)	The Fund commenced operations on February 29, 2012.
(b)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2015, are 1.20% and 0.98%, respectively, of average daily net assets for Class I Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2016 without the approval of the Board of Directors of The RBB Fund, Inc. Effective January 1, 2013, if at any time the Fund’s total annual fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility

Fund - Class C Shares

vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 minimum initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2016
	Since
	Inception†
Class C Shares(a)	8.00%
Russell 2000® Index (excluding dividends)	11.93	%(b)

†	Not annualized.
(a)	Class C Shares of the Fund commenced operations on March 31, 2016.
(b)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 31, 2016, are 2.45% and 2.23%, respectively, of average daily net assets for Class C Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2017 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments Small Cap Low Volatility

Fund - Class I Shares

vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2016
Since
Inception†
Class I Shares(a)	8.30%
Russell 2000® Index (excluding dividends)	11.93%(b)

†	Not annualized.
(a)	Class I Shares of the Fund commenced operations on March 31, 2016.
(b)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 31, 2016, are 1.45% and 1.23%, respectively, of average daily net assets for Class I Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2017 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2,000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

“The Fund invests in equity securities which are subject to market, economic and business risks that may cause their price to rise or fall over time. Although the Fund seeks lower volatility by investing in stocks with a lower risk profile, such exposure may limit the Fund’s gains in a rising market.”

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - RETAIL SHARES

Performance Data (Continued)

August 31, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility

Fund - Retail Shares

vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 minimum initial investment in the Fund’s Retail Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2016
Since
Inception†
Retail Shares(a)	8.30%
Russell 2000® Index (excluding dividends)	11.93%(b)

†	Not annualized.
(a)	The Fund commenced operations on March 31, 2016.
(b)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 31, 2016, are 1.70% and 1.48%, respectively, of average daily net assets for Retail Shares. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Retail Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2017 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Retail Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - RETAIL SHARES

Performance Data (Concluded)

August 31, 2016

(Unaudited)

The Fund’s investment will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2016

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2016 or the commencement of operations (as indicated) through August 31, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2016

(Unaudited)

	Summit Global Investments U.S. Low Volatility Equity Fund
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,087.50	$ 6.45
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.24
Class C Shares
Actual	$1,000.00	$1,078.00	$10.39
Hypothetical (5% return before expenses)	1,000.00	1,015.13	10.08
Class I Shares
Actual	$1,000.00	$1,089.00	$ 5.15
Hypothetical (5% return before expenses)	1,000.00	1,020.21	4.98

	Summit Global Investments Small Cap Low Volatility Fund
	Beginning Account Value March 31, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period**
Class C Shares
Actual	$1,000.00	$1,080.00	$ 9.63
Hypothetical (5% return before expenses)	1,000.00	1,013.93	11.29
Class I Shares
Actual	$1,000.00	$1,083.00	$ 5.32
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.24
Retail Shares
Actual	$1,000.00	$1,083.00	$ 6.40
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.51

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.23%, 1.99% and 0.98% for Class A, Class C and Class I Shares of the Summit Global Investments U.S. Low Volatility Equity Fund, respectively, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund of 8.75%, 7.80% and 8.90% for Class A, Class C and Class I Shares, respectively.

**

Expenses are equal to the Fund’s annualized six-month expense ratio of 2.23%, 1.23% and 1.48% for Class C, Class I and Retail Shares of the Summit Global Investments Small Cap Low Volatility Fund, respectively, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (152) from March 31, 2016 (commencement of operations) through August 31, 2016. The Funds’ ending account value on the first line in the table is based on the actual total return since the commencement of operations, of 8.00%, 8.30% and 8.30% for Class C, Class I and Retail Shares, respectively. For comparison purposes, the hypothetical expenses are as if the Fund had been in existence from March 1, 2016 and are equal to the annualized expense ratio for each Class, multiplied by the average value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCKS:
Retail	12.3%	$15,485,134
Food	8.8	11,074,637
Electric	7.6	9,540,462
Software	6.5	8,165,174
Pharmaceuticals	5.8	7,253,982
Telecommunications	5.7	7,169,763
Computers	5.4	6,810,296
Insurance	5.4	6,776,183
Oil & Gas	4.8	6,084,464
Healthcare-Products	3.9	4,939,506
Healthcare-Services	3.8	4,735,760
Real Estate Investment Trusts	2.6	3,210,277
Transportation	2.4	3,061,422
Cosmetics/Personal Care	2.4	3,039,653
Environmental Control	2.4	2,977,220
Advertising	2.0	2,566,674
Household Products/Wares	1.9	2,434,302
Diversified Financial Services	1.6	2,052,654
Commercial Services	1.5	1,862,216
Aerospace/Defense	1.4	1,773,681
Biotechnology	1.4	1,716,522
Banks	1.3	1,641,510
Media	1.1	1,358,543
Information Technology	0.7	825,968
Airlines	0.5	641,535
Apparel	0.4	564,655
Internet	0.4	506,260
Semiconductors	0.2	258,408
Auto Parts & Equipment	0.2	255,345
Other Assets in Excess of Liabilities	5.6	6,988,362

NET ASSETS	100.0%	$125,770,568

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments

August 31, 2016

	Number
	of Shares	Value

COMMON STOCKS - 94.4%
Advertising — 2.0%
Omnicom Group, Inc.	29,800	$2,566,674

		2,566,674

Aerospace/Defense — 1.4%
Lockheed Martin Corp.	7,300	1,773,681

		1,773,681

Airlines — 0.5%
Alaska Air Group, Inc.	9,500	641,535

		641,535

Apparel — 0.4%
VF Corp.	9,100	564,655

		564,655

Auto Parts & Equipment — 0.2%
Goodyear Tire & Rubber Co., (The)	8,700	255,345

		255,345

Banks — 1.3%
US Bancorp	27,400	1,209,710
Wells Fargo & Co.	8,500	431,800

		1,641,510

Biotechnology — 1.4%
Gilead Sciences, Inc.	21,900	1,716,522

		1,716,522

Commercial Services — 1.5%
Cintas Corp.	4,500	528,795
Total System Services, Inc.	21,700	1,068,725
Western Union Co., (The)	12,300	264,696

		1,862,216

Computers — 5.4%
Accenture PLC, Class A	14,800	1,702,000
Apple, Inc.	16,400	1,740,040
International Business Machines Corp.	21,200	3,368,256

		6,810,296

Cosmetics/Personal Care — 2.4%
Colgate-Palmolive Co.	10,000	743,400
Procter & Gamble Co., (The)	26,300	2,296,253

		3,039,653

Diversified Financial Services — 1.6%
American Express Co.	31,300	2,052,654

		2,052,654

Electric — 7.6%
CMS Energy Corp.	5,700	239,229

	Number
	of Shares	Value

Electric — (Continued)
Dominion Resources, Inc.	15,800	$1,171,728
DTE Energy Co.	8,600	798,940
Duke Energy Corp.	13,400	1,067,444
Edison International	29,300	2,130,696
PG&E Corp.	3,700	229,178
PPL Corp.	29,900	1,039,922
Southern Co., (The)	16,900	867,477
WEC Energy Group, Inc.	20,000	1,197,600
Xcel Energy, Inc.	19,300	798,248

		9,540,462

Environmental Control — 2.4%
Republic Services, Inc.	32,100	1,621,692
Waste Management, Inc.	21,200	1,355,528

		2,977,220

Food — 8.8%
ConAgra Foods, Inc.	5,000	233,050
General Mills, Inc.	44,700	3,165,654
Hershey Co., (The)	5,200	519,428
Hormel Foods Corp.	58,300	2,230,558
Kellogg Co.	17,700	1,455,117
McCormick & Co., Inc.	5,100	519,996
Sysco Corp.	56,900	2,950,834

		11,074,637

Healthcare-Products — 3.9%
Baxter International, Inc.	20,500	957,965
DENTSPLY SIRONA, Inc.	8,600	528,556
Henry Schein, Inc.*	3,000	491,370
Medtronic PLC	3,600	313,308
Patterson Cos, Inc.	45,800	2,106,800
Thermo Fisher Scientific, Inc.	1,600	243,504
Varian Medical Systems, Inc.*	3,100	298,003

		4,939,506

Healthcare-Services — 3.8%
Aetna, Inc.	9,700	1,136,064
Anthem, Inc.	10,900	1,363,372
Laboratory Corp. of America Holdings*	5,800	794,194
UnitedHealth Group, Inc.	10,600	1,442,130

		4,735,760

Household Products/Wares — 1.9%
Church & Dwight Co., Inc.	11,700	1,163,214
Clorox Co., (The)	9,700	1,271,088

		2,434,302

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2016

	Number of Shares	Value

Information Technology — 0.7%
salesforce.com, Inc.*	10,400	$825,968

		825,968

Insurance — 5.4%
Berkshire Hathaway, Inc., Class B*	3,800	571,862
Chubb Ltd.	6,500	825,045
Cincinnati Financial Corp.	41,200	3,176,932
Principal Financial Group, Inc.	5,600	274,792
Progressive Corp., (The)	59,200	1,927,552

		6,776,183

Internet — 0.4%
VeriSign, Inc.*	6,800	506,260

		506,260

Media — 1.1%
Scripps Networks Interactive, Inc., Class A	3,700	234,469
Walt Disney Co., (The)	11,900	1,124,074

		1,358,543

Oil & Gas — 4.8%
California Resources Corp.*	1	8
Chevron Corp.	6,700	673,886
ConocoPhillips	5,200	213,460
Exxon Mobil Corp.	32,700	2,849,478
Occidental Petroleum Corp.	15,500	1,191,175
Pioneer Natural Resources Co.	4,100	734,105
Tesoro Corp.	5,600	422,352

		6,084,464

Pharmaceuticals — 5.8%
Express Scripts Holding Co.*	12,000	872,400
Johnson & Johnson	27,300	3,257,982
McKesson Corp.	2,800	516,936
Merck & Co., Inc.	5,600	351,624
Pfizer, Inc.	64,800	2,255,040

		7,253,982

Real Estate Investment Trusts — 2.6%
Apartment Investment & Management Co., Class A	5,700	257,526
Equity Residential	3,600	233,532
HCP, Inc.	6,700	263,511
Prologis, Inc.	4,900	260,239
Public Storage	3,800	850,972
Simon Property Group, Inc.	5,100	1,098,897
Welltower, Inc.	3,200	245,600

		3,210,277

	Number of Shares	Value

Retail — 12.3%
Bed Bath & Beyond, Inc.	15,100	$700,187
Costco Wholesale Corp.	14,600	2,366,514
Dollar General Corp.	18,900	1,387,449
Foot Locker, Inc.	12,600	827,064
Genuine Parts Co.	20,900	2,148,938
Home Depot, Inc., (The)	13,900	1,864,268
McDonald’s Corp.	8,100	936,846
Target Corp.	33,200	2,330,308
TJX Cos, Inc., (The)	22,900	1,773,376
Wal-Mart Stores, Inc.	16,100	1,150,184

		15,485,134

Semiconductors — 0.2%
Intel Corp.	7,200	258,408

		258,408

Software — 6.5%
CA, Inc.	35,700	1,210,587
Cerner Corp.*	4,200	271,068
Fidelity National Information Services, Inc.	3,200	253,856
Fiserv, Inc.*	20,500	2,112,525
Microsoft Corp.	38,600	2,217,956
Paychex, Inc.	34,600	2,099,182

		8,165,174

Telecommunications — 5.7%
AT&T, Inc.	79,200	3,237,696
Cisco Systems, Inc.	24,700	776,568
Verizon Communications, Inc.	60,300	3,155,499

		7,169,763

Transportation — 2.4%
CH Robinson Worldwide, Inc.	44,100	3,061,422

		3,061,422

TOTAL COMMON STOCKS (Cost $105,562,063)		118,782,206

TOTAL INVESTMENTS - 94.4% (Cost $105,562,063)		118,782,206

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6%		6,988,362

NET ASSETS - 100.0%		$125,770,568

*	Non-income producing security.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio Holdings Summary Table

August 31, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCKS:
Electric	7.7%	$939,105
Commercial Services	5.7	691,469
Chemicals	5.6	678,332
Insurance	4.6	556,064
Food	4.6	554,619
Banks	3.9	472,355
Water	3.6	439,395
Real Estate Investment Trusts	3.6	433,905
Computers	3.5	425,133
Retail	3.4	417,141
Healthcare-Services	3.4	414,384
Healthcare-Products	3.0	364,664
Electronics	3.0	358,974
Miscellaneous Manufacturing	2.7	326,697
Gas	2.7	322,567
Semiconductors	2.1	255,800
Office Furnishings	1.9	235,455
Investment Companies	1.9	230,523
Machinery-Diversified	1.8	221,940
Transportation	1.8	221,360
Telecommunications	1.8	213,036
Internet	1.7	211,663
Household Products/Wares	1.7	205,889
Mining	1.6	199,165
Auto Parts & Equipment	1.2	150,776
Forest Products & Paper	1.0	120,645
Savings & Loans	1.0	118,274
Textiles	1.0	115,551
Metal Fabricate/Hardware	0.9	109,473
Apparel	0.9	109,326
Software	0.9	109,300
Real Estate	0.9	108,264
Entertainment	0.9	106,528
Engineering & Construction	0.8	100,860
Home Furnishings	0.8	97,692
Airlines	0.8	96,768
Pharmaceuticals	0.8	96,236
Distribution/Wholesale	0.8	91,560
Other Assets in Excess of Liabilities	10.0	1,209,570

NET ASSETS	100.0%	$12,130,458

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments

August 31, 2016

	Number
	of Shares	Value

COMMON STOCKS - 90.0%
Airlines — 0.8%
Allegiant Travel Co.	700	$96,768

		96,768

Apparel — 0.9%
Unifi, Inc.*	4,200	109,326

		109,326

Auto Parts & Equipment — 1.2%
Douglas Dynamics, Inc.	4,700	150,776

		150,776

Banks — 3.9%
Community Trust Bancorp, Inc.	2,900	106,894
Financial Institutions, Inc.	92	2,473
First Busey Corp.	4,900	114,415
Great Southern Bancorp, Inc.	2,300	96,807
Preferred Bank Los Angeles CA	2,600	91,130
Stock Yards Bancorp, Inc.	1,800	57,438
Univest Corp of Pennsylvania	137	3,198

		472,355

Chemicals — 5.6%
Aceto Corp.	4,900	98,931
Calgon Carbon Corp.	6,800	98,600
Innospec, Inc.	2,100	124,488
Quaker Chemical Corp.	1,200	120,000
Sensient Technologies Corp.	1,500	109,845
Stepan Co.	1,800	126,468

		678,332

Commercial Services — 5.7%
CBIZ, Inc.*	10,000	113,100
Deluxe Corp.	43	2,931
Healthcare Services Group, Inc.	2,700	108,999
INC Research Holdings, Inc.*	2,300	100,349
Matthews International Corp.	2,000	123,020
McGrath RentCorp.	3,800	121,486
Viad Corp.	3,400	121,584

		691,469

Computers — 3.5%
Convergys Corp.	3,700	110,371
MTS Systems Corp.	2,100	104,475
TeleTech Holdings, Inc.	3,900	110,565
WNS Holdings Ltd., ADR*	3,400	99,722

		425,133

Distribution/Wholesale — 0.8%
Core-Mark Holding Co., Inc.	2,400	91,560

		91,560

	Number
	of Shares	Value

Electric — 7.7%
ALLETE, Inc.	1,800	$106,740
Avista Corp.	2,500	101,550
El Paso Electric Co.	2,300	105,087
MGE Energy, Inc.	2,000	109,880
NorthWestern Corp.	1,800	104,076
Otter Tail Corp.	3,500	119,840
PNM Resources, Inc.	3,100	98,549
Spark Energy, Inc., Class A	3,400	98,566
Unitil Corp.	2,398	94,817

		939,105

Electronics — 3.0%
Benchmark Electronics, Inc.*	5,100	123,012
Orbotech Ltd.*	4,100	117,178
Tech Data Corp.*	1,600	118,784

		358,974

Engineering & Construction — 0.8%
Exponent, Inc.	2,000	100,860

		100,860

Entertainment — 0.9%
International Speedway Corp., Class A	3,200	106,528

		106,528

Food — 4.6%
B&G Foods, Inc.	2,400	113,952
Cal-Maine Foods, Inc.	2,100	96,474
Fresh Del Monte Produce, Inc.	2,000	116,340
J&J Snack Foods Corp.	1,000	122,000
Sanderson Farms, Inc.	1,100	105,853

		554,619

Forest Products & Paper — 1.0%
Neenah Paper, Inc.	1,500	120,645

		120,645

Gas — 2.7%
Chesapeake Utilities Corp.	1,700	108,205
Northwest Natural Gas Co.	1,800	107,514
South Jersey Industries, Inc.	3,600	106,848

		322,567

Healthcare-Products — 3.0%
Analogic Corp.	1,300	115,700
ICU Medical, Inc.*	1,000	124,770
Masimo Corp.*	2,100	124,194

		364,664

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments (Continued)

August 31, 2016

	Number
	of Shares	Value

Healthcare-Services — 3.4%
Chemed Corp.	800	$107,944
Ensign Group, Inc., (The)	5,000	93,950
Surgical Care Affiliates, Inc.*	2,400	99,000
US Physical Therapy, Inc.	1,800	113,490

		414,384

Home Furnishings — 0.8%
Hooker Furniture Corp.	4,200	97,692

		97,692

Household Products/Wares — 1.7%
Helen of Troy Ltd.*	1,100	99,374
WD-40 Co.	900	106,515

		205,889

Insurance — 4.6%
Argo Group International Holdings Ltd.	1,980	112,345
Aspen Insurance Holdings Ltd.	2,200	101,112
Enstar Group Ltd.*	700	116,613
Maiden Holdings Ltd.	8,200	113,242
Navigators Group, Inc., (The)	1,200	112,752

		556,064

Internet — 1.7%
ePlus, Inc.*	1,300	117,663
FTD Cos, Inc.*	4,000	94,000

		211,663

Investment Companies — 1.9%
Compass Diversified Holdings L.P.†	6,500	112,125
TPG Specialty Lending, Inc.	6,345	118,398

		230,523

Machinery-Diversified — 1.8%
Applied Industrial Technologies, Inc.	2,300	109,296
Kadant, Inc.	2,100	112,644

		221,940

Metal Fabricate/Hardware — 0.9%
Global Brass & Copper Holdings, Inc.	3,900	109,473

		109,473

Mining — 1.6%
Compass Minerals International, Inc.	1,300	96,889
Kaiser Aluminum Corp.	1,200	102,276

		199,165

	Number
	of Shares	Value

Miscellaneous Manufacturing — 2.7%
Azz, Inc.	1,800	$119,574
Hillenbrand, Inc.	3,300	106,095
Standex International Corp.	1,200	101,028

		326,697

Office Furnishings — 1.9%
Herman Miller, Inc.	3,300	119,031
Knoll, Inc.	4,400	116,424

		235,455

Pharmaceuticals — 0.8%
Owens & Minor, Inc.	2,800	96,236

		96,236

Real Estate — 0.9%
RE/MAX Holdings, Inc., Class A	2,600	108,264

		108,264

Real Estate Investment Trusts — 3.6%
LTC Properties, Inc.	2,100	109,032
Potlatch Corp.	2,900	109,823
Urban Edge Properties	3,700	106,042
Urstadt Biddle Properties, Inc.	4,800	109,008

		433,905

Retail — 3.4%
Cheesecake Factory, Inc., (The)	2,100	107,961
PetMed Express, Inc.	5,400	108,864
Popeyes Louisiana Kitchen, Inc.*	2,000	109,060
Ruth’s Hospitality Group, Inc.	6,100	91,256

		417,141

Savings & Loans — 1.0%
First Defiance Financial Corp.	2,600	118,274

		118,274

Semiconductors — 2.1%
Cabot Microelectronics Corp.	2,400	119,328
MKS Instruments, Inc.	2,800	136,472

		255,800

Software — 0.9%
CSG Systems International, Inc.	2,500	109,300

		109,300

Telecommunications — 1.8%
ATN International, Inc.	1,400	91,476
Plantronics, Inc.	2,400	121,560

		213,036

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments (Concluded)

August 31, 2016

	Number
	of Shares	Value

Textiles — 1.0%
UniFirst Corp.	900	$115,551

		115,551

Transportation — 1.8%
Forward Air Corp.	2,400	110,592
Landstar System, Inc.	1,600	110,768

		221,360

Water — 3.6%
American States Water Co.	2,600	101,348
California Water Service Group	3,600	109,764
Connecticut Water Service, Inc.	2,100	97,377
Middlesex Water Co.	85	2,836
SJW Corp.	3,000	128,070

		439,395

TOTAL COMMON STOCKS (Cost $10,206,849)		10,920,888

TOTAL INVESTMENTS - 90.0% (Cost $10,206,849)		10,920,888

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.0%		1,209,570

NET ASSETS - 100.0%		$12,130,458

†	Master Limited Partnerships
*	Non-income producing security.

ADR    American Depository Receipt

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2016

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund
ASSETS
Investments, at value (Cost $105,562,063 and $10,206,849, respectively)	$118,782,206	$10,920,888
Cash	6,888,502	1,192,480
Receivables for:
Capital shares sold	220,143	33,583
Dividends	285,211	13,177
Receivable from Investment Adviser (See Note 2)	—	35,426
Prepaid expenses and other assets	31,026	31,788

Total assets	126,207,088	12,227,342

LIABILITIES
Payables for:
Capital shares redeemed	298,387	46,802
Advisory fees	48,788	—
Audit fees	27,428	18,500
Administration and accounting services fees	23,166	13,873
Transfer agent fees	20,674	13,037
Other accrued expenses and liabilities	18,077	4,672

Total liabilities	436,520	96,884

Net Assets	$125,770,568	$12,130,458

NET ASSETS CONSIST OF
Par value.	$8,561	$1,120
Paid-in capital	110,582,238	11,386,171
Undistributed net investment income	645,723	29,128
Accumulated net realized gain from investments	1,313,903	—
Net unrealized appreciation on investments	13,220,143	714,039

Net Assets	$125,770,568	$12,130,458

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

August 31, 2016

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund
CLASS A SHARES:
Net Assets applicable to Class A Shares	$19,288,496	$—

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,314,469	—

Net asset value and redemption price per share	$14.67	$—

Maximum offering price per share (100/94.75 of $14.67)	$15.48	$—

CLASS C SHARES:
Net Assets applicable to Class C Shares	$372,527	$25,782

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	25,670	2,388

Net asset value, offering and redemption price per share	$14.51	$10.80

CLASS I SHARES:
Net Assets applicable to Class I Shares	$106,109,545	$10,094,666

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	7,221,327	931,977

Net asset value, offering and redemption price per share	$14.69	$10.83

RETAIL SHARES:
Net Assets applicable to Retail Shares	$—	$2,010,010

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	—	185,525

Net asset value, offering and redemption price per share	$—	$10.83

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

For the Year/Period Ended August 31, 2016

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund(1)
INVESTMENT INCOME
Dividends and interest	$2,355,566	$59,618

Total investment income	2,355,566	59,618

EXPENSES
Advisory fees (Note 2)	670,394	32,308
Transfer agent fees (Note 2)	117,174	31,643
Administration and accounting services fees (Note 2)	104,182	32,105
Registration and filing fees	42,882	22,322
Legal fees	32,322	1,199
Printing and shareholder reporting fees	29,695	2,101
Audit fees	27,501	18,500
Distribution fees (Class A Shares) (Note 2)	20,285	—
Directors’ and officers’ fees	30,764	1,201
Custodian fees (Note 2)	16,601	5,563
Distribution fees (Class C Shares) (Note 2)	839	76
Distribution fees (Retail Shares) (Note 2)	—	1,359
Other expenses	17,993	2,763

Total expenses before waivers and reimbursments	1,110,632	151,140
Less: waivers and reimbursments (Note 2)	(151,284)	(108,075)

Net expenses after waivers and reimbursments	959,348	43,065

Net investment income	1,396,218	16,553

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	1,776,859	—
Net change in unrealized appreciation/ (depreciation) on:
Investments	9,203,615	714,039

Net realized and unrealized gain on investments	10,980,474	714,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,376,692	$730,592

(1)	The Fund commenced investment operations on March 31, 2016.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,396,218	$1,006,474
Net realized gain from investments	1,776,859	3,435,300
Net change in unrealized appreciation/(depreciation) on investments	9,203,615	(1,560,314)

Net increase in net assets resulting from operations	12,376,692	2,881,460

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A Shares	(7,658)	—
Class I Shares	(1,139,884)	(764,753)

Total net investment income	(1,147,542)	(764,753)

Net realized gains
Class A Shares	(28,208)	—
Class I Shares	(4,094,120)	(1,984,239)

Total net realized gains	(4,122,328)	(1,984,239)

Net decrease in net assets from dividends and distributions to shareholders	(5,269,870)	(2,748,992)

INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	19,363,190	—
Reinvestment of distributions	35,866	—
Shares redeemed	(1,140,074)	—
Redemption fees	1,780	—

Total from Class A Shares	18,260,762	—

Class C Shares
Proceeds from shares sold	375,044	—
Shares redeemed	(5,228)	—
Redemption fees	19	—

Total from Class C Shares	369,835	—

Class I Shares
Proceeds from shares sold	42,888,293	23,177,135
Reinvestment of distributions	5,087,374	2,688,722
Shares redeemed	(20,808,046)	(13,416,205)
Redemption fees	15,629	1,492

Total from Class I Shares	27,183,250	12,451,144

Net increase in net assets from capital share transactions	45,813,847	12,451,144

Total increase in net assets	52,920,669	12,583,612

NET ASSETS:
Beginning of year	72,849,899	60,266,287

End of year	$125,770,568	$72,849,899

Undistributed net investment income, end of year	$645,723	$700,661

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Class A Shares
Shares sold.	1,390,678	—
Shares reinvested	2,601	—
Shares redeemed	(78,810)	—

Total from Class A Shares	1,314,469	—

Class C Shares
Shares sold.	26,038	—
Shares redeemed	(368)	—

Total from Class C Shares	25,670	—

Class I Shares
Shares sold.	3,027,570	1,648,561
Shares reinvested	368,917	198,723
Shares redeemed	(1,461,643)	(954,075)

Total from Class I Shares	1,934,844	893,209

Net increase in shares outstanding derived from share transactions	3,274,983	893,209

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets

For the Period Ended August 31, 2016(1)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,553
Net change in unrealized appreciation/(depreciation) on investments	714,039

Net increase in net assets resulting from operations	730,592

CAPITAL SHARE TRANSACTIONS:
Class C Shares
Proceeds from shares sold	24,330
Redemption fees	10

Total from Class C Shares	24,340

Class I Shares
Proceeds from shares sold	9,870,906
Shares redeemed	(397,353)
Redemption fees	4,233

Total from Class I Shares.	9,477,786

Retail Shares
Proceeds from shares sold	1,994,390
Shares redeemed	(97,419)
Redemption fees	769

Total from Retail Shares.	1,897,740

Net increase in net assets from capital share transactions	11,399,866

Total increase in net assets	12,130,458

NET ASSETS:
Beginning of period	—

End of period	$12,130,458

Undistributed net investment income, end of period	$29,128

(1)	The Fund commenced investment operations on March 31, 2016.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets (Concluded)

For the Period Ended August 31, 2016(1)
INCREASE IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Class C Shares
Shares sold	2,388

Total from Class C Shares	2,388

Class I Shares
Shares sold	969,650
Shares redeemed	(37,673)

Total from Class I Shares.	931,977

Retail Shares
Shares sold	194,884
Shares redeemed	(9,359)

Total from Retail Shares.	185,525

Net increase in shares outstanding derived from share transactions	1,119,890

(1)	The Fund commenced investment operations on March 31, 2016.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.69

Net investment income(2)	0.14
Net realized and unrealized gain from investments(3)	0.79

Net increase in net assets resulting from operations	0.93

Dividends and distributions to shareholders from:
Net investment income	(0.20)
Net realized gains	(0.75)

Total dividends and distributions to shareholders	(0.95)

Net asset value, end of period	$14.67

Total investment return(4)	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,288
Ratio of expenses to average net assets with waivers and reimbursements	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.38	%(6)
Ratio of net investment income to average net assets	1.15	%(6)
Portfolio turnover rate(7)	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total Investment Return does not reflect Sales Charge.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio Turnover Rate is calculated for the Fund, as a whole, for the entire year.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$13.57

Net investment income(2)	0.03
Net realized and unrealized gain from investments(3)	0.91

Net increase in net assets resulting from operations	0.94

Net asset value, end of period	$14.51

Total investment return(4)	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$373
Ratio of expenses to average net assets with waivers and reimbursements	1.99	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.16	%(6)
Ratio of net investment income to average net assets	0.32	%(6)
Portfolio turnover rate(7)	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio Turnover Rate is calculated for the Fund, as a whole, for the entire year.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period February 29, 2012(1) to August 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$13.78	$13.72	$11.85	$10.18	$10.00

Net investment income(2)	0.21	0.21	0.16	0.15	0.08
Net realized and unrealized gain from investments(3)	1.66	0.44	2.01	1.64	0.10

Net increase in net assets resulting from operations	1.87	0.65	2.17	1.79	0.18

Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.16)	(0.08)	(0.05)	—
Net realized gains	(0.75)	(0.43)	(0.22)	(0.07)	—

Total dividends and distributions to shareholders	(0.96)	(0.59)	(0.30)	(0.12)	—

Net asset value, end of period	$14.69	$13.78	$13.72	$11.85	$10.18

Total investment return(4)	13.99%	4.82%	18.57%	17.78%	1.80	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,110	$72,850	$60,266	$25,638	$3,602
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98%	0.98%	0.98	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.14%	1.20%	1.35%	2.74%	20.03	%(6)
Ratio of net investment income to average net assets	1.49%	1.47%	1.25%	1.34%	1.64	%(6)
Portfolio turnover rate.	41%	42%	110%	81%	95	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(2)	(0.02)
Net realized and unrealized gain from investments(3)	0.82

Net increase in net assets resulting from operations	0.80

Net asset value, end of period	$10.80

Total investment return(4)	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	5.43	%(6)
Ratio of net investment loss to average net assets	(0.47	)%(6)
Portfolio turnover rate	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(2)	0.02
Net realized and unrealized gain from investments(3)	0.81

Net increase in net assets resulting from operations	0.83

Net asset value, end of period	$10.83

Total investment return(4)	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	4.43	%(6)
Ratio of net investment income to average net assets	0.53	%(6)
Portfolio turnover rate	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Retail Shares
	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(2)	0.01
Net realized and unrealized gain from investments(3)	0.82

Net decrease in net assets resulting from operations	0.83

Net asset value, end of period	$10.83

Total investment return(4)	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	4.68	%(6)
Ratio of net investment income to average net assets	0.28	%(6)
Portfolio turnover rate	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-four active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund, which commenced investment operations on February 29, 2012 and March 31, 2016, respectively. As of August 31, 2016, the Summit Global Investments U.S. Low Volatility Equity Fund offers three Classes of Shares: Class A Shares, Class C Shares and Class I Shares; the Summit Global Investments Small Cap Low Volatility Fund offers three Classes of Shares: Retail Shares, Class C Shares and Class I Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 83.423 billion shares are currently classified into one hundred and sixty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation – Each Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Funds’ investments carried at fair value:

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

	Total Value at August 31, 2016	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Summit Global Investments
U.S Low Volatility Equity Fund
Investments in Securities*	$118,782,206	$118,782,206	$—	$—

Summit Global Investments
Small Cap Low Volatility Fund
Investments in Securities*	$10,920,888	$10,920,888	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption/Exchange Fees — The Funds impose a redemption/exchange fee of 1.50% on redemptions/exchanges of shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Funds reserve the right to modify or eliminate the redemption/exchange fees or waivers at any time.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, the Adviser is entitled to recieve 0.70% of the Summit Global Investments U.S. Low Volatility Equity Fund’s average net assets and 0.95% of the Summit Global Investments Small Cap Low Volatility Fund’s average daily net assets, computed daily and paid monthly.

For the Summit Global Investments U.S. Low Volatility Equity Fund, Summit has contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23%, 1.23%, 0.98% and 1.98% of the Fund’s average daily net assets attributable to Class A Shares, Retail Shares, Class I Shares and Class C Shares, respectively. This contractual limitation may not be terminated before December 31, 2016 without the approval of the Company’s Board of Directors. For the Summit Global Investments Small Cap Low Volatility Fund, Summit has contractually agreed to waive management fees

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

and reimburse expenses through December 31, 2017 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23%, 1.48% and 2.23% of the Fund’s average daily net assets attributable to Class I Shares, Retail Shares and Class C Shares, respectively. This contractual limitation may not be terminated before December 31, 2017 without the approval of the Company’s Board of Directors. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed the limits stated above as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time the Funds’ total annual fund operating expenses for a year are less than the limits stated above, the Adviser is entitled to reimbursement by the Funds of the advisory fees forgone and other payments remitted by the Adviser to the respective Fund within three years from the date on which such waiver or reimbursement was made. There were no fees recouped by the Adviser during the year ended August 31, 2016.

For the year ended August 31, 2016, advisory fees and waivers/reimbursements of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Reimbursements	Net Advisory Fees
Summit Global Investments U.S. Low Volatility Equity Fund	$670,394	$(151,284)	$—	$519,110
Summit Global Investments Small Cap Low Volatility Fund	32,308	(32,308)	(75,767)	(75,767)

As of August 31, 2016, the Funds had amounts available for recoupment as follows:

	August 31, 2017	August 31, 2018	August 31, 2019
Summit Global Investments U.S. Low Volatility Equity Fund	$170,961	$147,547	$151,284
Summit Global Investments Small Cap Low Volatility Fund	—	—	108,075

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing these transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter and distributor of the Funds, shares pursuant to a Distribution Agreement with RBB.

The Board of Directors has approved a Distribution Agreement and adopted Plans of Distribution for Class A Shares, Retail Shares and Class C Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

is entitled to receive from each Fund a distribution fee with respect to Class A Shares, Retail Shares and Class C Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Retail Shares, and of up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plans is agreed upon by the Company’s Board of Directors and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares, Retail Shares and Class C Shares and may cost you more than paying other types of sales charges.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2016 was $13,222 for the Summit Global Investments U.S. Low Volatility Equity Fund and $213 for the Summit Global Investments Small Cap Low Volatility Fund. Until August 16, 2016, certain employees of BNY Mellon served as an officer of the Company. They were not compensated by the Fund or the Company. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and, effective January 1, 2016, Treasurer or Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Effective August 16, 2016, RBB hired a Treasurer and Secretary who was compensated for services provided For the year ended August 31, 2016, the Funds paid officer fees of $18,869 for the Summit Global Investments U.S. Low Volatility Equity Fund and $535 for the Summit Global Investments Small Cap Low Volatility Fund.

4. Investment in Securities

For the year ended August 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Summit Global Investments U.S. Low Volatility Equity Fund	$76,879,893	$37,754,466
Summit Global Investments Small Cap Low Volatility Fund	10,209,251	—

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Summit Global Investments U.S. Low Volatility Equity Fund	$105,588,623	$14,397,069	$(1,203,486)	$13,193,583

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

August 31, 2016

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Summit Global Investments Small Cap Low Volatility Fund	10,206,849	839,373	(125,334)	714,039

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2016, primarily attributable to the reclassification of short term gains in the Summit Global Investments U.S. Low Volatility Equity Fund and disallowed expenses in the Summit Global Investments Small Cap Low Volatility Fund:

	Undistributed Net Investments Income	Accumulated Net Realized Gains	Paid-In Capital
Summit Global Investments U.S. Low Volatility Equity Fund	$(303,614)	$303,614	$—
Summit Global Investments Small Cap Low Volatility Fund	$12,575	$—	$(12,575)

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
Summit Global InvestmentsU.S. Low Volatility Equity Fund	$645,376	$1,340,810	$13,193,583
Summit Global Investments Small Cap Low Volatility Fund	29,128	—	714,039

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2016 and August 31, 2015, was as follows:

	Year	Ordinary Income	Long-Term Gain	Total
Summit Global InvestmentsU.S. Low Volatility Equity Fund	2016	$3,040,904	$2,228,966	$5,269,870
	2015	$1,969,231	$779,761	$2,748,992
Summit Global Investments Small Cap Low Volatility Fund	2016	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Concluded)

August 31, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2016, no Fund had any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accounting agent to the Funds.

Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Funds (“Transfer Agent”). U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Funds.

SUMMIT GLOBAL INVESTMENTS FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund (two of the series constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2016, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund (two of the series constituting The RBB Fund, Inc.) at August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2016

SUMMIT GLOBAL INVESTMENTS FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. During the fiscal year ended August 31, 2016, the tax character of distributions paid by the Fund’s were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends
Summit Global Investments U.S. Low Volatility Equity Fund	$3,040,904	$2,228,966
Summit Global Investments Small Cap Low Volatility Fund	—	—

The Summit Global Investments U.S. Low Volatility Equity Fund designates 74.70% and the Summit Global Investments Small Cap Low Volatility Fund designates 0.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 74.70% for the Summit Global Investments U.S. Low Volatility Equity Fund and 0.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 74.23% for the Summit Global Investments U.S. Low Volatility Equity Fund and 0.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00% for the Summit Global Investments U.S. Low Volatility Equity Fund and 0.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The Summit Global Investments U.S. Low Volatility Equity Fund designates 100% and Summit Global Investments Small Cap Low Volatility Fund designates 0% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

Summit Global Investments U.S. Low Volatility Equity Fund

As required by the 1940 Act, the Board of Directors (the “Board”), including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (for this section only, the “Investment Advisory Agreement”) on behalf of the Summit Global Investments U.S. Low Volatility Equity Fund (for this section only, the “Fund”) at a meeting of the Board held on May 4-5, 2016 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Summit with respect to the Fund, the Board took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund and that Summit’s services had been acceptable.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information (Continued)

(Unaudited)

The Directors also considered the investment performance of the Fund and Summit. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund’s investment performance outperformed its primary benchmark, the S&P 500 Index, for the one-, three-, year-to-date and since inception periods ended March 31, 2016. The Directors also noted that the Fund ranked 1st in its Lipper Group and within the 1st quintile in its Lipper performance universe for the one-year period ended December 31, 2015.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, were lower than the peer group median and the actual total expenses of the Fund were slightly above the median of the peer group. In addition, the Directors noted that Summit has contractually agreed to limit total annual operating expenses to 0.98% for Class I Shares, 1.23% for Class A Shares or Retail Shares, and 1.98 for Class C Shares of the Fund’s average daily net assets through at least December 31, 2016, and that Summit expects to continue these fee waivers and expense reimbursements. The Directors also considered Summit’s profitability and overall firm wide assets which totaled approximately $554 million as of March 31, 2016.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2017.

Summit Global Investments Small Cap Low Volatility Fund

As required by the 1940 Act, the Board, including the Independent Directors, considered the approval of the investment advisory agreement between Summit and the Company (for this section only, the “Investment Advisory Agreement”) on behalf of the Summit Global Investments Small Cap Low Volatility Fund (for this section only, the “Fund”) at a meeting of the Board held on February 24, 2016 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial term ending August 16, 2017. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and Summit, with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Lipper comparing the Fund’s proposed management fees and anticipated total expense ratio to those in the Fund’s respective Lipper Group.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the proposed Investment Advisory Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through at least the first twelve months of the Fund’s operations to limit total annual operating expenses to 1.23%, 1.48% and 2.23% for the Class I Shares, Retail Shares and Class C Shares of the Fund, respectively.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the services to be provided by Summit, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an initial period ending August 16, 2017.

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommu- nications companies).
J. Richard Carnall 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	24	None
Gregory P. Chandler 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003- April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24

Kalmar Pooled
Investment
Trust
(registered
investment
company);
Wilmington
Funds
(registered
investment
company); WT
Mutual Fund
(registered
investment
company) (until
March 2012);
Independence
Blue Cross;
Intricon Corp.
(producer of
medical
devices).

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Sam Lambroza 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None
Arnold M. Reichman 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC. (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 E. Michigan St. Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	24	Reich and Tang Group (asset management).

INTERESTED DIRECTOR [2]
Robert Sablowsky 615 E. Michigan St. Milwaukee, WI 53202 Age: 78	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 Age: 53	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	NA	N/A
James G. Shaw 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	From 1995-2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company). Since 2016, Treasurer and Secretary of The RBB Fund, Inc.	NA	N/A
Robert Amweg Vigilant Compliance, LLC Getaway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012 Consulant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (register investment company).

				NA	N/A
Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	NA	N/A
Edward Paz 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007-present).	NA	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	NA	N/A

[1]	Each Director oversees twenty-four portfolios of the Company that are currently offered for sale.

[2]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[3]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS U.S AND SMALL CAP LOW VOLATILITY EQUITY FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information may include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS FUNDS

Privacy Notice

(Unaudited)

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

What we do
How do the Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments U.S. and Small Cap Low Volatility Equiy Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information ● give us your contact information ● make a wire transfer ● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Summit Global Investments U.S. and Small Cap Low Volatility Equity Funds may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser

Summit Global Investments, LLC

620 South Main Street

Bountiful, UT 84010

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

SUM-AR16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2016	Fiscal Year 2015
PricewaterhouseCoopers LLP	$225,956	$236,874
Ernst & Young LLP	$414,325	$323,425
BBD LLP	$15,500	$15,000
Aggregate Fees	$655,781	$575,299

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $25,000 for 2016 and $0 for 2015. Professional Services rendered with the agreed upon procedures for the RBB Fund, Inc.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2016	Fiscal Year 2015
PricewaterhouseCoopers LLP	$40,500	$2,000
Ernst & Young LLP	$39,666	$38,291
BBD LLP	$2,000	$0
Aggregate Fees	$82,166	$40,291

These fees were for the review of excise tax returns and passive foreign investment company (PFICs) analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.

Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.

Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.

Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.

Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2016	Fiscal Year 2015
PricewaterhouseCoopers LLP	$0	$41,600
Ernst & Young LLP	$25,000	$129,395
BBD LLP	$0	$0
Aggregate Fees	$25,000	$170,995

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date     10/31/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date     10/31/2016

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date     10/31/2016

* Print the name and title of each signing officer under his or her signature.